UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)

Stewart P. Greene, Esq.

c/o TIAA-CREF

730 Third Avenue,

New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: July 1 - December 31, 2005

Item 1. Reports to Stockholders.

2005 ANNUAL REPORT

TIAA-CREF
LIFE FUNDS

DECEMBER 31, 2005
Audited financial statements including summary portfolios of investments

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TIAA CREF
FINANCIAL SERVICES
FOR THE GREATER GOOD®

The Investment Company Act of 1940 requires the TIAA-CREF Life Separate Account VA-1 and Separate Account VLI-1 to provide investors with periodic reports on the financial condition and portfolio holdings of the funds in which the accounts invest. The funding vehicles for the accounts are the TIAA-CREF Life Funds. The returns of the TIAA-CREF Life Funds shown here do not include the administrative expense and mortality and expense risk charges deducted under the Personal Annuity Select, Lifetime Variable Select, Variable Universal Life and Single Premium Immediate Annuities contracts. Because of these additional deductions, the returns on the investment accounts offered through the contracts that invest in these funds are lower, for the same periods, than the figures shown here.

PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2005

	Inception Date	Average annual compound rates of total return
		1 year	5 years	Since inception
EQUITIES
Growth Equity Fund	4/3/2000	5.43%	–4.91%	–9.44%
Growth & Income Fund	4/3/2000	6.57	–0.44	–2.38
International Equity Fund	4/3/2000	15.01	4.49	–1.00
Stock Index Fund	1/4/1999	6.04	1.57	2.80
Social Choice Equity Fund	4/3/2000	7.11	1.62	–0.25
Large-Cap Value Fund	10/28/2002	4.94	—	18.47
Small-Cap Equity Fund	10/28/2002	4.58	—	22.92
Real Estate Securities Fund	10/28/2002	7.19	—	26.10

FIXED INCOME
Bond Fund	7/8/2003	2.51	—	2.97
Money Market Fund*	7/8/2003	3.25	—	2.04

NET ANNUALIZED YIELD

(30-day period ended 12/31/2005)

Effective
Bond Fund	4.56%

NET ANNUALIZED YIELD

(7-day period ended 12/27/2005)

	Current	Effective
Money Market Fund*	4.22%	4.31%

*	Investments in the TIAA-CREF Life Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

The TIAA-CREF Life Funds are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

Understanding this report

This report contains information about TIAA-CREF Life Funds and analyzes their results for the year ended December 31, 2005. It has four main sections:

•	The performance overview on the facing page shows the funds’ returns in a variety of time periods.

•	The letter from Scott Evans, TIAA-CREF’s chief investment officer, explains how the performance of the U.S. and foreign investment markets differed during the past year.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark and peer group. This section also provides information about risks and expenses.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

You can get current performance information at the end of every business day from our automated telephone service or from the TIAA-CREF website.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report on TIAA-CREF Life Funds

During 2005 rising interest rates, record oil prices and a pair of catastrophic hurricanes tested the resilience of the nation’s economy and confined U.S. stock and bond returns to a narrow range.

Gains were concentrated in brief periods, rewarding investors who remained fully invested throughout the year. The Russell 3000® Index, one of the broadest U.S. stock market barometers, posted positive results in only seven months, and its 6.1% advance for the year depended largely on the 4.1% jump during July.

The Federal Reserve tightens credit

The nation’s Gross Domestic Product grew at a rate of 4.1% during the third quarter, despite horrific storm damage across a wide portion of the Gulf coast. This growth rate is well above the long-term trend, which is between 3.0% and 3.5%. Initial data indicates that fourth-quarter growth was much slower.

The Federal Reserve acted against the threat of inflation, raising short-term interest rates eight times in 2005. At year-end, the federal funds rate stood at 4.25%—its highest level since May 2001.

Bonds dip, foreign stocks soar

Longer-term interest rates rose much less than short-term rates. The yield on 10-year Treasury notes, which serves as the benchmark for the bond market, went from 4.22% to 4.39% during the year, and bond prices declined. (Bond yields and bond prices move in opposite directions.)

The Lehman Brothers U.S. Aggregate Index, which measures the investment-grade bond market in the United States, returned 2.4%—less than half of its historical norm.

For the third consecutive year, foreign stocks enjoyed larger gains than U.S. issues. The MSCI EAFE® Index, which tracks 21 stock markets outside the United States, climbed 13.5% in terms of dollars—more than double the return of the Russell 3000.

In contrast, over the ten-year period ended December 31, 2005, the Russell 3000 outperformed the EAFE index by an average of more than three percentage points per year.

All TIAA-CREF Life Funds post gains

Returns for the equity funds of the TIAA-CREF Life Funds reflected the divergent performance of the U.S. and foreign stock markets during the year. Gains ranged from 4.6% for the Small-Cap Equity Fund to 15.0% for the International Equity Fund.

The Bond Fund was adversely affected by the decline in U.S. bond prices and posted a return of 2.5%.

The Federal Reserve’s increases in short-term interest rates boosted money market rates throughout the

2  |  2005 Annual Report  TIAA-CREF Life Funds

year, and the Money Market Fund posted a return of 3.3%—its highest since 2001.

Is it time to check your allocation to foreign stocks?

Over the last three years, foreign stocks, as measured by the EAFE index, returned 89.2%, versus 55.7% for U.S. stocks, as measured by the Russell 3000.

In light of this, you may want to check your asset allocations if you have not rebalanced them recently. Since foreign investments have strongly outperformed both U.S. stocks and bonds, your allocations may have changed significantly.

Please refer to the prospectus of your variable product for information on changing your allocations.

Diversification can smooth out returns

Each offering of the TIAA-CREF Life Funds is designed to provide pure exposure to a particular part of the world’s financial markets.

Our approach lets you combine funds from four different asset classes—U.S. stocks, U.S. bonds, foreign stocks and cash—in the way that best suits your goals and your tolerance for risk.

Diversifying assets may be the most important lesson we ever learn as investors, because it lowers risk while extending the range of investment opportunities. Of course, diversifica-tion does not guarantee against loss.

For further information about finding the mix of investments that’s right for you, we invite you to visit our website or to call us.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

TIAA-CREF Life Funds  2005 Annual Report  |  3

More information about the report

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (called “TIAA-CREF Life Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

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Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared with the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed income”) or other investments.

Total invested assets is the dollar value of all the securities held by a fund, adjusted for pending transactions.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Life Funds  2005 Annual Report  |  5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, income volatility risk and credit risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

The glossary below describes the general risks outlined above, as well as the special risks listed in the discussion of each fund.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

6  |  2005 Annual Report  TIAA-CREF Life Funds

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often be more volatile than ordinary securities.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

TIAA-CREF Life Funds  2005 Annual Report  |  7

Important information about expenses

DISCLOSURE

Shareholders in the TIAA-CREF Life Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other funds.

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8  |  2005 Annual Report  TIAA-CREF Life Funds

Growth Equity Fund  |  Large-cap growth stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Growth Equity Fund returned 5.43% for the year, outpacing the 5.26% return of its benchmark, the Russell 1000® Growth Index, but lagging the 6.46% average return of similar funds, as measured by the Morningstar Large Growth category.

Second-half recovery lifts stocks

A global stock rally enabled the Russell 1000 Growth Index to reverse the 1.72% decline it posted during the first half of 2005. However, for the full year, large-cap growth stocks trailed the broader market, which afforded more-attractive valuations.

The broad-based Russell 3000® Index advanced 6.12% during 2005, and foreign stocks, as measured by the MSCI EAFE® Index, jumped 13.54% in dollar terms.

Growth lags value

Returns for the Russell 1000 Growth Index suffered from large exposure to the technology sector, which gained only 1.4% for the year, and to the consumer discretionary sector, which lost 0.4%. Together, the two sectors made up about 40% of the market capitalization of the index.

The two main contributors to returns were the health care and “other energy” sectors of the index. The Russell 1000 Value Index outperformed its growth counterpart because its exposure to energy was considerably greater.

For the ten-year period ended December 31, 2005, the Russell 1000 Growth Index had an average annual gain of 6.72%, versus 10.94% for the Russell 1000 Value Index.

Overweights boost results

The fund’s outperformance of the benchmark was made possible by overweight holdings in many stocks that beat their peers, including Google, our best performer, as well as online prescription provider Express Scripts and Gillette. The fund also benefited from a position in Israel’s Teva Pharmaceutical. Teva was held as an American Depositary Receipt (ADR), which is a receipt for shares of a foreign stock traded in the U.S. market.

The positive effects of these holdings on performance were partly offset by overweight investments that did not perform as anticipated. These included Dell, pharmaceutical company Biogen and orthopedic implant maker Zimmer Holdings. An underweight in UnitedHealth Group also reduced gains.

On December 31, 2005, foreign securities held as ADRs made up 4.24% of the fund’s total invested assets.

TIAA-CREF Life Funds  2005 Annual Report  |  9

Growth Equity Fund  |  Large-cap growth stocks

Investment objective

This mutual fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Growth Equity Fund	5.43%	–4.91%	–9.44%	–22.26%	–43.48%

Benchmark:
Russell 1000 Growth Index[2]	5.26	–3.58	–8.40	–16.68	–39.67
Peer group:
Morningstar Large Growth	6.46	–3.36	–6.58	–14.28	–29.96

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: April 3, 2000
[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company.

10  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on April 3, 2000, would be worth $5,652 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 15.72%, for the quarter ended December 31, 2001

Worst quarter: –22.60%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  11

Growth Equity Fund  |  Large-cap growth stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,077.60	$1.30
5% annual hypothetical return	1,000.00	1,023.94	1.27

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.25%.

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$29.52 million
2005 expense ratio*	0.25%

*	This fund expense ratio does not include the overdraft charges, and the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	99.19
Middle: $1 billion–$5 billion	0.81

Total	100.00

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Growth & Income Fund  |  Large-cap, dividend-paying stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Growth & Income Fund gained 6.57% for the year, surpassing both the 4.91% return for the fund’s benchmark, the S&P 500® Index, and the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category.

S&P 500 lags the U.S. market

In 2005 the large-cap stocks of the S&P 500 failed to keep pace with the 6.12% gain of the broad-based Russell 3000® Index, which was boosted by strong returns among small- and mid-cap stocks. In turn, U.S. stocks overall failed to keep up with foreign issues: The MSCI EAFE® Index, which measures foreign stocks in 21 developed nations, jumped 13.54% for the year in dollar terms.

Energy stocks fuel returns

For the twelve-month period, eight of the ten industry sectors of the S&P 500 posted positive returns. Energy, which constituted 9.3% of the benchmark in terms of market capitalization, was the star performer, soaring 31.37%. Utilities also performed well, gaining 16.84%, but that sector made up only 3.4% of the benchmark. The weakest returns came from telecommunications, which lost 5.63%, and consumer discretionary, down 6.36%.

Stock selections succeed

The fund topped the S&P 500 primarily because of larger-than-benchmark holdings in several stocks that posted strong gains.

The largest contributions to relative performance came from overweights that included online prescription provider Express Scripts, energy company EOG Resources and insurer American International Group. A position in Google, a stock not included in the benchmark, also significantly added to results.

Detractors from relative performance included contact lens and medical devices maker The Cooper Companies, drug company Andrx and OSI Pharmaceuticals. These nonbenchmark stocks did not perform as expected. An overweight in home mortgage provider Fannie Mae also reduced returns. However, contributors far outweighed detractors, enabling the fund to outperform its benchmark by 1.66 percentage points.

On December 31, 2005, foreign securities held as ADRs made up 6.43% of the fund’s total invested assets. ADRs (American Depositary Receipts) are receipts for shares of foreign stocks traded in the U.S. market.

TIAA-CREF Life Funds  2005 Annual Report  |  13

Growth & Income Fund  |  Large-cap, dividend-paying stocks

Investment objective

This mutual fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, style risk, foreign investment risks, large-cap risk and dividend risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Growth & Income Fund	6.57%	–0.44%	–2.38%	–2.18%	–12.97%

Benchmark:
S&P 500 Index[2]	4.91	0.54	–1.57	2.75	–8.70

Peer group:
Morningstar Large Blend	5.77	0.50	–0.79	3.39	–2.01

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: April 3, 2000
[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies.

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PERFORMANCE

An investment of $10,000 in this fund on April 3, 2000, would be worth $8,703 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 14.09%, for the quarter ended June 30, 2003

Worst quarter: –16.56%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  15

Growth & Income Fund  |  Large-cap, dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,067.11	$1.19
5% annual hypothetical return	1,000.00	1,024.05	1.16

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.23%.

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$51.63 million
2005 expense ratio*	0.23%

*	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	93.09
Middle: $1 billion–$5 billion	6.39
Small: under $1 billion	0.52

Total	100.00

16  |  2005 Annual Report  TIAA-CREF Life Funds

International Equity Fund  |  Foreign stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The International Equity Fund returned 15.01% for the year, topping the 13.54% return of the fund’s benchmark, the MSCI EAFE® Index. The average return of similar funds was 14.55%, as measured by the Morn-ingstar Foreign Large Blend category.

Strong dollar erodes foreign stock gains

Although the EAFE index was down 1.17% in dollar terms at mid-year, a rally by foreign stocks in the second half of 2005 enabled the index to post double-digit returns for the year as a whole. In terms of local currencies, the index soared 29%, but a surge in the dollar’s value against those currencies cut this gain to 13.54% in terms of dollars—a reduction by more than half.

Even with the dampening effect of currency factors, the benchmark’s return was more than double the 6.12% return of the broad U.S. stock market, as measured by the Russell 3000® Index. In fact, 2005 marked the fourth consecutive year in which the EAFE index outpaced the Russell 3000. Over the past ten years, however, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.19% to 5.84%.

Pacific stocks post highest returns

The benchmark’s rise was led by a 22.64% gain in its Pacific segment, which represents one-third of the EAFE index in terms of market capitalization. Japanese stocks were the region’s star performers, soaring 25.52%. The European segment advanced 9.42%. Gains for the four largest components within Europe ranged from 7.35% in the United Kingdom to 16.33% in Switzerland, while the French and German components rose 9.88% and 9.92%, respectively.

Stock selections drive performance

The fund outperformed its benchmark due to numerous successful stock selections. The biggest contributor to the fund’s relative return was an underweight in British wireless provider Vodafone, a stock that performed poorly in 2005. Other holdings that lifted the fund’s relative performance included overweights in German stock exchange operator Deutsche Börse and Japanese heavy equipment manufacturer Komatsu.

The positive effects of these holdings on returns were partly offset by the fund’s larger-than-benchmark weightings in several stocks that did not perform as anticipated, including Spanish construction firm Cintra Concesiones de Infraestructuras de Transporte, Swiss staffing company Adecco and Swiss semiconductor maker STMicroelectronics.

TIAA-CREF Life Funds  2005 Annual Report  |  17

International Equity Fund  |  Foreign stocks

Investment objective

This mutual fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
International Equity Fund	15.01%	4.49%	–1.00%	24.55%	–5.64%

Benchmark:
Morgan Stanley EAFE Index[2]	13.54	4.60	1.28	25.21	7.58

Peer group:
Morningstar Foreign Large Blend	14.55	2.93	–0.76	16.46	–2.61

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: 4/3/2000
[2]	From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the provisional version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

18  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,436 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 18.58%, for the quarter ended December 31, 2003

Worst quarter: –19.22%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  19

International Equity Fund  |  Foreign stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,173.02	$1.58
5% annual hypothetical return	1,000.00	1,023.74	1.47

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.29%.

Diversification among world markets

Country	Percent of invested assets
Japan	26.8
Germany	17.4
France	12.4
Switzerland	12.4
United Kingdom	10.8
Italy	5.6
Australia	4.1
Finland	3.4
11 other nations	11.2
Short-term investments	–4.1

Total	100.0

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	80.88
Middle: $1 billion–$5 billion	16.48
Small: under $1 billion	2.64

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$72.60 million
2005 expense ratio*	0.29%

*	This fund expense ratio does not include the overdraft charges, and the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

20  |  2005 Annual Report  TIAA-CREF Life Funds

Stock Index Fund  |  U.S. stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Stock Index Fund returned 6.04% for the year, on par with the 6.12% return of the fund’s benchmark, the Russell 3000® Index, but outpacing the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category.

Stocks recover after early stumbles

Stocks worldwide were helped in 2005 by low interest rates, high levels of liquidity and steady economic growth, particularly in the red-hot Chinese economy. A global rally beginning in May lifted U.S. stocks for the year.

However, because U.S. equities had less-attractive valuations and growth prospects than foreign stocks, the broad-based Russell 3000 failed to keep pace with the 13.54% rise of the MSCI EAFE® Index, which measures foreign stocks.

Hamstrung by higher oil prices and rising short-term interest rates, the Russell 3000 fell 4.33% during the first four months of the year. The global rally pushed the index up 4.51% during May and June, 4.01% in the third quarter and 2.04% in the fourth quarter.

For the ten-year period ended December 31, 2005, the Russell 3000 posted an average annual gain of 9.19%, versus 5.84% for the EAFE.

Oil and financial stocks drive gains

Sector returns varied greatly. Boosted by soaring oil prices, two sectors, “other energy” and integrated oils, produced double-digit gains, rising 57.2% and 18.4%, respectively. Even though these sectors made up just 8% of the Russell 3000 on December 31, 2005, they contributed more than 42% of its return for the year. The 6.6% rise of financials, the largest sector in the index, also lifted returns. However, the next two largest sectors, consumer discretionary and technology, languished, with respective returns of –1.1% and 2.0%.

Largest stocks post mixed results

The returns for the five largest stocks in the index reflected the divergence among sectors. Taken in order of size, beginning with the largest, those stocks performed as follows: General Electric, –1.4%; ExxonMobil, 11.7%; Citigroup, 4.6%; Microsoft, –0.9%; and Procter & Gamble, 7.2%.

For the period, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

TIAA-CREF Life Funds  2005 Annual Report  |  21

Stock Index Fund  |  U.S. stocks

Investment objective

This mutual fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Stock Index Fund	6.04%	1.57%	2.80%	8.09%	21.34%

Benchmark:
Russell 3000 Index[2]	6.12	1.58	2.76	8.16	21.01

Peer group:
Morningstar Large Blend	5.77	0.50	2.32	3.39	19.47

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: January 4, 1999
[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

22  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on January 4, 1999, would have grown to $12,134 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 16.13%, for the quarter ended June 30, 2003

Worst quarter: –17.05%, for the quarter ended September 30, 2002

TIAA-CREF Life Funds  2005 Annual Report  |  23

Stock Index Fund  |  U.S. stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Stock Index Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05- 12/31/05)
Actual return	$1,000.00	$1,060.89	$0.31
5% annual hypothetical return	1,000.00	1,024.91	0.30

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.06%.

Fund facts

Inception date	1/4/1999
Net assets (12/31/2005)	$152.94 million
2005 expense ratio*	0.06%

*	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	81.58
Middle: $1 billion–$5 billion	14.27
Small: under $1 billion	4.15

Total	100.00

24  |  2005 Annual Report  TIAA-CREF Life Funds

Social Choice Equity Fund  |  Socially screened stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Social Choice Equity Fund returned 7.11% for the year, outpacing the 6.12% return of its benchmark, the Russell 3000® Index. The fund’s return also beat the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Excluded stocks boost relative returns

During 2005, the fund’s social screens prevented it from investing in several stocks that are large components of the Russell 3000 Index in terms of market capitalization. The exclusion of these stocks had the net effect of raising the fund’s return relative to the benchmark’s.

Contributors and detractors

Most helpful to relative returns was the exclusion of Pfizer, the largest detractor from the Russell 3000’s performance. Pfizer lost 10.6% for the year. The exclusion of other weak performers, including General Electric and Wal-Mart, also added value.

Conversely, relative performance was reduced by the exclusion of several large index components that performed well, including Altria, the parent company of Philip Morris, ExxonMobil and ConocoPhillips.

Statistical techniques help manage risk

Because the fund’s social screens prevent it from investing in some stocks of the Russell 3000 Index, the fund’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

During the year, relative performance benefited from overweights in three energy companies: EOG Resources, Valero Energy and Devon Energy. However, returns were reduced by overweights in home mortgage provider Fannie Mae, IBM and insurer American International Group.

TIAA-CREF Life Funds  2005 Annual Report  |  25

Social Choice Equity Fund  |  Socially screened stocks

Investment objective

This mutual fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Russell 3000 Index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]
Social Choice Equity Fund	7.11%	1.62%	–0.25%	8.36%	–1.41%

Benchmark:
Russell 3000 Index[2]	6.12	1.58	–0.76	8.16	–4.28

Peer group:
Morningstar Large Blend	5.77	0.50	–0.79	3.39	–2.01

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: April 3, 2000
[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

26  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,859 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 16.40%, for the quarter ended June 30, 2003

Worst quarter: –16.46%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  27

Social Choice Equity Fund  |  Socially screened stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,078.34	$0.36
5% annual hypothetical return	1,000.00	1,024.86	0.35

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.07%.

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$32.56 million
2005 expense ratio*	0.07%

*	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	84.24
Middle: $1 billion–$5 billion	11.86
Small: under $1 billion	3.90

Total	100.00

28  |  2005 Annual Report  TIAA-CREF Life Funds

Large-Cap Value Fund  |  Value stocks of larger companies

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Large-Cap Value Fund returned 4.94% for the year, lagging the 7.05% return of its benchmark, the Russell 1000® Value Index, and the 5.88% average return of similar funds, as measured by the Morningstar Large Value category.

Value bests growth yet again

Value stocks topped growth issues for the sixth consecutive year in 2005, although value’s return was much lower than in 2004. The Russell 3000® Value Index gained 6.85%, while the Russell 3000 Growth Index rose 5.17%. (Both indexes are subsets of the Russell 3000 and include all capitalization sizes.) For the ten years ended December 31, 2005, value posted an average annual gain of 11.04%, versus 6.48% for growth.

Within the value category, large-cap stocks in 2005 broke a five-year pattern by surpassing small caps, which rose 4.71% for the year. Mid caps, however, continued to reign supreme, with a 12.65% return.

Energy sectors fuel benchmark returns

During 2005 outsized gains in the two energy sectors of the Russell 1000 Value Index accounted for more than half of its return. The integrated oils sector was up 18.3%; “other energy” soared 61.2%. The next largest contribution came from financials, which returned 7.8%.

The automobile and transportation sector was weakest, losing 7.4%.

Stock choices reduce relative performance

During the year, the fund trailed its benchmark primarily because a number of stock selections did not perform as anticipated. Among the biggest detractors were overweight positions in Sears, auto parts maker Delphi and home mortgage provider Fannie Mae. Underweight holdings in Burlington Resources and Valero Energy also reduced gains. Investments in two nonbenchmark stocks, Northwest Airlines and OSI Pharmaceuticals, further hurt relative performance.

The negative effects of these choices were partly offset by successful stock selections, including overweight investments in Allegheny Energy, Hewlett-Packard and Altria (the parent company of Philip Morris), as well as holdings in two French companies not included in the benchmark, industrial giant Alstom and chemicals manufacturer Rhodia. These two stocks were held as American Depositary Receipts (ADRs), which are receipts for shares of foreign stocks traded in the U.S. market. Underweight positions in poorly performing Pfizer and Ford also enhanced relative returns.

On December 31, 2005, foreign securities held as ADRs made up 9.30% of the fund’s total invested assets.

TIAA-CREF Life Funds  2005 Annual Report  |  29

Large-Cap Value Fund  |  Value stocks of larger companies

Investment objective

This mutual fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2005

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Large-Cap Value Fund	4.94%	18.47%	71.59%

Benchmark:
Russell 1000 Value Index[2]	7.05	16.72	63.68

Peer group:
Morningstar Large Value	5.88	14.90	56.02

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: October 28, 2002
[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company.

30  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on October 28, 2002, would have grown to $17,159 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 18.54%, for the quarter ended June 30, 2003

Worst quarter: –5.76%, for the quarter ended March 31, 2003

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  31

Large-Cap Value Fund  |  Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05-12/31/05)
Actual return	$1,000.00	$1,052.87	$1.23
5% annual hypothetical return	1,000.00	1,023.99	1.22

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.24%.

Fund facts

Inception date	10/28/2002
Net assets (12/31/2005)	$49.03 million
2005 expense ratio*	0.24%

*	This fund expense ratio does not include the overdraft charges, and the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	79.81
Middle: $1 billion-$5 billion	18.67
Small: under $1 billion	1.52

Total	100.00

32  |  2005 Annual Report  TIAA-CREF Life Funds

Small-Cap Equity Fund  |  Stocks of smaller companies

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Small-Cap Equity Fund returned 4.58% for the year, just ahead of the 4.55% return of its benchmark, the Russell 2000® Index. However, the fund lagged the 6.64% average return of similar funds, as measured by the Morn-ingstar Small Blend category.

Small caps’ lead ends

Among capitalization sizes, small caps lost the lead they had maintained over large caps and in fact underper-formed both large caps and mid caps. The large-cap Russell 1000® Index advanced 6.27% for the year, while the Russell Midcap® Index gained 12.65%.

Small caps also lagged the 6.12% gain of the broader U.S. equity market, as measured by the Russell 3000® Index. However, small caps outpaced the overall market for the three- and five-year periods ended December 31, 2005, although they trailed it slightly over the ten-year period.

Most of the category’s underper-formance occurred in the first quarter of 2005, when small caps sank 5.34%, reflecting investor jitters over higher short-term U.S. interest rates and oil prices. Small caps roared back in the second quarter, when these fears were allayed, and they continued to advance in the third quarter, despite spiking fuel prices and two devastating hurricanes. In the fourth quarter, however, small caps ran out of steam, returning a lackluster 1.13%.

Energy sector boosts benchmark returns

During 2005 nearly half of the advance in the Russell 2000 Index came from an outsized gain in its “other energy” sector, which climbed 40.3%. Benchmark returns were also driven by the 8.1% rise in the materials and processing sector and the 5.3% gain in health care. The weakest performance came from the technology sector, which fell 2.4% for the year.

Stock selections boost returns

The fund uses proprietary mathematical models to evaluate and select small-cap stocks that appear to be attractively priced.

During the year, a number of overweight holdings in well-chosen stocks helped lift the fund’s return above the benchmark’s. Among these were Frontier Oil, biotech company LifeCell, information technology company Maxtor and Hologic, a maker of diagnostic and imaging systems.

These gains were partly offset by overweight holdings in Chiquita, management consulting firm Diamond-Cluster, telecommunications company Arbinet and Molina Healthcare. An underweight investment in Amylin Pharmaceuticals also reduced relative returns.

TIAA-CREF Life Funds  2005 Annual Report  |  33

Small-Cap Equity Fund  |  Stocks of smaller companies

Investment objective

This mutual fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of December 31, 2005

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Small-Cap Equity Fund	4.58%	22.92%	93.01%

Benchmark:
Russell 2000 Index[2]	4.55	21.89	87.89

Peer group:
Morningstar Small Blend	6.64	21.27	86.51

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: October 28, 2002
[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company.

34  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on October 28, 2002, would have grown to $19,301 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 23.74%, for the quarter ended June 30, 2003

Worst quarter: –4.67%, for the quarter ended March 31, 2005

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  35

Small-Cap Equity Fund  |  Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.) The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,057.89	$0.51
5% annual hypothetical return	1,000.00	1,024.70	0.51

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.10%.

Fund facts

Inception date	10/28/2002
Net assets (12/31/2005)	$45.33 million
2005 expense ratio*	0.10%

*	This fund expense ratio does not include the overdraft charges, and the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	1.14
Middle: $1 billion–$5 billion	49.61
Small: under $1 billion	49.25

Total	100.00

36  |  2005 Annual Report  TIAA-CREF Life Funds

Real Estate Securities Fund  |  Real estate securities

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Real Estate Securities Fund returned 7.19% for the year, trailing the 14.06% return of its benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 11.59% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

REITs fizzle, then sizzle

After a 16.46% surge during the fourth quarter of 2004, real estate investment trusts (REITs) started 2005 sluggishly. Rising long-term interest rates prompted many real-estate investors to switch to bonds, and the slackening demand caused the benchmark to drop 6.43% in the first quarter. During the second quarter, REITs rallied, gaining 14.13%. Fueling the rise was a decline in the 10-year Treasury note, from 4.48% on March 31 to 3.92% on June 30.

Low long-term interest rates continued to make REITs attractive during the third quarter, when the benchmark rose 3.75%, and during the fourth, when it gained 2.95%. For the year, the benchmark’s performance surpassed the 6.12% gain of the Russell 3000® Index, which tracks the broad U.S. stock market, and the 2.43% increase of the Lehman Brothers U.S. Aggregate Index, a proxy for U.S. investment-grade bonds.

Sector weightings reduce results

When the year began, the fund held a large overweight position in the mortgage REIT sector, which was not included in the benchmark. Companies in this sector generally perform well when they are able to borrow money at low short-term rates and then collect mortgage payments at higher, longer-term rates. The spread between short- and long-term rates shrank during 2005, and the sector’s performance suffered as a result.

As the year progressed, the fund’s managers cut their holdings in the mortgage sector by approximately two-thirds, but this position still reduced relative performance. Positions in another nonbenchmark sector, specialty finance, and an overweight in the hotel sector also detracted from returns.

These results were partly offset by a number of successful sector weightings that included an underweight in the local retail sector and overweights in the storage sector and in diversified REITs.

Throughout the period, the fund’s portfolio was diversified across 13 sectors. As of December 31, 2005, the fund had overweights in the lodging and specialty finance/mortgage REIT sectors. The fund was also diversified across market capitalizations.

TIAA-CREF Life Funds  2005 Annual Report  |  37

Real Estate Securities Fund  |  Real estate securities

Investment objective

This mutual fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, interest-rate risk, small-cap risk, income volatility risk, credit risk, prepayment risk, extension risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Real Estate Securities Fund	7.19%	26.10%	109.36%

Benchmark:
Dow Jones Wilshire Real Estate Securities Index	14.06	28.56	122.65

Peer group:
Morningstar Specialty Real Estate	11.59	26.91	115.02

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: October 28, 2002

38  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on October 28, 2002, would have grown to $20,936 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 17.13%, for the quarter ended December 31, 2004

Worst quarter: –6.90%, for the quarter ended March 31, 2005

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  39

Real Estate Securities Fund  |  Real estate securities

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,010.64	$1.26
5% annual hypothetical return	1,000.00	1,023.94	1.27

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.25%.

Fund facts

Inception date	10/28/2002
Net assets (12/31/2005)	$70.66 million
2005 expense ratio*	0.25%

*	This fund expense ratio does not include the overdraft charges, and the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio
Large: over $5 billion	41.76
Middle: $1 billion–$5 billion	29.56
Small: under $1 billion	28.68

Total	100.00

40  |  2005 Annual Report  TIAA-CREF Life Funds

Bond Fund  |  Intermediate-term bonds

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Bond Fund returned 2.51% for the year, topping the 2.43% return of its benchmark, the Lehman Brothers U.S. Aggregate Index, and the 1.79% average return of similar funds as measured by the Morningstar Intermediate-Term Bond category.

Bonds endure a volatile first half

During the first quarter, the economy’s strong showing produced fears that inflation would surge and the Federal Reserve would raise short-term interest rates more sharply. These apprehensions drove bond prices down. In the second quarter, bonds rallied as a stronger dollar eased inflation worries.

Returns flatten as the yield curve inverts

During the third quarter, the benchmark declined primarily due to three factors: hurricane damage disrupted much of the country’s energy supply, oil approached $70 a barrel, and consumer prices jumped 1.2% in September—the biggest one-month rise in 25 years.

In the fourth quarter, bonds delivered meager returns, reacting to a surge in economic growth and to the Fed’s continued increase of short-term rates, to 4.25%.

While the Fed hiked rates eight times in 2005, the yield on 10-year Treasuries increased only modestly during the year, from 4.22% to 4.39%. In fact, by late December, the 10-year note yielded less than the 2-year note. Such an occurrence, known as an inverted yield curve, is rare because investors normally demand higher yields on bonds with longer maturities to compensate for the risk of higher inflation over the extended time period.

Strategies fuel outperformance

Throughout 2005, the fund held an overweight position, relative to the benchmark, in U.S. agency securities. During the first half of the year, this position improved the fund’s relative performance, as the limited supply of these securities helped drive up their prices. However, in the fourth quarter, speculation that the supply of agencies would increase in 2006 sent prices down, and the fund’s position in them trimmed performance.

Returns for the year were also helped by a modest underweight, relative to the benchmark, in bonds with 2-year maturities, and overweights in securities with 10- and 30-year maturities.

TIAA-CREF Life Funds  2005 Annual Report  |  41

Bond Fund  |  Intermediate-term bonds

Investment objective

This mutual fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including prepayment risk, extension risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Bond Fund	2.51%	2.97%	7.54%

Benchmark:
Lehman Brothers U.S. Aggregate Index	2.43	2.99	7.61

Peer group:
Morningstar Intermediate-Term Bond	1.79	2.72	6.93

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: July 8, 2003

42  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on July 8, 2003, would have grown to $10,754 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 3.03%, for the quarter ended June 30, 2005

Worst quarter: –2.08%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  43

Bond Fund  |  Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$998.10	$0.50
5% annual hypothetical return	1,000.00	1,024.70	0.51

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.10%.

Risk characteristics*

Bond Fund vs. benchmark (as of 12/31/2005)

	Average maturity (in years)	Option-adjusted duration (in years)
Bond Fund	6.59	4.34

Lehman Brothers U.S. Aggregate Index	7.11	4.57

*	As calculated using an analytical model developed by CMS BondEdge, a widely recognized risk analytic software package

Holdings by market sector (as of 12/31/2005)

Mortgage-backed securities*	39.3%
U.S. government securities	31.1
Corporate bonds	28.0
Money market instruments	1.6

Total	100.0

*	Includes asset-backed, mortgage-backed and commercial mortgage-backed securities.

Fund facts

Inception date	7/8/2003
Net assets (12/31/2005)	$66.43 million
2005 expense ratio*	0.10%

*	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

44  |  2005 Annual Report  TIAA-CREF Life Funds

Money Market Fund  |  Cash equivalents

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Money Market Fund returned 3.25% for the year, surpassing the 2.66% return of the iMoneyNet Money Fund Report AveragesTM—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed keeps hiking rates

In 2005 relatively low interest rates and the continuing rise in home prices kept the U.S. economy growing at a rate above the long-term average of 3% to 3.5% per year. This growth occurred despite skyrocketing oil prices and two devastating hurricanes that interrupted oil and natural gas supplies in the Gulf. Higher energy prices brought inflation to 3.4% by year’s end.

During the period, the Federal Reserve enacted eight hikes in the federal funds rate, which together raised the rate from 2.25% to 4.25%—the highest level since May 2001. (The federal funds rate is the rate commercial U.S. banks charge each other for overnight loans.) These increases steadily pushed money market rates up throughout the year.

LIBOR curve flattens

Amid fears of higher inflation, the LIBOR (London Interbank Offered Rate) curve steepened in the first quarter of 2005. In response to the Fed’s continued rate hikes, however, the LIBOR curve became flatter, reflecting expectations that the Fed’s credit tightening would end soon.

Because of strong demand for agency notes and a limited supply of them, the spreads between these notes and corporate and bank notes widened substantially.

Asset allocations boost returns

The fund benefited from its exposure to higher-yielding commercial paper, which constituted 82% of the portfolio on December 31, 2005. The inclusion of high-quality asset-backed commercial paper further enhanced results.

The relatively high cost of agency bonds led us to limit their share of the portfolio at year’s end to 14.1%. Certificates of deposit accounted for the remaining 3.9% of the portfolio.

On December 31, 2005, foreign securities made up 7.6% of the fund’s total invested assets.

During the period, the weighted average maturity of the fund fluctuated between 30 and 47 days. On December 27, 2005, it stood at 37 days for both the fund and the average iMoneyNet fund.

TIAA-CREF Life Funds  2005 Annual Report  |  45

Money Market Fund  |  Cash equivalents

Investment objective

This mutual fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. For a further discussion of risk, please see page 6.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield (for the 7 days ended 12/27/2005)		Average maturity (as of 12/27/2005) Days
	Current yield	Effective yield
Money Market Fund	4.22%	4.31%	37

iMoneyNet Money Fund Report Averages™—All Taxable	3.65	3.72	37

Performance as of December 31, 2005

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]
Money Market Fund	3.25%	2.04%	5.14%

iMoneyNet Money Fund Report Averages—All Taxable	2.66	1.50	3.77

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/lifefunds, or call 800 223-1200.

[1]	Inception date: July 8, 2003

46  |  2005 Annual Report  TIAA-CREF Life Funds

PERFORMANCE

An investment of $10,000 in this fund on July 8, 2003, would have grown to $10,514 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Best quarter: 1.00%, for the quarter ended December 31, 2005

Worst quarter: 0.23%, for the quarter ended September 30, 2003

*	Partial year

TIAA-CREF Life Funds  2005 Annual Report  |  47

Money Market Fund  |  Cash equivalents

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The expense examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other funds. (The costs shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. If those fees or expenses were included, the costs would be higher.)

The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)
Actual return	$1,000.00	$1,018.50	$0.30
5% annual hypothetical return	1,000.00	1,024.91	0.30

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.06%.

Fund facts

Inception date	7/8/2003
Net assets (12/31/2005)	$37.19 million
2005 expense ratio*	0.06%

*	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the prospectus for the individual product you own.

Asset allocation (as of 12/31/2005)

Percent of portfolio
Commercial paper	82.0
U.S. agencies	14.1
Certificates of deposit	3.9

Total	100.0

48  |  2005 Annual Report  TIAA-CREF Life Funds

Growth Equity Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$63,363	0.21%

	APPAREL AND OTHER TEXTILE PRODUCTS		185,711	0.63

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc	6,454	430,224	1.46

			430,224	1.46

	BUSINESS SERVICES
	Adobe Systems, Inc	12,985	479,926	1.63
*	eBay, Inc	13,070	565,278	1.92
*	Electronic Arts, Inc	7,990	417,957	1.42
*	Google, Inc (Class A)	2,015	835,943	2.83
	Microsoft Corp	19,463	508,957	1.72
	SAP AG. (Spon ADR)	6,732	303,411	1.03
*	Yahoo!, Inc	12,577	492,767	1.67
	Other		461,570	1.56

			4,065,809	13.78

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	10,105	796,880	2.70
	Eli Lilly & Co	6,734	381,077	1.29
*	Genentech, Inc	5,168	478,040	1.62
*	Genzyme Corp	4,601	325,659	1.10
	Procter & Gamble Co	18,262	1,057,005	3.58
*	Sepracor, Inc	6,443	332,459	1.13
	Teva Pharmaceutical Industries Ltd (Spon ADR)	13,192	567,388	1.92
	Other		392,632	1.33

			4,331,140	14.67

	COMMUNICATIONS
	Sprint Nextel Corp	11,909	278,194	0.94
*	Univision Communications, Inc (Class A)	9,487	278,823	0.95
	Other	5,939	325,111	1.10

			882,128	2.99

	ELECTRIC, GAS, AND SANITARY SERVICES		124,932	0.42

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	11,534	413,724	1.40
*	Broadcom Corp (Class A)	6,931	326,797	1.11
	Emerson Electric Co	4,106	306,718	1.04
	General Electric Co	28,964	1,015,188	3.44
	Intel Corp	12,128	302,715	1.02
*	Marvell Technology Group Ltd	5,613	314,833	1.07
	Motorola, Inc	24,579	555,240	1.88
*	Network Appliance, Inc	12,397	334,719	1.13
	Qualcomm, Inc	17,322	746,232	2.53
	Other	5,409	539,735	1.83

			4,855,901	16.45

	ENGINEERING AND MANAGEMENT SERVICES		248,924	0.84

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	11,268	665,713	2.26

			665,713	2.26

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	49

Growth Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	9,445	$341,437	1.16%

			341,437	1.16

	GENERAL MERCHANDISE STORES
	Target Corp	7,478	411,066	1.39
	Other		189,914	0.65

			600,980	2.04

	HEALTH SERVICES
*	Caremark Rx, Inc	9,339	483,667	1.64
	Other		51,621	0.17

			535,288	1.81

	HOLDING AND OTHER INVESTMENT OFFICES		127,066	0.43

	HOTELS AND OTHER LODGING PLACES		345,399	1.17

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Applied Materials, Inc	17,155	307,761	1.04
*	Dell, Inc	14,593	437,644	1.48
*	EMC Corp	37,370	508,979	1.73
	Other		174,935	0.59

			1,429,319	4.84

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	4,802	288,600	0.98
	Medtronic, Inc	12,233	704,254	2.39
*	St. Jude Medical, Inc	13,066	655,913	2.22
*	Zimmer Holdings, Inc	5,054	340,842	1.15

			1,989,609	6.74

	INSURANCE CARRIERS
	Aetna, Inc	5,148	485,508	1.64
	Progressive Corp	3,073	358,865	1.22
*	WellPoint, Inc	6,265	499,884	1.69

			1,344,257	4.55

	LEATHER AND LEATHER PRODUCTS		209,609	0.71

	MISCELLANEOUS RETAIL
	CVS Corp	11,871	313,632	1.06

			313,632	1.06

	METAL MINING		217,425	0.74

	MOTION PICTURES		367,152	1.24

	NONDEPOSITORY INSTITUTIONS
	American Express Co	12,476	642,015	2.18
	Other		233,637	0.79

			875,652	2.97

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	3,804	369,559	1.25
	Other		459,018	1.56

			828,577	2.81

50	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund	Summary portfolio of investments December 31, 2005	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS		$242,341	0.82%

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	20,934	411,562	1.39

			411,562	1.39

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	22,506	330,163	1.12
	Goldman Sachs Group, Inc	3,009	384,279	1.30
	Other		313,544	1.06

			1,027,986	3.48

	TRANSPORTATION BY AIR		135,186	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	6,381	448,201	1.52
	United Technologies Corp	10,617	593,597	2.01

			1,041,798	3.53

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	4,711	354,032	1.20

			354,032	1.20

	WATER TRANSPORTATION		258,527	0.88

	WHOLESALE TRADE-NONDURABLE GOODS
	Nike, Inc (Class B)	4,920	427,007	1.45

			427,007	1.45

	TOTAL COMMON STOCKS	(Cost $27,266,372)	29,277,686	99.19

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		119,956	0.41

	TOTAL SHORT-TERM INVESTMENTS	(Cost $119,977)	119,956	0.41

	TOTAL PORTFOLIO	(Cost $27,386,349)	29,397,642	99.60
	OTHER ASSETS & LIABILITIES, NET		119,332	0.40

	NET ASSETS		$29,516,974	100.00%

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 1/03/06.

ABBREVIATION:

Spon ADR—Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $27,545,891. Net unrealized appreciation of portfolio investments aggregated $1,851,751 of which $3,557,662 related to appreciated portfolio investments and $1,705,911 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	51

Growth & Income Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$157,865	0.31%

	BUILDING MATERIALS AND GARDEN SUPPLIES		154,876	0.30

	BUSINESS SERVICES
	Automatic Data Processing, Inc	11,013	505,387	0.98
	Microsoft Corp	45,657	1,193,930	2.31
	Other		1,792,006	3.47

			3,491,323	6.76

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	5,289	417,091	0.81
	AstraZeneca plc (Spon ADR)	8,400	408,240	0.79
	Monsanto Co	5,559	430,989	0.83
	Pfizer, Inc	18,770	437,716	0.85
	Procter & Gamble Co	15,543	899,629	1.74
	Teva Pharmaceutical Industries Ltd (Spon ADR)	12,843	552,377	1.07
	Wyeth	17,674	814,241	1.58
	Other		2,794,053	5.41

			6,754,336	13.08

	COMMUNICATIONS
	Sprint Nextel Corp	18,670	436,131	0.84
	Other		463,933	0.90

			900,064	1.74

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	28,214	1,302,076	2.52
	Citigroup, Inc	17,278	838,501	1.63
	JPMorgan Chase & Co	23,055	915,053	1.77
	Northern Trust Corp	11,471	594,427	1.15
	US Bancorp	20,750	620,218	1.20
	Other		514,110	1.00

			4,784,385	9.27

	EATING AND DRINKING PLACES		525,606	1.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	15,300	484,245	0.94
	Exelon Corp	9,794	520,453	1.01
	Other		349,819	0.67

			1,354,517	2.62

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	38,664	661,928	1.28
	General Electric Co	50,176	1,758,669	3.41
	Honeywell International, Inc	15,404	573,799	1.11
	Intel Corp	18,439	460,237	0.89
	Motorola, Inc	20,236	457,131	0.89
	Qualcomm, Inc	15,932	686,351	1.33
	Other		2,061,319	3.99

			6,659,434	12.90

52	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	15,422	$911,132	1.77%
	Other		248,139	0.48

			1,159,271	2.25

	FOOD STORES		249,329	0.48

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	11,855	428,558	0.83
	Best Buy Co, Inc	9,893	430,148	0.83

			858,706	1.66

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	13,574	635,263	1.23
	Other		400,401	0.78

			1,035,664	2.01

	HEALTH SERVICES
*	Caremark Rx, Inc	7,996	414,113	0.80
*	Coventry Health Care, Inc	14,886	847,907	1.65
	Other		232,948	0.45

			1,494,968	2.90

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	3,440	428,314	0.83
	Other		141,216	0.27

			569,530	1.10

	HOTELS AND OTHER LODGING PLACES		144,805	0.28

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	6,097	438,313	0.85
	Hewlett-Packard Co	25,799	738,625	1.43
	International Business Machines Corp	8,988	738,814	1.43
	Other		576,954	1.12

			2,492,706	4.83

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	9,869	593,127	1.15
	Medtronic, Inc	9,847	566,892	1.10
	Other		173,830	0.33

			1,333,849	2.58

	INSURANCE CARRIERS
	Aflac, Inc	11,273	523,293	1.01
	American International Group, Inc	19,889	1,357,026	2.63
	St. Paul Travelers Cos, Inc	14,039	627,122	1.22
	Other		480,831	0.93

			2,988,272	5.79

	METAL MINING		548,999	1.06

	MISCELLANEOUS RETAIL		93,786	0.18

	MOTION PICTURES
	Time Warner, Inc	35,087	611,917	1.19
	Other		507,959	0.98

			1,119,876	2.17

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	53

Growth & Income Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	14,749	$758,984	1.47%
	SLM Corp	10,118	557,401	1.08
	Other		278,363	0.54

			1,594,748	3.09

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	5,008	486,527	0.94
	Other		1,038,835	2.01

			1,525,362	2.95

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	8,283	607,724	1.18
	Exxon Mobil Corp	27,965	1,570,794	3.04
	Occidental Petroleum Corp	7,970	636,644	1.24
	Other		300,643	0.58

			3,115,805	6.04

	PRINTING AND PUBLISHING		337,753	0.65

	RAILROAD TRANSPORTATION		266,649	0.52

	SECURITY AND COMMODITY BROKERS
	Lehman Brothers Holdings, Inc	4,140	530,624	1.03
	Morgan Stanley	8,193	464,871	0.90
	Other		274,127	0.53

			1,269,622	2.46

	TOBACCO PRODUCTS
	Altria Group, Inc	26,426	1,974,551	3.82

			1,974,551	3.82

	TRANSPORTATION BY AIR		237,051	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	6,400	449,536	0.87
	Northrop Grumman Corp	8,866	532,935	1.03
	Other		647,340	1.26

			1,629,811	3.16

	TRANSPORTATION SERVICES		311,850	0.60

	WHOLESALE TRADE-DURABLE GOODS		144,861	0.28

	WHOLESALE TRADE-NONDURABLE GOODS		142,349	0.28

	TOTAL COMMON STOCKS	(Cost $47,685,453)	51,422,579	99.60

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		169,937	0.33

	TOTAL SHORT-TERM INVESTMENTS	(Cost $169,968)	169,937	0.33

	TOTAL PORTFOLIO	(Cost $47,855,421)	51,592,516	99.93
	OTHER ASSETS & LIABILITIES, NET		34,257	0.07

	NET ASSETS		$51,626,773	100.00%

54	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments December 31, 2005	concluded

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 01/03/06.

ABBREVIATION:

Spon ADR—Sponsored American Depositary Receipt

SPDR—Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $48,381,746. Net unrealized appreciation of portfolio investments aggregated $3,210,770 of which $4,955,702 related to appreciated portfolio investments and $1,744,932 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	55

International Equity Fund	Summary portfolio of investments December 31, 2005

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES		$90,993	0.13%

APPAREL AND OTHER TEXTILE PRODUCTS		210,836	0.29

AUTO REPAIR, SERVICES AND PARKING		115,801	0.16

AUTOMOTIVE DEALERS AND SERVICE STATIONS		178,938	0.25

BUSINESS SERVICES		1,514,148	2.09

CHEMICALS AND ALLIED PRODUCTS
Air Water, Inc	37,000	393,417	0.54
AstraZeneca plc	9,654	468,864	0.65
GlaxoSmithKline plc	18,577	468,494	0.64
Lonza Group AG. (Regd)	21,277	1,297,979	1.79
Novartis AG. (Regd)	14,082	737,784	1.02
Reckitt Benckiser plc	57,731	1,902,906	2.62
Sanofi-Aventis	6,256	546,066	0.75
Teva Pharmaceutical Industries Ltd (Spon ADR)	33,314	1,432,835	1.97
Other		1,538,157	2.12

		8,786,502	12.10

COAL MINING
BHP Billiton Ltd	39,976	667,130	0.92

		667,130	0.92

COMMUNICATIONS
Royal KPN NV	105,597	1,054,997	1.45
Other		1,442,203	1.99

		2,497,200	3.44

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	42,913	3,031,375	4.18
Mitsubishi UFJ Financial Group, Inc	39	528,679	0.73
Mizuho Financial Group. Inc	60	475,811	0.65
UBS AG. (Regd)	4,810	456,566	0.63
UniCredito Italiano S.p.A	258,812	1,776,739	2.45
Other		2,072,268	2.85

		8,341,438	11.49

ELECTRIC, GAS, AND SANITARY SERVICES		477,840	0.66

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		1,584,792	2.18

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	30,000	986,190	1.36

		986,190	1.36

FOOD AND KINDRED PRODUCTS
Nestle S.A. (Regd)	1,956	583,260	0.80
Nisshin Oillio Group Ltd	113,000	775,481	1.07
Other		524,498	0.72

		1,883,239	2.59

FOOD STORES		23,052	0.03

56	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	GENERAL BUILDING CONTRACTORS
	Shanghai Forte Land Co	1,098,000	$375,273	0.52%
	Other		175,786	0.24

			551,059	0.76

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	38,178	3,271,637	4.51
	Other		25,778	0.03

			3,297,415	4.54

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares MSCI EAFE Index Fund	21,500	1,278,390	1.76
	Man Group plc	68,774	2,255,094	3.11
	Nobel Biocare Holding AG.	4,376	959,569	1.32
	Softbank Corp	10,700	451,461	0.62
	Other		246,916	0.34

			5,191,430	7.15

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	71,719	3,930,337	5.41

			3,930,337	5.41

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Komatsu Ltd	33,000	545,480	0.75
	Rheinmetall AG	35,029	2,200,621	3.03
	Other		591,757	0.82

			3,337,858	4.60

	INSTRUMENTS AND RELATED PRODUCTS
	Terumo Corp	12,900	381,437	0.52
	Other		145,061	0.20

			526,498	0.72

	INSURANCE AGENTS, BROKERS AND SERVICE		58,934	0.08

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	69,000	479,370	0.66
	Other		429,110	0.59

			908,480	1.25

	METAL MINING
*	MMC Norilsk Nickel	8,456	803,320	1.10
	Other		484,009	0.67

			1,287,329	1.77

	MISCELLANEOUS RETAIL		81,420	0.11

	NONDEPOSITORY INSTITUTIONS
	Deutsche Postbank AG.	49,364	2,853,138	3.93
	Hypo Real Estate Holding AG.	43,432	2,253,105	3.11
	Nissin Co Ltd	166,500	407,680	0.56
	Orient Corp	245,000	1,023,342	1.41
	Other		226,390	0.31

			6,763,655	9.32

	NONMETALLIC MINERALS, EXCEPT FUELS		233,432	0.32

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	57

International Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	443,000	$362,808	0.50%
	Total S.A.	4,039	1,010,964	1.39
	Xinao Gas Holdings Ltd	481,000	381,522	0.53
	Other		332,451	0.46

			2,087,745	2.88

	PAPER AND ALLIED PRODUCTS		63,984	0.09

	PETROLEUM AND COAL PRODUCTS
	BP plc	86,003	913,927	1.26
	ENI S.p.A.	54,872	1,516,489	2.09
	Fortum Oyj	112,754	2,106,704	2.90
	Repsol YPF S.A.	16,850	490,327	0.68
	Royal Dutch Shell plc (A Shares)	14,450	439,333	0.60
	Other		313,930	0.43

			5,780,710	7.96

	PRIMARY METAL INDUSTRIES
	Nippon Steel Corp	122,000	434,127	0.60
	Other		85,478	0.12

			519,605	0.72

	RAILROAD TRANSPORTATION		219,876	0.30

	REAL ESTATE		593,017	0.82

	SECURITY AND COMMODITY BROKERS		282,194	0.39

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	22,002	1,494,123	2.06
	Other		710,972	0.98

			2,205,095	3.04

	TOBACCO PRODUCTS		247,734	0.34

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG. (Regd)	57,385	2,920,081	4.02
*	Fiat S.p.A.	90,555	786,152	1.09
	Toyota Motor Corp	23,700	1,228,874	1.69
	Other		1,043,572	1.44

			5,978,679	8.24

	TRUCKING AND WAREHOUSING
	Deutsche Post AG. (Regd)	87,450	2,112,546	2.91

			2,112,546	2.91

	WATER TRANSPORTATION		226,671	0.31

	WHOLESALE TRADE-DURABLE GOODS
	Wolseley plc	41,758	878,172	1.21
	Other		534,766	0.74

			1,412,938	1.95

	WHOLESALE TRADE-NONDURABLE GOODS		269,366	0.37

	TOTAL COMMON STOCKS	(Cost $67,229,662)	75,526,106	104.04

58	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments December 31, 2005	concluded

COMPANY	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	$1,200,000	$1,199,553	1.65

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,199,773)	1,199,553	1.65

TOTAL PORTFOLIO	(Cost $68,429,435)	76,725,659	105.69
OTHER ASSETS & LIABILITIES, NET		(4,128,830)	(5.69)

NET ASSETS		$72,596,829	100.00%

*	Non-income producing

ABBREVIATION:

Spon ADR—Sponsored American Depositary Receipt

Regd—Registered

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $68,790,582. Net unrealized appreciation of portfolio investments aggregated $7,935,077 of which $8,876,763 related to appreciated portfolio investments and $941,686 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	59

International Equity Fund	Summary of market values by country December 31, 2005

	VALUE	%
UNITED STATES OF AMERICA	$2,477,944	3.23%

DOMESTIC	2,477,944	3.23

FOREIGN
AUSTRALIA	2,937,023	3.83
CHINA	469,030	0.61
FINLAND	2,461,198	3.21
FRANCE	8,967,843	11.69
GERMANY	12,642,299	16.48
HONG KONG	925,155	1.20
INDIA	761,333	0.99
ISRAEL	1,432,835	1.87
ITALY	4,079,381	5.32
JAPAN	19,474,873	25.38
NETHERLANDS	1,054,997	1.37
RUSSIA	803,320	1.05
SINGAPORE	384,670	0.50
SPAIN	490,327	0.64
SWEDEN	423,641	0.55
SWITZERLAND	8,996,486	11.72
TURKEY	135,292	0.18
UNITED KINGDOM	7,808,012	10.18

TOTAL FOREIGN	74,247,715	96.77

TOTAL PORTFOLIO	$76,725,659	100.00%

60	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Stock Index Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$17,965	0.01%

	AGRICULTURAL PRODUCTION-LIVESTOCK		12,941	0.01

	AMUSEMENT AND RECREATION SERVICES		295,667	0.19

	APPAREL AND ACCESSORY STORES		1,007,954	0.66

	APPAREL AND OTHER TEXTILE PRODUCTS		257,502	0.17

	AUTO REPAIR, SERVICES AND PARKING		90,488	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		276,845	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	23,428	948,365	0.62
	Other		688,772	0.45

			1,637,137	1.07

	BUSINESS SERVICES
*	Google, Inc (Class A)	1,804	748,407	0.49
d	Microsoft Corp	100,794	2,635,763	1.72
	Other		7,724,040	5.05

			11,108,210	7.26

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	16,901	666,406	0.44
*	Amgen, Inc	13,482	1,063,191	0.69
	Eli Lilly & Co	10,677	604,211	0.39
	Merck & Co, Inc	23,999	763,408	0.50
d	Pfizer, Inc	80,728	1,882,577	1.23
	Procter & Gamble Co	36,646	2,121,070	1.39
	Wyeth	14,517	668,798	0.44
	Other		6,703,839	4.38

			14,473,500	9.46

	COAL MINING		298,465	0.20

	COMMUNICATIONS
	AT&T, Inc	42,793	1,048,001	0.69
*	Comcast Corp (Class A)	22,172	575,585	0.38
	Sprint Nextel Corp	30,214	705,799	0.46
	Verizon Communications, Inc	30,162	908,479	0.59
	Other		2,896,077	1.89

			6,133,941	4.01

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	43,725	2,017,909	1.32
	Citigroup, Inc	56,610	2,747,283	1.80
	JPMorgan Chase & Co	38,310	1,520,524	0.99
	US Bancorp	19,880	594,213	0.39
	Wachovia Corp	17,169	907,553	0.59
	Wells Fargo & Co	18,342	1,152,428	0.75
	Other		6,185,276	4.05

			15,125,186	9.89

	EATING AND DRINKING PLACES		1,103,230	0.72

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	61

Stock Index Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$259,536	0.17%

	ELECTRIC, GAS, AND SANITARY SERVICES		5,823,781	3.81

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	70,311	1,203,724	0.79
d	General Electric Co	115,454	4,046,663	2.65
	Intel Corp	67,175	1,676,688	1.10
	Motorola, Inc	26,729	603,808	0.39
	Qualcomm, Inc	17,734	763,981	0.50
	Texas Instruments, Inc	18,181	583,065	0.38
	Other		4,581,044	2.99

			13,458,973	8.80

	ENGINEERING AND MANAGEMENT SERVICES		1,110,490	0.73

	FABRICATED METAL PRODUCTS		553,855	0.36

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	22,624	911,973	0.60
	PepsiCo, Inc	18,209	1,075,788	0.70
	Other		2,188,132	1.43

			4,175,893	2.73

	FOOD STORES		668,925	0.44

	FORESTRY		210,097	0.14

	FURNITURE AND FIXTURES		582,755	0.38

	FURNITURE AND HOMEFURNISHINGS STORES		574,199	0.38

	GENERAL BUILDING CONTRACTORS		749,398	0.49

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	27,433	1,283,864	0.84
	Other		1,469,670	0.96

			2,753,534	1.80

	HEALTH SERVICES		1,805,862	1.18

	HEAVY CONSTRUCTION, EXCEPT BUILDING		14,220	0.01

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	9,335	1,162,301	0.76
	Other		3,875,145	2.53

			5,037,446	3.29

	HOTELS AND OTHER LODGING PLACES		632,101	0.41

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	8,438	653,945	0.43
*	Apple Computer, Inc	8,990	646,291	0.42
*	Dell, Inc	26,767	802,742	0.53
	Hewlett-Packard Co	31,595	904,565	0.59
	International Business Machines Corp	17,560	1,443,432	0.94
	Other		3,847,704	2.52

			8,298,679	5.43

62	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Stock Index Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	32,343	$1,943,814	1.27%
	Medtronic, Inc	13,190	759,348	0.49
	Other		3,987,241	2.61

			6,690,403	4.37

	INSURANCE AGENTS, BROKERS AND SERVICE		699,844	0.46

	INSURANCE CARRIERS
	American International Group, Inc	24,965	1,703,362	1.11
	UnitedHealth Group, Inc	14,780	918,429	0.60
	Other		5,501,191	3.60

			8,122,982	5.31

	JUSTICE, PUBLIC ORDER AND SAFETY		20,596	0.01

	LEATHER AND LEATHER PRODUCTS		183,767	0.12

	LEGAL SERVICES		18,287	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		25,646	0.02

	LUMBER AND WOOD PRODUCTS		63,843	0.04

	METAL MINING		556,368	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		302,070	0.20

	MISCELLANEOUS RETAIL		1,744,569	1.14

	MOTION PICTURES
	Time Warner, Inc	49,810	868,686	0.57
	Other		1,554,077	1.01

			2,422,763	1.58

	NONDEPOSITORY INSTITUTIONS
	American Express Co	11,868	610,727	0.40
	Other		2,498,760	1.63

			3,109,487	2.03

	NONMETALLIC MINERALS, EXCEPT FUELS		103,995	0.07

	OIL AND GAS EXTRACTION		4,180,217	2.73

	PAPER AND ALLIED PRODUCTS		808,347	0.53

	PERSONAL SERVICES		253,452	0.17

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	24,602	1,396,656	0.91
	ConocoPhillips	15,090	877,936	0.57
d	Exxon Mobil Corp	69,215	3,887,807	2.54
	Other		1,246,494	0.82

			7,408,893	4.84

	PRIMARY METAL INDUSTRIES		1,203,761	0.79

	PRINTING AND PUBLISHING		1,122,565	0.73

	RAILROAD TRANSPORTATION		880,692	0.58

	REAL ESTATE		155,957	0.10

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		160,607	0.11

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	63

Stock Index Fund	Summary portfolio of investments December 31, 2005	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc	10,268	$695,452	0.46%
Morgan Stanley	11,887	674,468	0.44
Other		2,480,696	1.62

		3,850,616	2.52

SOCIAL SERVICES		22,807	0.02

SPECIAL TRADE CONTRACTORS		66,389	0.04

STONE, CLAY, AND GLASS PRODUCTS		163,692	0.11

TEXTILE MILL PRODUCTS		16,219	0.01

TOBACCO PRODUCTS
Altria Group, Inc	22,499	1,681,125	1.10
Other		222,715	0.14

		1,903,840	1.24

TRANSPORTATION BY AIR		654,667	0.43

TRANSPORTATION EQUIPMENT
Boeing Co	8,939	627,875	0.41
United Technologies Corp	11,124	621,943	0.41
Other		2,379,578	1.55

		3,629,396	2.37

TRANSPORTATION SERVICES		301,970	0.20

TRUCKING AND WAREHOUSING		708,545	0.46

WATER TRANSPORTATION		69,085	0.05

WHOLESALE TRADE-DURABLE GOODS		669,060	0.44

WHOLESALE TRADE-NONDURABLE GOODS		1,431,874	0.94

TOTAL COMMON STOCKS	(Cost $144,786,125)	152,276,046	99.57

COMPANY	PRINCIPAL
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	$880,000	$879,672	0.57

TOTAL SHORT-TERM INVESTMENTS	(Cost $879,834)	879,672	0.57

TOTAL PORTFOLIO	(Cost $145,665,959)	153,155,718	100.14
OTHER ASSETS & LIABILITIES, NET		(219,942)	(0.14)

NET ASSETS		$152,935,776	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

ABBREVIATION:

SPDR—Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $147,866,282. Net unrealized appreciation of portfolio investments aggregated $5,289,436 of which $32,401,188 related to appreciated portfolio investments and $27,111,752 related to depreciated portfolio investments.

64	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$223,255	0.68%

	APPAREL AND OTHER TEXTILE PRODUCTS		24,670	0.07

	AUTO REPAIR, SERVICES AND PARKING		5,648	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		24,661	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	7,028	284,493	0.87
	Lowe’s Cos, Inc	2,400	159,984	0.49

			444,477	1.36

	BUSINESS SERVICES
*	Google, Inc (Class A)	396	164,285	0.51
	Microsoft Corp	27,550	720,433	2.21
	Other		1,296,212	3.98

			2,180,930	6.70

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	3,911	308,421	0.95
	Merck & Co, Inc	9,394	298,823	0.92
	Procter & Gamble Co	10,956	634,133	1.94
	Other		1,405,832	4.32

			2,647,209	8.13

	COMMUNICATIONS
	AT&T, Inc	14,311	350,476	1.08
	BellSouth Corp	7,100	192,410	0.59
	Sprint Nextel Corp	7,684	179,498	0.55
	Verizon Communications, Inc	10,976	330,597	1.01
	Other		578,698	1.78

			1,631,679	5.01

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	13,700	543,753	1.67
	US Bancorp	9,700	289,933	0.89
	Wachovia Corp	7,000	370,020	1.14
	Washington Mutual, Inc	5,990	260,565	0.80
	Wells Fargo & Co	6,600	414,678	1.27
	Other		1,370,863	4.21

			3,249,812	9.98

	EATING AND DRINKING PLACES
	McDonald’s Corp	6,966	234,894	0.72
	Other		60,733	0.19

			295,627	0.91

	EDUCATIONAL SERVICES		3,372	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES		1,636,553	5.03

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	65

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	19,100	$326,992	1.00%
	Emerson Electric Co	3,178	237,397	0.73
	Intel Corp	20,009	499,425	1.54
	Motorola, Inc	7,400	167,166	0.51
	Qualcomm, Inc	4,800	206,784	0.64
	Other		726,290	2.23

			2,164,054	6.65

	ENGINEERING AND MANAGEMENT SERVICES		170,462	0.52

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	2,001	176,068	0.54
	Other		41,769	0.13

			217,837	0.67

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	9,000	362,790	1.11
	PepsiCo, Inc	6,321	373,445	1.15
	Other		413,863	1.27

			1,150,098	3.53

	FOOD STORES		208,885	0.64

	FURNITURE AND FIXTURES		263,289	0.81

	FURNITURE AND HOME FURNISHINGS STORES		96,740	0.30

	GENERAL BUILDING CONTRACTORS		167,894	0.51

	GENERAL MERCHANDISE STORES
	Target Corp	3,300	181,401	0.56
	Other		253,532	0.78

			434,933	1.34

	HEALTH SERVICES		299,818	0.92

	HOLDING AND OTHER INVESTMENT OFFICES		774,167	2.38

	HOTELS AND OTHER LODGING PLACES		85,265	0.26

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	4,166	322,865	0.99
*	Dell, Inc	7,100	212,929	0.65
	Hewlett-Packard Co	9,119	261,077	0.80
	International Business Machines Corp	5,500	452,100	1.39
	Other		852,244	2.62

			2,101,215	6.45

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	11,436	687,304	2.11
	Medtronic, Inc	4,866	280,136	0.86
	Other		999,550	3.07

			1,966,990	6.04

	INSURANCE AGENTS, BROKERS AND SERVICE		242,840	0.75

66	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
	Prudential Financial, Inc	2,550	$186,635	0.58%
	St. Paul Travelers Cos, Inc	3,716	165,994	0.51
	UnitedHealth Group, Inc	4,464	277,393	0.85
*	WellPoint, Inc	2,012	160,537	0.49
	Other		1,146,032	3.52

			1,936,591	5.95

	LEATHER AND LEATHER PRODUCTS		30,139	0.09

	LUMBER AND WOOD PRODUCTS		5,448	0.02

	METAL MINING		74,731	0.23

	MISCELLANEOUS MANUFACTURING INDUSTRIES		40,976	0.13

	MISCELLANEOUS RETAIL
	Walgreen Co	3,700	163,762	0.50
	Other		266,094	0.82

			429,856	1.32

	MOTION PICTURES
	Time Warner, Inc	17,364	302,828	0.93
	Walt Disney Co	9,767	234,115	0.72
	Other		41,445	0.13

			578,388	1.78

	NONDEPOSITORY INSTITUTIONS
	American Express Co	5,053	260,027	0.80
	Fannie Mae	3,500	170,835	0.53
	Freddie Mac	3,200	209,120	0.64
	Other		592,536	1.82

			1,232,518	3.79

	NONMETALLIC MINERALS, EXCEPT FUELS		65,893	0.20

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	2,106	199,544	0.61
	Apache Corp	2,702	185,141	0.57
	Devon Energy Corp	3,634	227,270	0.70
	Other		915,400	2.81

			1,527,355	4.69

	PAPER AND ALLIED PRODUCTS		239,612	0.74

	PETROLEUM AND COAL PRODUCTS		471,141	1.45

	PRIMARY METAL INDUSTRIES		354,618	1.09

	PRINTING AND PUBLISHING		336,842	1.03

	RAILROAD TRANSPORTATION		142,784	0.44

	REAL ESTATE		541	0.00	**

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		12,613	0.04

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	1,810	231,155	0.71
	Merrill Lynch & Co, Inc	4,236	286,904	0.88
	Other		327,591	1.01

			845,650	2.60

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	67

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SPECIAL TRADE CONTRACTORS		$6,822	0.02%

STONE, CLAY, AND GLASS PRODUCTS		21,534	0.07

TEXTILE MILL PRODUCTS		10,940	0.03

TRANSPORTATION BY AIR		226,373	0.69

TRANSPORTATION EQUIPMENT		289,139	0.89

TRANSPORTATION SERVICES		28,190	0.09

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	3,044	228,757	0.70

		228,757	0.70

WATER TRANSPORTATION		31,468	0.10

WHOLESALE TRADE-DURABLE GOODS		240,253	0.74

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc	2,394	164,588	0.50
Other		328,386	1.01

		492,974	1.51

TOTAL COMMON STOCKS	(Cost $32,365,549)	32,614,526	100.17

COMPANY	PRINCIPAL
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	$260,000	$259,903	0.80

TOTAL SHORT-TERM INVESTMENTS	(Cost $259,951)	259,903	0.80

TOTAL PORTFOLIO	(Cost $32,625,500)	32,874,429	100.97
OTHER ASSETS & LIABILITIES, NET		(317,133)	(0.97)

NET ASSETS		$32,557,296	100.00%

*	Non-income producing
**	Percentage represents less than 0.01%.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $32,635,425. Net unrealized appreciation of portfolio investments aggregated $239,004 of which $7,607,009 related to appreciated portfolio investments and $7,368,005 related to depreciated portfolio investments.

68	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$156,612	0.32%

	APPAREL AND ACCESSORY STORES		237,470	0.48

	APPAREL AND OTHER TEXTILE PRODUCTS		43,331	0.09

	BUSINESS SERVICES		658,108	1.34

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	7,897	433,150	0.88
	Du Pont (E.I.) de Nemours & Co	7,653	325,253	0.66
	Pfizer, Inc	46,536	1,085,220	2.22
	Rhodia S.A. (Spon ADR)	194,092	409,534	0.84
	Other		1,437,142	2.93

			3,690,299	7.53

	COAL MINING		66,348	0.13

	COMMUNICATIONS
	AT&T, Inc	32,435	794,333	1.62
	Sprint Nextel Corp	13,796	322,275	0.66
	Verizon Communications, Inc	21,448	646,014	1.32
	Other		291,750	0.59

			2,054,372	4.19

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	37,101	1,712,211	3.49
	Bank of New York Co, Inc	10,724	341,559	0.70
	Citigroup, Inc	34,352	1,667,103	3.40
	Hudson City Bancorp, Inc	60,503	733,296	1.50
	JPMorgan Chase & Co	40,584	1,610,779	3.29
	SunTrust Banks, Inc	8,029	584,190	1.19
	US Bancorp	12,343	368,932	0.75
	Washington Mutual, Inc	12,003	522,130	1.06
	Wells Fargo & Co	13,581	853,294	1.74
	Other		1,236,669	2.52

			9,630,163	19.64

	EATING AND DRINKING PLACES
	Brinker International, Inc	20,995	811,667	1.66

			811,667	1.66

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	18,034	570,776	1.16
	FPL Group, Inc	11,000	457,160	0.93
	Other		1,674,189	3.42

			2,702,125	5.51

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Brocade Communications Systems, Inc	81,022	329,759	0.67
	Honeywell International, Inc	19,656	732,186	1.49
	Other		1,719,584	3.51

			2,781,529	5.67

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	69

Large-Cap Value Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	6,485	$570,615	1.16%
	Other		142,296	0.29

			712,911	1.45

	FOOD STORES		11,630	0.02

	GENERAL BUILDING CONTRACTORS
*	Daikyo, Inc	55,000	339,702	0.69

			339,702	0.69

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	7,213	497,913	1.01
	New Century Financial Corp	9,107	328,489	0.67
	Other		121,430	0.25

			947,832	1.93

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	7,310	400,602	0.82
	Other		104,084	0.21

			504,686	1.03

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Deere & Co	5,625	383,119	0.78
	Hewlett-Packard Co	38,907	1,113,907	2.27
	Other		105,329	0.22

			1,602,355	3.27

	INSTRUMENTS AND RELATED PRODUCTS		605,660	1.23

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	25,050	795,588	1.62

			795,588	1.62

	INSURANCE CARRIERS
	American International Group, Inc	10,934	746,027	1.52
	Axis Capital Holdings Ltd	10,673	333,851	0.68
	PartnerRe Ltd	5,656	371,430	0.76
	St. Paul Travelers Cos, Inc	19,440	868,385	1.77
	Other		1,447,993	2.95

			3,767,686	7.68

	METAL MINING		670,325	1.37

	MISCELLANEOUS RETAIL
*	Sears Holdings Corp	6,507	751,754	1.53
	Other		198,628	0.41

			950,382	1.94

	MOTION PICTURES
*	CBS Corp	28,195	919,157	1.87
	Time Warner, Inc	59,482	1,037,366	2.12

			1,956,523	3.99

70	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	15,783	$770,368	1.57%
	Freddie Mac	6,543	427,585	0.87

			1,197,953	2.44

	OIL AND GAS EXTRACTION
	Devon Energy Corp	7,463	466,736	0.95
	Occidental Petroleum Corp	6,734	537,912	1.10
	Petroleo Brasileiro S.A. (ADR)	4,652	331,548	0.68
	Other		628,135	1.28

			1,964,331	4.01

	PAPER AND ALLIED PRODUCTS		199,403	0.41

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	24,181	1,372,755	2.80
	Exxon Mobil Corp	32,233	1,810,528	3.69
	Other		389,356	0.80

			3,572,639	7.29

	RAILROAD TRANSPORTATION
	Union Pacific Corp	6,181	497,632	1.02

			497,632	1.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	17,783	1,009,007	2.06
	Nomura Holdings, Inc	19,200	367,635	0.75
	Other		499,396	1.02

			1,876,038	3.83

	STONE, CLAY, AND GLASS PRODUCTS		11,004	0.02

	TOBACCO PRODUCTS
	Altria Group, Inc	18,152	1,356,317	2.77

			1,356,317	2.77

	TRANSPORTATION BY AIR		371,410	0.76

	TRANSPORTATION EQUIPMENT
*	Alstom RGPT	9,158	525,209	1.07
	Other		105,432	0.22

			630,641	1.29

	TRANSPORTATION SERVICES		316,504	0.65

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	13,244	910,525	1.86

			910,525	1.86

	TOTAL COMMON STOCKS	(Cost $43,676,038)	48,601,701	99.13

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	71

Large-Cap Value Fund	Summary portfolio of investments December 31, 2005	concluded

COMPANY	PRINCIPAL	VALUE	% OF NET ASSETS
SHORT-TERM INVESTMENT
U.S. GOVERNMENT & AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	$620,000	$619,769	1.27%

TOTAL SHORT-TERM INVESTMENT	(Cost $619,883)	619,769	1.27

TOTAL PORTFOLIO	(Cost $44,295,921)	49,221,470	100.40
OTHER ASSETS & LIABILITIES, NET		(193,744)	(0.40)

NET ASSETS		$49,027,726	100.00%

*	Non-income producing

ABBREVIATION:

Spon ADR—Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $44,485,589. Net unrealized appreciation of portfolio investments aggregated $4,735,881 of which $5,919,225 related to appreciated portfolio investments and $1,183,344 related to depreciated portfolio investments.

72	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS
	Chiquita Brands International, Inc	7,600	$152,076	0.34%
	Other		41,418	0.09

			193,494	0.43

	AMUSEMENT AND RECREATION SERVICES		124,622	0.28

	APPAREL AND ACCESSORY STORES		906,137	2.00

	APPAREL AND OTHER TEXTILE PRODUCTS		164,155	0.36

	AUTO REPAIR, SERVICES AND PARKING		159,519	0.35

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		174,872	0.39

	BUILDING MATERIALS AND GARDEN SUPPLIES		34,547	0.08

	BUSINESS SERVICES
*	Asset Acceptance Capital Corp	6,650	149,359	0.33
*	Earthlink, Inc	13,366	148,496	0.33
*	JDA Software Group, Inc	9,969	169,573	0.37
*	MPS Group, Inc	13,500	184,545	0.41
*	Serena Software, Inc	6,014	140,968	0.31
*	Spherion Corp	16,100	161,161	0.35
	Other		3,948,253	8.71

			4,902,355	10.81

	CHEMICALS AND ALLIED PRODUCTS
*	Pharmion Corp	10,000	177,700	0.39
*	Pioneer Cos, Inc	6,437	192,917	0.43
*	United Therapeutics Corp	2,475	171,072	0.38
	Other		1,922,175	4.24

			2,463,864	5.44

	COAL MINING		87,951	0.19

	COMMUNICATIONS		973,304	2.15

	DEPOSITORY INSTITUTIONS
	Corus Bankshares, Inc	3,635	204,541	0.45
*	FirstFed Financial Corp	2,800	152,656	0.34
	Gold Banc Corp, Inc	12,500	227,750	0.50
	Taylor Capital Group, Inc	4,393	177,477	0.39
	TierOne Corp	6,635	195,135	0.43
	Other		3,465,790	7.65

			4,423,349	9.76

	EATING AND DRINKING PLACES
	CKE Restaurants, Inc	14,400	194,544	0.43
*	Papa John’s International, Inc	3,016	178,879	0.39
*	Rare Hospitality International, Inc	5,447	165,534	0.37
	Other		545,957	1.20

			1,084,914	2.39

	EDUCATIONAL SERVICES		84,579	0.19

	ELECTRIC, GAS, AND SANITARY SERVICES
	New Jersey Resources Corp	4,900	205,261	0.45
	Other		1,182,310	2.61

			1,387,571	3.06

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	73

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Imation Corp	4,600	$211,922	0.47%
*	Polycom, Inc	9,522	145,687	0.32
	Other		2,413,543	5.32

			2,771,152	6.11

	ENGINEERING AND MANAGEMENT SERVICES
*	Amylin Pharmaceuticals, Inc	4,000	159,680	0.35
	Other		562,095	1.24

			721,775	1.59

	FABRICATED METAL PRODUCTS		452,953	1.00

	FOOD AND KINDRED PRODUCTS		323,676	0.71

	FOOD STORES
*	Pantry, Inc	3,488	163,901	0.36
	Other		83,479	0.19

			247,380	0.55

	FURNITURE AND FIXTURES
	Furniture Brands International, Inc	7,100	158,543	0.35
*	Select Comfort Corp	6,869	187,867	0.41
	Other		247,937	0.55

			594,347	1.31

	FURNITURE AND HOME FURNISHINGS STORES		178,371	0.39

	GENERAL BUILDING CONTRACTORS		148,431	0.33

	GENERAL MERCHANDISE STORES		212,613	0.47

	HEALTH SERVICES
*	Magellan Health Services, Inc	5,285	166,213	0.37
	Other		741,253	1.63

			907,466	2.00

	HEAVY CONSTRUCTION, EXCEPT BUILDING		10,773	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	7,770	518,181	1.14
	Other		2,616,225	5.77

			3,134,406	6.91

	HOTELS AND OTHER LODGING PLACES		121,541	0.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Advanced Digital Information Corp	16,007	156,709	0.35
*	Blount International, Inc	10,300	164,079	0.36
	Kennametal, Inc	3,100	158,224	0.35
*	Palm, Inc	5,240	166,632	0.37
	Other		1,738,873	3.83

			2,384,517	5.26

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	1,896	222,344	0.49
*	Itron, Inc	4,250	170,170	0.38
	Mine Safety Appliances Co	4,400	159,324	0.35
*	Teledyne Technologies, Inc	5,900	171,690	0.38
	Other		2,389,986	5.27

			3,113,514	6.87

74	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$57,331	0.13%

	INSURANCE CARRIERS
*	American Physicians Capital, Inc	3,065	140,346	0.31
	LandAmerica Financial Group, Inc	3,000	187,200	0.41
	Other		928,716	2.05

			1,256,262	2.77

	JUSTICE, PUBLIC ORDER AND SAFETY		45,148	0.10

	LEATHER AND LEATHER PRODUCTS		144,575	0.32

	LEGAL SERVICES		74,088	0.16

	LUMBER AND WOOD PRODUCTS		74,074	0.16

	METAL MINING		134,178	0.30

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	6,300	161,280	0.36
	Other		153,730	0.34

			315,010	0.70

	MISCELLANEOUS RETAIL
*	Priceline.com, Inc	6,677	149,031	0.33
	Other		386,914	0.85

			535,945	1.18

	MOTION PICTURES		52,497	0.12

	NONDEPOSITORY INSTITUTIONS		594,513	1.31

	NONMETALLIC MINERALS, EXCEPT FUELS		6,156	0.01

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	4,850	218,735	0.48
*	Grey Wolf, Inc	19,300	149,189	0.33
	Other		1,106,055	2.44

			1,473,979	3.25

	PAPER AND ALLIED PRODUCTS		242,565	0.54

	PERSONAL SERVICES		62,199	0.14

	PETROLEUM AND COAL PRODUCTS
*	Alon USA Energy, Inc	9,100	178,815	0.39
	Other		387,581	0.86

			566,396	1.25

	PRIMARY METAL INDUSTRIES
*	NS Group, Inc	4,100	171,421	0.38
	Quanex Corp	4,000	199,880	0.44
	Other		602,526	1.33

			973,827	2.15

	PRINTING AND PUBLISHING		381,845	0.84

	RAILROAD TRANSPORTATION		37,322	0.08

	REAL ESTATE
	Jones Lang LaSalle, Inc	3,200	161,120	0.36
	Other		324,336	0.71

			485,456	1.07

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	75

Small-Cap Equity Fund	Summary portfolio of investments December 31, 2005	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$386,812	0.85%

	SECURITY AND COMMODITY BROKERS		374,463	0.83

	SOCIAL SERVICES		99,856	0.22

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	3,200	216,096	0.48
	Other		284,222	0.63

			500,318	1.10

	STONE, CLAY, AND GLASS PRODUCTS		79,197	0.17

	TEXTILE MILL PRODUCTS		21,081	0.05

	TOBACCO PRODUCTS		18,170	0.04

	TRANSPORTATION BY AIR		389,774	0.86

	TRANSPORTATION EQUIPMENT
	JLG Industries, Inc	5,000	228,300	0.51
	Other		1,029,740	2.27

			1,258,040	2.78

	TRANSPORTATION SERVICES
	Pacer International, Inc	6,154	160,373	0.35
	Other		166,424	0.37

			326,797	0.72

	TRUCKING AND WAREHOUSING		174,518	0.38

	WATER TRANSPORTATION		168,764	0.37

	WHOLESALE TRADE-DURABLE GOODS
*	Insight Enterprises, Inc	8,470	166,097	0.36
	Other		751,567	1.66

			917,664	2.02

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co	6,778	192,292	0.43
	Other		322,537	0.71

			514,829	1.14

	TOTAL COMMON STOCKS	(Cost $42,586,985)	45,231,797	99.78

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		569,788	1.26

	TOTAL SHORT-TERM INVESTMENTS	(Cost $569,892)	569,788	1.26

	TOTAL PORTFOLIO	(Cost $43,156,877)	45,801,585	101.04
	OTHER ASSETS & LIABILITIES, NET		(469,220)	(1.04)

	NET ASSETS		$45,332,365	100.00%

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 01/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $43,931,674. Net unrealized appreciation of portfolio investments aggregated $1,869,911 of which $3,975,689 related to appreciated portfolio investments and $2,105,778 related to depreciated portfolio investments.

76	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES
	Affordable Residential Communities	72,000	$686,160	0.97%
	Alexandria Real Estate Equities, Inc	13,000	1,046,500	1.48
	American Financial Realty Trust	51,000	612,000	0.87
	Archstone-Smith Trust	35,500	1,487,095	2.10
	Arden Realty, Inc	17,500	784,525	1.11
	AvalonBay Communities, Inc	12,500	1,115,625	1.58
	BioMed Realty Trust, Inc	21,000	512,400	0.72
	Boston Properties, Inc	23,414	1,735,680	2.46
	Cogdell Spencer, Inc	45,000	760,050	1.08
	Developers Diversified Realty Corp	23,619	1,110,565	1.57
	Duke Realty Corp	17,000	567,800	0.80
	Education Realty Trust, Inc	65,000	837,850	1.19
	Equity Office Properties Trust	47,000	1,425,510	2.02
	Equity Residential	72,000	2,816,640	3.99
	Essex Property Trust, Inc	7,000	645,400	0.91
	Extra Space Storage, Inc	80,000	1,232,000	1.74
	Federal Realty Investment Trust	22,000	1,334,300	1.89
	Feldman Mall Properties, Inc	56,000	672,560	0.95
	First Potomac Realty Trust	23,000	611,800	0.87
	General Growth Properties, Inc	43,000	2,020,570	2.86
v*	Gramercy Capital Corp (Unregistered)	50,000	1,139,000	1.61
	Health Care REIT, Inc	19,000	644,100	0.91
	Hersha Hospitality Trust	57,500	518,075	0.73
	Host Marriott Corp	77,000	1,459,150	2.06
	iShares Cohen & Steers Realty Majors Index Fund	25,471	1,906,250	2.70
	iShares Dow Jones US Real Estate Index Fund	29,434	1,888,191	2.67
	Kimco Realty Corp	50,000	1,604,000	2.27
	LTC Properties, Inc	25,000	525,750	0.74
	Macerich Co	11,000	738,540	1.05
	Medical Properties Trust, Inc	52,000	508,560	0.72
	Mills Corp	17,000	712,980	1.01
	Monmouth REIT (Class A)	68,307	547,822	0.78
	Pan Pacific Retail Properties, Inc	10,500	702,345	0.99
	Prologis	41,001	1,915,567	2.71
	Public Storage, Inc	25,000	1,693,000	2.40
	Regency Centers Corp	15,896	937,069	1.33
	Simon Property Group, Inc	42,000	3,218,460	4.55
	Trizec Properties, Inc	45,000	1,031,400	1.46
	Trustreet Properties, Inc	55,000	804,100	1.14
	United Dominion Realty Trust, Inc	40,000	937,600	1.33
	Vornado Realty Trust	32,000	2,671,040	3.78
	Windrose Medical Properties Trust	48,198	716,222	1.01
	Other		13,236,424	18.73

			62,070,675	87.84

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	77

Real Estate Securities Fund	Summary portfolio of investments December 31, 2005	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	HOTELS AND OTHER LODGING PLACES
*	Great Wolf Resorts, Inc	65,000	$670,150	0.95%
	Hilton Hotels Corp	33,000	795,630	1.13
*	Jameson Inns, Inc	337,080	724,722	1.03
*	Lodgian, Inc	50,789	544,966	0.77
	Starwood Hotels & Resorts Worldwide, Inc	41,000	2,618,260	3.70

			5,353,728	7.58

	REAL ESTATE
*	Brookfield Properties Corp	48,000	1,412,160	2.00
*	Republic Property Trust	42,000	504,000	0.71
	Other		340,000	0.48

			2,256,160	3.19

	TOTAL COMMON STOCKS	(Cost $66,628,344)	69,680,563	98.61

	ISSUER	PRINCIPAL
	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	$1,320,000	1,319,509	1.87

			1,319,509	1.87

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,319,751)	1,319,509	1.87

	TOTAL PORTFOLIO	(Cost $67,948,095)	71,000,072	100.48
	OTHER ASSETS & LIABILITIES, NET		(340,798)	(0.48)

	NET ASSETS		$70,659,274	100.00%

*	Non-income producing
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $68,732,926. Net unrealized appreciation of portfolio investments aggregated $2,267,146 of which $6,107,896 related to appreciated portfolio investments and $3,840,750 related to depreciated portfolio investments.

78	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments December 31, 2005

ISSUER	MOODY’S RATING (UNAUDITED)	PRINCIPAL	VALUE	% OF NET ASSETS

BONDS
CORPORATE BONDS
APPAREL AND OTHER TEXTILE PRODUCTS			$99,778	0.15%

ASSET BACKED
Centex Home Equity Series 2004-C (Class AF5) 5.980%, 06/25/34	Aaa	$400,000	397,653	0.60
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2) 3.777%, 01/25/22	Aaa	1,000,000	994,433	1.50
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B) 5.700%, 02/25/34	Baa2	500,000	476,745	0.72
Totem Ocean Trailer Express, Inc 4.514%, 12/18/19	NR	437,500	427,319	0.64
TRAINS6.962%, 01/15/12	A3	3,420,000	3,671,780	5.53
TRAINS5.940%, 01/25/07	A3	3,161,535	3,175,035	4.78
Other			247,381	0.37

			9,390,346	14.14

CHEMICALS AND ALLIED PRODUCTS			295,761	0.44

COMMUNICATIONS			1,047,430	1.58

DEPOSITORY INSTITUTIONS			1,456,446	2.19

ELECTRIC, GAS, AND SANITARY SERVICES			701,148	1.05

FOOD AND KINDRED PRODUCTS			96,777	0.14

GENERAL BUILDING CONTRACTORS			94,857	0.14

GENERAL MERCHANDISE STORES			322,965	0.49

HEALTH SERVICES			101,257	0.15

HOLDING AND OTHER INVESTMENT OFFICES			98,901	0.15

INDUSTRIAL MACHINERY AND EQUIPMENT			100,422	0.15

INSTRUMENTS AND RELATED PRODUCTS			97,122	0.15

INSURANCE CARRIERS			398,295	0.60

METAL MINING			193,765	0.29

MOTION PICTURES			198,803	0.30

NONDEPOSITORY INSTITUTIONS			901,300	1.36

OIL AND GAS EXTRACTION
Cal Dive International, Inc 4.930%, 02/01/27	NR	500,000	494,290	0.74
Other			523,645	0.79

			1,017,935	1.53

OTHER MORTGAGE BACKED SECURITIES
JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3) 5.376%, 07/12/37	Aaa	750,000	760,404	1.15
Bank of America Alternative Loan Trust Series 2004-7 (Class 2A1) 6.000%, 08/25/34	NR	648,586	649,600	0.98

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	79

Bond Fund	Summary portfolio of investments December 31, 2005	continued

ISSUER	MOODY’S RATING (UNAUDITED)	PRINCIPAL	VALUE	% OF NET ASSETS

OTHER MORTGAGE BACKED SECURITIES—(continued)
Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ) 4.922%, 10/12/41	NR	$500,000	$486,619	0.73%
Other			739,662	1.11

			2,636,285	3.97

PAPER AND ALLIED PRODUCTS			97,552	0.15

PETROLEUM AND COAL PRODUCTS			203,757	0.31

PRIMARY METAL INDUSTRIES			97,150	0.15

PRINTING AND PUBLISHING			108,453	0.16

SECURITY AND COMMODITY BROKERS			605,483	0.91

TRANSPORTATION EQUIPMENT			326,891	0.49

TOTAL CORPORATE BONDS	(Cost $21,184,887)		20,688,879	31.14

GOVERNMENT BONDS
AGENCY SECURITIES
Federal Farm Credit Bank (FFCB) 3.375%, 07/15/08	Aaa	550,000	533,269	0.80
FFCB 4.125%, 04/15/09	Aaa	550,000	540,424	0.81
Federal Home Loan Mortgage Corp (FHLMC) 3.750%, 04/15/07	Aaa	2,017,000	1,994,029	3.00
FHLMC 3.500%, 04/28/08	Aaa	500,000	486,509	0.73
FHLMC 7.000%, 03/15/10	Aaa	1,500,000	1,627,803	2.45
FHLMC 5.875%, 03/21/11	Aa2	1,000,000	1,040,868	1.57
Federal National Mortgage Association (FNMA) 3.125%, 07/15/06	Aaa	2,000,000	1,984,408	2.99
FNMA 3.875%, 05/15/07	Aaa	1,000,000	989,479	1.49
FNMA 5.250%, 08/01/12	Aa2	1,000,000	1,010,673	1.52
FNMA 2.000%, 08/17/12	Aaa	500,000	418,920	0.63
FNMA 6.470%, 09/25/12	Aaa	500,000	545,758	0.82
FNMA 4.500%, 09/01/33	NR	495,531	468,589	0.71
FNMA 6.210%, 08/06/38	Aaa	340,000	404,874	0.61
Other			3,079,146	4.64

			15,124,749	22.77

FOREIGN GOVERNMENT BONDS
Province of Manitoba Canada 4.450%, 04/12/10	Aa2	1,000,000	992,200	1.49
Province of Saskatchewan Canada 7.375%, 07/15/13	Aa2	500,000	582,715	0.88
Other			1,386,277	2.09

			2,961,192	4.46

MORTGAGE BACKED SECURITIES
Federal Home Loan Mortgage Corp (FHLMC) 6.875%, 09/15/10		500,000	544,208	0.82
Federal Home Loan Mortgage Corp Gold (FGLMC) 5.000%, 06/01/18		449,244	445,408	0.67
FGLMC 5.000%, 02/01/19		583,982	578,476	0.87
FGLMC 5.000%, 07/01/33		565,979	549,913	0.83
FGLMC 6.000%, 11/01/33		733,214	741,399	1.12
Federal National Mortgage Association (FNMA) 6.306%, 12/01/08		664,306	673,983	1.02
FNMA 4.560%, 01/01/15		1,956,095	1,900,809	2.86

80	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments December 31, 2005	concluded

	ISSUER	MOODY’S RATING (UNAUDITED)	PRINCIPAL	VALUE	% OF NET ASSETS
	MORTGAGE BACKED SECURITIES—(continued)

	FNMA 6.000%, 02/01/18		$411,401	$420,529	0.63%
	FNMA 5.500%, 07/01/20		488,703	491,903	0.74
	FNMA 5.500%, 07/01/24		785,748	784,706	1.18
	FNMA 5.500%, 07/01/33		1,076,802	1,068,907	1.61
	FNMA 5.500%, 07/01/33		770,948	765,295	1.15
	FNMA 6.000%, 10/01/33		748,655	756,472	1.14
	FNMA 5.500%, 11/01/33		2,063,186	2,048,057	3.08
	FNMA 5.000%, 03/01/34		845,542	822,223	1.24
	FNMA 5.000%, 03/01/34		1,519,842	1,477,927	2.22
	FNMA 5.000%, 02/25/35		1,521,471	1,507,122	2.27
	Government National Mortgage Association (GNMA) 5.500%, 07/20/33		568,606	571,654	0.86
	GSR Mortgage Loan Trust Series 2005-6F (Class 4A3) 6.000%, 07/25/35		1,400,000	1,410,251	2.12
	Other			3,154,014	4.75

				20,713,256	31.18

	U.S. TREASURY SECURITIES
	United States Treasury Bond 8.000%, 11/15/21		1,584,000	2,182,910	3.28
k	United States Treasury Inflation Indexed Bonds 3.875%, 01/15/09		607,280	638,591	0.96
	United States Treasury Note 2.625%, 05/15/08		500,000	480,400	0.72
	United States Treasury Note 4.000%, 06/15/09		940,000	928,814	1.40
	United States Treasury Note 3.625%, 05/15/13		1,000,000	954,320	1.44
	Other			144,984	0.22

				5,330,019	8.02

	TOTAL GOVERNMENT BONDS	(Cost $44,667,522)		44,129,216	66.43

	TOTAL BONDS	(Cost $65,852,409)		64,818,095	97.57

	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06		1,430,000	1,429,468	2.15

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,429,730)		1,429,468	2.15

	TOTAL PORTFOLIO	(Cost $67,282,139)		66,247,563	99.72
	OTHER ASSETS & LIABILITIES, NET			186,487	0.28

	NET ASSETS			$66,434,050	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

ABBREVIATION:

NR—Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $67,327,226. Net unrealized depreciation of portfolio investments aggregated $1,079,663 of which $148,375 related to appreciated portfolio investments and $1,228,038 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	81

Money Market Fund	Summary portfolio of investments December 31, 2005

	ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSITS
	Suntrust Inc, NA 4.220%, 02/27/06	$780,000	$780,000	2.10%
	Wells Fargo 4.300%, 01/27/06	800,000	800,000	2.15

			1,580,000	4.25

	COMMERCIAL PAPER
	ABN Amro Bank N.V. 4.250%, 01/19/06	580,000	578,768	1.56
	American Express Credit Corp 4.170%, 01/03/06	1,300,000	1,299,699	3.49
	American Honda Finance Corp 4.090–4.240%, 01/9/06–01/23/06	1,075,000	1,073,284	2.89
c	Atlantis One Funding Corp 4.140%, 01/24/06	595,000	593,426	1.60
c	BMW US Capital Corp 4.070%, 01/04/06	490,000	489,834	1.32
	Barclays U.S. Funding Corp 4.275%, 01/17/06	1,200,000	1,197,720	3.22
c	Beta Finance, Inc 4.160–4.320%, 01/12/06–02/28/06	1,010,000	1,005,765	2.70
c	Corporate Asset Funding Corp, Inc 4.280%, 02/08/06	1,240,000	1,234,398	3.32
c	CC (USA), Inc 3.890%, 01/20/06	800,000	798,366	2.15
	Citigroup Funding, Inc 4.230–4.260%, 02/01/06–2/13/06	1,130,000	1,124,720	3.02
c	Danske Corp 4.190%, 01/26/06	560,000	558,347	1.50
c	Dorada Finance, Inc 4.250–4.350%, 02/16/06–02/27/06	1,020,000	1,013,728	2.73
c	Edison Asset Securitization, LLC 4.190–4.300%, 01/17/06–01/31/06	1,081,000	1,077,987	2.90
	Fcar Owner Trust I 4.340%, 02/07/06	500,000	497,770	1.34
c	Gannett Co, Inc 4.250%, 01/11/06	1,000,000	998,819	2.69
	General Electric Capital Corp 4.400–4.520%, 03/22/06–06/27/06	905,000	889,928	2.39
	Goldman Sachs Group, Inc 4.270%, 02/23/06	470,000	467,045	1.26
c	Govco, Inc 4.060–4.100%, 01/19/06–01/20/06	1,200,000	1,197,470	3.22
c	Greyhawk Funding LLC 4.180–4.310%, 01/9/06–01/30/06	1,265,000	1,261,664	3.39
c	Harley-Davidson Funding Corp 4.300%, 02/09/06	830,000	826,134	2.22
c	Harrier Finance Funding LLC 4.200–4.370%, 02/15/06–03/06/06	1,025,000	1,018,296	2.74
c	Kitty Hawk Funding Corp 4.200–4.220%, 01/6/06–01/20/06	722,000	721,050	1.94
c	Links Finance LLC 4.230%, 02/09/06	500,000	497,709	1.34
	Paccar Financial Corp 4.020–4.380%, 01/12/06–03/14/06	1,265,000	1,258,827	3.39
c	Park Avenue Receivables Corp 4.270%, 01/27/06	620,000	618,088	1.66
c	Pfizer, Inc 4.400%, 03/23/06	990,000	980,199	2.64
c	Preferred Receivables Funding 4.300%, 01/09/06	501,000	500,521	1.35
c	Private Export Funding Corp 3.750–4.120%, 01/5/06–01/10/06	1,095,000	1,094,363	2.94
c	Procter & Gamble Co 4.020%, 01/17/06	500,000	499,102	1.34
c	Ranger Funding Co LLC 4.19–4.290%, 01/5/06–01/17/06	1,120,000	1,118,802	3.01
c	Royal Bank of Scotland plc 4.200%, 01/31/06	845,000	842,043	2.26
c	Scaldis Capital LLC 4.130%, 01/25/06	915,000	912,426	2.45
c	Sheffield Receivables Corp 4.180%, 01/13/06	1,000,000	998,607	2.68
c	Sigma Finance, Inc 4.340–4.400%, 02/27/06–05/080/6	1,225,000	1,213,987	3.26
	Societe Generale North America, Inc 4.250–4.420%, 02/3/06–04/20/06	1,150,000	1,141,190	3.07
	UBS Finance, (Delaware), Inc 4.230–4.370%, 01/18/06–04/07/06	1,300,000	1,292,575	3.48

			32,892,657	88.46

82	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund	Summary portfolio of investments December 31, 2005	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Fannie Mae Discount Notes 3.850–4.370%, 1/11/2006–05/10/06	$1,072,000	$1,065,621	2.86%
Federal Home Loan Bank Discount Notes 4.240–4.500%, 02/17/06–05/31/06	800,000	791,508	2.13
Freddie Mac Discount Notes 3.615–4.350%, 01/03/06–04/18/06	3,802,000	3,781,729	10.17

		5,638,858	15.16

TOTAL SHORT-TERM INVESTMENTS	(Cost $40,111,515)	40,111,515	107.87

TOTAL PORTFOLIO	(Cost $40,111,515)	40,111,515	107.87
OTHER ASSETS & LIABILITIES, NET		(2,926,142)	(7.87)

NET ASSETS		$37,185,373	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

The cost of portfolio investments for federal income tax purposes is substantially the same as the amounts disclosed above.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	83

Statements of assets and liabilities	TIAA-CREF Life Funds December 31, 2005

Growth Equity Fund

ASSETS
Portfolio investments, at cost	$27,386,349
Net unrealized appreciation of portfolio investments	2,011,293
Portfolio investments, at value	29,397,642
Cash	7,431
Cash—foreign (cost of $—, $100,371, $373,559, $—, and $—, respectively)	—
Receivable from securities transactions	6,695
Receivable from Fund shares sold	88,350
Dividends and interest receivable	24,995
Reclaims receivable	218
Total assets	29,525,331

LIABILITIES
Due to investment advisor	8,357
Payable for securities transactions	—
Payable for Fund shares redeemed	—
Payable for variation margin on open futures contracts	—
Total liabilities	8,357
NET ASSETS	$29,516,974

NET ASSETS CONSIST OF:
Paid-in-capital	$66,889,391
Accumulated undistributed (distributions in excess of) net investment income	4,475
Accumulated undistributed net realized gain (loss) on total investments	(39,388,185)
Net unrealized appreciation (depreciation) on total investments	2,011,293
NET ASSETS	$29,516,974

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	2,074,716
Net asset value per share	$14.23

84	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	International Equity Fund	Stock Index Fund	Social Choice Equity Fund

$47,855,421	$68,429,435	$145,665,959	$32,625,500
3,737,095	8,296,224	7,489,759	248,929
51,592,516	76,725,659	153,155,718	32,874,429
40,301	50,615	10,392	6,083
101,066	420,660	—	—
1,036	4,210,514	49,313	—
—	—	—	—
73,490	15,955	197,946	35,443
494	57,005	—	—
51,808,903	81,480,408	153,413,369	32,915,955

11,468	19,130	11,269	2,807
168,524	5,498,124	233,251	184,311
2,138	3,366,325	230,158	171,541
—	—	2,915	—
182,130	8,883,579	477,593	358,659
$51,626,773	$72,596,829	$152,935,776	$32,557,296

$64,293,900	$78,305,028	$148,271,353	$32,807,453
9,324	(12,980)	10,409	4,222
(16,414,241)	(13,988,141)	(2,828,254)	(503,308)
3,737,790	8,292,922	7,482,268	248,929
$51,626,773	$72,596,829	$152,935,776	$32,557,296

2,394,121	3,716,157	5,571,382	1,355,681
$21.56	$19.54	$27.45	$24.02

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	85

Statements of assets and liabilities	TIAA-CREF Life Funds December 31, 2005

Large-Cap Value Fund

ASSETS
Portfolio investments, at cost	$44,295,921
Net unrealized appreciation (depreciation) of portfolio investments	4,925,549
Portfolio investments, at value	49,221,470
Cash	7,237
Cash—foreign (cost of $23,378, $—, $—, $—, and $—, respectively)	22,928
Receivable from securities transactions	—
Receivable from Fund shares sold	293,497
Dividends and interest receivable	145,676
Reclaims receivable	639
Total assets	49,691,447

LIABILITIES
Due to investment advisor	10,518
Due to custodian	—
Income distribution payable	—
Payable for securities transactions	653,203
Payable for Fund shares redeemed	—
Total liabilities	663,721
NET ASSETS	$49,027,726

NET ASSETS CONSIST OF:
Paid-in-capital	$43,723,222
Accumulated undistributed (distributions in excess of) net investment income	8,404
Accumulated undistributed net realized gain (loss) on total investments	371,044
Net unrealized appreciation (depreciation) on total investments	4,925,056
NET ASSETS	$49,027,726

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	1,530,189
Net asset value per share	$32.04

86	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Small-Cap Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$43,156,877	$67,948,095	$67,282,139	$40,111,515
2,644,708	3,051,977	(1,034,576)	—
45,801,585	71,000,072	66,247,563	40,111,515
22,724	—	—	6,931
—	—	—	—
448,931	882,866	—	—
18,143	—	591	—
53,439	379,998	546,766	8,033
—	—	—	—
46,344,822	72,262,936	66,794,920	40,126,479

4,447	15,541	7,268	2,611
—	17,363	12,703	—
—	—	—	70,484
1,008,010	1,539,650	340,899	—
—	31,108	—	2,868,011
1,012,457	1,603,662	360,870	2,941,106
$45,332,365	$70,659,274	$66,434,050	$37,185,373

$42,847,149	$68,071,113	$67,958,513	$37,185,302
(29,578)	(817,705)	—	—
(129,914)	353,889	(489,887)	71
2,644,708	3,051,977	(1,034,576)	—
$45,332,365	$70,659,274	$66,434,050	$37,185,373

1,510,143	2,280,802	2,717,951	37,185,302
$30.02	$30.98	$24.44	$1.00

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	87

Statements of operations	TIAA-CREF Life Funds For the year ended December 31, 2005

Growth Equity Fund

INVESTMENT INCOME
Interest	$4,695
Dividends	249,925
Foreign taxes withheld	(646)
Total income	253,974

EXPENSES
Investment management fees	68,710
Trustee fees and expenses	—
Interest	3,803
Net expenses	72,513
Net investment income	181,461

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	(983,360)
Futures transactions	—
Foreign currency transactions	—
Net realized gain (loss) on total investments	(983,360)
Change in unrealized appreciation (depreciation) on:
Portfolio investments	2,252,050
Futures transactions	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—
Net change in unrealized appreciation on total investments	2,252,050
Net realized and unrealized gain on total investments	1,268,690
Net increase in net assets resulting from operations	$1,450,151

88	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	International Equity Fund	Stock Index Fund	Social Choice Equity Fund

$4,680	$8,969	$24,997	$2,233
781,310	1,312,782	2,564,676	493,135
—	(91,074)	(103)	(200)
785,990	1,230,677	2,589,570	495,168

110,104	173,366	86,770	20,326
913	—	—	—
1,361	9,613	1,596	428
112,378	182,979	88,366	20,754
673,612	1,047,698	2,501,204	474,414

875,996	5,785,859	(899,009)	96,540
(577)	—	43,373	—
(2,281)	(2,506)	—	—
873,138	5,783,353	(855,636)	96,540

1,531,336	1,962,869	7,039,494	1,503,138
(8,846)	—	(21,004)	—
661	(10,447)	—	—
1,523,151	1,952,422	7,018,490	1,503,138
2,396,289	7,735,775	6,162,854	1,599,678
$3,069,901	$8,783,473	$8,664,058	$2,074,092

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	89

Statements of operations	TIAA-CREF Life Funds For the year ended December 31, 2005

Large-Cap Value Fund

INVESTMENT INCOME
Interest	$3,321
Dividends	1,092,194
Foreign taxes withheld	(2,204)
Total income	1,093,311

EXPENSES
Investment management fees	108,658
Trustee fees and expenses	365
Interest	4,333
Net expenses	113,356
Net investment income	979,955

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	1,864,746
Foreign currency transactions	(122)
Net realized gain (loss) on total investments	1,864,624
Change in unrealized depreciation on:
Portfolio investments	(641,536)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(493)
Net change in unrealized depreciation on total investments	(642,029)
Net realized and unrealized gain (loss) on total investments	1,222,595
Net increase in net assets resulting from operations	$2,202,550

90	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Small-Cap Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$6,461	$14,567	$2,787,459	$1,161,856
485,520	2,028,670	—	—
(759)	(1,544)	—	—
491,222	2,041,693	2,787,459	1,161,856

43,419	165,919	62,550	21,100
365	547	913	365
8,320	23,729	—	—
52,104	190,195	63,463	21,465
439,118	1,851,498	2,723,996	1,140,391

4,855,971	5,262,348	(198,324)	161
—	—	—	—
4,855,971	5,262,348	(198,324)	161

(3,440,435)	(2,730,020)	(983,732)	—
—	—	—	—
(3,440,435)	(2,730,020)	(983,732)	—
1,415,536	2,532,328	(1,182,056)	161
$1,854,654	$4,383,826	$1,541,940	$1,140,552

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	91

Statements of changes in net assets	TIAA-CREF Life Funds

	Growth Equity Fund
	For the Years Ended December 31,
	2005	2004

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$181,461	$260,156
Net realized gain (loss) on total investments	(983,360)	(2,451,353)
Net change in unrealized appreciation (depreciation) on total investments	2,252,050	3,897,716
Net increase from operations	1,450,151	1,706,519

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(182,267)	(253,619)
Total distributions	(182,267)	(253,619)

SHAREHOLDER TRANSACTIONS:
Seed money redemptions	—	—
Subscriptions	8,151,931	5,599,580
Reinvestment of distributions	182,267	253,619
Redemptions	(8,366,760)	(7,343,723)
Net increase (decrease) from shareholder transactions	(32,562)	(1,490,524)
Net increase (decrease) in net assets	1,235,322	(37,624)

NET ASSETS
Beginning of year	28,281,652	28,319,276
End of year	$29,516,974	$28,281,652

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$4,475	$6,537

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	2,082,237	2,198,997
Seed money shares redeemed	—	—
Shares sold	597,894	432,147
Shares issued in reinvestment of distributions	12,561	18,649
Shares redeemed	(617,976)	(567,556)
Total net increase (decrease) in shares outstanding	(7,521)	(116,760)
Shares outstanding, end of year	2,074,716	2,082,237

92	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund		International Equity Fund
For the Years Ended December 31,		For the Years Ended December 31,
2005	2004	2005	2004

$673,612	$749,338	$1,047,698	$886,026
873,138	4,135,812	5,783,353	8,883,107
1,523,151	(540,875)	1,952,422	(1,895,099)
3,069,901	4,344,275	8,783,473	7,874,034

(661,771)	(738,786)	(1,130,293)	(954,901)
(661,771)	(738,786)	(1,130,293)	(954,901)

—	(2,905,000)	—	(12,999,000)
5,090,266	6,706,758	24,608,052	17,158,339
661,771	738,786	1,130,293	954,901
(4,281,803)	(4,800,658)	(12,945,944)	(7,761,088)
1,470,234	(260,114)	12,792,401	(2,646,848)
3,878,364	3,345,375	20,445,581	4,272,285

47,748,409	44,403,034	52,151,248	47,878,963
$51,626,773	$47,748,409	$72,596,829	$52,151,248

$9,324	$2,612	$(12,980)	$(30,423)

2,330,005	2,346,072	3,023,544	3,206,229
—	(150,073)	—	(834,901)
243,249	346,567	1,348,971	1,102,472
30,176	36,038	57,668	55,777
(209,309)	(248,599)	(714,026)	(506,033)
64,116	(16,067)	692,613	(182,685)
2,394,121	2,330,005	3,716,157	3,023,544

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	93

Statements of changes in net assets	TIAA-CREF Life Funds

	Stock Index Fund
	For the Years Ended December 31,
	2005	2004

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$2,501,204	$2,430,332
Net realized gain (loss) on total investments	(855,636)	(14,256)
Net change in unrealized appreciation (depreciation) on total investments	7,018,490	12,426,041
Net increase from operations	8,664,058	14,842,117

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,495,347)	(2,428,591)
From net realized gain on total investments	—	(66,343)
Total distributions	(2,495,347)	(2,494,934)

SHAREHOLDER TRANSACTIONS:
Seed money redemptions	—	—
Subscriptions	19,610,432	22,772,138
Reinvestment of distributions	2,495,347	2,494,934
Redemptions	(18,560,759)	(12,711,847)
Net increase (decrease) from shareholder transactions	3,545,020	12,555,225
Net increase in net assets	9,713,731	24,902,408

NET ASSETS
Beginning of year	143,222,045	118,319,637
End of year	$152,935,776	$143,222,045

Accumulated undistributed net investment income included in net assets	$10,409	$395

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	5,442,731	4,943,992
Seed money shares redeemed	—	—
Shares sold	740,534	945,902
Shares issued in reinvestment of distributions	89,503	72,433
Shares redeemed	(701,386)	(519,596)
Total net increase (decrease) in shares outstanding	128,651	498,739
Shares outstanding, end of year	5,571,382	5,442,731

94	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Social Choice Equity Fund		Large-Cap Value Fund
For the Years Ended December 31,		For the Years Ended December 31,
2005	2004	2005	2004

$474,414	$480,718	$979,955	$740,681
96,540	421,325	1,864,624	5,580,090

1,503,138	2,215,108	(642,029)	425,146
2,074,092	3,117,151	2,202,550	6,745,917

(470,848)	(479,561)	(971,055)	(742,556)
—	—	(2,775,024)	(4,924,781)
(470,848)	(479,561)	(3,746,079)	(5,667,337)

—	(4,911,000)	—	(6,170,000)
4,968,187	5,000,362	14,205,144	15,399,815
470,848	479,561	3,746,079	5,667,337
(2,090,108)	(2,111,530)	(9,807,828)	(3,307,790)
3,348,927	(1,542,607)	8,143,395	11,589,362
4,952,171	1,094,983	6,599,866	12,667,942

27,605,125	26,510,142	42,427,860	29,759,918
$32,557,296	$27,605,125	$49,027,726	$42,427,860

$4,222	$1,750	$8,404	$129

1,213,270	1,287,052	1,283,066	941,061
—	(230,717)	—	(169,356)
215,029	235,276	432,821	458,018
19,289	21,070	115,299	171,529
(91,907)	(99,411)	(300,997)	(118,186)
142,411	(73,782)	247,123	342,005
1,355,681	1,213,270	1,530,189	1,283,066

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	95

Statements of changes in net assets	TIAA-CREF Life Funds

	Small-Cap Equity Fund
	For the Years Ended December 31,
	2005	2004

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$439,118	$414,377
Net realized gain (loss) on total investments	4,855,971	6,246,428
Net change in unrealized appreciation (depreciation) on total investments	(3,440,435)	25,122
Net increase from operations	1,854,654	6,685,927

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(468,390)	(413,082)
From net realized gain on total investments	(5,969,837)	(6,108,574)
Total distributions	(6,438,227)	(6,521,656)

SHAREHOLDER TRANSACTIONS:
Seed money redemptions	—	(5,947,000)
Subscriptions	20,399,213	14,972,109
Reinvestment of distributions	6,438,227	6,521,656
Redemptions	(19,115,543)	(7,975,606)
Net increase from shareholder transactions	7,721,897	7,571,159
Net increase in net assets	3,138,324	7,735,430

NET ASSETS
Beginning of year	42,194,041	34,458,611
End of year	$45,332,365	$42,194,041

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(29,578)	$6,274

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	1,262,248	1,044,811
Seed money shares redeemed	—	(168,115)
Shares sold	631,095	425,239
Shares issued in reinvestment of distributions	210,537	194,444
Shares redeemed	(593,737)	(234,131)
Total net increase in shares outstanding	247,895	217,437
Shares outstanding, end of year	1,510,143	1,262,248

96	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Real Estate Securities Fund		Bond Fund
For the Years Ended December 31,		For the Years Ended December 31,
2005	2004	2005	2004

$1,851,498	$1,950,552	$2,723,996	$2,053,139
5,262,348	8,795,751	(198,324)	(197,829)
(2,730,020)	3,006,966	(983,732)	385,193
4,383,826	13,753,269	1,541,940	2,240,503

(2,669,203)	(2,004,206)	(2,753,562)	(2,033,155)
(7,722,423)	(7,497,849)	—	—
(10,391,626)	(9,502,055)	(2,753,562)	(2,033,155)

—	—	—	—
15,388,692	22,670,218	10,064,311	6,766,072
10,391,626	9,502,055	2,753,562	2,033,155
(13,012,062)	(7,835,887)	(3,547,626)	(649,436)
12,768,256	24,336,386	9,270,247	8,149,791
6,760,456	28,587,600	8,058,625	8,357,139

63,898,818	35,311,218	58,375,425	50,018,286
$70,659,274	$63,898,818	$66,434,050	$58,375,425

$(817,705)	$236,710	$—	$19,984

1,885,376	1,177,222	2,346,067	2,022,166
—	—	—	—
452,162	681,828	399,505	267,387
333,385	282,379	112,666	82,081
(390,121)	(256,053)	(140,287)	(25,567)
395,426	708,154	371,884	323,901
2,280,802	1,885,376	2,717,951	2,346,067

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	97

Statements of changes in net assets	TIAA-CREF Life Funds	concluded

	Money Market Fund
	For the Years Ended December 31,
	2005	2004

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$1,140,391	$331,808
Net realized gain on total investments	161	51
Net increase from operations	1,140,552	331,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,140,535)	(331,808)
Total distributions	(1,140,535)	(331,808)

SHAREHOLDER TRANSACTIONS:
Subscriptions	57,852,777	20,150,187
Reinvestment of distributions	499,609	66,145
Redemptions	(47,538,316)	(14,668,688)
Net increase from shareholder transactions	10,814,070	5,547,644
Net increase in net assets	10,814,087	5,547,695

NET ASSETS
Beginning of year	26,371,286	20,823,591
End of year	$37,185,373	$26,371,286

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$—	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	26,371,232	20,823,588
Shares sold	57,852,777	20,150,187
Shares issued in reinvestment of distributions	499,609	66,145
Shares redeemed	(47,538,316)	(14,668,688)
Total net increase in shares outstanding	10,814,070	5,547,644
Shares outstanding, end of year	37,185,302	26,371,232

98	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

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TIAA-CREF Life Funds 2005 Annual Report	99

Financial highlights	TIAA-CREF Life Funds

	Growth Equity Fund
	For the Years Ended December 31,
	2005		2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$13.58		$12.88	$10.15	$14.60		$18.97
Gain (loss) from investment operations:
Net investment income	0.09	(a)	0.12 (a)	0.09 (a)	0.07	(a)	0.05
Net realized and unrealized gain (loss) on total investments	0.65		0.70	2.78	(4.45)		(4.37)
Total gain (loss) from investment operations	0.74		0.82	2.87	(4.38)		(4.32)
Less distributions from:
Net investment income	(0.09)		(0.12)	(0.14)	(0.07)		(0.05)
Total distributions	(0.09)		(0.12)	(0.14)	(0.07)		(0.05)
Net asset value, end of year	$14.23		$13.58	$12.88	$10.15		$14.60

TOTAL RETURN	5.43%		6.39%	28.30%	(30.01)%		(22.81)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$29,517		$28,282	$28,319	$40,537		$52,519
Ratio of expenses to average net assets before expense waiver	0.26	%(c)	0.25%	0.25%	0.43	%(b)	0.46%
Ratio of expenses to average net assets after expense waiver	0.26	%(c)	0.25%	0.25%	0.25%		0.25%
Ratio of net investment income to average net assets	0.66%		0.95%	0.82%	0.61%		0.35%
Portfolio turnover rate	106%		79%	78%	54%		42%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

100	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund
For the Years Ended December 31,
2005	2004	2003	2002		2001

$20.49	$18.93	$15.22	$20.28		$23.57

0.29 (a)	0.32 (a)	0.23 (a)	0.21	(a)	0.20
1.06	1.56	3.79	(5.07)		(3.29)
1.35	1.88	4.02	(4.86)		(3.09)

(0.28)	(0.32)	(0.31)	(0.20)		(0.20)
(0.28)	(0.32)	(0.31)	(0.20)		(0.20)
$21.56	$20.49	$18.93	$15.22		$20.28

6.57%	9.94%	26.39%	(23.95)%		(13.13)%

$51,627	$47,748	$44,403	$51,553		$62,313
0.23%	0.23%	0.23%	0.41	%(b)	0.44%
0.23%	0.23%	0.23%	0.23%		0.23%
1.41%	1.66%	1.41%	1.18%		1.04%
205%	85%	137%	112%		62%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	101

Financial highlights	TIAA-CREF Life Funds

	International Equity Fund
	For the Years Ended December 31,
	2005		2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$17.25		$14.93	$10.76	$12.88		$17.14
Gain (loss) from investment operations:
Net investment income	0.31	(a)	0.29 (a)	0.26 (a)	0.20	(a)	0.18
Net realized and unrealized gain (loss) on total investments	2.28		2.35	4.15	(2.06)		(4.26)
Total gain (loss) from investment operations	2.59		2.64	4.41	(1.86)		(4.08)
Less distributions from:
Net investment income	(0.30)		(0.32)	(0.24)	(0.19)		(0.18)
In excess of net investment income	—		—	—	(0.07)		—
Net realized gains	—		—	—	—		—
Total distributions	(0.30)		(0.32)	(0.24)	(0.26)		(0.18)
Net asset value, end of year	$19.54		$17.25	$14.93	$10.76		$12.88

TOTAL RETURN	15.01%		17.72%	41.06%	(14.40)%		(23.81)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$72,597		$52,151	$47,879	$33,738		$35,014
Ratio of expenses to average net assets before expense waiver	0.31	%(c)	0.29%	0.29%	0.49	%(b)	0.53%
Ratio of expenses to average net assets after expense waiver	0.31	%(c)	0.29%	0.29%	0.29%		0.29%
Ratio of net investment income to average net assets	1.75%		1.87%	2.15%	1.68%		1.33%
Portfolio turnover rate	153%		158%	139%	53%		102%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 28, 2002.
(c)	Includes 0.02% of overdraft charges included in interest expense.

102	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Stock Index Fund
For the Years Ended December 31,
2005	2004	2003	2002		2001

$26.31	$23.93	$18.86	$24.45		$27.94

0.46 (a)	0.46 (a)	0.35 (a)	0.33	(a)	0.30
1.14	2.38	5.47	(5.56)		(3.50)
1.60	2.84	5.82	(5.23)		(3.20)

(0.46)	(0.45)	(0.36)	(0.36)		(0.23)
—	—	—	—		—
—	(0.01)	(0.39)	—		(0.06)
(0.46)	(0.46)	(0.75)	(0.36)		(0.29)
$27.45	$26.31	$23.93	$18.86		$24.45

6.04%	11.89%	30.85%	(21.38)%		(11.44)%

$152,936	$143,222	$118,320	$88,779		$94,517
0.06%	0.06%	0.06%	0.26	%(b)	0.30%
0.06%	0.06%	0.06%	0.07%		0.07%
1.73%	1.88%	1.68%	1.56%		1.28%
8%	12%	26%	9%		8%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	103

Financial highlights	TIAA-CREF Life Funds

	Social Choice Equity Fund
	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$22.75	$20.60	$16.09	$20.61		$23.90
Gain (loss) from investment operations:
Net investment income	0.38 (b)	0.39 (b)	0.29 (b)	0.26	(b)	0.24
Net realized and unrealized gain (loss) on total investments	1.24	2.16	4.54	(4.52)		(3.28)
Total gain (loss) from investment operations	1.62	2.55	4.83	(4.26)		(3.04)
Less distributions from:
Net investment income	(0.35)	(0.40)	(0.32)	(0.26)		(0.22)
Net realized gains	—	—	—	—		(0.03)
Total distributions	(0.35)	(0.40)	(0.32)	(0.26)		(0.25)
Net asset value, end of year	$24.02	$22.75	$20.60	$16.09		$20.61

TOTAL RETURN	7.11%	12.39%	30.03%	(20.68)%		(12.72)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$32,557	$27,605	$26,510	$22,683		$25,333
Ratio of expenses to average net assets before expense waiver	0.07%	0.07%	0.07%	0.34	%(c)	0.39%
Ratio of expenses to average net assets after expense waiver	0.07%	0.07%	0.07%	0.17%		0.18%
Ratio of net investment income to average net assets	1.63%	1.82%	1.64%	1.43%		1.15%
Portfolio turnover rate	8%	5%	15%	27%		10%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Waiver was eliminated effective October 28, 2002.
(d)	Includes 0.01% of overdraft charges included in interest expense.

104	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Large-Cap Value Fund
For the Years Ended December 31,				For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (a)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (a)
2005		2004	2003

$33.07		$31.62	$24.84	$ 24.60	$ 25.00

0.72	(b)	0.74 (b)	0.60 (b)	0.12 (b)	0.17 (b)
0.95		5.82	7.65	0.28	(0.17)
1.67		6.56	8.25	0.40	—

(0.70)		(0.67)	(0.57)	(0.16)	(0.16)
(2.00)		(4.44)	(0.90)	—	—
(2.70)		(5.11)	(1.47)	(0.16)	(0.16)
$32.04		$33.07	$31.62	$ 24.84	$ 24.84

4.94%		20.76%	33.23%	1.63%	0.01%

$49,028		$42,428	$29,760	$20,178	$20,178
0.25	%(d)	0.24%	0.24%	0.04%	0.08%
0.25	%(d)	0.24%	0.24%	0.04%	0.08%
2.17%		2.23%	2.19%	0.46%	0.69%
112%		149%	159%	70%	94%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	105

Financial highlights	TIAA-CREF Life Funds

	Small-Cap Equity Fund
	For the Years Ended December 31,				For the Period October 28, 2002 (effective date of SEC registration) to December 31,	For the Period September 4, 2002 (commencement of operations) to December 31,
	2005		2004	2003	2002 (a)	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$33.43		$32.98	$24.63	$ 23.94	$ 25.00
Gain (loss) from investment operations:
Net investment income (b)	0.33		0.39	0.39	0.08	0.13
Net realized and unrealized gain (loss) on total investments	1.30		6.17	11.71	0.73	(0.38)
Total gain (loss) from investment operations	1.63		6.56	12.10	0.81	(0.25)
Less distributions from:
Net investment income	(0.37)		(0.39)	(0.36)	(0.12)	(0.12)
Net realized gains	(4.67)		(5.72)	(3.39)	—	—
Total distributions	(5.04)		(6.11)	(3.75)	(0.12)	(0.12)
Net asset value, end of period	$30.02		$33.43	$32.98	$ 24.63	$ 24.63

TOTAL RETURN	4.58%		19.83%	48.95%	3.40%	(0.98)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$45,332		$42,194	$34,459	$20,044	$20,044
Ratio of expenses to average net assets	0.12	%(c)	0.10%	0.10%	0.02%	0.03%
Ratio of net investment income to average net assets	1.01%		1.13%	1.32%	0.32%	0.55%
Portfolio turnover rate	400%		221%	237%	43%	57%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Includes 0.02% of overdraft charges included in interest expense.
(d)	Includes 0.04% of overdraft charges included in interest expense.

106	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

Real Estate Securities Fund
For the Years Ended December 31,				For the Period October 28, 2002 (effective date of SEC registration) to December 31, 2002 (a)	For the Period September 4, 2002 (commencement of operations) to December 31, 2002 (a)
2005		2004	2003

$33.89		$30.00	$24.48	$ 23.67	$ 25.00

0.96		1.45	1.54	0.25	0.44
1.51		8.40	8.24	0.91	(0.61)
2.47		9.85	9.78	1.16	(0.17)

(1.38)		(1.26)	(1.39)	(0.31)	(0.31)
(4.00)		(4.70)	(2.87)	(0.04)	(0.04)
(5.38)		(5.96)	(4.26)	(0.35)	(0.35)
$30.98		$33.89	$30.00	$ 24.48	$ 24.48

7.19%		32.98%	39.96%	4.94%	(0.65)%

$70,659		$63,899	$35,311	$20,194	$20,194
0.29	%(d)	0.25%	0.25%	0.04%	0.08%
2.80%		4.41%	5.32%	1.03%	1.80%
239%		315%	189%	100%	117%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	107

Financial highlights	TIAA-CREF Life Funds

	Bond Fund
	For the Years Ended December 31,		For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31,
	2005	2004	2003 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.88	$24.74	$ 25.00
Gain (loss) from investment operations:
Net investment income (b)	1.10	0.95	0.40
Net realized and unrealized gain (loss) on total investments	(0.48)	0.09	(0.24)
Total gain (loss) from investment operations	0.62	1.04	0.16
Less distributions from:
Net investment income	(1.06)	(0.90)	(0.40)
Net realized gains	—	—	(0.02)
Total distributions	(1.06)	(0.90)	(0.42)
Net asset value, end of period	$24.44	$24.88	$ 24.74

TOTAL RETURN	2.51%	4.21%	0.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$66,434	$58,375	$50,018
Ratio of expenses to average net assets	0.10%	0.10%	0.05%
Ratio of net investment income to average net assets	4.35%	3.78%	1.63%
Portfolio turnover rate	78%	103%	272%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01 per share.

N/A—Not applicable.

108	2005 Annual Report TIAA-CREF Life Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

Money Market Fund
For the Years Ended December 31,		For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (a)
2005	2004

$1.00	$1.00	$ 1.00

0.03	0.01	0.00	(c)
—	—	—
0.03	0.01	0.00	(c)

(0.03)	(0.01)	0.00	(c)
—	—	—
(0.03)	(0.01)	0.00	(c)
$1.00	$1.00	$ 1.00

3.25%	1.34%	0.49%

$37,185	$26,371	$20,824
0.06%	0.06%	0.03%
3.24%	1.35%	0.46%
N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Life Funds 2005 Annual Report	109

Notes to financial statements	TIAA-CREF Life Funds

Note 1—significant accounting policies

TIAA-CREF Life Funds (the “Funds” or individually, the “Fund”) is a Delaware business trust that was organized on August 13, 1998 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of ten series (each referred to as a “Fund”). TIAA-CREF Life Separate Accounts (the “Accounts”), which are registered with the Commission as unit investment trusts under the 1940 Act, have various sub-accounts which correspond to and invest in the Funds. The Accounts are separate accounts of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). The Stock Index Fund commenced operations on December 1, 1998 with a seed money investment by TIAA. The Growth Equity, Growth & Income, International Equity and Social Choice Equity Funds commenced operations on March 1, 2000 with a seed money investment by TIAA. The Large-Cap Value, Small-Cap Equity and Real Estate Securities Funds commenced operations on September 4, 2002 with a seed money investment by TIAA. The Bond and Money Market Funds commenced operations on July 8, 2003 with a seed money investment by TIAA. At December 31, 2005, the Accounts and TIAA held the following amounts in the Funds:

	Investments in Funds Held By:
	Accounts	TIAA
Growth Equity Fund	$29,516,974	$—
Growth & Income Fund	41,775,027	9,851,746
International Equity Fund	50,820,368	21,776,461
Stock Index Fund	152,935,776	—
Social Choice Equity Fund	22,156,802	10,400,494
Large-Cap Value Fund	27,492,148	21,535,578
Small-Cap Equity Fund	24,948,320	20,384,045
Real Estate Securities Fund	41,388,277	29,270,997
Bond Fund	13,576,029	52,858,021
Money Market Fund	17,185,373	20,000,000

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments:  Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not

110	2005 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depository Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments:  Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

TIAA-CREF Life Funds 2005 Annual Report	111

Notes to financial statements	continued

Accounting for Real Estate Investments Trusts:  The Funds may own shares of Real Estate Investment Trusts (“REITS” or individually, “REIT”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. The Funds have estimated what the components of these REIT distributions are, and have reflected these amounts accordingly in the financial statements.

Foreign currency transactions and translation:  Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts:  The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market

112	2005 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended December 31, 2005.

Futures contracts:  The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed-delivery basis:  The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities:  The Bond Fund invests in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

TIAA-CREF Life Funds 2005 Annual Report	113

Notes to financial statements	continued

Restricted securities:  Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders:  Distributions from net investment income, if any, are declared and paid annually for each of the Funds except for the Money Market Fund which are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed available capital loss carryovers. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclassifications, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes:  The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by these reclassifications.

Foreign taxes:  The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates:  The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of

114	2005 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification:  In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Life Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Life Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Management Agreement between Advisors and the Funds. Under the terms of the Investment Management Agreement, each Fund pays a fee for investment management services, based on the average daily net assets of each Fund. During the year ended December 31, 2005, Advisors received the following annual percentage of each Fund’s average daily net assets:

Investment Management Fee
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

Total investment management fees incurred for each Fund for the year ended December 31, 2005 are reflected in the Statements of operations.

TIAA-CREF Life Funds 2005 Annual Report	115

Notes to financial statements	continued

Note 3—investments

At December 31, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$3,557,662	$(1,546,369)	$2,011,293
Growth & Income Fund	4,955,702	(1,218,607)	3,737,095
International Equity Fund	8,876,763	(580,539)	8,296,224
Stock Index Fund	32,401,188	(24,911,429)	7,489,759
Social Choice Equity Fund	7,607,009	(7,358,080)	248,929
Large-Cap Value Fund	5,919,225	(993,676)	4,925,549
Small-Cap Equity Fund	3,975,689	(1,330,981)	2,644,708
Real Estate Securities Fund	6,107,896	(3,055,919)	3,051,977
Bond Fund	148,375	(1,182,951)	(1,034,576)

At December 31, 2005, the following Fund held open futures contracts:

	Futures Contracts	Number of Contracts	Market Value	Expiration Date	Unrealized Loss
Stock Index Fund	E-mini S&P 500 Index	11	$690,140	March 2006	$(7,492)

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the year ended December 31, 2005 were as follows:

	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales
Growth Equity Fund	$29,390,987	$—	$29,449,889	$—
Growth & Income Fund	100,056,547	—	98,050,583	—
International Equity Fund	107,350,191	—	91,113,200	—
Stock Index Fund	16,359,623	—	12,118,112	—
Social Choice Equity Fund	5,845,826	—	2,327,249	—
Large-Cap Value Fund	55,591,888	—	50,309,990	—
Small-Cap Equity Fund	176,047,154	—	174,273,144	—
Real Estate Securities Fund	162,219,494	—	156,736,881	—
Bond Fund	9,923,979	45,874,256	7,049,073	40,258,062

Note 4—trustee fees

The Funds pay their Trustees, who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

116	2005 Annual Report TIAA-CREF Life Funds

Notes to financial statements	continued

Trustees fees incurred for each Fund for the year ended December 31, 2005 are reflected in the Statements of operations.

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 was as follows:

	2005			2004
	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total
Growth Equity Fund	$182,267	$—	$182,267	$253,619	$—	$253,619
Growth & Income Fund	661,771	—	661,771	738,786	—	738,786
International Equity Fund	1,130,293	—	1,130,293	954,901	—	954,901
Stock Index Fund	2,495,347	—	2,495,347	2,494,934	—	2,494,934
Social Choice Equity Fund	470,848	—	470,848	479,561	—	479,561
Large-Cap Value Fund	2,272,831	1,473,248	3,746,079	2,979,131	2,688,206	5,667,337
Small-Cap Equity Fund	2,539,797	3,898,430	6,438,227	2,822,092	3,699,564	6,521,656
Real Estate Securities Fund	8,373,076	2,018,550	10,391,626	7,389,081	2,112,974	9,502,055
Bond Fund	2,753,562	—	2,753,562	2,033,155	—	2,033,155
Money Market Fund	1,140,535	—	1,140,535	331,808	—	331,808

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post- October Losses	Total
Growth Equity Fund	$3,464	$—	$1,851,752	$(39,014,281)	$(213,352)	$(37,372,417)
Growth & Income Fund	9,845	—	3,211,465	(15,887,916)	(521)	(12,667,127)
International Equity Fund	57,684	—	7,931,777	(13,663,641)	(34,019)	(5,708,199)
Stock Index Fund	32,567	—	5,289,437	(657,581)	—	4,664,423
Social Choice Equity Fund	7,335	—	239,004	(496,496)	—	(250,157)
Large-Cap Value Fund	217,838	351,869	4,735,388	—	(591)	5,304,504
Small-Cap Equity Fund	296,008	319,301	1,869,907	—	—	2,485,216
Real Estate Securities Fund	231,914	89,102	2,267,145	—	—	2,588,161
Bond Fund	—	—	(1,079,663)	(388,407)	(56,393)	(1,524,463)
Money Market Fund	71	—	—		—	71

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains and losses on certain forward foreign currency contracts, on investments in passive foreign investment companies, adjustments for REIT distributions, and the use of capital loss carryovers.

TIAA-CREF Life Funds 2005 Annual Report	117

Notes to financial statements	concluded

At December 31, 2005, the following funds had capital loss carryovers, which will expire as follows:

	Date of Expiration
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total
Growth Equity Fund	$212,455	$12,578,729	$12,297,132	$10,153,999	$3,010,278	$761,688	$39,014,281
Growth & Income Fund	—	1,960,652	8,825,685	5,101,579	—	—	$15,887,916
International Equity Fund	—	4,734,175	4,809,564	4,119,902	—	—	$13,663,641
Stock Index Fund	—	—	—	—	—	657,581	$657,581
Social Choice Equity Fund	—	—	496,496	—	—	—	$496,496
Bond Fund	—	—	—	—	115,865	272,542	$388,407

For the year ended December 31, 2005, the Growth & Income Fund, International Equity Fund, and Social Choice Equity Fund utilized $662,929, $5,590,079, and $96,534, respectively of their capital loss carryover available from prior years.

Note 6—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2005, there were no borrowings under this credit facility by the Funds.

118	2005 Annual Report TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the

TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond, and Money Market Funds (constituting the TIAA-CREF Life Funds, hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of December 31, 2004 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2006

TIAA-CREF Life Funds 2005 Annual Report	119

Report of management responsibility (unaudited)

To the Shareholders of TIAA-CREF Life Funds:

The accompanying financial statements of the TIAA-CREF Life Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls over financial reporting and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

The accompanying financial statements have been audited by an independent registered public accounting firm. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Life Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

/s/ Bertram L. Scott
Bertram L. Scott President
/s/ Russell G. Noles
Russell G. Noles Acting Chief Financial Officer

120	2005 Annual Report TIAA-CREF Life Funds

2005 special meeting	TIAA-CREF Life Funds (unaudited)

Trustees

On July 18, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent
Willard T. Carleton	40,133,006.278	98.61	567,036.161	1.39
Eugene Flood, Jr.	40,018,137.451	98.32	681,904.988	1.68
Howell E. Jackson	40,115,315.609	98.56	584,726.830	1.44
Nancy L. Jacob	40,134,705.850	98.61	565,336.589	1.39
Bevis Longstreth	40,114,104.409	98.56	585,938.030	1.44
Bridget A. Macaskill	40,093,985.360	98.51	606,057.079	1.49
Maceo K. Sloan	40,109,044.379	98.55	590,998.060	1.45
Ahmed H. Zewail	40,103,920.402	98.54	596,122.037	1.46

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Willard T. Carleton, Nancy L. Jacob, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent
Ratify PricewaterhouseCoopers LLP	40,048,843.943	98.40	289,146.955	0.71	362,051.541	0.89

TIAA-CREF Life Funds 2005 Annual Report	121

Management	Trustees and officers of TIAA-CREF Life Funds (unaudited)

Below are the current TIAA-CREF Life Funds board of trustees and officers:

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2001.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None
Eugene Flood, Jr. Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (Investment advisor).	60	None
Howell E. Jackson Harvard Law School Griswold 510 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	60	None
Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 63	Chairman of the Board of Trustees, Trustee	Indefinite term. Trustee since 2001.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

122	2005 Annual Report TIAA-CREF Life Funds

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 72	Trustee	Indefinite term. Trustee since 2001.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (Investment Management) a member of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 56	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).
Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.
Ahmed H. Zewall California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

TIAA-CREF Life Funds 2005 Annual Report	123

Management	Trustees and officers of TIAA-CREF Life Funds (unaudited)	continued

OFFICERS

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of
Directors of Merrill Lynch & Co., Inc., 1997–1999.
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.	Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1998. Chief Investment Officer since 2004.	Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Advisors. Director of TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

124	2005 Annual Report TIAA-CREF Life Funds

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 2001.
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003.
Director of Advisors, TPIS, TIAA-CREF Trust Company, FSB, (“Trust Company”) Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2001.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.
Russell G. Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005	Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds, Vice President of Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Teachers Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit, of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Travelers Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998-2000.

TIAA-CREF Life Funds 2005 Annual Report	125

Management	Trustees and officers of TIAA-CREF Life Funds (unaudited)	concluded

OFFICERS—concluded

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.
Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds, Investment Management, Tuition Financing, Advisors, and Services, since 2005. Formerly, Vice President, Compliance Officer of TIAA, 2004-2005; First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division, 2001-2004, Manager of Compliance and Regulatory Affairs, Investment Banking Division, 1993-2001, Comerica Incorporated.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2001.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS, President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request, by calling 800 223-1200.

126	2005 Annual Report TIAA-CREF Life Funds

Important tax information (unaudited)

For the fiscal year ended December 31, 2005, the following TIAA-CREF Life Funds designate the following amounts (or the maximum allowable) as long-term capital gain distributions.

	Section 1250 Gains	Long-Term Capital Gains	Total
Large-Cap Value Fund	$3,970	$1,469,278	$1,473,248
Small-Cap Equity Fund	8,004	3,890,426	3,898,430
Real Estate Securities Fund	68,329	1,950,221	2,018,550

The International Equity Fund received income from foreign sources during the year ended December 31, 2005 of $1,312,782 ($0.35326 per share) and paid taxes to foreign countries during the year ended December 31, 2005 of $88,895 ($0.02392 per share).

For the fiscal year ended December 31, 2005, the TIAA-CREF Life Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Amount
Growth Equity Fund	99.84%
Growth & Income Fund	100.00%
International Equity Fund	0.60%
Stock Index Fund	93.70%
Social Choice Equity Fund	94.20%
Large-Cap Value Fund	47.03%
Small-Cap Equity Fund	12.01%
Real Estate Securities Fund	0.31%

TIAA-CREF Life Funds 2005 Annual Report	127

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PLANNING AND SERVICE CENTER

TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200

8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB

Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001

8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.

Tuition financing programs

888 381-8283

8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Item 2. Code of Ethics.

The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002. The code of ethics is filed as an exhibit to this annual report.

During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services. Ernst & Young LLP performed independent audits for the Registrant in 2004 and prior fiscal periods.

Audit Fees. PricewaterhouseCoopers’ fees for professional services rendered for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2005 were $260,000. Ernst & Young’s fees for professional services rendered in fiscal year 2004 were $193,500.

Tax Fees. PricewaterhouseCoopers’ fees for tax services rendered to the Registrant for the fiscal years ended December 31, 2005 were $32,100. Ernst & Young’s fees for tax services rendered to the Registrant for the fiscal year ended December 31, 2004 were $41,700.

Other than as set forth above, PricewaterhouseCoopers had no additional fees with respect to Registrant during the fiscal year ended December 31, 2005.

Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

Auditor Fees for Related Entities. The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant and its adviser or affiliates of the adviser performing on-going services to the Registrant, including Teachers Insurance and Annuity Association (“TIAA”) (Service Providers), for the year ended December 31, 2005 were $363,600 and such fees billed by Ernst & Young for the year ended December 31, 2004 were $1,693,500.

PricewaterhouseCoopers’ aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31, 2005 were $5,709,300 and for Ernst & Young for the year ended December 31, 2004 were $12,739,400.

PricewaterhouseCoopers’ aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 were $322,000. Ernst & Young’s aggregate fees for audited related services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $1,312,500.

PricewaterhouseCoopers’ aggregate fees for tax services provided to TIAA and CREF and their affiliated entities forth year ended December 31, 2005 were $166,300. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $445,600.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF Life Funds - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 99.19%
APPAREL AND ACCESSORY STORES - 0.21%
1,180	*	Kohl’s Corp	$57,348
157	*	Under Armour, Inc	6,015

		TOTAL APPAREL AND ACCESSORY STORES	63,363

APPAREL AND OTHER TEXTILE PRODUCTS - 0.63%
3,308		Polo Ralph Lauren Corp	185,711

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	185,711

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.46%
6,454		Lowe’s Cos, Inc	430,224

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	430,224

BUSINESS SERVICES - 13.78%
12,985		Adobe Systems, Inc	479,926
3,852	*	Cognizant Technology Solutions Corp	193,948
13,070	*	eBay, Inc	565,278
7,990	*	Electronic Arts, Inc	417,957
2,015	*	Google, Inc (Class A)	835,943
12,001	*	Juniper Networks, Inc	267,622
19,463		Microsoft Corp	508,957
6,732		SAP AG. (Spon ADR)	303,411
2	*	Vast Solutions, Inc (Class B1)	—
2	v*	Vast Solutions, Inc (Class B2)	—
2	*	Vast Solutions, Inc (Class B3)	—
12,577	*	Yahoo!, Inc	492,767

		TOTAL BUSINESS SERVICES	4,065,809

CHEMICALS AND ALLIED PRODUCTS - 14.67%
1,187	*	American Pharmaceutical Partners, Inc	46,044
10,105	*	Amgen, Inc	796,880
1,344	*	Biogen Idec, Inc	60,923
6,734		Eli Lilly & Co	381,077
5,168	*	Genentech, Inc	478,040
4,601	*	Genzyme Corp	325,659
18,262		Procter & Gamble Co	1,057,005
7,945		Schering-Plough Corp	165,653
6,443	*	Sepracor, Inc	332,459
13,192		Teva Pharmaceutical Industries Ltd (Spon ADR)	567,388
2,605		Wyeth	120,012

		TOTAL CHEMICALS AND ALLIED PRODUCTS	4,331,140

COMMUNICATIONS - 2.99%
5,574		America Movil S.A. de C.V., Series L	163,095
11,909		Sprint Nextel Corp	278,194
9,487	*	Univision Communications, Inc (Class A)	278,823
5,939	*	XM Satellite Radio Holdings, Inc	162,016

		TOTAL COMMUNICATIONS	882,128

TIAA-CREF Life Funds - Growth Equity Fund

SHARES			VALUE
ELECTRIC, GAS, AND SANITARY SERVICES - 0.42%
402		Dominion Resources, Inc	31,034
1,767		Exelon Corp	93,898

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	124,932

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 16.45%
11,534		Analog Devices, Inc	413,724
6,931	*	Broadcom Corp (Class A)	326,797
9,443	*	Cisco Systems, Inc	161,664
4,106		Emerson Electric Co	306,718
28,964		General Electric Co	1,015,188
2,091		Harman International Industries, Inc	204,604
12,128		Intel Corp	302,715
5,613	*	Marvell Technology Group Ltd	314,833
24,579		Motorola, Inc	555,240
12,397	*	Network Appliance, Inc	334,719
17,322		Qualcomm, Inc	746,232
5,409		Texas Instruments, Inc	173,467

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,855,901

ENGINEERING AND MANAGEMENT SERVICES - 0.84%
6,530		Paychex, Inc	248,924

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	248,924

FOOD AND KINDRED PRODUCTS - 2.26%
11,268		PepsiCo, Inc	665,713

		TOTAL FOOD AND KINDRED PRODUCTS	665,713

FURNITURE AND HOMEFURNISHINGS STORES - 1.16%
9,445	*	Bed Bath & Beyond, Inc	341,437

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	341,437

GENERAL MERCHANDISE STORES - 2.04%
7,478		Target Corp	411,066
4,058		Wal-Mart Stores, Inc	189,914

		TOTAL GENERAL MERCHANDISE STORES	600,980

HEALTH SERVICES - 1.81%
9,339	*	Caremark Rx, Inc	483,667
616	*	Express Scripts, Inc	51,621

		TOTAL HEALTH SERVICES	535,288

HOLDING AND OTHER INVESTMENT OFFICES - 0.43%
2,491		iShares Russell 1000 Growth Index Fund	127,066

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	127,066

HOTELS AND OTHER LODGING PLACES - 1.17%
2,517	*	Las Vegas Sands Corp	99,346
3,853		Starwood Hotels & Resorts Worldwide, Inc	246,053

		TOTAL HOTELS AND OTHER LODGING PLACES	345,399

TIAA-CREF Life Funds - Growth Equity Fund

SHARES			VALUE
INDUSTRIAL MACHINERY AND EQUIPMENT - 4.84%
2,083	*	Apple Computer, Inc	149,747
17,155		Applied Materials, Inc	307,761
436		Caterpillar, Inc	25,188
14,593	*	Dell, Inc	437,644
37,370	*	EMC Corp	508,979

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,429,319

INSTRUMENTS AND RELATED PRODUCTS - 6.74%
4,802		Johnson & Johnson	288,600
12,233		Medtronic, Inc	704,254
13,066	*	St. Jude Medical, Inc	655,913
5,054	*	Zimmer Holdings, Inc	340,842

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,989,609

INSURANCE CARRIERS - 4.55%
5,148		Aetna, Inc	485,508
3,073		Progressive Corp	358,865
6,265	*	WellPoint, Inc	499,884

		TOTAL INSURANCE CARRIERS	1,344,257

LEATHER AND LEATHER PRODUCTS - 0.71%
6,287	*	Coach, Inc	209,609

		TOTAL LEATHER AND LEATHER PRODUCTS	209,609

MISCELLANEOUS RETAIL - 1.06%
11,871		CVS Corp	313,632

		TOTAL MISCELLANEOUS RETAIL	313,632

METAL MINING - 0.74%
5,285		Companhia Vale do Rio Doce (ADR)	217,425

		TOTAL METAL MINING	217,425

MOTION PICTURES - 1.24%
7,983	*	CBS Corp	260,246
4,460		Walt Disney Co	106,906

		TOTAL MOTION PICTURES	367,152

NONDEPOSITORY INSTITUTIONS - 2.97%
12,476		American Express Co	642,015
4,241		SLM Corp	233,637

		TOTAL NONDEPOSITORY INSTITUTIONS	875,652

OIL AND GAS EXTRACTION - 2.81%
1,277		Baker Hughes, Inc	77,616
4,410		Halliburton Co	273,243
3,804		Schlumberger Ltd	369,559
1,552	*	Transocean, Inc	108,159

		TOTAL OIL AND GAS EXTRACTION	828,577

TIAA-CREF Life Funds - Growth Equity Fund

SHARES			VALUE
PETROLEUM AND COAL PRODUCTS - 0.82%
3,303		EOG Resources, Inc	242,341

		TOTAL PETROLEUM AND COAL PRODUCTS	242,341

PRIMARY METAL INDUSTRIES - 1.39%
20,934	*	Corning, Inc	411,562

		TOTAL PRIMARY METAL INDUSTRIES	411,562

SECURITY AND COMMODITY BROKERS - 3.48%
813		Ameriprise Financial, Inc	33,333
7,314		Ameritrade Holding Corp	175,536
22,506		Charles Schwab Corp	330,163
5,018	*	E*Trade Financial Corp	104,675
3,009		Goldman Sachs Group, Inc	384,279

		TOTAL SECURITY AND COMMODITY BROKERS	1,027,986

TRANSPORTATION BY AIR - 0.46%
8,228		Southwest Airlines Co	135,186

		TOTAL TRANSPORTATION BY AIR	135,186

TRANSPORTATION EQUIPMENT - 3.53%
6,381		Boeing Co	448,201
10,617		United Technologies Corp	593,597

		TOTAL TRANSPORTATION EQUIPMENT	1,041,798

TRUCKING AND WAREHOUSING - 1.20%
4,711		United Parcel Service, Inc (Class B)	354,032

		TOTAL TRUCKING AND WAREHOUSING	354,032

WATER TRANSPORTATION - 0.88%
4,835		Carnival Corp	258,527

		TOTAL WATER TRANSPORTATION	258,527

WHOLESALE TRADE-NONDURABLE GOODS - 1.45%
4,920		Nike, Inc (Class B)	427,007

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	427,007

		TOTAL COMMON STOCKS (Cost $27,266,372)	29,277,686

TIAA-CREF Life Funds - Growth Equity Fund

PRINCIPAL		VALUE
SHORT-TERM INVESTMENTS - 0.41%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.41%
$120,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	119,956

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	119,956

	TOTAL SHORT-TERM INVESTMENTS (Cost $119,977)	119,956

	TOTAL PORTFOLIO - 99.60% (Cost $27,386,349)	29,397,642
	OTHER ASSETS & LIABILITIES, NET - 0.40%	119,332

	NET ASSETS- 100.00%	$29,516,974

*	Non-income producing

v	Security valued at fair value.

ABBREVIATION:

Spon ADR - Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $27,545,891. Net unrealized appreciation of portfolio investments aggregated $1,851,751 of which $3,557,662 related to appreciated portfolio investments and $1,705,911 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Growth and Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 99.60%
APPAREL AND ACCESSORY STORES - 0.31%
4,221		Nordstrom, Inc	$157,865

		TOTAL APPAREL AND ACCESSORY STORES	157,865

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.30%
3,826		Home Depot, Inc	154,876

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	154,876

BUSINESS SERVICES - 6.76%
8,501		Adobe Systems, Inc	314,197
11,013		Automatic Data Processing, Inc	505,387
2,056		Ctrip.com International Ltd	118,734
8,368	*	eBay, Inc	361,916
960	*	Google, Inc (Class A)	398,266
45,657		Microsoft Corp	1,193,930
6,723		SAP AG. (Spon ADR)	303,006
7,552	*	Yahoo!, Inc	295,887

		TOTAL BUSINESS SERVICES	3,491,323

CHEMICALS AND ALLIED PRODUCTS - 13.08%
6,911		Abbott Laboratories	272,501
5,539		Air Products & Chemicals, Inc	327,853
5,289	*	Amgen, Inc	417,091
8,400		AstraZeneca plc (Spon ADR)	408,240
3,562		Dow Chemical Co	156,087
5,205		Eli Lilly & Co	294,551
7,227	*	Gilead Sciences, Inc	380,357
5,956	*	Hospira, Inc	254,798
5,041	*	Medimmune, Inc	176,536
5,559		Monsanto Co	430,989
5,963		Novartis AG. (ADR)	312,938
18,770		Pfizer, Inc	437,716
15,543		Procter & Gamble Co	899,629
8,047	*	Protein Design Labs, Inc	228,696
1,427		Roche Holding AG. (Genusscheine)	213,625
3,413	*	Sepracor, Inc	176,111
12,843		Teva Pharmaceutical Industries Ltd (Spon ADR)	552,377
17,674		Wyeth	814,241

		TOTAL CHEMICALS AND ALLIED PRODUCTS	6,754,336

COMMUNICATIONS - 1.74%
8,290		AT&T, Inc	203,022
8,917		America Movil S.A. de C.V., Series L	260,911
18,670		Sprint Nextel Corp	436,131

		TOTAL COMMUNICATIONS	900,064

DEPOSITORY INSTITUTIONS - 9.27%
28,214		Bank of America Corp	1,302,076

TIAA-CREF Life Funds - Growth and Income Fund

SHARES			VALUE
17,278		Citigroup, Inc	838,501
23,055		JPMorgan Chase & Co	915,053
11,471		Northern Trust Corp	594,427
5,620		PNC Financial Services Group, Inc	347,485
20,750		US Bancorp	620,218
2,652		Wells Fargo & Co	166,625

		TOTAL DEPOSITORY INSTITUTIONS	4,784,385

EATING AND DRINKING PLACES - 1.02%
7,783		Brinker International, Inc	300,891
7,488	*	Starbucks Corp	224,715

		TOTAL EATING AND DRINKING PLACES	525,606

ELECTRIC, GAS, AND SANITARY SERVICES - 2.62%
15,300	*	Allegheny Energy, Inc	484,245
9,794		Exelon Corp	520,453
9,424		PG&E Corp	349,819

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,354,517

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 12.90%
6,439		Adtran, Inc	191,496
6,154	*	Broadcom Corp (Class A)	290,161
38,664	*	Cisco Systems, Inc	661,928
5,489	*	Comverse Technology, Inc	145,952
4,673		Emerson Electric Co	349,073
50,176		General Electric Co	1,758,669
6,262		Harris Corp	269,329
15,404		Honeywell International, Inc	573,799
18,439		Intel Corp	460,237
5,892		Intersil Corp (Class A)	146,593
20,236		Motorola, Inc	457,131
5,846	*	Nvidia Corp	213,730
15,932		Qualcomm, Inc	686,351
4,615		Texas Instruments, Inc	148,003
12,177		Xilinx, Inc	306,982

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	6,659,434

FOOD AND KINDRED PRODUCTS - 2.25%
6,226		Archer Daniels Midland Co	153,533
6,541		Diageo plc	94,606
15,422		PepsiCo, Inc	911,132

		TOTAL FOOD AND KINDRED PRODUCTS	1,159,271

FOOD STORES - 0.48%
13,206	*	Kroger Co	249,329

		TOTAL FOOD STORES	249,329

FURNITURE AND HOMEFURNISHINGS STORES - 1.66%
11,855	*	Bed Bath & Beyond, Inc	428,558
9,893		Best Buy Co, Inc	430,148

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	858,706

TIAA-CREF Life Funds - Growth and Income Fund

SHARES			VALUE
GENERAL MERCHANDISE STORES - 2.01%
7,284		Target Corp	400,401
13,574		Wal-Mart Stores, Inc	635,263

		TOTAL GENERAL MERCHANDISE STORES	1,035,664

HEALTH SERVICES - 2.90%
7,996	*	Caremark Rx, Inc	414,113
14,886	*	Coventry Health Care, Inc	847,907
3,327	*	LifePoint Hospitals, Inc	124,762
1,353	*	Sierra Health Services, Inc	108,186

		TOTAL HEALTH SERVICES	1,494,968

HOLDING AND OTHER INVESTMENT OFFICES - 1.10%
10,445		iShares MSCI Japan Index Fund	141,216
3,440		SPDR Trust Series 1	428,314

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	569,530

HOTELS AND OTHER LODGING PLACES - 0.28%
6,006		Hilton Hotels Corp	144,805

		TOTAL HOTELS AND OTHER LODGING PLACES	144,805

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.83%
6,097	*	Apple Computer, Inc	438,313
5,360	*	Dell, Inc	160,746
6,948	*	Electronics for Imaging, Inc	184,886
16,984	*	EMC Corp	231,322
25,799		Hewlett-Packard Co	738,625
8,988		International Business Machines Corp	738,814

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,492,706

INSTRUMENTS AND RELATED PRODUCTS - 2.58%
9,869		Johnson & Johnson	593,127
9,847		Medtronic, Inc	566,892
6,162		Tektronix, Inc	173,830

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,333,849

INSURANCE CARRIERS - 5.79%
5,840		ACE Ltd	312,090
11,273		Aflac, Inc	523,293
19,889		American International Group, Inc	1,357,026
3,880		Assurant, Inc	168,741
14,039		St. Paul Travelers Cos, Inc	627,122

		TOTAL INSURANCE CARRIERS	2,988,272

METAL MINING - 1.06%
3,947		Companhia Vale do Rio Doce (ADR)	162,380
3,331	*	Inco Ltd	145,132
1,088		Phelps Dodge Corp	156,531
3,705		Placer Dome, Inc	84,956

		TOTAL METAL MINING	548,999

TIAA-CREF Life Funds - Growth and Income Fund

SHARES			VALUE
MOTION PICTURES - 2.17%
8,546	*	CBS Corp	278,600
5,228	*	DreamWorks Animation SKG, Inc (Class A)	128,400
1,915	*	Pixar	100,959
35,087		Time Warner, Inc	611,917

		TOTAL MOTION PICTURES	1,119,876

NONDEPOSITORY INSTITUTIONS - 3.09%
14,749		American Express Co	758,984
5,703		Fannie Mae	278,363
10,118		SLM Corp	557,401

		TOTAL NONDEPOSITORY INSTITUTIONS	1,594,748

OIL AND GAS EXTRACTION - 2.95%
6,894	*	Cooper Cameron Corp	285,412
8,941		ENSCO International, Inc	396,533
5,760		Halliburton Co	356,890
5,008		Schlumberger Ltd	486,527

		TOTAL OIL AND GAS EXTRACTION	1,525,362

PETROLEUM AND COAL PRODUCTS - 6.04%
8,283		EOG Resources, Inc	607,724
27,965		Exxon Mobil Corp	1,570,794
4,931		Marathon Oil Corp	300,643
7,970		Occidental Petroleum Corp	636,644

		TOTAL PETROLEUM AND COAL PRODUCTS	3,115,805

PRINTING AND PUBLISHING - 0.65%
9,260		Harte-Hanks, Inc	244,371
4,104	*	VistaPrint Ltd	93,382

		TOTAL PRINTING AND PUBLISHING	337,753

RAILROAD TRANSPORTATION - 0.52%
5,948		Norfolk Southern Corp	266,649

		TOTAL RAILROAD TRANSPORTATION	266,649

SECURITY AND COMMODITY BROKERS - 2.46%
307	*	Cbot Holdings, Inc	28,784
7,691		Lazard Ltd	245,343
4,140		Lehman Brothers Holdings, Inc	530,624
8,193		Morgan Stanley	464,871

		TOTAL SECURITY AND COMMODITY BROKERS	1,269,622

TOBACCO PRODUCTS - 3.82%
26,426		Altria Group, Inc	1,974,551

		TOTAL TOBACCO PRODUCTS	1,974,551

TRANSPORTATION BY AIR - 0.46%
6,231	*	AMR Corp	138,515
6,147	*	Airtran Holdings, Inc	98,536

		TOTAL TRANSPORTATION BY AIR	237,051

TIAA-CREF Life Funds - Growth and Income Fund

SHARES			VALUE
TRANSPORTATION EQUIPMENT - 3.16%
4,748	*	Alstom RGPT	272,296
6,400		Boeing Co	449,536
8,866		Northrop Grumman Corp	532,935
6,708		United Technologies Corp	375,044

		TOTAL TRANSPORTATION EQUIPMENT	1,629,811

TRANSPORTATION SERVICES - 0.60%
3,359		UTI Worldwide, Inc	311,850

		TOTAL TRANSPORTATION SERVICES	311,850

WHOLESALE TRADE-DURABLE GOODS - 0.28%
2,800		Finning International, Inc	89,023
8,670	*	GameLoft	55,838

		TOTAL WHOLESALE TRADE-DURABLE GOODS	144,861

WHOLESALE TRADE-NONDURABLE GOODS - 0.28%
5,392	*	United Natural Foods, Inc	142,349

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	142,349

		TOTAL COMMON STOCKS (Cost $47,685,453)	51,422,579

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.33%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.33%
$ 170,000		Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	169,937

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	169,937

		TOTAL SHORT-TERM INVESTMENTS (Cost $169,968)	169,937

		TOTAL PORTFOLIO - 99.93% (Cost $47,855,421)	51,592,516
		OTHER ASSETS & LIABILITIES, NET - 0.07%	34,257

		NET ASSETS - 100.00%	$51,626,773

*	Non-income producing

ABBREVIATION:

Spon ADR - Sponsored American Depositary Receipt

SPDR - Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $48,381,746. Net unrealized appreciation of portfolio investments aggregated $3,210,770 of which $4,955,702 related to appreciated portfolio investments and $1,744,932 related to depreciated portfolio investments.

TIAA-CREF Life Funds - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 104.04%
AMUSEMENT AND RECREATION SERVICES - 0.13%
7,527		Publishing & Broadcasting Ltd	$90,993

		TOTAL AMUSEMENT AND RECREATION SERVICES	90,993

APPAREL AND OTHER TEXTILE PRODUCTS - 0.29%
63,000		Toyobo Co Ltd	210,836

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	210,836

AUTO REPAIR, SERVICES AND PARKING - 0.16%
34,000		Kayaba Industry Co Ltd	115,801

		TOTAL AUTO REPAIR, SERVICES AND PARKING	115,801

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.25%
33,000		Fuji Heavy Industries Ltd	178,938

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	178,938

BUSINESS SERVICES - 2.09%
58,000		COSCO Pacific Ltd	106,222
28,570	*	livedoor Co Ltd	177,912
5,000		Mitsuba Corp	53,419
32		NTT Data Corp	159,146
1,900		Otsuka Corp	209,430
179	*	Rakuten, Inc	172,888
954		SAP AG.	172,350
4,500		Secom Co Ltd	235,237
10,700		Sumisho Computer Systems Corp	227,544

		TOTAL BUSINESS SERVICES	1,514,148

CHEMICALS AND ALLIED PRODUCTS - 12.10%
37,000		Air Water, Inc	393,417
9,654		AstraZeneca plc (United Kingdom)	468,864
18,577		GlaxoSmithKline plc	468,494
12,250	*	Global Bio-Chem Technology Group Co Ltd Wts	30
10,000		Kaken Pharmaceutical Co Ltd	77,862
7,000		Kuraray Co Ltd	72,473
21,277		Lonza Group AG. (Regd)	1,297,979
26,000		Nippon Paint Co Ltd	115,869
10,000		Nippon Shokubai Co Ltd	113,107
14,082		Novartis AG. (Regd)	737,784
1,800		Ono Pharmaceutical Co Ltd	81,284
57,731		Reckitt Benckiser plc	1,902,906
1,406		Roche Holding AG. (Genusscheine)	210,481
6,256		Sanofi-Aventis	546,066
2,400		Shin-Etsu Chemical Co Ltd	127,493
22,000		Sumitomo Chemical Co Ltd	150,979
5,000		Taisho Pharmaceutical Co Ltd	93,620
5,400		Takeda Pharmaceutical Co Ltd	291,892
32,000		Teijin Ltd	203,067
33,314		Teva Pharmaceutical Industries Ltd (Spon ADR)	1,432,835

		TOTAL CHEMICALS AND ALLIED PRODUCTS	8,786,502

TIAA-CREF Life Funds - International Equity Fund

SHARES			VALUE
COAL MINING - 0.92%
39,976		BHP Billiton Ltd	667,130

		TOTAL COAL MINING	667,130

COMMUNICATIONS - 3.44%
5,904		Deutsche Telekom AG. (Regd)	98,054
8,435		France Telecom S.A.	208,840
44		KDDI Corp	253,495
42		Nippon Telegraph & Telephone Corp	190,731
105,597		Royal KPN NV	1,054,997
234		SKY Perfect Communications, Inc	182,989
65,941		TeliaSonera AB	353,791
71,618		Vodafone Group plc	154,303

		TOTAL COMMUNICATIONS	2,497,200

DEPOSITORY INSTITUTIONS - 11.49%
9,633		Australia & New Zealand Banking Group Ltd	169,238
7,019		DBS Group Holdings Ltd	69,650
7,500		Hang Seng Bank Ltd	97,891
20,410		HSBC Holdings plc (United Kingdom)	326,913
2,629		ICICI Bank Ltd (Spon ADR)	75,715
42,913		Julius Baer Holding AG.	3,031,375
39		Mitsubishi UFJ Financial Group, Inc	528,679
60		Mizuho Financial Group. Inc	475,811
72	*	Resona Holdings, Inc	289,757
15,000		Shinsei Bank Ltd	86,673
31		Sumitomo Mitsui Financial Group, Inc	328,306
35,000		Sumitomo Trust & Banking Co Ltd	357,324
25,573	*	Turkiye Vakiflar Bankasi Tao	135,292
4,810		UBS AG. (Regd)	456,566
258,812		UniCredito Italiano S.p.A	1,776,739
8,120		Westpac Banking Corp	135,509

		TOTAL DEPOSITORY INSTITUTIONS	8,341,438

ELECTRIC, GAS, AND SANITARY SERVICES - 0.66%
3,375		BKW FMB Energie AG.	225,350
33,000		Hong Kong & China Gas Ltd	70,439
7,500		Tokyo Electric Power Co, Inc	182,051

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	477,840

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.18%
20,363		Ericsson (LM) (B Shs)	69,850
1,300		Fanuc Ltd	110,252
800		Hirose Electric Co Ltd	106,617
22,200		Hitachi Maxell Ltd	282,696
2,200		Kyocera Corp	160,298
19,452		Nokia Oyj	354,494
1,400		Rohm Co Ltd	152,182
11,593		Satyam Computer Services Ltd	190,096
8,000		Sharp Corp	121,596
700		Sumco Corp	36,711

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,584,792

FABRICATED METAL PRODUCTS - 1.36%
30,000		NEOMAX Co Ltd	986,190

		TOTAL FABRICATED METAL PRODUCTS	986,190

TIAA-CREF Life Funds - International Equity Fund

SHARES		VALUE
FOOD AND KINDRED PRODUCTS - 2.59%
8,471	Bajaj Hindusthan Ltd	58,766
82,981	CSR Ltd	211,830
22,000	Meiji Seika Kaisha Ltd	116,869
25,000	Mitsui Sugar Co Ltd	101,245
1,956	Nestle S.A. (Regd)	583,260
113,000	Nisshin Oillio Group Ltd	775,481
11,000	Nosan Corp	35,788

	TOTAL FOOD AND KINDRED PRODUCTS	1,883,239

FOOD STORES - 0.03%
1,865	Woolworths Ltd	23,052

	TOTAL FOOD STORES	23,052

GENERAL BUILDING CONTRACTORS - 0.76%
26,000	Sekisui Chemical Co Ltd	175,786
1,098,000	Shanghai Forte Land Co	375,273

	TOTAL GENERAL BUILDING CONTRACTORS	551,059

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.54%
11,156	Multiplex Group	25,778
38,178	Vinci S.A.	3,271,637

	TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	3,297,415

HOLDING AND OTHER INVESTMENT OFFICES - 7.15%
4,121	Housing Development Finance Corp	110,510
21,500	iShares MSCI EAFE Index Fund	1,278,390
68,774	Man Group plc	2,255,094
4,376	Nobel Biocare Holding AG.	959,569
177,200	Noble Group Ltd	136,406
10,700	Softbank Corp	451,461

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,191,430

HOTELS AND OTHER LODGING PLACES - 5.41%
71,719	Accor S.A.	3,930,337

	TOTAL HOTELS AND OTHER LODGING PLACES	3,930,337

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.60%
33,000	Komatsu Ltd	545,480
7,900	Melco Holdings, Inc	253,673
35,029	Rheinmetall AG	2,200,621
5,800	Tokyo Seimitsu Co Ltd	338,084

	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,337,858

INSTRUMENTS AND RELATED PRODUCTS - 0.72%
1,440	Advantest Corp	145,061
12,900	Terumo Corp	381,437

	TOTAL INSTRUMENTS AND RELATED PRODUCTS	526,498

INSURANCE AGENTS, BROKERS AND SERVICE - 0.08%
4,007	Suncorp-Metway Ltd	58,934

	TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	58,934

TIAA-CREF Life Funds - International Equity Fund

SHARES			VALUE
INSURANCE CARRIERS - 1.25%
69,000		Aioi Insurance Co Ltd	479,370
12,668		AMP Ltd	71,460
23,431		Insurance Australia Group Ltd	93,158
33,000		Nipponkoa Insurance Co Ltd	264,492

		TOTAL INSURANCE CARRIERS	908,480

METAL MINING - 1.77%
8,456	*	MMC Norilsk Nickel	803,320
4,879		Rio Tinto Ltd	246,950
46,972		Zinifex Ltd	237,059

		TOTAL METAL MINING	1,287,329

MISCELLANEOUS RETAIL - 0.11%
6,066		Origin Energy Ltd	33,417
24,601		Pacific Brands Ltd	48,003

		TOTAL MISCELLANEOUS RETAIL	81,420

NONDEPOSITORY INSTITUTIONS - 9.32%
49,364		Deutsche Postbank AG.	2,853,138
43,432		Hypo Real Estate Holding AG.	2,253,105
1,850		ICICI Bank Ltd	24,047
16,512		Industrial Development Bank of India Ltd	35,658
102,563	*	Infrastructure Development Finance Co Ltd	166,685
166,500		Nissin Co Ltd	407,680
245,000		Orient Corp	1,023,342

		TOTAL NONDEPOSITORY INSTITUTIONS	6,763,655

NONMETALLIC MINERALS, EXCEPT FUELS - 0.32%
28,000		Itochu Corp	233,432

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	233,432

OIL AND GAS EXTRACTION - 2.88%
23		INPEX Corp	204,609
443,000		PetroChina Co Ltd (Class H)	362,808
4,039		Total S.A.	1,010,964
4,447		Woodside Petroleum Ltd	127,842
481,000		Xinao Gas Holdings Ltd	381,522

		TOTAL OIL AND GAS EXTRACTION	2,087,745

PAPER AND ALLIED PRODUCTS - 0.09%
16		Nippon Paper Group, Inc	63,984

		TOTAL PAPER AND ALLIED PRODUCTS	63,984

PETROLEUM AND COAL PRODUCTS - 7.96%
86,003		BP plc	913,927
54,872		ENI S.p.A.	1,516,489
112,754		Fortum Oyj	2,106,704
220,598		Futuris Corp Ltd	313,930
16,850		Repsol YPF S.A.	490,327
14,450		Royal Dutch Shell plc (A Shares)	439,333

		TOTAL PETROLEUM AND COAL PRODUCTS	5,780,710

TIAA-CREF Life Funds - International Equity Fund

SHARES			VALUE
PRIMARY METAL INDUSTRIES - 0.72%
122,000		Nippon Steel Corp	434,127
5,900		Tokyo Steel Manufacturing Co Ltd	85,478

		TOTAL PRIMARY METAL INDUSTRIES	519,605

RAILROAD TRANSPORTATION - 0.30%
32		East Japan Railway Co	219,876

		TOTAL RAILROAD TRANSPORTATION	219,876

REAL ESTATE - 0.82%
10,000		Sumitomo Realty & Development Co Ltd	217,318
29,000		Tokyo Tatemono Co Ltd	288,698
6,531		Westfield Group	87,001

		TOTAL REAL ESTATE	593,017

SECURITY AND COMMODITY BROKERS - 0.39%
1,844		Macquarie Bank Ltd	92,184
13,700		Matsui Securities Co Ltd	190,010

		TOTAL SECURITY AND COMMODITY BROKERS	282,194

STONE, CLAY, AND GLASS PRODUCTS - 3.04%
22,002		Holcim Ltd (Regd)	1,494,123
21,000		NGK Insulators Ltd	312,073
46,000		Nippon Sheet Glass Co Ltd	200,712
68,000		Sumitomo Osaka Cement Co Ltd	198,187

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	2,205,095

TOBACCO PRODUCTS - 0.34%
17		Japan Tobacco, Inc	247,734

		TOTAL TOBACCO PRODUCTS	247,734

TRANSPORTATION EQUIPMENT - 8.24%
57,385		DaimlerChrysler AG. (Regd)	2,920,081
899		ElringKlinger AG.	32,406
90,555	*	Fiat S.p.A.	786,152
1,900		Honda Motor Co Ltd	108,337
27,000		Keppel Corp Ltd	178,614
42,000		Mazda Motor Corp	192,155
19,000		NHK Spring Co Ltd	197,840
40,000		NSK Ltd	273,151
1,700		Toyota Industries Corp	61,069
23,700		Toyota Motor Corp	1,228,874

		TOTAL TRANSPORTATION EQUIPMENT	5,978,679

TRUCKING AND WAREHOUSING - 2.91%
87,450		Deutsche Post AG. (Regd)	2,112,546

		TOTAL TRUCKING AND WAREHOUSING	2,112,546

TIAA-CREF Life Funds - International Equity Fund

SHARES			VALUE
WATER TRANSPORTATION - 0.31%
26,000		Mitsui OSK Lines Ltd	226,671

		TOTAL WATER TRANSPORTATION	226,671

WHOLESALE TRADE-DURABLE GOODS - 1.95%
5,000		Riso Kagaku Corp	100,186
25,000		Sumitomo Corp	323,011
4,114		Wesfarmers Ltd	111,569
41,758		Wolseley plc	878,172

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,412,938

WHOLESALE TRADE-NONDURABLE GOODS - 0.37%
60,000	*	Goodman Fielder Ltd	91,987
10,000		Nippon Oil Corp	77,523
5,054		Reliance Industries Ltd	99,856

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	269,366

		TOTAL COMMON STOCKS (Cost $67,229,662)	75,526,106

PRINCIPAL
SHORT-TERM INVESTMENTS - 1.65%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.65%
$ 1,200,000		Federal Home Loan Bank (FHLB), 3.400%, 01/03/06	1,199,553
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,199,553

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,199,773)	1,199,553

		TOTAL PORTFOLIO - 105.69% (Cost $68,429,435)	76,725,659
		OTHER ASSETS & LIABILITIES, NET - (5.69)%	(4,128,830)

		NET ASSETS - 100.00%	$72,596,829

*	Non-income producing

ABBREVIATION:

Spon	ADR - Sponsored American Depositary Receipt

Regd	- Registered

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $68,790,582. Net unrealized appreciation of portfolio investments aggregated $7,935,077 of which $8,876,763 related to appreciated portfolio investments and $941,686 related to depreciated portfolio investments.

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY COUNTRY

December 31, 2005

	VALUE	%
UNITED STATES OF AMERICA	$2,477,944	3.23

DOMESTIC	2,477,944	3.23

FOREIGN
AUSTRALIA	2,937,023	3.83
CHINA	469,030	0.61
FINLAND	2,461,198	3.21
FRANCE	8,967,843	11.69
GERMANY	12,642,299	16.48
HONG KONG	925,155	1.20
INDIA	761,333	0.99
ISRAEL	1,432,835	1.87
ITALY	4,079,381	5.32
JAPAN	19,474,873	25.38
NETHERLANDS	1,054,997	1.37
RUSSIA	803,320	1.05
SINGAPORE	384,670	0.50
SPAIN	490,327	0.64
SWEDEN	423,641	0.55
SWITZERLAND	8,996,486	11.72
TURKEY	135,292	0.18
UNITED KINGDOM	7,808,012	10.18

TOTAL FOREIGN	74,247,715	96.77

TOTAL PORTFOLIO	$76,725,659	100.00

TIAA-CREF Life Funds - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 99.57%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
439		Chiquita Brands International, Inc	$8,784
399		Delta & Pine Land Co	9,181

		TOTAL AGRICULTURAL PRODUCTION-CROPS	17,965

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
208		Pilgrim’s Pride Corp	6,897
4		Seaboard Corp	6,044

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	12,941

AMUSEMENT AND RECREATION SERVICES - 0.19%
604	*	Alliance Gaming Corp	7,864
134		Churchill Downs, Inc	4,922
460		Dover Downs Gaming & Entertainment, Inc	6,509
67		Dover Motorsports, Inc	409
1,920		Harrah’s Entertainment, Inc	136,877
454		International Speedway Corp (Class A)	21,746
256	*	Leapfrog Enterprises, Inc	2,982
248	*	Life Time Fitness, Inc	9,446
757	*	Marvel Entertainment, Inc	12,400
488	*	Multimedia Games, Inc	4,514
648	*	Penn National Gaming, Inc	21,352
743	*	Pinnacle Entertainment, Inc	18,360
800	*	Six Flags, Inc	6,168
164		Speedway Motorsports, Inc	5,686
400	*	Sunterra Corp	5,688
200	*	WMS Industries, Inc	5,018
347		Warner Music Group Corp	6,686
859		Westwood One, Inc	14,002
100		World Wrestling Entertainment, Inc	1,468
500	*	Magna Entertainment Corp (Class A)	3,570

		TOTAL AMUSEMENT AND RECREATION SERVICES	295,667

APPAREL AND ACCESSORY STORES - 0.66%
912		Abercrombie & Fitch Co (Class A)	59,444
589	*	Aeropostale, Inc	15,491
1,230		American Eagle Outfitters, Inc	28,265
840	*	AnnTaylor Stores Corp	28,997
319		Bebe Stores, Inc	4,476
65		Buckle, Inc	2,096
200		Burlington Coat Factory Warehouse Corp	8,042
300	*	Cache, Inc	5,196
195	*	Carter’s, Inc	11,476
318	*	Casual Male Retail Group, Inc	1,949
325		Cato Corp (Class A)	6,971
70	*	Charlotte Russe Holding, Inc	1,458

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,400	*	Charming Shoppes, Inc	18,480
1,896	*	Chico’s FAS, Inc	83,291
222	*	Children’s Place Retail Stores, Inc	10,971
390		Christopher & Banks Corp	7,324
978		Claire’s Stores, Inc	28,577
200	*	DSW, Inc	5,244
46		DEB Shops, Inc	1,367
300	*	Dress Barn, Inc	11,583
565		Finish Line, Inc (Class A)	9,842
1,591		Foot Locker, Inc	37,532
6,496		Gap, Inc	114,589
450	*	HOT Topic, Inc	6,413
242	*	Jo-Ann Stores, Inc	2,856
144	*	JOS A Bank Clothiers, Inc	6,251
3,375	*	Kohl’s Corp	164,025
3,657		Limited Brands, Inc	81,734
140	*	New York & Co, Inc	2,968
2,476		Nordstrom, Inc	92,602
875	*	Pacific Sunwear Of California, Inc	21,805
800	*	Payless Shoesource, Inc	20,080
1,561		Ross Stores, Inc	45,113
66	*	Shoe Carnival, Inc	1,447
274		Stage Stores, Inc	8,160
232		Talbots, Inc	6,454
359	*	Too, Inc	10,127
1,138	*	Urban Outfitters, Inc	28,803
1,045	*	The Wet Seal, Inc	4,640
500	*	Wilsons The Leather Experts, Inc	1,815

		TOTAL APPAREL AND ACCESSORY STORES	1,007,954

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
165	*	Columbia Sportswear Co	7,875
217	*	DHB Industries, Inc	970
200	*	Guess ?, Inc	7,120
577	*	Gymboree Corp	13,502
600	*	Hartmarx Corp	4,686
1,270		Jones Apparel Group, Inc	39,014
300		Kellwood Co	7,164
1,180		Liz Claiborne, Inc	42,268
300	*	Maidenform Brands, Inc	3,798
262		Phillips-Van Heusen Corp	8,489
585		Polo Ralph Lauren Corp	32,842
1,142	*	Quiksilver, Inc	15,805
477		Russell Corp	6,420
985		VF Corp	54,510
488	*	Warnaco Group, Inc	13,039

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	257,502

AUTO REPAIR, SERVICES AND PARKING - 0.06%
100	*	Amerco, Inc	7,205
100		Bandag, Inc	4,267
300		Central Parking Corp	4,116
468	*	Dollar Thrifty Automotive Group, Inc	16,881
251	*	Midas, Inc	4,608
73		Monro Muffler, Inc	2,213
544	*	PHH Corp	15,243
662		Ryder System, Inc	27,155

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
400	*	Wright Express Corp	8,800

		TOTAL AUTO REPAIR, SERVICES AND PARKING	90,488

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
1,182	*	Advance Auto Parts	51,370
64	*	America’s Car-Mart, Inc	1,057
200	*	Asbury Automotive Group, Inc	3,292
1,883	*	Autonation, Inc	40,918
598	*	Autozone, Inc	54,866
495	*	CSK Auto Corp	7,465
1,109	*	Carmax, Inc	30,697
817	*	Copart, Inc	18,840
300		Lithia Motors, Inc (Class A)	9,432
200	*	MarineMax, Inc	6,314
1,000	*	O’Reilly Automotive, Inc	32,010
222	*	Rush Enterprises, Inc (Class A)	3,303
287		Sonic Automotive, Inc	6,394
285		United Auto Group, Inc	10,887

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	276,845

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.07%
200	*	Builders FirstSource, Inc	4,274
166	*	Central Garden & Pet Co	7,626
1,296		Fastenal Co	50,790
23,428		Home Depot, Inc	948,365
8,488		Lowe’s Cos, Inc	565,810
1,327		Sherwin-Williams Co	60,272

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,637,137

BUSINESS SERVICES - 7.26%
347		ABM Industries, Inc	6,784
600	*	AMICAS, Inc	2,976
190	*	AMN Healthcare Services, Inc	3,758
403		Aaron Rents, Inc	8,495
2,378	*	Activision, Inc	32,674
927		Acxiom Corp	21,321
200		Administaff, Inc	8,410
6,362		Adobe Systems, Inc	235,140
261		Advo, Inc	7,355
300	*	Advent Software, Inc	8,673
1,281	*	Affiliated Computer Services, Inc (Class A)	75,810
455	*	Agile Software Corp	2,721
1,219	*	Akamai Technologies, Inc	24,295
883	*	Alliance Data Systems Corp	31,435
221	*	Altiris, Inc	3,733
200	*	American Reprographics Co	5,082
68	*	Ansoft Corp	2,315
414	*	Ansys, Inc	17,674
287	*	Anteon International Corp	15,598
1,643	*	Applied Digital Solutions, Inc	4,715
800	*	aQuantive, Inc	20,192
500	*	Arbinet-thexchange, Inc	3,505
410		Arbitron, Inc	15,572
706	*	Ariba, Inc	5,189
300	*	Aspen Technology, Inc	2,355
96	*	Asset Acceptance Capital Corp	2,156
140	*	Atari, Inc	151

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
257	*	Audible, Inc	3,300
294	*	Autobytel, Inc	1,452
2,498		Autodesk, Inc	107,289
6,368		Automatic Data Processing, Inc	292,228
484	*	Avocent Corp	13,160
1,400	*	BISYS Group, Inc	19,614
2,501	*	BMC Software, Inc	51,245
200	*	Bankrate, Inc	5,904
3,915	*	BEA Systems, Inc	36,801
2,100	*	BearingPoint, Inc	16,506
195	*	Blackboard, Inc	5,651
195	*	Blue Coat Systems, Inc	8,915
600	*	Borland Software Corp	3,918
300	*	Bottomline Technologies, Inc	3,306
436		Brady Corp (Class A)	15,774
596		Brink’s Co	28,554
854	*	CBIZ, Inc	5,141
63	*	CCC Information Services Group, Inc	1,652
3,885	*	CMGI, Inc	5,905
1,229	*	CNET Networks, Inc	18,054
485	*	CSG Systems International, Inc	10,825
357	*	CACI International, Inc (Class A)	20,485
2,866	*	Cadence Design Systems, Inc	48,493
554		Catalina Marketing Corp	14,044
11,415		Cendant Corp	196,909
1,580	*	Ceridian Corp	39,263
322	*	Cerner Corp	29,273
644		Certegy, Inc	26,121
873	*	Checkfree Corp	40,071
1,037	*	ChoicePoint, Inc	46,157
532	*	Ciber, Inc	3,511
1,854	*	Citrix Systems, Inc	53,358
400	*	Clear Channel Outdoor Holdings, Inc	8,020
200	*	Click Commerce, Inc	4,204
500	*	Cogent Communications Group, Inc	2,745
200	*	Cogent, Inc	4,536
459		Cognex Corp	13,811
1,431	*	Cognizant Technology Solutions Corp	72,051
4,989		Computer Associates International, Inc	140,640
65		Computer Programs & Systems, Inc	2,693
2,104	*	Computer Sciences Corp	106,547
4,261	*	Compuware Corp	38,221
100	*	COMSYS IT Partners, Inc	1,105
241	*	Concur Technologies, Inc	3,106
1,524	*	Convergys Corp	24,155
140	*	CoStar Group, Inc	6,044
400	*	Covansys Corp	5,444
565	*	Cyberguard Corp	4,989
1,100	*	Cybersource Corp	7,260
723	*	DST Systems, Inc	43,315
500		Deluxe Corp	15,070
500	*	Dendrite International, Inc	7,205
500	*	Digital Insight Corp	16,010
339	*	Digital River, Inc	10,082
90	*	EPIQ Systems, Inc	1,669
1,405	*	Earthlink, Inc	15,610
11,820	*	eBay, Inc	511,215

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
298	*	Echelon Corp	2,333
318	*	Eclipsys Corp	6,020
122	*	eCollege.com, Inc	2,200
575	*	eFunds Corp	13,478
100	*	Electro Rent Corp	1,491
3,356	*	Electronic Arts, Inc	175,552
5,550		Electronic Data Systems Corp	133,422
500	*	Electronics for Imaging, Inc	13,305
149	*	Emageon, Inc	2,369
3,498	*	Emdeon Corp	29,593
400	*	Entrust, Inc	1,936
698	*	Epicor Software Corp	9,863
1,406		Equifax, Inc	53,456
164	*	Equinix, Inc	6,685
248	*	eSpeed, Inc (Class A)	1,912
400		Factset Research Systems, Inc	16,464
775		Fair Isaac Corp	34,232
313	*	FalconStor Software, Inc	2,313
488	*	F5 Networks, Inc	27,909
400	*	Filenet Corp	10,340
8,533		First Data Corp	367,004
2,124	*	Fiserv, Inc	91,905
100	*	Forrester Research, Inc	1,875
739	*	Gartner, Inc (Class A)	9,533
515	*	Getty Images, Inc	45,974
252		Gevity HR, Inc	6,481
1,804	*	Google, Inc (Class A)	748,407
1,262		GTECH Holdings Corp	40,056
192		Healthcare Services Group	3,976
200	*	Heidrick & Struggles International, Inc	6,410
800		Jack Henry & Associates, Inc	15,264
1,600	*	Homestore, Inc	8,160
326	*	Hudson Highland Group, Inc	5,659
310	*	Hypercom Corp	1,981
600	*	Hyperion Solutions Corp	21,492
200	*	IDX Systems Corp	8,784
2,393		IMS Health, Inc	59,634
213	*	iGate Corp	1,035
592	*	Infocrossing, Inc	5,097
974	*	Informatica Corp	11,688
367	*	Infospace, Inc	9,476
311		infoUSA, Inc	3,399
300	*	Innovative Solutions & Support, Inc	3,834
109		Integral Systems, Inc	2,056
387		Interactive Data Corp	8,789
411	*	Intergraph Corp	20,472
405	*	Internet Capital Group, Inc	3,329
452	*	Internet Security Systems, Inc	9,469
200		Interpool, Inc	3,776
4,454	*	Interpublic Group of Cos, Inc	42,981
401	*	Interwoven, Inc	3,396
152	*	Intrado, Inc	3,499
1,807	*	Intuit, Inc	96,313
470	*	Ipass, Inc	3,083
112	*	iPayment, Inc	4,650
1,123	*	Iron Mountain, Inc	47,413
511	*	iVillage, Inc	4,098

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
245	*	JDA Software Group, Inc	4,167
127	*	Jamdat Mobile, Inc	3,376
5,960	*	Juniper Networks, Inc	132,908
308	*	Jupitermedia Corp	4,552
664	*	KFX, Inc	11,361
264	*	Kanbay International, Inc	4,195
500	*	Keane, Inc	5,505
300		Kelly Services, Inc (Class A)	7,866
200	*	Keynote Systems, Inc	2,570
271	*	Kforce, Inc	3,024
508	*	Kinetic Concepts, Inc	20,198
300	*	Korn/Ferry International	5,607
398	*	Kronos, Inc	16,660
550	*	Labor Ready, Inc	11,451
953	*	Lamar Advertising Co	43,971
1,000	*	Lawson Software, Inc	7,350
638	*	Lionbridge Technologies	4,479
176	*	LoJack Corp	4,247
1,117	*	MPS Group, Inc	15,269
300	*	MRO Software, Inc	4,212
570	*	Magma Design Automation, Inc	4,794
311	*	Manhattan Associates, Inc	6,369
958		Manpower, Inc	44,547
139	*	Mantech International Corp (Class A)	3,873
215	*	Mapinfo Corp	2,711
206	*	Marchex, Inc	4,633
300	*	Marlin Business Services, Inc	7,167
680	*	Matrixone, Inc	3,393
1,852	*	McAfee, Inc	50,245
824	*	Mentor Graphics Corp	8,520
672	*	Mercury Interactive Corp	18,675
100,794	d	Microsoft Corp	2,635,763
200	*	MicroStrategy, Inc	16,548
700	*	Micromuse, Inc	6,923
300	*	Midway Games, Inc	5,691
1,037		MoneyGram International, Inc	27,045
1,073	*	Monster Worldwide, Inc	43,800
287	*	NCO Group, Inc	4,856
2,012	*	NCR Corp	68,287
310	*	NIC, Inc	1,910
948	*	NAVTEQ Corp	41,589
300	*	NDCHealth Corp	5,769
400	*	Ness Technologies, Inc	4,308
371	*	NetFlix, Inc	10,039
606	*	NetIQ Corp	7,448
100	*	Netscout Systems, Inc	545
100	*	Netratings, Inc	1,233
4,067	*	Novell, Inc	35,912
2,038		Omnicom Group, Inc	173,495
222	*	Online Resources Corp	2,453
127	*	Open Solutions, Inc	2,911
503	*	Opsware, Inc	3,415
41,197	*	Oracle Corp	503,015
300	*	PDF Solutions, Inc	4,875
120	*	PRA International	3,378
500	*	Packeteer, Inc	3,885
2,850	*	Parametric Technology Corp	17,385

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
808	*	Perot Systems Corp (Class A)	11,425
300	*	Phase Forward, Inc	2,925
255	*	Phoenix Technologies Ltd	1,596
129	*	Portfolio Recovery Associates, Inc	5,991
762	*	Premiere Global Services, Inc	6,195
395	*	Progress Software Corp	11,210
108		QAD, Inc	825
70		Quality Systems, Inc	5,373
529	*	Quest Software, Inc	7,718
720	*	RSA Security, Inc	8,086
237	*	Radiant Systems, Inc	2,882
187	*	Radisys Corp	3,242
1,196	*	RealNetworks, Inc	9,281
1,921	*	Red Hat, Inc	52,328
439	*	Redback Networks, Inc	6,172
100		Renaissance Learning, Inc	1,891
923	*	Rent-A-Center, Inc	17,408
200	*	Rent-Way, Inc	1,278
713		Reynolds & Reynolds Co (Class A)	20,014
200	*	RightNow Technologies, Inc	3,692
1,813		Robert Half International, Inc	68,695
225		Rollins, Inc	4,435
101	*	SI International, Inc	3,088
100	*	SPSS, Inc	3,093
900	*	S1 Corp	3,915
309	*	SRA International, Inc (Class A)	9,437
264	*	SafeNet, Inc	8,506
723	*	Salesforce.com, Inc	23,172
700	*	Sapient Corp	3,983
336	*	Secure Computing Corp	4,119
446	*	Serena Software, Inc	10,454
3,353		ServiceMaster Co	40,068
5,459		Siebel Systems, Inc	57,756
378	*	Sohu.com, Inc	6,933
542	*	SonicWALL, Inc	4,293
375	*	Sotheby’s Holdings, Inc (Class A)	6,885
2,630	*	Sonus Networks, Inc	9,784
624	*	Spherion Corp	6,246
100		Startek, Inc	1,800
185	*	Stellent, Inc	1,837
73	*	Stratasys, Inc	1,826
36,928	*	Sun Microsystems, Inc	154,728
261	*	SupportSoft, Inc	1,101
1,054	*	Sybase, Inc	23,040
200	*	SYKES Enterprises, Inc	2,674
11,910	*	Symantec Corp	208,425
1,602	*	Synopsys, Inc	32,136
787	*	THQ, Inc	18,770
200	*	TRM Corp	1,490
135	*	TNS, Inc	2,589
685	*	Take-Two Interactive Software, Inc	12,125
214		Talx Corp	9,782
300	*	TeleTech Holdings, Inc	3,615
4,200	*	3Com Corp	15,120
128	*	3D Systems Corp	2,304
2,110	*	TIBCO Software, Inc	15,762
470		Total System Services, Inc	9,301

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
183	*	TradeStation Group, Inc	2,266
400	*	Transaction Systems Architects, Inc	11,516
100	*	Travelzoo, Inc	2,200
444	*	Trizetto Group, Inc	7,544
242	*	Ultimate Software Group, Inc	4,615
3,451	*	Unisys Corp	20,119
750		United Online, Inc	10,665
710	*	United Rentals, Inc	16,607
250	*	Universal Compression Holdings, Inc	10,280
979	*	Valueclick, Inc	17,730
248	*	Vasco Data Security International	2,445
196	*	Ventiv Health, Inc	4,630
2,796	*	VeriSign, Inc	61,288
140	*	Verint Systems, Inc	4,826
95	*	Vertrue, Inc	3,356
263		Viad Corp	7,714
306	*	Vignette Corp	4,991
100	*	Volt Information Sciences, Inc	1,902
6,209		Waste Management, Inc	188,443
347	*	WebEx Communications, Inc	7,506
282	*	Websense, Inc	18,510
200	*	WebSideStory, Inc	3,626
1,281	*	webMethods, Inc	9,877
51	*	WebMD Health Corp	1,482
752	*	Wind River Systems, Inc	11,107
218	*	Witness Systems, Inc	4,288
13,105	*	Yahoo!, Inc	513,454

		TOTAL BUSINESS SERVICES	11,108,210

CHEMICALS AND ALLIED PRODUCTS - 9.46%
2,062	*	Aastrom Biosciences, Inc	4,351
16,901		Abbott Laboratories	666,406
1,045	*	Abgenix, Inc	22,478
300	*	Acadia Pharmaceuticals, Inc	2,955
100	*	Adams Respiratory Therapeutics, Inc	4,066
309	*	Adolor Corp	4,511
2,491		Air Products & Chemicals, Inc	147,442
276	*	Albany Molecular Research, Inc	3,353
337		Albemarle Corp	12,924
787		Alberto-Culver Co	36,005
200	*	Alexion Pharmaceuticals, Inc	4,050
851	*	Alkermes, Inc	16,271
534		Alpharma, Inc (Class A)	15,224
203	*	American Pharmaceutical Partners, Inc	7,874
110		American Vanguard Corp	2,585
13,482	*	Amgen, Inc	1,063,191
870	*	Andrx Corp	14,329
200		Arch Chemicals, Inc	5,980
382	*	Arena Pharmaceuticals, Inc	5,432
500	*	Arqule, Inc	3,060
1,200	*	Array Biopharma, Inc	8,412
383	*	Atherogenics, Inc	7,664
1,153	*	AVANIR Pharmaceuticals	3,966

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,277		Avery Dennison Corp	70,580
5,290		Avon Products, Inc	151,030
82		Balchem Corp	2,444
1,091	*	Barr Pharmaceuticals, Inc	67,958
400	*	Barrier Therapeutics, Inc	3,280
111	*	Bentley Pharmaceuticals, Inc	1,822
800	*	Bioenvision, Inc	5,224
667	*	BioMarin Pharmaceuticals, Inc	7,190
3,790	*	Biogen Idec, Inc	171,801
21,271		Bristol-Myers Squibb Co	488,808
500		CF Industries Holdings, Inc	7,625
696		Cabot Corp	24,917
300		Calgon Carbon Corp	1,707
206		Cambrex Corp	3,867
528		Celanese Corp (Series A)	10,095
300	*	Cell Genesys, Inc	1,779
900	*	Cell Therapeutics, Inc	1,962
596	*	Cephalon, Inc	38,585
688	*	Charles River Laboratories International, Inc	29,151
149	*	Chattem, Inc	5,422
2,512		Chemtura Corp	31,902
1,165	*	Chiron Corp	51,796
612		Church & Dwight Co, Inc	20,214
1,723		Clorox Co	98,021
5,732		Colgate-Palmolive Co	314,400
300	*	Connetics Corp	4,335
300	*	Cotherix, Inc	3,186
811	*	Cubist Pharmaceuticals, Inc	17,234
900	*	Curis, Inc	3,204
912	*	Cypress Bioscience, Inc	5,271
433		Cytec Industries, Inc	20,624
966		Dade Behring Holdings, Inc	39,500
614	*	Dendreon Corp	3,328
300		Diagnostic Products Corp	14,565
131	*	Digene Corp	3,821
1,097	*	Discovery Laboratories, Inc	7,328
241	*	Dov Pharmaceutical, Inc	3,538
10,421		Dow Chemical Co	456,648
10,132		Du Pont (E.I.) de Nemours & Co	430,610
698	*	Durect Corp	3,539
242	*	EPIX Pharmaceuticals, Inc	978
850		Eastman Chemical Co	43,852
2,036		Ecolab, Inc	73,846
350	*	Elizabeth Arden, Inc	7,021
600	*	Encysive Pharmaceuticals, Inc	4,734
1,275		Engelhard Corp	38,441
400	*	Enzon Pharmaceuticals, Inc	2,960
377	*	FMC Corp	20,045
396		Ferro Corp	7,429
375	*	First Horizon Pharmaceutical Corp	6,469
3,827	*	Forest Laboratories, Inc	155,682
300		H.B. Fuller Co	9,621
5,005	*	Genentech, Inc	462,963
253	*	Genitope Corp	2,011
2,740	*	Genzyme Corp	193,937
400		Georgia Gulf Corp	12,168
1,012	*	Geron Corp	8,713
4,958	*	Gilead Sciences, Inc	260,940
602	*	WR Grace & Co	5,659
100	*	Hi-Tech Pharmacal Co, Inc	4,429
1,733	*	Hospira, Inc	74,138

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,379	*	Human Genome Sciences, Inc	11,804
700	*	Huntsman Corp	12,054
135	*	Idenix Pharmaceuticals, Inc	2,310
398	*	Idexx Laboratories, Inc	28,648
733	*	ImClone Systems, Inc	25,098
451	*	Immucor, Inc	10,535
300	*	Immunogen, Inc	1,539
295	*	Inspire Pharmaceuticals, Inc	1,499
314	*	InterMune, Inc	5,275
994		International Flavors & Fragrances, Inc	33,299
307	*	Inverness Medical Innovations, Inc	7,279
583	*	Invitrogen Corp	38,851
2,130	*	IVAX Corp	66,733
360	*	KV Pharmaceutical Co (Class A)	7,416
2,581	*	King Pharmaceuticals, Inc	43,671
210	*	Kos Pharmaceuticals, Inc	10,863
56		Kronos Worldwide, Inc	1,646
1,440		Estee Lauder Cos (Class A)	48,211
10,677		Eli Lilly & Co	604,211
722		Lubrizol Corp	31,356
2,070		Lyondell Chemical Co	49,307
792	*	MGI Pharma, Inc	13,591
287		MacDermid, Inc	8,007
342		Mannatech, Inc	4,723
300	*	MannKind Corp	3,378
338	*	Martek Biosciences Corp	8,318
1,476	*	Medarex, Inc	20,443
547	*	Medicines Co	9,545
596		Medicis Pharmaceutical Corp (Class A)	19,102
2,715	*	Medimmune, Inc	95,079
23,999		Merck & Co, Inc	763,408
172		Meridian Bioscience, Inc	3,464
3,194	*	Millennium Pharmaceuticals, Inc	30,982
246		Minerals Technologies, Inc	13,749
200	*	Momenta Pharmaceuticals, Inc	4,408
2,956		Monsanto Co	229,179
1,431	*	Mosaic Co	20,936
2,436		Mylan Laboratories, Inc	48,623
300	*	Myogen, Inc	9,048
580	*	NBTY, Inc	9,425
113		NL Industries, Inc	1,592
400	*	NPS Pharmaceuticals, Inc	4,736
612	*	Nabi Biopharmaceuticals	2,069
883	*	Nalco Holding Co	15,638
187	*	Nastech Pharmaceutical Co, Inc	2,753
200		Natures Sunshine Products, Inc	3,616
359	*	Neurocrine Biosciences, Inc	22,520
100	*	New River Pharmaceuticals, Inc	5,188
154	*	NewMarket Corp	3,767
300	*	NitroMed, Inc	4,185
202	*	Northfield Laboratories, Inc	2,707
200	*	Noven Pharmaceuticals, Inc	3,026
301	*	Nuvelo, Inc	2,441
298	*	OM Group, Inc	5,590
596	*	OSI Pharmaceuticals, Inc	16,712
90		Octel Corp	1,464
739		Olin Corp	14,544

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
450	*	Onyx Pharmaceuticals, Inc	12,942
360	*	OraSure Technologies, Inc	3,175
1,915		PPG Industries, Inc	110,879
100	*	Pain Therapeutics, Inc	676
364	*	Par Pharmaceutical Cos, Inc	11,408
270	*	Parexel International Corp	5,470
100	*	Parlux Fragrances, Inc	3,053
145	*	Penwest Pharmaceuticals Co	2,830
889		Perrigo Co	13,255
80,728	d	Pfizer, Inc	1,882,577
258	*	Pharmion Corp	4,585
118	*	Pioneer Cos, Inc	3,536
965	*	PolyOne Corp	6,205
200	*	Pozen, Inc	1,918
3,600		Praxair, Inc	190,656
400	*	Prestige Brands Holdings, Inc	5,000
36,646		Procter & Gamble Co	2,121,070
100	*	Progenics Pharmaceuticals, Inc	2,501
1,273	*	Protein Design Labs, Inc	36,179
1,300		RPM International, Inc	22,581
204	*	Renovis, Inc	3,121
1,208	*	Revlon, Inc (Class A)	3,745
300	*	Rockwood Holdings, Inc	5,919
1,740		Rohm & Haas Co	84,251
382	*	Salix Pharmaceuticals Ltd	6,716
16,113		Schering-Plough Corp	335,956
664		Scotts Miracle-Gro Co (Class A)	30,039
600		Sensient Technologies Corp	10,740
1,110	*	Sepracor, Inc	57,276
299	*	Serologicals Corp	5,902
754		Sigma-Aldrich Corp	47,721
676	*	StemCells, Inc	2,332
100		Stepan Co	2,689
900	*	SuperGen, Inc	4,545
147	*	SurModics, Inc	5,438
251	*	Tanox, Inc	4,109
1,600	*	Terra Industries, Inc	8,960
92	*	USANA Health Sciences, Inc	3,529
864		USEC, Inc	10,325
500		UAP Holding Corp	10,210
240	*	United Therapeutics Corp	16,589
868	*	VCA Antech, Inc	24,478
891		Valeant Pharmaceuticals International	16,109
1,088		Valspar Corp	26,841
1,006	*	Vertex Pharmaceuticals, Inc	27,836
1,206	*	Watson Pharmaceuticals, Inc	39,207
300		Wellman, Inc	2,034
220		Westlake Chemical Corp	6,338
14,517		Wyeth	668,798
283	*	Zymogenetics, Inc	4,814

		TOTAL CHEMICALS AND ALLIED PRODUCTS	14,473,500

COAL MINING - 0.20%
400	*	Alpha Natural Resources, Inc	7,684
671		Arch Coal, Inc	53,344
965		Consol Energy, Inc	62,899
200		Foundation Coal Holdings, Inc	7,600

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
138	*	James River Coal Co	5,272
758		Massey Energy Co	28,705
1,460		Peabody Energy Corp	120,333
220		Penn Virginia Corp	12,628

		TOTAL COAL MINING	298,465

COMMUNICATIONS - 4.01%
42,793		AT&T, Inc	1,048,001
632		Adtran, Inc	18,796
600	*	Airspan Networks, Inc	3,414
1,537	*	Alamosa Holdings, Inc	28,604
4,010		Alltel Corp	253,031
4,189	*	American Tower Corp (Class A)	113,522
356		Anixter International, Inc	13,927
200	*	Audiovox Corp (Class A)	2,772
5,053	*	Avaya, Inc	53,916
100		Beasley Broadcast Group, Inc (Class A)	1,351
20,031		BellSouth Corp	542,840
307	*	Brightpoint, Inc	8,513
185		CT Communications, Inc	2,246
2,113	*	Cablevision Systems Corp (Class A)	49,592
100		Centennial Communications Corp	1,552
1,483		CenturyTel, Inc	49,176
3,210	*	Charter Communications, Inc (Class A)	3,916
2,305	*	Cincinnati Bell, Inc	8,091
575		Citadel Broadcasting Corp	7,728
3,756		Citizens Communications Co	45,936
5,997		Clear Channel Communications, Inc	188,606
22,172	*	Comcast Corp (Class A)	575,585
230		Commonwealth Telephone Enterprises, Inc	7,767
300		Consolidated Communications Holdings, Inc	3,897
300	*	Cox Radio, Inc (Class A)	4,224
2,316	*	Crown Castle International Corp	62,324
200	*	Crown Media Holdings, Inc (Class A)	1,834
671	*	Cumulus Media, Inc (Class A)	8,327
7,720	*	DIRECTV Group, Inc	109,006
1,770	*	Dobson Communications Corp (Class A)	13,275
2,421	*	EchoStar Communications Corp (Class A)	65,779
521	*	Emmis Communications Corp (Class A)	10,373
501	*	Entercom Communications Corp	14,865
810	*	Entravision Communications Corp (Class A)	5,767
300		Fairpoint Communications, Inc	3,108
52	*	Fisher Communications, Inc	2,154
1,429	*	Foundry Networks, Inc	19,734
464	*	General Communication, Inc (Class A)	4,793
694		Global Payments, Inc	32,347
229		Golden Telecom, Inc	5,945
420		Gray Television, Inc	4,124
327		Hearst-Argyle Television, Inc	7,799
614	*	IDT Corp (Class B)	7,184
2,205	*	IAC/InterActiveCorp	62,424
167	*	InPhonic, Inc	1,451
400		Iowa Telecommunications Services, Inc	6,196
200	*	j2 Global Communications, Inc	8,548
7,220	*	Level 3 Communications, Inc	20,721
200		Liberty Corp	9,362
4,972	*	Liberty Global, Inc	111,870

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
30,614	*	Liberty Media Corp (Class A)	240,932
281	*	Lin TV Corp (Class A)	3,130
100	*	Lodgenet Entertainment Corp	1,394
2,972		MCI, Inc	58,638
573	*	Mastec, Inc	5,999
493	*	Mediacom Communications Corp	2,707
1,412	*	NII Holdings, Inc (Class B)	61,676
755	*	NTL, Inc	51,400
200	*	NeuStar, Inc	6,098
1,613	*	Nextel Partners, Inc (Class A)	45,067
158		North Pittsburgh Systems, Inc	2,981
555	*	Novatel Wireless, Inc	6,721
531		PanAmSat Holding Corp	13,010
420	*	Price Communications Corp	6,245
16,527	*	Qwest Communications International, Inc	93,377
242	*	RCN Corp	5,675
888	*	Radio One, Inc (Class D)	9,191
400	*	Regent Communications, Inc	1,856
1,078	*	SBA Communications Corp	19,296
125	*	Saga Communications, Inc (Class A)	1,359
87	*	Salem Communications Corp (Class A)	1,522
58		Shenandoah Telecom Co	2,311
383		Sinclair Broadcast Group, Inc (Class A)	3,524
300	*	Spanish Broadcasting System, Inc (Class A)	1,533
30,214		Sprint Nextel Corp	705,799
122		SureWest Communications	3,217
182	*	Syniverse Holdings, Inc	3,804
211	*	Talk America Holdings, Inc	1,821
1,150		Telephone and Data Systems, Inc (Non-Vote)	41,434
600	*	Telkonet, Inc	2,490
500	*	Terremark Worldwide, Inc	2,325
932	*	TiVo, Inc	4,772
250		USA Mobility, Inc	6,930
748	*	Ubiquitel, Inc	7,398
300	*	US Cellular Corp	14,820
2,388	*	Univision Communications, Inc (Class A)	70,183
400		Valor Communications Group, Inc	4,560
30,162		Verizon Communications, Inc	908,479
174	*	West Corp	7,334
1,081	*	Wireless Facilities, Inc	5,513
2,240	*	XM Satellite Radio Holdings, Inc	61,107

		TOTAL COMMUNICATIONS	6,133,941

DEPOSITORY INSTITUTIONS - 9.89%
96	*	ACE Cash Express, Inc	2,241
127		Alabama National Bancorp	8,225
200		Amcore Financial, Inc	6,082
107	*	AmericanWest Bancorp	2,528
108		Ameris Bancorp	2,143
90		Ames National Corp	2,314
3,934		AmSouth Bancorp	103,110
200		Anchor Bancorp Wisconsin, Inc	6,068
138		Arrow Financial Corp	3,609
1,471		Associated Banc-Corp	47,881
1,046		Astoria Financial Corp	30,752
5,976		BB&T Corp	250,454
316		BOK Financial Corp	14,356

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
100		Bancfirst Corp	7,900
823		Bancorpsouth, Inc	18,164
43,725		Bank of America Corp	2,017,909
125		Bank of Granite Corp	2,316
600		Bank of Hawaii Corp	30,924
838		Bank Mutual Corp	8,883
102		Bank of the Ozarks, Inc	3,764
8,510		Bank of New York Co, Inc	271,043
452		BankAtlantic Bancorp, Inc (Class A)	6,328
300	*	BankFinancial Corp	4,404
500		BankUnited Financial Corp (Class A)	13,285
79		Banner Corp	2,465
57		Berkshire Hills Bancorp, Inc	1,909
287		Boston Private Financial Holdings, Inc	8,730
518		Brookline Bancorp, Inc	7,340
448		CVB Financial Corp	9,099
74		Camden National Corp	2,433
101		Capital City Bank Group, Inc	3,463
93		Capital Corp of the West	3,018
70		Capitol Bancorp Ltd	2,621
232		Capitol Federal Financial	7,642
142		Cascade Bancorp	3,267
518		Cathay General Bancorp	18,617
600	*	Centennial Bank Holdings, Inc	7,422
121		Center Financial Corp	3,044
101	*	Central Coast Bancorp	2,499
311		Central Pacific Financial Corp	11,171
36		Charter Financial Corp	1,285
234		Chemical Financial Corp	7,432
453		Chittenden Corp	12,598
86		Citizens & Northern Corp	2,204
56,610		Citigroup, Inc	2,747,283
600		Citizens Banking Corp	16,650
81		City Bank	2,881
155		City Holding Co	5,572
537		City National Corp	38,900
133		Coastal Financial Corp	1,710
150		CoBiz, Inc	2,734
1,743		Colonial Bancgroup, Inc	41,518
53		Columbia Bancorp	2,186
110		Columbia Banking System, Inc	3,140
1,885		Comerica, Inc	106,993
1,715		Commerce Bancorp, Inc	59,013
714		Commerce Bancshares, Inc	37,214
338		Commercial Capital Bancorp, Inc	5,787
400		Community Bank System, Inc	9,020
234		Community Banks, Inc	6,552
139		Community Trust Bancorp, Inc	4,274
1,357		Compass Bancshares, Inc	65,530
200		Corus Bankshares, Inc	11,254
600		Cullen/Frost Bankers, Inc	32,208
309		Dime Community Bancshares	4,514
297		Downey Financial Corp	20,312
592		East West Bancorp, Inc	21,602
300	*	EuroBancshares, Inc	4,251
331	*	Euronet Worldwide, Inc	9,202
594		FNB Corp	10,312

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
53		FNB Corp (Virginia)	1,625
100		Farmers Capital Bank Corp	3,074
175		Fidelity Bankshares, Inc	5,722
5,213		Fifth Third Bancorp	196,634
100		Financial Institutions, Inc	1,962
732		First Bancorp (Puerto Rico)	9,084
100		First Bancorp (North Carolina)	2,016
150		First Busey Corp (Class A)	3,134
300		First Charter Corp	7,098
55		First Citizens Bancshares, Inc (Class A)	9,593
739		First Commonwealth Financial Corp	9,555
72		First Community Bancshares, Inc	2,244
130		First Community Bancorp, Inc	7,068
315		First Financial Bancorp	5,519
189		First Financial Bankshares, Inc	6,626
188		First Financial Corp (Indiana)	5,076
133		First Financial Holdings, Inc	4,086
1,347		First Horizon National Corp	51,779
117		First Indiana Corp	4,022
415		First Merchants Corp	10,790
545		First Midwest Bancorp, Inc	19,108
1,581		First Niagara Financial Group, Inc	22,877
58		First Oak Brook Bancshares, Inc	1,621
100		First Place Financial Corp	2,405
165		First Republic Bank	6,107
156		First State Bancorporation	3,742
110		1st Source Corp	2,766
258	*	FirstFed Financial Corp	14,066
953		FirstMerit Corp	24,692
485		Flagstar Bancorp, Inc	6,984
150		Flushing Financial Corp	2,336
215	*	Franklin Bank Corp	3,868
700		Fremont General Corp	16,261
222		Frontier Financial Corp	7,104
1,846		Fulton Financial Corp	32,490
58		GB&T Bancshares, Inc	1,242
293		Glacier Bancorp, Inc	8,805
400		Gold Banc Corp, Inc	7,288
2,806		Golden West Financial Corp	185,196
104		Great Southern Bancorp, Inc	2,871
543		Greater Bay Bancorp	13,912
246		Hancock Holding Co	9,301
384		Hanmi Financial Corp	6,858
200		Harbor Florida Bancshares, Inc	7,410
288		Harleysville National Corp	5,501
126		Heritage Commerce Corp	2,709
112		Horizon Financial Corp	2,446
6,417		Hudson City Bancorp, Inc	77,774
543		Hudson United Bancorp	22,632
2,610		Huntington Bancshares, Inc	61,988
42	*	ITLA Capital Corp	2,052
125		IBERIABANK Corp	6,376
846		Independence Community Bank Corp	33,612
100		Independent Bank Corp (Massachusetts)	2,853

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
159		Independent Bank Corp (Michigan)	4,330
657		IndyMac Bancorp, Inc	25,636
161		Integra Bank Corp	3,436
117		Interchange Financial Services Corp	2,018
613		International Bancshares Corp	17,998
771		Investors Financial Services Corp	28,396
400		Irwin Financial Corp	8,568
38,310		JPMorgan Chase & Co	1,520,524
247		KNBT Bancorp, Inc	4,024
227		Kearny Financial Corp	2,769
4,511		Keycorp	148,547
120		Lakeland Bancorp, Inc	1,764
46		Lakeland Financial Corp	1,857
907		M&T Bank Corp	98,908
445		MAF Bancorp, Inc	18,414
233		MB Financial, Inc	8,248
77		Macatawa Bank Corp	2,801
141		Main Street Banks, Inc	3,839
86		MainSource Financial Group, Inc	1,535
2,495		Marshall & Ilsley Corp	107,385
200		MBT Financial Corp	3,240
4,673		Mellon Financial Corp	160,050
55		Mercantile Bank Corp	2,118
868		Mercantile Bankshares Corp	48,990
200		Mid-State Bancshares	5,350
85		Midwest Banc Holdings, Inc	1,891
64		NBC Capital Corp	1,523
274		NBT Bancorp, Inc	5,916
186		Nara Bancorp, Inc	3,307
6,193		National City Corp	207,899
356		National Penn Bancshares, Inc	6,782
505		NetBank, Inc	3,626
2,702		New York Community Bancorp, Inc	44,637
1,211		NewAlliance Bancshares, Inc	17,608
5,213		North Fork Bancorporation, Inc	142,628
84	*	Northern Empire Bancshares	1,987
2,203		Northern Trust Corp	114,159
200		Northwest Bancorp, Inc	4,252
150		OceanFirst Financial Corp	3,414
669		Old National Bancorp	14,477
194		Old Second Bancorp, Inc	5,931
100		Omega Financial Corp	2,787
165		Oriental Financial Group, Inc	2,039
210		PFF Bancorp, Inc	6,409
3,097		PNC Financial Services Group, Inc	191,488
528		Pacific Capital Bancorp	18,786
165		Park National Corp	16,936
531		Partners Trust Financial Group, Inc	6,398
64		Peapack Gladstone Financial Corp	1,786
90		Pennfed Financial Services, Inc	1,658
75		Peoples Bancorp, Inc	2,140
615		People’s Bank	19,102
2,938		Popular, Inc	62,139
113	v*	Popular, Inc	17
398		PrivateBancorp, Inc	14,157
228		Prosperity Bancshares, Inc	6,553
283		Provident Bankshares Corp	9,557
54		Provident Financial Holdings	1,420
854		Provident Financial Services, Inc	15,808
421		Provident New York Bancorp	4,635

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
289		R & G Financial Corp (Class B)	3,815
5,013		Regions Financial Corp	171,244
130		Renasant Corp	4,112
110		Republic Bancorp, Inc (Class A) (Kentucky)	2,360
691		Republic Bancorp, Inc (Michigan)	8,223
45		Royal Bancshares of Pennsylvania (Class A)	1,042
300		S&T Bancorp, Inc	11,046
72		SCBT Financial Corp	2,406
400	*	SVB Financial Group	18,736
200		S.Y. Bancorp, Inc	5,004
250		Sandy Spring Bancorp, Inc	8,720
121		Santander BanCorp	3,040
102		Seacoast Banking Corp of Florida	2,341
122	*	Signature Bank	3,425
108		Simmons First National Corp (Class A)	2,992
1,267		Sky Financial Group, Inc	35,248
700		South Financial Group, Inc	19,278
104		Southside Bancshares, Inc	2,101
94		Southwest Bancorp, Inc	1,880
3,788		Sovereign Bancorp, Inc	81,897
87		State Bancorp, Inc	1,456
3,599		State Street Corp	199,529
400		Sterling Bancshares, Inc	6,176
119		Sterling Bancorp	2,348
320		Sterling Financial Corp (Pennsylvania)	6,336
364		Sterling Financial Corp (Spokane)	9,093
88		Suffolk Bancorp	2,972
122	*	Sun Bancorp, Inc (New Jersey)	2,409
3,969		SunTrust Banks, Inc	288,784
496		Susquehanna Bancshares, Inc	11,745
3,516		Synovus Financial Corp	94,967
1,457		TCF Financial Corp	39,543
891		TD Banknorth, Inc	25,883
300	*	Texas Capital Bancshares, Inc	6,723
436		Texas Regional Bancshares, Inc (Class A)	12,339
238		TierOne Corp	7,000
179		Tompkins Trustco, Inc	8,019
92		Trico Bancshares	2,152
626		Trustco Bank Corp NY	7,775
491		Trustmark Corp	13,488
940		UCBH Holdings, Inc	16,807
186		UMB Financial Corp	11,887
126		USB Holding Co, Inc	2,729
19,880		US Bancorp	594,213
395		Umpqua Holdings Corp	11,269
69		Union Bankshares Corp	2,974
698		UnionBanCal Corp	47,967
400		United Community Financial Corp	4,724
335		United Community Banks, Inc	8,931
437		United Bankshares, Inc	15,400
121		Univest Corp of Pennsylvania	2,937
232		Unizan Financial Corp	6,162
1,174		Valley National Bancorp	28,293
83		Vineyard National Bancorp	2,560
77	*	Virginia Commerce Bancorp	2,240
67		Virginia Financial Group, Inc	2,414
1,166		W Holding Co, Inc	9,596

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
100		WSFS Financial Corp	6,125
17,169		Wachovia Corp	907,553
1,039		Washington Federal, Inc	23,887
10,752		Washington Mutual, Inc	467,712
138		Washington Trust Bancorp, Inc	3,613
586		Webster Financial Corp	27,483
18,342		Wells Fargo & Co	1,152,428
200		WesBanco, Inc	6,082
177		West Bancorporation, Inc	3,310
200		West Coast Bancorp	5,290
430		Westamerica Bancorporation	22,820
54	*	Western Sierra Bancorp	1,965
51		Westfield Financial, Inc	1,225
750		Whitney Holding Corp	20,670
800		Wilmington Trust Corp	31,128
167		Wilshire Bancorp, Inc	2,871
248		Wintrust Financial Corp	13,615
54		Yardville National Bancorp	1,871
1,253		Zions Bancorporation	94,677

		TOTAL DEPOSITORY INSTITUTIONS	15,125,186

EATING AND DRINKING PLACES - 0.72%
208		AFC Enterprises	3,145
929		Applebees International, Inc	20,986
760		Aramark Corp (Class B)	21,113
113	*	BJ’s Restaurants, Inc	2,583
500		Bob Evans Farms, Inc	11,530
937		Brinker International, Inc	36,224
72	*	Buffalo Wild Wings, Inc	2,391
545		CBRL Group, Inc	19,157
343	*	CEC Entertainment, Inc	11,676
622		CKE Restaurants, Inc	8,403
175	*	California Pizza Kitchen, Inc	5,595
844	*	The Cheesecake Factory, Inc	31,557
1,656		Darden Restaurants, Inc	64,385
101	*	Dave & Buster’s, Inc	1,779
400		Domino’s Pizza, Inc	9,680
182		IHOP Corp	8,538
339	*	Jack in the Box, Inc	11,841
587	*	Krispy Kreme Doughnuts, Inc	3,369
273		Landry’s Restaurants, Inc	7,292
176		Lone Star Steakhouse & Saloon, Inc	4,178
244	*	Luby’s, Inc	3,245
13,801		McDonald’s Corp	465,370
300	*	O’Charleys, Inc	4,653
667		Outback Steakhouse, Inc	27,754
277	*	PF Chang’s China Bistro, Inc	13,747
100	*	Papa John’s International, Inc	5,931
361	*	Rare Hospitality International, Inc	10,971
150	*	Red Robin Gourmet Burgers, Inc	7,644
661		Ruby Tuesday, Inc	17,113
450	*	Ryan’s Restaurant Group, Inc	5,427
702	*	Sonic Corp	20,709
400	*	The Steak N Shake Co	6,780
442	*	Texas Roadhouse, Inc (Class A)	6,873
408		Triarc Cos (Class B)	6,059
1,217		Wendy’s International, Inc	67,251
3,163		Yum! Brands, Inc	148,281

		TOTAL EATING AND DRINKING PLACES	1,103,230

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
EDUCATIONAL SERVICES - 0.17%
1,538	*	Apollo Group, Inc (Class A)	92,987
1,036	*	Career Education Corp	34,934
942	*	Corinthian Colleges, Inc	11,097
587	*	DeVry, Inc	11,740
191	*	Educate, Inc	2,254
778	*	Education Management Corp	26,071
490	*	ITT Educational Services, Inc	28,964
522	*	Laureate Education, Inc	27,410
100	*	Learning Tree International, Inc	1,283
168		Strayer Education, Inc	15,742
228	*	Universal Technical Institute, Inc	7,054

		TOTAL EDUCATIONAL SERVICES	259,536

ELECTRIC, GAS, AND SANITARY SERVICES - 3.81%
817		AGL Resources, Inc	28,440
6,975	*	AES Corp	110,414
1,721	*	Allegheny Energy, Inc	54,470
338		Allete, Inc	14,872
1,200		Alliant Energy Corp	33,648
2,231	*	Allied Waste Industries, Inc	19,499
2,171		Ameren Corp	111,242
4,160		American Electric Power Co, Inc	154,294
150		American States Water Co	4,620
1,501		Aqua America, Inc	40,977
3,770	*	Aquila, Inc	13,572
846		Atmos Energy Corp	22,131
600		Avista Corp	10,626
446		Black Hills Corp	15,436
250		CH Energy Group, Inc	11,475
527		Cleco Corp	10,988
2,309	*	CMS Energy Corp	33,504
148		California Water Service Group	5,658
100		Cascade Natural Gas Corp	1,951
100	*	Casella Waste Systems, Inc (Class A)	1,279
3,172		Centerpoint Energy, Inc	40,760
86		Central Vermont Public Service Corp	1,549
2,136		Cinergy Corp	90,695
162	*	Clean Harbors, Inc	4,667
100		Connecticut Water Service, Inc	2,451
2,670		Consolidated Edison, Inc	123,701
1,878		Constellation Energy Group, Inc	108,173
1,225	*	Covanta Holding Corp	18,449
64		Crosstex Energy, Inc	4,036
1,447		DPL, Inc	37,636
1,941		DTE Energy Co	83,832
3,700		Dominion Resources, Inc	285,640
10,000		Duke Energy Corp	274,500
900		Duquesne Light Holdings, Inc	14,688
148	*	Duratek, Inc	2,210
2,994	*	Dynegy, Inc (Class A)	14,491
3,613		Edison International	157,563
7,022		El Paso Corp	85,388
600	*	El Paso Electric Co	12,624

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
239		Empire District Electric Co	4,859
718		Energen Corp	26,078
1,611		Energy East Corp	36,731
57		EnergySouth, Inc	1,526
2,342		Entergy Corp	160,778
7,252		Exelon Corp	385,371
4,246		FPL Group, Inc	176,464
3,589		FirstEnergy Corp	175,825
791		Great Plains Energy, Inc	22,116
966		Hawaiian Electric Industries, Inc	25,019
447		Idacorp, Inc	13,097
200		ITC Holdings Corp	5,618
1,908		KeySpan Corp	68,097
1,013		Kinder Morgan, Inc	93,145
200		Laclede Group, Inc	5,842
1,187		MDU Resources Group, Inc	38,862
187		MGE Energy, Inc	6,341
187		Metal Management, Inc	4,350
93		Middlesex Water Co	1,613
920	*	NRG Energy, Inc	43,350
860		National Fuel Gas Co	26,823
300		New Jersey Resources Corp	12,567
431		Nicor, Inc	16,943
2,915		NiSource, Inc	60,807
1,492		Northeast Utilities	29,377
333		Northwest Natural Gas Co	11,382
379		NorthWestern Corp	11,776
1,104		NSTAR	31,685
983		OGE Energy Corp	26,335
1,077		Oneok, Inc	28,681
300		Otter Tail Corp	8,694
3,928		PG&E Corp	145,807
61	*	Pico Holdings, Inc	1,968
681		PNM Resources, Inc	16,678
4,182		PPL Corp	122,951
426		Peoples Energy Corp	14,940
1,997		Pepco Holdings, Inc	44,673
924		Piedmont Natural Gas Co, Inc	22,324
200	*	Pike Electric Corp	3,244
1,096		Pinnacle West Capital Corp	45,320
515	*	Plug Power, Inc	2,642
2,786		Progress Energy, Inc	122,361
600	v*	Progress Energy Inc (Cvo)	6
2,545		Public Service Enterprise Group, Inc	165,349
1,170		Puget Energy, Inc	23,891
945		Questar Corp	71,535
3,026	*	Reliant Energy, Inc	31,228
1,550		Republic Services, Inc	58,203
115		Resource America, Inc (Class A)	1,961
69		SJW Corp	3,140
1,289		SCANA Corp	50,761
2,750		Sempra Energy	123,310
1,843	*	Sierra Pacific Resources	24,033
260		South Jersey Industries, Inc	7,576
8,169		Southern Co	282,075
1,008	*	Southern Union Co	23,819
398		Southwest Gas Corp	10,507

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
129		Southwest Water Co	1,846
569	*	Stericycle, Inc	33,503
2,190		TECO Energy, Inc	37,624
5,296		TXU Corp	265,806
1,162		UGI Corp	23,937
154		UIL Holdings Corp	7,082
365		Unisource Energy Corp	11,388
807		Vectren Corp	21,918
514		WGL Holdings, Inc	15,451
400		WPS Resources Corp	22,124
550	*	Waste Connections, Inc	18,953
688	*	Waste Services, Inc	2,291
1,015		Westar Energy, Inc	21,822
599		Western Gas Resources, Inc	28,207
6,035		Williams Cos, Inc	139,831
1,298		Wisconsin Energy Corp	50,700
4,263		Xcel Energy, Inc	78,695

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,823,781

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.80%
1,296	*	ADC Telecommunications, Inc	28,953
395	*	ATMI, Inc	11,048
484		AVX Corp	7,008
200	*	Actel Corp	2,546
380		Acuity Brands, Inc	12,084
900	*	Adaptec, Inc	5,238
950	*	Aeroflex, Inc	10,213
4,255	*	Advanced Micro Devices, Inc	130,203
218	*	Advanced Energy Industries, Inc	2,579
1,910	*	Agere Systems, Inc	24,639
1,750		Alliance One International, Inc	6,825
3,948	*	Altera Corp	73,156
1,773		American Power Conversion Corp	39,006
259	*	American Superconductor Corp	2,038
800		Ametek, Inc	34,032
632	*	AMIS Holdings, Inc	6,731
1,105	*	Amkor Technology, Inc	6,188
932		Amphenol Corp (Class A)	41,250
3,968		Analog Devices, Inc	142,332
1,708	*	Andrew Corp	18,327
3,565	*	Applied Micro Circuits Corp	9,162
92		Applied Signal Technology, Inc	2,088
1,300	*	Arris Group, Inc	12,311
300	*	Artesyn Technologies, Inc	3,090
367	*	Atheros Communications, Inc	4,771
4,854	*	Atmel Corp	14,999
353		Baldor Electric Co	9,054
100		Bel Fuse, Inc (Class B)	3,180
500	*	Benchmark Electronics, Inc	16,815
2,927	*	Broadcom Corp (Class A)	138,008
1,412	*	Broadwing Corp	8,543
3,295	*	Brocade Communications Systems, Inc	13,411
200		C&D Technologies, Inc	1,524
300	*	C-COR, Inc	1,458
300		CTS Corp	3,318
200	*	Catapult Communications Corp	2,958
749	*	CCE Spinco, Inc	9,812

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
466	*	Ceradyne, Inc	20,411
500	*	Checkpoint Systems, Inc	12,325
5,973	*	Ciena Corp	17,740
70,311	*	Cisco Systems, Inc	1,203,724
200	*	Color Kinetics, Inc	2,878
330	*	Comtech Telecommunications Corp	10,078
2,113	*	Comverse Technology, Inc	56,185
5,030	*	Conexant Systems, Inc	11,368
884	*	Cree, Inc	22,312
300		Cubic Corp	5,988
400	*	Cymer, Inc	14,204
1,312	*	Cypress Semiconductor Corp	18,696
289	*	DSP Group, Inc	7,242
179	*	DTS, Inc	2,649
99	*	Diodes, Inc	3,074
273	*	Ditech Communications Corp	2,280
200	*	Dolby Laboratories, Inc (Class A)	3,410
300	*	Electro Scientific Industries, Inc	7,245
700	*	Emcore Corp	5,194
4,607		Emerson Electric Co	344,143
72	*	EndWave Corp	848
178	*	Energy Conversion Devices, Inc	7,254
795	*	Energizer Holdings, Inc	39,583
481	*	EnerSys	6,272
823	*	Evergreen Solar, Inc	8,765
520	*	Exar Corp	6,510
1,414	*	Fairchild Semiconductor International, Inc	23,911
1,100	*	Finisar Corp	2,288
234		Franklin Electric Co, Inc	9,252
4,343	*	Freescale Semiconductor, Inc (Class B)	109,313
600	*	FuelCell Energy, Inc	5,082
3,003	*	Gemstar-TV Guide International, Inc	7,838
115,454	d	General Electric Co	4,046,663
254	*	Genlyte Group, Inc	13,607
721	*	Glenayre Technologies, Inc	2,343
1,200	*	GrafTech International Ltd	7,464
269	*	Greatbatch, Inc	6,997
711		Harman International Industries, Inc	69,571
1,008	*	Harmonic, Inc	4,889
1,502		Harris Corp	64,601
600	*	Hexcel Corp	10,830
9,319		Honeywell International, Inc	347,133
378	*	Hutchinson Technology, Inc	10,754
400		Imation Corp	18,428
2,142	*	Integrated Device Technology, Inc	28,232
200	*	Integrated Silicon Solutions, Inc	1,288
67,175		Intel Corp	1,676,688
200		Inter-Tel, Inc	3,914
500	*	Interdigital Communications Corp	9,160
938	*	International DisplayWorks, Inc	5,572
735	*	International Rectifier Corp	23,447
1,618		Intersil Corp (Class A)	40,256
359	*	InterVoice, Inc	2,858
257	*	IXYS Corp	3,004
16,763	*	JDS Uniphase Corp	39,561
789	*	Kemet Corp	5,578
4,112	*	LSI Logic Corp	32,896

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
131		LSI Industries, Inc	2,051
1,226		L-3 Communications Holdings, Inc	91,153
800	*	Lattice Semiconductor Corp	3,456
400	*	Leadis Technology, Inc	2,060
200	*	Lifeline Systems, Inc	7,312
389		Lincoln Electric Holdings, Inc	15,428
3,335		Linear Technology Corp	120,293
200	*	Littelfuse, Inc	5,450
47,829	*	Lucent Technologies, Inc	127,225
1,464	*	MEMC Electronic Materials, Inc	32,457
1,045	*	MRV Communications, Inc	2,142
593	*	Mattson Technology, Inc	5,966
2,441	*	Maxtor Corp	16,941
3,570		Maxim Integrated Products, Inc	129,377
894		Maytag Corp	16,825
1,745	*	McData Corp (Class A)	6,631
169	*	Medis Technologies Ltd	2,486
223	*	Mercury Computer Systems, Inc	4,600
300		Methode Electronics, Inc	2,991
64	*	Metrologic Instruments, Inc	1,233
560	*	Micrel, Inc	6,496
2,234		Microchip Technology, Inc	71,823
6,147	*	Micron Technology, Inc	81,817
600	*	Microsemi Corp	16,596
1,000	*	Microtune, Inc	4,170
436	*	MIPS Technologies, Inc	2,476
500	*	Mobility Electronics, Inc	4,830
1,511		Molex, Inc	39,210
300	*	Monolithic Power Systems, Inc	4,497
360	*	Moog, Inc	10,217
26,729		Motorola, Inc	603,808
200	*	Multi-Fineline Electronix, Inc	9,634
43		National Presto Industries, Inc	1,907
3,736		National Semiconductor Corp	97,061
200	*	Netlogic Microsystems, Inc	5,448
3,873	*	Network Appliance, Inc	104,571
1,397	*	Novellus Systems, Inc	33,696
1,866	*	Nvidia Corp	68,221
136	*	OSI Systems, Inc	2,501
734	*	Omnivision Technologies, Inc	14,651
1,279	*	ON Semiconductor Corp	7,073
727	*	Openwave Systems, Inc	12,701
123	*	Oplink Communications Inc	1,784
610	*	PLX Technology, Inc	5,246
1,900	*	PMC - Sierra, Inc	14,649
157		Park Electrochemical Corp	4,079
200	*	Pericom Semiconductor Corp	1,594
500	*	Photronics, Inc	7,530
363	*	Pixelworks, Inc	1,844
472		Plantronics, Inc	13,358
400	*	Plexus Corp	9,096
1,202	*	Polycom, Inc	18,391
159	*	Portalplayer, Inc	4,503
61	*	Powell Industries, Inc	1,096
270	*	Power Integrations, Inc	6,429
1,100	*	Power-One, Inc	6,622
1,294	*	Powerwave Technologies, Inc	16,266

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
998	*	QLogic Corp	32,445
17,734		Qualcomm, Inc	763,981
1,173	*	Quantum Fuel Systems Technologies Worldwide, Inc	3,144
1,976	*	RF Micro Devices, Inc	10,690
1,222	*	Rambus, Inc	19,784
138		Raven Industries, Inc	3,981
200		Regal-Beloit Corp	7,080
1,921		Rockwell Collins, Inc	89,269
200	*	Rogers Corp	7,836
5,316	*	Sanmina-SCI Corp	22,646
1,664		Scientific-Atlanta, Inc	71,668
200	*	Seachange International, Inc	1,580
733	*	Semtech Corp	13,385
383	*	Sigmatel, Inc	5,017
592	*	Silicon Laboratories, Inc	21,703
1,350	*	Silicon Storage Technology, Inc	6,818
1,131	*	Silicon Image, Inc	10,236
14,438	*	Sirius Satellite Radio, Inc	96,735
1,872	*	Skyworks Solutions, Inc	9,528
800	*	Spatialight, Inc	2,776
100		Spectralink Corp	1,187
456	*	Spectrum Brands, Inc	9,261
300	*	Standard Microsystems Corp	8,607
100	*	Supertex, Inc	4,425
1,936	*	Sycamore Networks, Inc	8,364
396	*	Symmetricom, Inc	3,354
172	*	Synaptics, Inc	4,252
433	*	TTM Technologies, Inc	4,070
500		Technitrol, Inc	8,550
595	*	Tekelec	8,271
358		Teleflex, Inc	23,263
5,056	*	Tellabs, Inc	55,110
1,900	*	Terayon Communication Systems, Inc	4,389
466	*	Tessera Technologies, Inc	12,046
18,181		Texas Instruments, Inc	583,065
625	*	Thomas & Betts Corp	26,225
1,105	*	Transwitch Corp	2,022
598	*	Trident Microsystems, Inc	10,764
1,402	*	Triquint Semiconductor, Inc	6,239
100	*	Ulticom, Inc	981
149	*	Ultralife Batteries, Inc	1,788
100	*	Universal Display Corp	1,051
100	*	Universal Electronics, Inc	1,723
1,002	*	Utstarcom, Inc	8,076
521	*	Valence Technology, Inc	802
418	*	Varian Semiconductor Equipment Associates, Inc	18,363
219	*	Viasat, Inc	5,854
200		Vicor Corp	3,162
1,793	*	Vishay Intertechnology, Inc	24,672
2,600	*	Vitesse Semiconductor Corp	4,992
159	*	Volterra Semiconductor Corp	2,385
466	*	Westell Technologies, Inc	2,097
645		Whirlpool Corp	54,025
3,687		Xilinx, Inc	92,949
255	*	Zhone Technologies, Inc	541
437	*	Zoran Corp	7,084

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	13,458,973

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
ENGINEERING AND MANAGEMENT SERVICES - 0.73%
188	*	Advisory Board Co	8,962
1,200	*	Amylin Pharmaceuticals, Inc	47,904
300	*	Antigenics, Inc	1,428
758	*	Applera Corp (Celera Genomics Group)	8,308
556	*	Ariad Pharmaceuticals, Inc	3,253
100		CDI Corp	2,740
167	*	CRA International, Inc	7,964
500	*	CV Therapeutics, Inc	12,365
1,849	*	Celgene Corp	119,815
437		Corporate Executive Board Co	39,199
360	*	CuraGen Corp	1,109
728	*	deCODE genetics, Inc	6,013
300	*	DiamondCluster International, Inc	2,382
938	*	Digitas, Inc	11,744
188	*	Diversa Corp	902
723	*	eResearch Technology, Inc	10,917
180	*	Essex Corp	3,069
753	*	Exelixis, Inc	7,093
86	*	Exponent, Inc	2,441
915		Fluor Corp	70,693
594	*	Gen-Probe, Inc	28,981
178	*	Greenfield Online, Inc	1,043
340	*	Harris Interactive, Inc	1,465
410	*	Hewitt Associates, Inc	11,484
678	*	ICOS Corp	18,733
755	*	Incyte Corp	4,032
400	*	Isis Pharmaceuticals, Inc	2,096
598	*	Jacobs Engineering Group, Inc	40,586
230	*	Keryx Biopharmaceuticals, Inc	3,367
84		Landauer, Inc	3,872
139	*	LECG Corp	2,416
673	*	Lexicon Genetics, Inc	2,456
302	*	Lifecell Corp	5,759
182	*	Luminex Corp	2,115
60	*	MTC Technologies, Inc	1,643
317	*	Maxygen, Inc	2,381
241		MAXIMUS, Inc	8,842
1,275	*	Monogram Biosciences, Inc	2,384
2,699		Moody’s Corp	165,773
284	*	Myriad Genetics, Inc	5,907
440	*	Navigant Consulting, Inc	9,671
595	*	Neopharm, Inc	6,420
259	*	Orchid Cellmark, Inc	1,968
300	*	PRG-Schultz International, Inc	183
3,608		Paychex, Inc	137,537
300	*	Per-Se Technologies, Inc	7,008
549		Pharmaceutical Product Development, Inc	34,011
1,768		Quest Diagnostics, Inc	91,017
360	*	Regeneron Pharmaceuticals, Inc	5,742
514	*	Resources Connection, Inc	13,395
207	*	Rigel Pharmaceuticals, Inc	1,731
282	*	SFBC International, Inc	4,515
642	*	Savient Pharmaceuticals, Inc	2,401
700	*	Seattle Genetics, Inc	3,304
219	*	Senomyx, Inc	2,654

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
821	*	Shaw Group, Inc	23,883
160	*	Sourcecorp	3,837
299	*	Symyx Technologies, Inc	8,160
100	*	Tejon Ranch Co	3,992
510	*	Telik, Inc	8,665
677	*	Tetra Tech, Inc	10,609
148	*	Trimeris, Inc	1,701
431	*	URS Corp	16,210
600	*	ViaCell, Inc	3,372
263		Washington Group International, Inc	13,931
392		Watson Wyatt & Co Holdings	10,937

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,110,490

FABRICATED METAL PRODUCTS - 0.36%
391	*	Alliant Techsystems, Inc	29,782
54		Ameron International Corp	2,461
389		Aptargroup, Inc	20,306
1,163		Ball Corp	46,194
100		CIRCOR International, Inc	2,566
618		Commercial Metals Co	23,200
132	*	Commercial Vehicle Group, Inc	2,479
593		Crane Co	20,915
1,891	*	Crown Holdings, Inc	36,931
200		Dynamic Materials Corp	6,004
258	*	Global Power Equipment Group, Inc	1,166
420	*	Griffon Corp	10,000
300		Gulf Island Fabrication, Inc	7,293
2,760		Illinois Tool Works, Inc	242,852
792	*	Jacuzzi Brands, Inc	6,653
200	*	Mobile Mini, Inc	9,480
300	*	NCI Building Systems, Inc	12,744
200		Silgan Holdings, Inc	7,224
400		Simpson Manufacturing Co, Inc	14,540
657		Snap-On, Inc	24,677
200		Sturm Ruger & Co, Inc	1,402
812	*	Taser International, Inc	5,668
154		Valmont Industries, Inc	5,153
300	*	Water Pik Technologies, Inc	6,441
255		Watts Water Technologies, Inc (Class A)	7,724

		TOTAL FABRICATED METAL PRODUCTS	553,855

FOOD AND KINDRED PRODUCTS - 2.73%
200		American Italian Pasta Co (Class A)	1,360
8,510		Anheuser-Busch Cos, Inc	365,590
7,144		Archer Daniels Midland Co	176,171
100	*	Boston Beer Co, Inc (Class A)	2,500
2,539		Campbell Soup Co	75,586
77		Coca-Cola Bottling Co Consolidated	3,311
22,624		Coca-Cola Co	911,973
3,384		Coca-Cola Enterprises, Inc	64,871
5,674		ConAgra Foods, Inc	115,069
1,994	*	Constellation Brands, Inc (Class A)	52,303
918		Corn Products International, Inc	21,931
588	*	Darling International, Inc	2,334
2,062		Del Monte Foods Co	21,507
200		Farmer Bros Co	3,868
735		Flowers Foods, Inc	20,257

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
3,210		General Mills, Inc	158,317
546	*	Gold Kist, Inc	8,163
3,801		H.J. Heinz Co	128,170
200	*	Hansen Natural Corp	15,762
1,169	*	Hercules, Inc	13,210
1,936		Hershey Co	106,964
758		Hormel Foods Corp	24,771
156		J&J Snack Foods Corp	9,268
572		J.M. Smucker Co	25,168
2,750		Kellogg Co	118,855
2,849		Kraft Foods, Inc (Class A)	80,171
317		Lancaster Colony Corp	11,745
200		Lance, Inc	3,726
107	*	M&F Worldwide Corp	1,746
1,448		McCormick & Co, Inc (Non-Vote)	44,772
551		Molson Coors Brewing Co (Class B)	36,911
79	*	Peet’s Coffee & Tea, Inc	2,398
1,676		Pepsi Bottling Group, Inc	47,950
735		PepsiAmericas, Inc	17,096
18,209		PepsiCo, Inc	1,075,788
275	*	Ralcorp Holdings, Inc	10,975
189		Sanderson Farms, Inc	5,770
8,726		Sara Lee Corp	164,921
1,059	*	Smithfield Foods, Inc	32,405
406		Tootsie Roll Industries, Inc	11,746
300		Topps Co, Inc	2,229
323	*	TreeHouse Foods, Inc	6,047
2,559		Tyson Foods, Inc (Class A)	43,759
1,932		Wrigley (Wm.) Jr Co	128,459

		TOTAL FOOD AND KINDRED PRODUCTS	4,175,893

FOOD STORES - 0.44%
4,061		Albertson’s, Inc	86,702
15		Arden Group, Inc (Class A)	1,365
174	*	Great Atlantic & Pacific Tea Co, Inc	5,530
100		Ingles Markets, Inc (Class A)	1,565
7,908	*	Kroger Co	149,303
276	*	Panera Bread Co (Class A)	18,128
200	*	Pantry, Inc	9,398
325	*	Pathmark Stores, Inc	3,247
300		Ruddick Corp	6,384
8,460	*	Starbucks Corp	253,885
200		Weis Markets, Inc	8,608
1,572		Whole Foods Market, Inc	121,657
261	*	Wild Oats Markets, Inc	3,153

		TOTAL FOOD STORES	668,925

FORESTRY - 0.14%
834		Rayonier, Inc	33,235
2,666		Weyerhaeuser Co	176,862

		TOTAL FORESTRY	210,097

FURNITURE AND FIXTURES - 0.38%
961	*	BE Aerospace, Inc	21,142
100		Bassett Furniture Industries, Inc	1,850
369		Ethan Allen Interiors, Inc	13,480
642		Furniture Brands International, Inc	14,336

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
619		HNI Corp	34,002
800		Herman Miller, Inc	22,552
685		Hillenbrand Industries, Inc	33,846
64		Hooker Furniture Corp	1,098
400	*	Interface, Inc (Class A)	3,288
2,097		Johnson Controls, Inc	152,892
300		Kimball International, Inc (Class B)	3,189
500		La-Z-Boy, Inc	6,780
1,992		Leggett & Platt, Inc	45,736
4,685		Masco Corp	141,440
2,907		Newell Rubbermaid, Inc	69,128
387	*	Select Comfort Corp	10,584
94		Stanley Furniture Co, Inc	2,179
455	*	Tempur-Pedic International, Inc	5,233

		TOTAL FURNITURE AND FIXTURES	582,755

FURNITURE AND HOMEFURNISHINGS STORES - 0.38%
3,211	*	Bed Bath & Beyond, Inc	116,078
304	*	Bell Microproducts, Inc	2,326
4,408		Best Buy Co, Inc	191,660
2,068		Circuit City Stores, Inc	46,716
227	*	Cost Plus, Inc	3,893
400	*	Design Within Reach, Inc	2,120
550	*	GameStop Corp	17,501
259	*	Guitar Center, Inc	12,953
166		Haverty Furniture Cos, Inc	2,140
552	*	Linens ‘n Things, Inc	14,683
573	*	Mohawk Industries, Inc	49,840
255		Movie Gallery, Inc	1,431
1,075		Pier 1 Imports, Inc	9,385
1,647		RadioShack Corp	34,636
164	*	Restoration Hardware, Inc	987
525		Steelcase, Inc (Class A)	8,311
304	*	The Bombay Co, Inc	900
200	*	Trans World Entertainment Corp	1,140
228		Tuesday Morning Corp	4,770
1,222	*	Williams-Sonoma, Inc	52,729

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	574,199

GENERAL BUILDING CONTRACTORS - 0.49%
39	*	Avatar Holdings, Inc	2,142
477		Beazer Homes USA, Inc	34,745
139		Brookfield Homes Corp	6,912
1,419		Centex Corp	101,444
200	*	Comstock Homebuilding Cos, Inc	2,822
2,879		DR Horton, Inc	102,867
374	*	Hovnanian Enterprises, Inc (Class A)	18,565
857		KB Home	62,270
1,482		Lennar Corp (Class A)	90,432
379		Levitt Corp (Class A)	8,618
111		M/I Homes, Inc	4,509
200	v*	Mascotech (Escrow)	(0)
170		McGrath RentCorp	4,726
338		MDC Holdings, Inc	20,949
264	*	Meritage Homes Corp	16,611
57	*	NVR, Inc	40,014
100	*	Palm Harbor Homes, Inc	1,880

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
173	*	Perini Corp	4,178
2,240		Pulte Homes, Inc	88,166
506		Ryland Group, Inc	36,498
670		Standard-Pacific Corp	24,656
155		Technical Olympic USA, Inc	3,269
1,120	*	Toll Brothers, Inc	38,797
382		Walter Industries, Inc	18,993
402	*	WCI Communities, Inc	10,794
45	*	William Lyon Homes, Inc	4,541

		TOTAL GENERAL BUILDING CONTRACTORS	749,398

GENERAL MERCHANDISE STORES - 1.80%
521	*	99 Cents Only Stores	5,450
1,248	*	Big Lots, Inc	14,988
797	*	BJ’s Wholesale Club, Inc	23,559
325	*	Cabela’s, Inc	5,395
455		Casey’s General Stores, Inc	11,284
5,211		Costco Wholesale Corp	257,788
833		Dillard’s, Inc (Class A)	20,675
3,456		Dollar General Corp	65,906
1,905		Family Dollar Stores, Inc	47,225
2,952		Federated Department Stores, Inc	195,806
480		Fred’s, Inc	7,810
2,347		JC Penney Co, Inc	130,493
558	*	Retail Ventures, Inc	6,942
1,433	*	Saks, Inc	24,160
200		Stein Mart, Inc	3,630
9,565		Target Corp	525,788
5,285		TJX Cos, Inc	122,771
27,433		Wal-Mart Stores, Inc	1,283,864

		TOTAL GENERAL MERCHANDISE STORES	2,753,534

HEALTH SERVICES - 1.18%
107	*	Alliance Imaging, Inc	637
316	*	Allied Healthcare International, Inc	1,940
216	*	Amedisys, Inc	9,124
112	*	America Service Group, Inc	1,776
300	*	American Dental Partners, Inc	5,424
352	*	American Healthways, Inc	15,928
291	*	American Retirement Corp	7,313
2,228		AmerisourceBergen Corp	92,239
282	*	Amsurg Corp	6,447
575	*	Apria Healthcare Group, Inc	13,863
1,157	*	Beverly Enterprises, Inc	13,502
300	*	Bio-Reference Labs, Inc	5,643
4,998	*	Caremark Rx, Inc	258,846
923	*	Community Health Systems, Inc	35,388
60	*	Corvel Corp	1,139
667	*	Covance, Inc	32,383
1,669	*	Coventry Health Care, Inc	95,066
296	*	Cross Country Healthcare, Inc	5,263
1,056	*	DaVita, Inc	53,476
713	*	Edwards Lifesciences Corp	29,668
242	*	Enzo Biochem, Inc	3,006
1,314	*	Express Scripts, Inc	110,113
228	*	Genesis HealthCare Corp	8,327
175	*	Gentiva Health Services, Inc	2,580

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
4,792		HCA, Inc	241,996
2,807		Health Management Associates, Inc (Class A)	61,642
500		Hooper Holmes, Inc	1,275
109	*	Horizon Health Corp	2,467
302	*	Kindred Healthcare, Inc	7,780
1,523	*	Laboratory Corp of America Holdings	82,014
216		LCA-Vision, Inc	10,262
580	*	LifePoint Hospitals, Inc	21,750
1,018	*	Lincare Holdings, Inc	42,664
386	*	Magellan Health Services, Inc	12,140
919		Manor Care, Inc	36,549
300	*	Matria Healthcare, Inc	11,628
284	*	Medcath Corp	5,268
3,287	*	Medco Health Solutions, Inc	183,415
100		National Healthcare Corp	3,738
981	*	Nektar Therapeutics	16,147
336	*	Odyssey HealthCare, Inc	6,263
187		Option Care, Inc	2,498
800	*	PainCare Holdings, Inc	2,608
257	*	Pediatrix Medical Group, Inc	22,762
305	*	Psychiatric Solutions, Inc	17,916
117	*	Radiation Therapy Services, Inc	4,131
300	*	RehabCare Group, Inc	6,060
790	*	Renal Care Group, Inc	37,375
245	*	Sierra Health Services, Inc	19,590
200	*	Specialty Laboratories, Inc	2,610
328	*	Sunrise Senior Living, Inc	11,057
183	*	Symbion, Inc	4,209
5,068	*	Tenet Healthcare Corp	38,821
869	*	Triad Hospitals, Inc	34,091
123	*	U.S. Physical Therapy, Inc	2,272
448	*	United Surgical Partners International, Inc	14,403
596		Universal Health Services, Inc (Class B)	27,857
121	*	VistaCare, Inc (Class A)	1,513

		TOTAL HEALTH SERVICES	1,805,862

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
396		Granite Construction, Inc	14,220

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	14,220

HOLDING AND OTHER INVESTMENT OFFICES - 3.29%
300	*	4Kids Entertainment, Inc	4,707
700		Aames Investment Corp	4,522
200		Acadia Realty Trust	4,010
353	*	Affiliated Managers Group, Inc	28,328
263		Affordable Residential Communities	2,506
79		Agree Realty Corp	2,283
28	*	Alexander’s, Inc	6,874
200		Alexandria Real Estate Equities, Inc	16,100
1,450		Allied Capital Corp	42,587
841		AMB Property Corp	41,352
131		American Campus Communities, Inc	3,249
1,336		American Financial Realty Trust	16,032
369		American Home Mortgage Investment Corp	12,018
269		AMLI Residential Properties Trust	10,235
1,180		Annaly Mortgage Management, Inc	12,909
503		Anthracite Capital, Inc	5,297

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,034		Anworth Mortgage Asset Corp	7,548
964		Apartment Investment & Management Co (Class A)	36,507
563		Apollo Investment Corp	10,095
134		Arbor Realty Trust, Inc	3,473
2,301		Archstone-Smith Trust	96,389
696		Arden Realty, Inc	31,202
367		Ashford Hospitality Trust, Inc	3,850
771		AvalonBay Communities, Inc	68,812
199		Bedford Property Investors	4,366
300		Bimini Mortgage Management, Inc (Class A)	2,715
330		BioMed Realty Trust, Inc	8,052
1,272		Boston Properties, Inc	94,293
191	*	Boykin Lodging Co	2,334
592		Brandywine Realty Trust	16,523
500		BRE Properties, Inc (Class A)	22,740
526		Camden Property Trust	30,466
241		Capital Lease Funding, Inc	2,538
87		Capital Southwest Corp	7,874
300		Capital Trust, Inc	8,784
603		CarrAmerica Realty Corp	20,882
529		CBL & Associates Properties, Inc	20,901
700		Cedar Shopping Centers, Inc	9,849
496		Centerpoint Properties Trust	24,542
65		CentraCore Properties Trust	1,747
65		Cherokee, Inc	2,235
387		Colonial Properties Trust	16,246
300		Columbia Equity Trust, Inc	4,845
604		Commercial Net Lease Realty, Inc	12,303
306		Corporate Office Properties Trust	10,875
426		Cousins Properties, Inc	12,056
820		Crescent Real Estate Equities Co	16,252
164	*	Criimi MAE, Inc	3,247
300		Deerfield Triarc Capital Corp	4,110
1,085		Developers Diversified Realty Corp	51,017
265		DiamondRock Hospitality Co	3,169
1,646		Duke Realty Corp	54,976
231		EastGroup Properties, Inc	10,432
592		ECC Capital Corp	1,338
231		Education Realty Trust, Inc	2,978
32	*	Enstar Group, Inc	2,120
300		Entertainment Properties Trust	12,225
427		Equity Inns, Inc	5,786
298		Equity Lifestyle Properties, Inc	13,261
4,509		Equity Office Properties Trust	136,758
300		Equity One, Inc	6,936
3,030		Equity Residential	118,534
232		Essex Property Trust, Inc	21,390
330		Extra Space Storage, Inc	5,082
570		Federal Realty Investment Trust	34,571
808		FelCor Lodging Trust, Inc	13,906
516		Fieldstone Investment Corp	6,120
500		First Industrial Realty Trust, Inc	19,250
172		First Potomac Realty Trust	4,575
1,402		Friedman Billings Ramsey Group, Inc	13,880

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,875		General Growth Properties, Inc	88,106
164		Getty Realty Corp	4,312
81		Gladstone Capital Corp	1,732
344		Glenborough Realty Trust, Inc	6,226
511		Glimcher Realty Trust	12,428
158		Global Signal, Inc	6,819
300		GMH Communities Trust	4,653
900		Government Properties Trust, Inc	8,397
143		Gramercy Capital Corp	3,258
600		Harris & Harris Group, Inc	8,340
1,604		Health Care Property Investors, Inc	40,998
651		Health Care REIT, Inc	22,069
605		Healthcare Realty Trust, Inc	20,128
365		Heritage Property Investment Trust	12,191
768		Highland Hospitality Corp	8,486
629		Highwoods Properties, Inc	17,895
417		Home Properties, Inc	17,014
800		HomeBanc Corp	5,984
784		Hospitality Properties Trust	31,438
3,724		Host Marriott Corp	70,570
2,100		HRPT Properties Trust	21,735
862		IMPAC Mortgage Holdings, Inc	8,111
710		Inland Real Estate Corp	10,501
450		Innkeepers U.S.A. Trust	7,200
1,078		Investors Real Estate Trust	9,950
3,440		iShares Russell 2000 Index Fund	229,414
2,650		iShares Russell Midcap Index Fund	233,015
1,226		iStar Financial, Inc	43,707
306		Kilroy Realty Corp	18,941
2,100		Kimco Realty Corp	67,368
205		Kite Realty Group Trust	3,171
300		KKR Financial Corp	7,197
318		LaSalle Hotel Properties	11,677
576		Lexington Corporate Properties Trust	12,269
1,000		Liberty Property Trust	42,850
129		LTC Properties, Inc	2,713
388		Luminent Mortgage Capital, Inc	2,914
650		Macerich Co	43,641
688		Mack-Cali Realty Corp	29,722
361		Maguire Properties, Inc	11,155
1,628	*	MeriStar Hospitality Corp	15,303
808		MFA Mortgage Investments, Inc	4,606
161		Mid-America Apartment Communities, Inc	7,809
593		Mills Corp	24,870
400		MortgageIT Holdings, Inc	5,464
200		National Health Investors, Inc	5,192
800		Nationwide Health Properties, Inc	17,120
495		New Century Financial Corp	17,855
1,216		New Plan Excel Realty Trust	28,187
463		Newcastle Investment Corp	11,506
300		NorthStar Realty Finance Corp	3,057
266		Novastar Financial, Inc	7,477
493		Omega Healthcare Investors, Inc	6,207
588		Origen Financial, Inc	4,187
408		Pan Pacific Retail Properties, Inc	27,291
149		Parkway Properties, Inc	5,981
385		Pennsylvania Real Estate Investment Trust	14,384
1,970		Plum Creek Timber Co, Inc	71,019
500		Post Properties, Inc	19,975
473		Prentiss Properties Trust	19,242

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
2,643		Prologis	123,481
235		PS Business Parks, Inc	11,562
898		Public Storage, Inc	60,813
208		RAIT Investment Trust	5,391
113		Ramco-Gershenson Properties	3,011
800		Realty Income Corp	17,296
863		Reckson Associates Realty Corp	31,051
209		Redwood Trust, Inc	8,623
657		Regency Centers Corp	38,730
200		Saul Centers, Inc	7,220
712		Saxon Capital, Inc	8,067
630		Senior Housing Properties Trust	10,653
583		Shurgard Storage Centers, Inc (Class A)	33,062
1,875		Simon Property Group, Inc	143,681
192		Sizeler Property Investors, Inc	2,467
411		SL Green Realty Corp	31,396
137		Sovran Self Storage, Inc	6,435
9,335		SPDR Trust Series 1	1,162,301
715		Spirit Finance Corp	8,115
300		Strategic Hotel Capital, Inc	6,174
136		Sun Communities, Inc	4,270
400		Sunstone Hotel Investors, Inc	10,628
290		Tanger Factory Outlet Centers, Inc	8,335
106	*	Tarragon Corp	2,186
700		Taubman Centers, Inc	24,325
2,594	*	Telewest Global, Inc	61,789
1,166		Thornburg Mortgage, Inc	30,549
351		Town & Country Trust	11,867
977		Trizec Properties, Inc	22,393
620		Trustreet Properties, Inc	9,064
1,487		United Dominion Realty Trust, Inc	34,855
100		Universal Health Realty Income Trust	3,134
213		Urstadt Biddle Properties, Inc (Class A)	3,453
299		U-Store-It Trust	6,294
1,100		Ventas, Inc	35,222
1,297		Vornado Realty Trust	108,261
444		Washington Real Estate Investment Trust	13,475
842		Weingarten Realty Investors	31,836
100		Winston Hotels, Inc	990

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,037,446

HOTELS AND OTHER LODGING PLACES - 0.41%
226		Ameristar Casinos, Inc	5,130
370	*	Aztar Corp	11,244
459	*	Bluegreen Corp	7,252
447		Boyd Gaming Corp	21,304
430		Choice Hotels International, Inc	17,957
424	*	Gaylord Entertainment Co	18,482
300	*	Great Wolf Resorts, Inc	3,093
4,092		Hilton Hotels Corp	98,658
162	*	Isle of Capri Casinos, Inc	3,946
1,997	*	La Quinta Corp	22,247
200	*	Las Vegas Sands Corp	7,894
200		Marcus Corp	4,700
1,991		Marriott International, Inc (Class A)	133,337
1,316	*	MGM Mirage	48,258
194	*	MTR Gaming Group, Inc	2,020

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
200	*	Riviera Holdings Corp	3,278
2,293		Starwood Hotels & Resorts Worldwide, Inc	146,431
589		Station Casinos, Inc	39,934
278	*	Vail Resorts, Inc	9,182
506	*	Wynn Resorts Ltd	27,754

		TOTAL HOTELS AND OTHER LODGING PLACES	632,101

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.43%
8,438		3M Co	653,945
86	*	Aaon, Inc	1,541
282		Actuant Corp	15,736
652	*	Advanced Digital Information Corp	6,383
961	*	AGCO Corp	15,924
301		Albany International Corp (Class A)	10,884
2,011		American Standard Cos, Inc	80,339
8,990	*	Apple Computer, Inc	646,291
18,132		Applied Materials, Inc	325,288
100	*	Astec Industries, Inc	3,266
140	*	ASV, Inc	3,497
1,100	*	Asyst Technologies, Inc	6,292
900	*	Axcelis Technologies, Inc	4,293
939		Black & Decker Corp	81,655
243		Black Box Corp	11,513
315	*	Blount International, Inc	5,018
547		Briggs & Stratton Corp	21,218
693	*	Brooks Automation, Inc	8,683
200		Bucyrus International, Inc (Class A)	10,540
409		Carlisle Cos, Inc	28,282
86		Cascade Corp	4,034
7,428		Caterpillar, Inc	429,116
642		CDW Corp	36,960
1,000	*	Cirrus Logic, Inc	6,680
1,292	*	Cooper Cameron Corp	53,489
491		Cummins, Inc	44,057
250		Curtiss-Wright Corp	13,650
2,706		Deere & Co	184,306
26,767	*	Dell, Inc	802,742
772		Diebold, Inc	29,336
818		Donaldson Co, Inc	26,012
281	*	Dot Hill Systems Corp	1,947
2,253		Dover Corp	91,224
200	*	Dresser-Rand Group, Inc	4,836
59	*	Dril-Quip, Inc	2,785
1,593		Eaton Corp	106,874
26,200	*	EMC Corp	356,844
1,000	*	Emulex Corp	19,790
438		Engineered Support Systems, Inc	18,238
215	*	EnPro Industries, Inc	5,794
963	*	Entegris, Inc	9,071
1,016	*	Extreme Networks, Inc	4,826
131	*	Fargo Electronics, Inc	2,522
584	*	Flowserve Corp	23,103
715	*	FMC Technologies, Inc	30,688
265	*	Gardner Denver, Inc	13,065
2,668	*	Gateway, Inc	6,697
106	*	Gehl Co	2,783
256	*	Global Imaging Systems, Inc	8,865

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
125		Gorman-Rupp Co	2,764
771		Graco, Inc	28,126
1,315	*	Grant Prideco, Inc	58,018
31,595		Hewlett-Packard Co	904,565
201	*	Hydril	12,583
533		IDEX Corp	21,912
515	*	Intermec, Inc	17,407
17,560		International Business Machines Corp	1,443,432
3,710		International Game Technology	114,194
478	*	Intevac, Inc	6,310
1,791	*	Jabil Circuit, Inc	66,428
1,273		Joy Global, Inc	50,920
85	*	Kadant, Inc	1,573
300		Kaydon Corp	9,642
458		Kennametal, Inc	23,376
248	*	Komag, Inc	8,596
400	*	Kulicke & Soffa Industries, Inc	3,536
1,600	*	Lam Research Corp	57,088
526		Lennox International, Inc	14,833
1,309	*	Lexmark International, Inc	58,682
100		Lindsay Manufacturing Co	1,923
200		Lufkin Industries, Inc	9,974
378		Manitowoc Co, Inc	18,983
400	*	Micros Systems, Inc	19,328
47	*	Middleby Corp	4,066
238	*	Mikohn Gaming Corp	2,349
300		Modine Manufacturing Co	9,777
66		Nacco Industries, Inc (Class A)	7,732
400	*	Netgear, Inc	7,700
100		NN, Inc	1,060
282		Nordson Corp	11,424
1,232	*	Nuance Communications, Inc	9,400
430	*	Oil States International, Inc	13,622
1,385		Pall Corp	37,201
444	*	Palm, Inc	14,119
1,371		Parker Hannifin Corp	90,431
300	*	Paxar Corp	5,889
1,126		Pentair, Inc	38,870
300	*	ProQuest Co	8,373
1,916	*	Quantum Corp	5,844
78		Robbins & Myers, Inc	1,587
1,955		Rockwell Automation, Inc	115,658
2,011	*	SanDisk Corp	126,331
200		Sauer-Danfoss, Inc	3,762
133	*	Scansource, Inc	7,272
802	*	Scientific Games Corp (Class A)	21,879
100	*	Semitool, Inc	1,088
2,220		Smith International, Inc	82,384
10,117	*	Solectron Corp	37,028
837		SPX Corp	38,309
100		Standex International Corp	2,776
838		Stanley Works	40,258
400		Stewart & Stevenson Services, Inc	8,452
2,550		Symbol Technologies, Inc	32,691
139		Tecumseh Products Co (Class A)	3,184
100		Tennant Co	5,200
522	*	Terex Corp	31,007

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
838		Timken Co	26,833
514		Toro Co	22,498
138	*	TurboChef Technologies, Inc	1,982
200	*	Ultratech, Inc	3,284
1,402	*	Varian Medical Systems, Inc	70,577
262	*	VeriFone Holdings, Inc	6,629
200		Watsco, Inc	11,962
2,475	*	Western Digital Corp	46,060
167		Woodward Governor Co	14,364
762	*	Zebra Technologies Corp (Class A)	32,652

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	8,298,679

INSTRUMENTS AND RELATED PRODUCTS - 4.37%
186	*	Abaxis, Inc	3,065
400	*	Abiomed, Inc	3,696
400	*	ADE Corp	9,624
687	*	Advanced Medical Optics, Inc	28,717
666	*	Affymetrix, Inc	31,802
5,377	*	Agilent Technologies, Inc	179,000
700	*	Align Technology, Inc	4,529
1,487		Allergan, Inc	160,537
728	*	American Medical Systems Holdings, Inc	12,980
87	*	American Science & Engineering, Inc	5,426
100		Analogic Corp	4,785
200	*	Anaren, Inc	3,126
127	*	Animas Corp	3,067
2,207		Applera Corp (Applied Biosystems Group)	58,618
94	*	ARGON ST, Inc	2,912
172		Arrow International, Inc	4,986
200	*	Arthrocare Corp	8,428
200	*	Aspect Medical Systems, Inc	6,870
400	*	August Technology Corp	4,396
58		Badger Meter, Inc	2,276
1,132		Bard (C.R.), Inc	74,621
642		Bausch & Lomb, Inc	43,592
6,765		Baxter International, Inc	254,702
655		Beckman Coulter, Inc	37,270
2,794		Becton Dickinson & Co	167,864
2,763		Biomet, Inc	101,043
208	*	Bio-Rad Laboratories, Inc (Class A)	13,612
178	*	Biosite, Inc	10,020
7,178	*	Boston Scientific Corp	175,789
104	*	Bruker BioSciences Corp	505
162	*	Candela Corp	2,339
200	*	Cantel Medical Corp	3,588
609	*	Cepheid, Inc	5,347
151		CNS, Inc	3,308
324	*	Coherent, Inc	9,616
200		Cohu, Inc	4,574
450	*	Conmed Corp	10,647
464		Cooper Cos, Inc	23,803
1,023	*	Credence Systems Corp	7,120
200	*	Cyberonics, Inc	6,460
2,592		Danaher Corp	144,582
100		Datascope Corp	3,305
841		Dentsply International, Inc	45,153
184	*	Dionex Corp	9,031

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
190	*	DJ Orthopedics, Inc	5,240
363		DRS Technologies, Inc	18,665
3,037		Eastman Kodak Co	71,066
137		EDO Corp	3,707
1,331	*	Encore Medical Corp	6,588
270	*	ESCO Technologies, Inc	12,012
266	*	Esterline Technologies Corp	9,893
81	*	Excel Technology, Inc	1,926
112	*	FARO Technologies, Inc	2,240
177	*	FEI Co	3,393
1,341	*	Fisher Scientific International, Inc	82,954
768	*	Flir Systems, Inc	17,149
295	*	Formfactor, Inc	7,207
469	*	Fossil, Inc	10,088
145	*	Foxhollow Technologies, Inc	4,320
3,530		Guidant Corp	228,568
272	*	Haemonetics Corp	13,290
360	*	HealthTronics, Inc	2,754
409	*	Herley Industries, Inc	6,753
554	*	Hologic, Inc	21,008
111	*	ICU Medical, Inc	4,352
193	*	I-Flow Corp	2,822
200	*	II-VI, Inc	3,574
383	*	Illumina, Inc	5,400
450	*	Inamed Corp	39,456
900	*	Input/Output, Inc	6,327
159	*	Integra LifeSciences Holdings Corp	5,638
259	*	Intermagnetics General Corp	8,262
139	*	Intralase Corp	2,478
356	*	Intuitive Surgical, Inc	41,748
316		Invacare Corp	9,951
400	*	Ionatron, Inc	4,044
170	*	IRIS International, Inc	3,716
304	*	Itron, Inc	12,172
345	*	Ixia	5,099
32,343		Johnson & Johnson	1,943,814
100		Keithley Instruments, Inc	1,398
66	*	Kensey Nash Corp	1,454
2,162		Kla-Tencor Corp	106,651
731	*	Kopin Corp	3,911
307	*	Kyphon, Inc	12,535
200	*	LaBarge, Inc	2,874
211	*	Laserscope	4,739
200	*	LeCroy Corp	3,058
1,389	*	Lexar Media, Inc	11,404
522	*	LTX Corp	2,349
114	*	Measurement Specialties, Inc	2,776
13,190		Medtronic, Inc	759,348
409		Mentor Corp	18,847
187	*	Merit Medical Systems, Inc	2,270
471	*	Mettler-Toledo International, Inc	25,999
500	*	Millipore Corp	33,020
300		Mine Safety Appliances Co	10,863
429	*	MKS Instruments, Inc	7,675
100	*	Molecular Devices Corp	2,893
200		Movado Group, Inc	3,660
221		MTS Systems Corp	7,655

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,500	*	Nanogen, Inc	3,930
650		National Instruments Corp	20,833
100	*	Neurometrix, Inc	2,728
407	*	Newport Corp	5,511
164	*	NuVasive, Inc	2,968
200		Oakley, Inc	2,938
100	*	Palomar Medical Technologies, Inc	3,504
1,291		PerkinElmer, Inc	30,416
200	*	Photon Dynamics, Inc	3,656
2,542		Pitney Bowes, Inc	107,400
376		PolyMedica Corp	12,585
828	*	Resmed, Inc	31,721
764	*	Respironics, Inc	28,321
122	*	Rofin-Sinar Technologies, Inc	5,303
988		Roper Industries, Inc	39,036
100	*	Rudolph Technologies, Inc	1,288
375	*	Sirf Technology Holdings, Inc	11,175
200	*	Somanetics Corp	6,400
326	*	Sonic Solutions, Inc	4,926
150	*	SonoSite, Inc	5,252
3,940	*	St. Jude Medical, Inc	197,788
258	*	Star Scientific, Inc	606
800		STERIS Corp	20,016
3,186		Stryker Corp	141,554
400	*	Sybron Dental Specialties, Inc	15,924
500	*	Techne Corp	28,075
993		Tektronix, Inc	28,013
285	*	Teledyne Technologies, Inc	8,294
2,014	*	Teradyne, Inc	29,344
1,728	*	Thermo Electron Corp	52,065
800	*	ThermoGenesis Corp	3,864
483	*	Thoratec Corp	9,993
499	*	Trimble Navigation Ltd	17,710
200	*	TriPath Imaging, Inc	1,208
100		United Industrial Corp	4,137
446	*	Varian, Inc	17,746
262	*	Veeco Instruments, Inc	4,540
328	*	Ventana Medical Systems, Inc	13,891
404	*	Viasys Healthcare, Inc	10,383
320	*	Viisage Technology, Inc	5,635
200	*	Vital Images, Inc	5,230
61		Vital Signs, Inc	2,612
1,258	*	Waters Corp	47,552
282	*	Wright Medical Group, Inc	5,753
10,220	*	Xerox Corp	149,723
300		X-Rite, Inc	3,000
43		Young Innovations, Inc	1,465
2,700	*	Zimmer Holdings, Inc	182,088
100	*	Zoll Medical Corp	2,519

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,690,403

INSURANCE AGENTS, BROKERS AND SERVICE - 0.46%
3,460		AON Corp	124,387
1,088		Brown & Brown, Inc	33,228
200		Clark, Inc	2,650
245		Crawford & Co (Class B)	1,411
1,000		Gallagher (Arthur J.) & Co	30,880

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
3,286		Hartford Financial Services Group, Inc	282,235
300		Hilb Rogal & Hobbs Co	11,553
5,936		Marsh & McLennan Cos, Inc	188,527
318		National Financial Partners Corp	16,711
600	*	USI Holdings Corp	8,262

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	699,844

INSURANCE CARRIERS - 5.31%
300		21st Century Insurance Group	4,854
3,172		Aetna, Inc	299,151
5,505		Aflac, Inc	255,542
321		Alfa Corp	5,168
52	*	Alleghany Corp	14,768
7,267		Allstate Corp	392,927
1,234		Ambac Financial Group, Inc	95,092
400		American Equity Investment Life Holding Co	5,220
499		American Financial Group, Inc	19,117
24,965		American International Group, Inc	1,703,362
100		American National Insurance Co	11,699
87	*	American Physicians Capital, Inc	3,984
539	*	AMERIGROUP Corp	10,489
418		AmerUs Group Co	23,688
200	*	Argonaut Group, Inc	6,554
1,238		Assurant, Inc	53,841
125		Baldwin & Lyons, Inc (Class B)	3,038
161		Bristol West Holdings, Inc	3,064
444	*	Centene Corp	11,673
2,098		Chubb Corp	204,870
1,384		Cigna Corp	154,593
1,916		Cincinnati Financial Corp	85,607
283	*	Citizens, Inc	1,542
303	*	CNA Financial Corp	9,917
100	*	CNA Surety Corp	1,457
278		Commerce Group, Inc	15,924
1,557	*	Conseco, Inc	36,076
263		Delphi Financial Group, Inc (Class A)	12,101
168		Direct General Corp	2,839
475		Erie Indemnity Co (Class A)	25,270
79		FBL Financial Group, Inc (Class A)	2,592
1,718		Fidelity National Financial, Inc	63,205
300		Fidelity National Title Group, Inc	7,305
870		First American Corp	39,411
210	*	Fpic Insurance Group, Inc	7,287
2,401		Genworth Financial, Inc	83,027
68		Great American Financial Resources, Inc	1,349
600		Hanover Insurance Group, Inc	25,062
316		Harleysville Group, Inc	8,374
1,158		HCC Insurance Holdings, Inc	34,369
1,175	*	Health Net, Inc	60,571
100	*	HealthExtras, Inc	2,510
347		Horace Mann Educators Corp	6,579
1,740	*	Humana, Inc	94,534
205		Infinity Property & Casualty Corp	7,628
1,538		Jefferson-Pilot Corp	87,558
77		Kansas City Life Insurance Co	3,856
221	*	KMG America Corp	2,029
200		LandAmerica Financial Group, Inc	12,480

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
871		Leucadia National Corp	41,338
1,838		Lincoln National Corp	97,469
1,574		Loews Corp	149,294
104	*	Markel Corp	32,973
1,432		MBIA, Inc	86,149
337		Mercury General Corp	19,620
4,554		Metlife, Inc	223,146
1,097		MGIC Investment Corp	72,205
70		Midland Co	2,523
110	*	Molina Healthcare, Inc	2,930
19		National Western Life Insurance Co (Class A)	3,931
556		Nationwide Financial Services, Inc (Class A)	24,464
37	*	Navigators Group, Inc	1,614
154		Odyssey Re Holdings Corp	3,862
652		Ohio Casualty Corp	18,465
1,950		Old Republic International Corp	51,207
203	*	Philadelphia Consolidated Holding Co	19,628
922		Phoenix Cos, Inc	12,576
400	*	PMA Capital Corp (Class A)	3,652
1,047		PMI Group, Inc	43,000
200		Presidential Life Corp	3,808
3,107		Principal Financial Group	147,365
278	*	ProAssurance Corp	13,522
2,202		Progressive Corp	257,150
737		Protective Life Corp	32,258
5,597		Prudential Financial, Inc	409,644
910		Radian Group, Inc	53,317
310		Reinsurance Group Of America, Inc	14,806
200		RLI Corp	9,974
1,384		Safeco Corp	78,196
200		Safety Insurance Group, Inc	8,074
328		Selective Insurance Group, Inc	17,417
7,361		St. Paul Travelers Cos, Inc	328,816
648		Stancorp Financial Group, Inc	32,368
200		State Auto Financial Corp	7,292
200		Stewart Information Services Corp	9,734
1,201		Torchmark Corp	66,776
176		Tower Group, Inc	3,868
312		Transatlantic Holdings, Inc	20,966
173	*	Triad Guaranty, Inc	7,610
354		UICI	12,571
134		United Fire & Casualty Co	5,418
14,780		UnitedHealth Group, Inc	918,429
500		Unitrin, Inc	22,525
215	*	Universal American Financial Corp	3,242
3,132		UnumProvident Corp	71,253
1,137		W.R. Berkley Corp	54,144
200	*	WellCare Health Plans, Inc	8,170
6,915	*	WellPoint, Inc	551,748
20		Wesco Financial Corp	7,700
252		Zenith National Insurance Corp	11,622

		TOTAL INSURANCE CARRIERS	8,122,982

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
407	*	Corrections Corp of America	18,303
100	*	Geo Group, Inc	2,293

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	20,596

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
LEATHER AND LEATHER PRODUCTS - 0.12%
162		Brown Shoe Co, Inc	6,874
4,002	*	Coach, Inc	133,427
200	*	Genesco, Inc	7,758
100		Steven Madden Ltd	2,923
558	*	Timberland Co (Class A)	18,163
60		Weyco Group, Inc	1,146
600		Wolverine World Wide, Inc	13,476

		TOTAL LEATHER AND LEATHER PRODUCTS	183,767

LEGAL SERVICES - 0.01%
452	*	FTI Consulting, Inc	12,403
154		Pre-Paid Legal Services, Inc	5,884

		TOTAL LEGAL SERVICES	18,287

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
1,104		Laidlaw International, Inc	25,646

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	25,646

LUMBER AND WOOD PRODUCTS - 0.04%
80		American Woodmark Corp	1,983
749	*	Champion Enterprises, Inc	10,201
100		Deltic Timber Corp	5,186
1,157	v	Louisiana-Pacific Corp	31,783
100		Skyline Corp	3,640
200		Universal Forest Products, Inc	11,050

		TOTAL LUMBER AND WOOD PRODUCTS	63,843

METAL MINING - 0.36%
200		Cleveland-Cliffs, Inc	17,714
2,760	*	Coeur d’Alene Mines Corp	11,040
1,852		Freeport-McMoRan Copper & Gold, Inc (Class A)	99,638
1,152	*	Hecla Mining Co	4,677
4,444		Newmont Mining Corp	237,310
1,024		Phelps Dodge Corp	147,323
468		Royal Gold, Inc	16,254
275		Southern Copper Corp	18,420
345	*	Stillwater Mining Co	3,992

		TOTAL METAL MINING	556,368

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
131		Charles & Colvard Ltd	2,646
300		Blyth, Inc	6,285
806		Callaway Golf Co	11,155
149		Daktronics, Inc	4,406
1,553		Fortune Brands, Inc	121,165
1,667		Hasbro, Inc	33,640
1,200	*	Identix, Inc	6,012
211	*	Jakks Pacific, Inc	4,418
506	*	K2, Inc	5,116
4,423		Mattel, Inc	69,972
275		Nautilus, Inc	5,132
141	*	RC2 Corp	5,008
100		Russ Berrie & Co, Inc	1,142
393	*	Shuffle Master, Inc	9,880
100	*	Steinway Musical Instruments, Inc	2,551

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
529		Yankee Candle Co, Inc	13,542

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	302,070

MISCELLANEOUS RETAIL - 1.14%
198	*	1-800-FLOWERS.COM, Inc (Class A)	1,271
110	*	AC Moore Arts & Crafts, Inc	1,601
247	*	Alloy, Inc	714
3,330	*	Amazon.com, Inc	157,010
565		Barnes & Noble, Inc	24,109
434		Big 5 Sporting Goods Corp	9,500
48		Blair Corp	1,869
158	*	Blue Nile, Inc	6,369
840		Borders Group, Inc	18,203
200	*	Build-A-Bear Workshop, Inc	5,928
400		Cash America International, Inc	9,276
175	*	CKX, Inc	2,275
505	*	Coldwater Creek, Inc	15,418
8,712		CVS Corp	230,171
123	*	dELiA*s, Inc	1,021
14	*	dELiA*s, Inc	14
368	*	Dick’s Sporting Goods, Inc	12,232
1,155	*	Dollar Tree Stores, Inc	27,651
1,133	*	Drugstore.com, Inc	3,229
324	*	GSI Commerce, Inc	4,889
373	*	Hibbett Sporting Goods, Inc	10,623
318	*	Jill (J.) Group, Inc	6,052
300		Longs Drug Stores Corp	10,917
1,486		Michaels Stores, Inc	52,560
491		MSC Industrial Direct Co (Class A)	19,748
233	*	Nutri/System, Inc	8,393
3,450	*	Office Depot, Inc	108,330
769		OfficeMax, Inc	19,502
93	*	Overstock.com, Inc	2,618
611	*	Petco Animal Supplies, Inc	13,411
1,575		Petsmart, Inc	40,415
254	*	Priceline.com, Inc	5,669
5,131	*	Rite Aid Corp	17,856
1,063	*	Sears Holdings Corp	122,808
99	*	Sharper Image Corp	964
274	*	Sports Authority, Inc	8,530
192	*	Stamps.com, Inc	4,408
8,011		Staples, Inc	181,930
1,527		Tiffany & Co	58,469
180	*	Valuevision International, Inc (Class A)	2,268
11,112		Walgreen Co	491,817
362		World Fuel Services Corp	12,207
490	*	Zale Corp	12,324

		TOTAL MISCELLANEOUS RETAIL	1,744,569

MOTION PICTURES - 1.58%
466	*	Avid Technology, Inc	25,518
1,979		Blockbuster, Inc (Class A)	7,421
100		Carmike Cinemas, Inc	2,536
15,470	*	CBS Corp	504,322
949	*	Denny’s Corp	3,824
3,011	*	Discovery Holding Co (Class A)	45,617
428	*	DreamWorks Animation SKG, Inc (Class A)	10,512

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
524	*	Macrovision Corp	8,767
25,442		News Corp (Class A)	395,623
567	*	Pixar	29,892
364		Regal Entertainment Group (Class A)	6,923
900	*	Time Warner Telecom, Inc (Class A)	8,865
49,810		Time Warner, Inc	868,686
21,037		Walt Disney Co	504,257

		TOTAL MOTION PICTURES	2,422,763

NONDEPOSITORY INSTITUTIONS - 2.03%
263	*	Accredited Home Lenders Holding Co	13,040
600		Advance America Cash Advance Centers, Inc	7,440
199		Advanta Corp (Class B)	6,456
1,036		American Capital Strategies Ltd	37,513
11,868		American Express Co	610,727
1,625	*	AmeriCredit Corp	41,649
240		Ares Capital Corp	3,857
111		Asta Funding, Inc	3,035
3,288		Capital One Financial Corp	284,083
828		CapitalSource, Inc	18,547
555		CharterMac	11,755
2,251		CIT Group, Inc	116,557
218	*	CompuCredit Corp	8,389
6,451		Countrywide Financial Corp	220,560
1,159		Doral Financial Corp	12,285
300	*	Encore Capital Group, Inc	5,205
10,536		Fannie Mae	514,262
60		Federal Agricultural Mortgage Corp (Class C)	1,796
183		Financial Federal Corp	8,134
125	*	First Cash Financial Services, Inc	3,645
277		First Marblehead Corp	9,102
7,480		Freddie Mac	488,818
13,748		MBNA Corp	373,258
505		MCG Capital Corp	7,368
200	*	Nelnet, Inc	8,136
300		NGP Capital Resources Co	3,939
300	*	Ocwen Financial Corp	2,610
4,536		SLM Corp	249,888
42		Student Loan Corp	8,788
242		Westcorp	16,120
90	*	WFS Financial, Inc	6,853
199	*	World Acceptance Corp	5,672

		TOTAL NONDEPOSITORY INSTITUTIONS	3,109,487

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
200		AMCOL International Corp	4,104
160		Compass Minerals International, Inc	3,926
495		Florida Rock Industries, Inc	24,285
1,058		Vulcan Materials Co	71,680

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	103,995

OIL AND GAS EXTRACTION - 2.73%
2,592		Anadarko Petroleum Corp	245,592
3,492		Apache Corp	239,272
68	*	Atlas America, Inc	4,095
191	*	ATP Oil & Gas Corp	7,069
141	*	Atwood Oceanics, Inc	11,002

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
3,683		Baker Hughes, Inc	223,853
200		Berry Petroleum Co (Class A)	11,440
138	*	Bill Barrett Corp	5,328
3,422		BJ Services Co	125,485
400	*	Brigham Exploration Co	4,744
200	*	Bronco Drilling Co, Inc	4,602
4,176		Burlington Resources, Inc	359,971
525		Cabot Oil & Gas Corp (Class A)	23,678
974	*	Cal Dive International, Inc	34,957
400	*	Callon Petroleum Co	7,060
202	*	Carrizo Oil & Gas, Inc	4,991
624	*	Cheniere Energy, Inc	23,225
3,975		Chesapeake Energy Corp	126,127
824		Cimarex Energy Co	35,440
200	*	Clayton Williams Energy, Inc	8,348
432	*	Comstock Resources, Inc	13,180
700	*	Delta Petroleum Corp	15,239
1,162	*	Denbury Resources, Inc	26,470
4,909		Devon Energy Corp	307,009
630		Diamond Offshore Drilling, Inc	43,823
500	*	Edge Petroleum Corp	12,455
520	*	Encore Acquisition Co	16,661
800	*	Endeavour International Corp	2,640
464	*	Energy Partners Ltd	10,111
1,653		ENSCO International, Inc	73,311
1,290		Equitable Resources, Inc	47,330
559	*	Forest Oil Corp	25,474
500	*	FX Energy, Inc	3,990
687	*	Gasco Energy, Inc	4,486
900	*	Global Industries Ltd	10,215
111	*	Goodrich Petroleum Corp	2,792
1,800	*	Grey Wolf, Inc	13,914
4,918		Halliburton Co	304,719
866	*	Hanover Compressor Co	12,219
318	*	Harvest Natural Resources, Inc	2,824
586		Helmerich & Payne, Inc	36,279
291	*	Houston Exploration Co	15,365
777	*	KCS Energy, Inc	18,819
1,216		Kerr-McGee Corp	110,486
124	*	McMoRan Exploration Co	2,451
910	*	Meridian Resource Corp	3,822
1,814	*	National Oilwell Varco, Inc	113,738
1,371	*	Newfield Exploration Co	68,646
1,000	*	Newpark Resources, Inc	7,630
1,948		Noble Energy, Inc	78,504
4,349		Occidental Petroleum Corp	347,398
274	*	Oceaneering International, Inc	13,640
322	*	Parallel Petroleum Corp	5,477
1,200	*	Parker Drilling Co	12,996
1,800		Patterson-UTI Energy, Inc	59,310
1,056	*	PetroHawk Energy Corp	13,960
165	*	Petroleum Development Corp	5,501
435	*	Petroquest Energy, Inc	3,602
209	*	Pioneer Drilling Co	3,747
1,524		Pioneer Natural Resources Co	78,135
819	*	Plains Exploration & Production Co	32,539
646		Pogo Producing Co	32,177

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
1,674	*	Pride International, Inc	51,475
595	*	Quicksilver Resources, Inc	24,996
1,297		Range Resources Corp	34,163
219	*	Remington Oil & Gas Corp	7,994
1,179		Rowan Cos, Inc	42,020
225		RPC, Inc	5,926
193	*	SEACOR Holdings, Inc	13,143
1,884	*	Southwestern Energy Co	67,711
600		St. Mary Land & Exploration Co	22,086
239	*	Stone Energy Corp	10,882
821	*	Superior Energy Services	17,282
270	*	Swift Energy Co	12,169
391	*	Syntroleum Corp	3,531
355	*	Tetra Technologies, Inc	10,835
665		Tidewater, Inc	29,566
501		Todco	19,068
348	*	Toreador Resources Corp	7,332
200	*	Transmontaigne, Inc	1,320
240	*	Tri-Valley Corp	1,867
486	*	Unit Corp	26,745
300	*	Veritas DGC, Inc	10,647
600		Vintage Petroleum, Inc	31,998
136		W&T Offshore, Inc	3,998
300	*	Warren Resources, Inc	4,746
437	*	W-H Energy Services, Inc	14,456
413	*	Whiting Petroleum Corp	16,520
3,832		XTO Energy, Inc	168,378

		TOTAL OIL AND GAS EXTRACTION	4,180,217

PAPER AND ALLIED PRODUCTS - 0.53%
1,090		Bemis Co	30,378
591		Bowater, Inc	18,156
600	*	Buckeye Technologies, Inc	4,830
200	*	Caraustar Industries, Inc	1,738
151		Chesapeake Corp	2,564
397		Glatfelter	5,633
556	*	Graphic Packaging Corp	1,268
136		Greif, Inc (Class A)	9,014
5,332		International Paper Co	179,209
5,260		Kimberly-Clark Corp	313,759
500		Longview Fibre Co	10,405
1,933		MeadWestvaco Corp	54,182
500	*	Mercer International, Inc	3,930
162		Neenah Paper, Inc	4,536
600		Packaging Corp of America	13,770
424	*	Playtex Products, Inc	5,796
300		Potlatch Corp	15,294
390		Rock-Tenn Co (Class A)	5,323
136		Schweitzer-Mauduit International, Inc	3,370
2,686	*	Smurfit-Stone Container Corp	38,061
1,093		Sonoco Products Co	32,134
1,138		Temple-Inland, Inc	51,039
334		Wausau Paper Corp	3,958

		TOTAL PAPER AND ALLIED PRODUCTS	808,347

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
PERSONAL SERVICES - 0.17%
79		Angelica Corp	1,307
1,586		Cintas Corp	65,311
200	*	Coinstar, Inc	4,566
187		G & K Services, Inc (Class A)	7,340
3,696		H&R Block, Inc	90,737
500		Jackson Hewitt Tax Service, Inc	13,855
442		Regis Corp	17,048
3,415		Service Corp International	27,935
100		Unifirst Corp	3,110
450	*	Weight Watchers International, Inc	22,243

		TOTAL PERSONAL SERVICES	253,452

PETROLEUM AND COAL PRODUCTS - 4.84%
200	*	Alon USA Energy, Inc	3,930
825		Amerada Hess Corp	104,627
692		Ashland, Inc	40,067
24,602		Chevron Corp	1,396,656
15,090		ConocoPhillips	877,936
200		ElkCorp	6,732
2,534		EOG Resources, Inc	185,920
69,215	d	Exxon Mobil Corp	3,887,807
600		Frontier Oil Corp	22,518
363	*	Giant Industries, Inc	18,861
474	*	Headwaters, Inc	16,799
200		Holly Corp	11,774
3,900		Marathon Oil Corp	237,783
1,752		Murphy Oil Corp	94,590
1,496		Sunoco, Inc	117,256
747		Tesoro Corp	45,978
6,494		Valero Energy Corp	335,090
174		WD-40 Co	4,569

		TOTAL PETROLEUM AND COAL PRODUCTS	7,408,893

PRIMARY METAL INDUSTRIES - 0.79%
1,400	*	AK Steel Holding Corp	11,130
9,422		Alcoa, Inc	278,609
400	*	Aleris International, Inc	12,896
1,022		Allegheny Technologies, Inc	36,874
400		Belden CDT, Inc	9,772
100	*	Brush Engineered Materials, Inc	1,590
260		Carpenter Technology Corp	18,322
256	*	Century Aluminum Co	6,710
241	*	Chaparral Steel Co	7,290
572	*	CommScope, Inc	11,514
16,546	*	Corning, Inc	325,294
150	*	Encore Wire Corp	3,414
300	*	General Cable Corp	5,910
250		Gibraltar Industries, Inc	5,735
649		Hubbell, Inc (Class B)	29,283
415	*	Lone Star Technologies, Inc	21,439
337		Matthews International Corp (Class A)	12,270
450	*	Maverick Tube Corp	17,937
372		Mueller Industries, Inc	10,200
200	*	NS Group, Inc	8,362
1,734		Nucor Corp	115,692
482	*	Oregon Steel Mills, Inc	14,180
1,392		Precision Castparts Corp	72,120
330		Quanex Corp	16,490

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
200	*	RTI International Metals, Inc	7,590
341		Schnitzer Steel Industries, Inc (Class A)	10,431
425		Steel Dynamics, Inc	15,092
400		Steel Technologies, Inc	11,196
179	*	Superior Essex, Inc	3,609
241		Texas Industries, Inc	12,011
204	*	Titanium Metals Corp	12,905
314		Tredegar Corp	4,047
1,205		United States Steel Corp	57,924
200	*	Wheeling-Pittsburgh Corp	1,804
735		Worthington Industries, Inc	14,119

		TOTAL PRIMARY METAL INDUSTRIES	1,203,761

PRINTING AND PUBLISHING - 0.73%
464	*	ACCO Brands Corp	11,368
600		American Greetings Corp (Class A)	13,182
230		Banta Corp	11,454
1,155		Belo (A.H.) Corp Series A	24,729
300		Bowne & Co, Inc	4,452
526	*	Cenveo, Inc	6,922
100	*	Consolidated Graphics, Inc	4,734
73		Courier Corp	2,507
46		CSS Industries, Inc	1,414
1,588		Dex Media, Inc	43,019
594		Dow Jones & Co, Inc	21,081
727	*	Dun & Bradstreet Corp	48,680
149		Ennis, Inc	2,707
861		EW Scripps Co	41,345
2,727		Gannett Co, Inc	165,174
700		Harte-Hanks, Inc	18,473
621		Hollinger International, Inc	5,564
268		John H Harland Co	10,077
600		John Wiley & Sons, Inc (Class A)	23,424
215		Journal Communications, Inc	2,999
446		Journal Register Co	6,668
787		Knight Ridder, Inc	49,817
478		Lee Enterprises, Inc	17,643
239	*	Martha Stewart Living Omnimedia, Inc (Class A)	4,166
269		McClatchy Co (Class A)	15,898
4,103		McGraw-Hill Cos, Inc	211,838
232		Media General, Inc (Class A)	11,762
451		Meredith Corp	23,605
1,607		New York Times Co (Class A)	42,505
100	*	Playboy Enterprises, Inc (Class B)	1,389
300	*	Presstek, Inc	2,712
1,202	*	Primedia, Inc	1,935
281	*	R.H. Donnelley Corp	17,315
2,310		R.R. Donnelley & Sons Co	79,025
973		Reader’s Digest Association, Inc (Class A)	14,809
100		Schawk, Inc	2,075
300	*	Scholastic Corp	8,553
235		Standard Register Co	3,715
200		Thomas Nelson, Inc	4,930
2,617		Tribune Co	79,190
554	*	Valassis Communications, Inc	16,105
57		Washington Post Co (Class B)	43,605

		TOTAL PRINTING AND PUBLISHING	1,122,565

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
RAILROAD TRANSPORTATION - 0.58%
4,082		Burlington Northern Santa Fe Corp	289,087
2,333		CSX Corp	118,446
342		Florida East Coast Industries	14,491
246	*	Genesee & Wyoming, Inc (Class A)	9,237
850	*	Kansas City Southern Industries, Inc	20,766
4,406		Norfolk Southern Corp	197,521
2,871		Union Pacific Corp	231,144

		TOTAL RAILROAD TRANSPORTATION	880,692

REAL ESTATE - 0.10%
367	*	Alderwoods Group, Inc	5,824
82	*	California Coastal Communities, Inc	3,217
529	*	CB Richard Ellis Group, Inc	31,132
59		Consolidated-Tomoka Land Co	4,183
660		Forest City Enterprises, Inc (Class A)	25,034
359		Jones Lang LaSalle, Inc	18,075
803		St. Joe Co	53,978
1,142		Stewart Enterprises, Inc (Class A)	6,178
325	*	Trammell Crow Co	8,336

		TOTAL REAL ESTATE	155,957

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.11%
101	*	Applied Films Corp	2,098
600		Cooper Tire & Rubber Co	9,192
100	*	Deckers Outdoor Corp	2,762
1,761	*	Goodyear Tire & Rubber Co	30,606
662	*	Jarden Corp	19,959
353		Schulman (A.), Inc	7,597
891	*	Sealed Air Corp	50,047
400	*	Skechers U.S.A., Inc (Class A)	6,128
267		Spartech Corp	5,861
200		Titan International, Inc	3,450
122	*	Trex Co, Inc	3,422
500		Tupperware Corp	11,200
331		West Pharmaceutical Services, Inc	8,285

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	160,607

SECURITY AND COMMODITY BROKERS - 2.52%
850		A.G. Edwards. Inc	39,831
2,353		Ameriprise Financial, Inc	96,473
2,646		Ameritrade Holding Corp	63,504
310	*	Archipelago Holdings, Inc	15,429
1,285		Bear Stearns Cos, Inc	148,456
73		BKF Capital Group, Inc	1,383
216		BlackRock, Inc	23,432
200		Calamos Asset Management, Inc (Class A)	6,290
30	*	Cbot Holdings, Inc	2,813
11,423		Charles Schwab Corp	167,575
362		Chicago Mercantile Exchange Holdings, Inc	133,031
4,066	*	E*Trade Financial Corp	84,817
1,588		Eaton Vance Corp	43,448
943		Federated Investors, Inc (Class B)	34,929
1,770		Franklin Resources, Inc	166,398
69		GAMCO Investors, Inc	3,004
100	*	GFI Group, Inc	4,743

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
4,325		Goldman Sachs Group, Inc	552,346
126		Greenhill & Co, Inc	7,076
200	*	IntercontinentalExchange, Inc	7,270
120	*	International Securities Exchange, Inc	3,302
452	*	Investment Technology Group, Inc	16,019
2,596		Janus Capital Group, Inc	48,363
498		Jefferies Group, Inc	22,400
1,234	*	Knight Capital Group, Inc	12,204
600	*	LaBranche & Co, Inc	6,066
1,249		Legg Mason, Inc	149,493
3,026		Lehman Brothers Holdings, Inc	387,842
239	*	MarketAxess Holdings, Inc	2,732
10,268		Merrill Lynch & Co, Inc	695,452
11,887		Morgan Stanley	674,468
91	*	Morningstar, Inc	3,152
468	*	Nasdaq Stock Market, Inc	16,464
557		Nuveen Investments, Inc	23,739
300		optionsXpress Holdings, Inc	7,365
190	*	Piper Jaffray Cos	7,676
600		Raymond James Financial, Inc	22,602
680		SEI Investments Co	25,160
100	*	Stifel Financial Corp	3,759
121		SWS Group, Inc	2,534
1,377		T Rowe Price Group, Inc	99,185
877		Waddell & Reed Financial, Inc (Class A)	18,391

		TOTAL SECURITY AND COMMODITY BROKERS	3,850,616

SOCIAL SERVICES - 0.02%
250	*	Bright Horizons Family Solutions, Inc	9,262
97	*	Providence Service Corp	2,793
619	*	Res-Care, Inc	10,752

		TOTAL SOCIAL SERVICES	22,807

SPECIAL TRADE CONTRACTORS - 0.04%
313	*	AsiaInfo Holdings, Inc	1,245
266		Chemed Corp	13,215
409		Comfort Systems USA, Inc	3,763
596	*	Dycom Industries, Inc	13,112
136	*	EMCOR Group, Inc	9,184
400	*	Insituform Technologies, Inc (Class A)	7,748
1,376	*	Quanta Services, Inc	18,122

		TOTAL SPECIAL TRADE CONTRACTORS	66,389

STONE, CLAY, AND GLASS PRODUCTS - 0.11%
311		Apogee Enterprises, Inc	5,044
280	*	Cabot Microelectronics Corp	8,212
202		CARBO Ceramics, Inc	11,417
194		Eagle Materials, Inc	23,738
1,800		Gentex Corp	35,100
361		Lafarge North America, Inc	19,862
141		Libbey, Inc	1,441
1,609	*	Owens-Illinois, Inc	33,853
385	b,*	USG Corp	25,025

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	163,692

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
TEXTILE MILL PRODUCTS - 0.01%
200	*	Dixie Group, Inc	2,756
200		Oxford Industries, Inc	10,940
300		Xerium Technologies, Inc	2,523

		TOTAL TEXTILE MILL PRODUCTS	16,219

TOBACCO PRODUCTS - 1.24%
22,499		Altria Group, Inc	1,681,125
819		Loews Corp (Carolina Group)	36,028
1,004		Reynolds American, Inc	95,711
341		Universal Corp (Virginia)	14,786
1,753		UST, Inc	71,575
254		Vector Group Ltd	4,615

		TOTAL TOBACCO PRODUCTS	1,903,840

TRANSPORTATION BY AIR - 0.43%
608	*	ABX Air, Inc	4,761
995	*	Airtran Holdings, Inc	15,950
248	*	Alaska Air Group, Inc	8,859
1,700	*	AMR Corp	37,791
920	*	Continental Airlines, Inc (Class B)	19,596
356	*	EGL, Inc	13,375
622	*	ExpressJet Holdings, Inc	5,032
3,293		FedEx Corp	340,463
550	*	Frontier Airlines, Inc	5,082
1,540	*	JetBlue Airways Corp	23,685
200	*	Mesa Air Group, Inc	2,092
281	*	Offshore Logistics, Inc	8,205
400	*	Pinnacle Airlines Corp	2,668
300	*	Republic Airways Holdings, Inc	4,560
600		Skywest, Inc	16,116
8,594		Southwest Airlines Co	141,199
544	*	World Air Holdings, Inc	5,233

		TOTAL TRANSPORTATION BY AIR	654,667

TRANSPORTATION EQUIPMENT - 2.37%
153		A.O. Smith Corp	5,370
335	*	AAR Corp	8,023
300	*	Accuride Corp	3,870
148	*	Aftermarket Technology Corp	2,877
449		American Axle & Manufacturing Holdings, Inc	8,230
200		Arctic Cat, Inc	4,012
365	*	Armor Holdings, Inc	15,567
738		ArvinMeritor, Inc	10,620
1,039		Autoliv, Inc	47,191
8,939		Boeing Co	627,875
1,075		Brunswick Corp	43,710
540		Clarcor, Inc	16,043
200		Coachmen Industries, Inc	2,362
1,700		Dana Corp	12,206
400		Federal Signal Corp	6,004
570	*	Fleetwood Enterprises, Inc	7,040
19,288		Ford Motor Co	148,903
100		Freightcar America, Inc	4,808
575	*	GenCorp, Inc	10,206
2,203		General Dynamics Corp	251,252
4,900		General Motors Corp	95,158
1,960		Genuine Parts Co	86,083
1,292		Goodrich Corp	53,101

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
200		Greenbrier Cos, Inc	5,680
300	*	Group 1 Automotive, Inc	9,429
3,111		Harley-Davidson, Inc	160,185
468		Harsco Corp	31,595
801	*	Hayes Lemmerz International, Inc	2,820
225		Heico Corp	5,823
975		ITT Industries, Inc	100,250
540		JLG Industries, Inc	24,656
200		Kaman Corp (Class A)	3,938
4,007		Lockheed Martin Corp	254,965
483		Martin Marietta Materials, Inc	37,056
220		Monaco Coach Corp	2,926
654	*	Navistar International Corp	18,717
3,858		Northrop Grumman Corp	231,904
485	*	Orbital Sciences Corp	6,227
768		Oshkosh Truck Corp	34,245
1,896		Paccar, Inc	131,260
1,683	*	Pactiv Corp	37,026
457		Polaris Industries, Inc	22,941
296	*	R&B, Inc	2,806
4,935		Raytheon Co	198,140
89	*	Sequa Corp (Class A)	6,145
100		Standard Motor Products, Inc	923
200		Superior Industries International, Inc	4,452
547	*	Tenneco, Inc	10,727
1,251		Textron, Inc	96,302
400		Thor Industries, Inc	16,028
436		Trinity Industries, Inc	19,215
229	*	Triumph Group, Inc	8,384
456	*	TRW Automotive Holdings Corp	12,016
11,124		United Technologies Corp	621,943
1,603	*	Visteon Corp	10,035
270		Wabash National Corp	5,143
492		Westinghouse Air Brake Technologies Corp	13,235
353		Winnebago Industries, Inc	11,748

		TOTAL TRANSPORTATION EQUIPMENT	3,629,396

TRANSPORTATION SERVICES - 0.20%
104		Ambassadors Group, Inc	2,380
1,782		CH Robinson Worldwide, Inc	65,987
2,205	*	Expedia, Inc	52,832
1,192		Expeditors International Washington, Inc	80,472
438		GATX Corp	15,803
400	*	HUB Group, Inc	14,140
711		Lear Corp	20,235
4,194	v*	McLeod (Escrow)	(0)
400		Pacer International, Inc	10,424
261	*	Pegasus Solutions, Inc	2,341
262	*	RailAmerica, Inc	2,879
1,430		Sabre Holdings Corp	34,477

		TOTAL TRANSPORTATION SERVICES	301,970

TRUCKING AND WAREHOUSING - 0.46%
300		Arkansas Best Corp	13,104
612		CNF, Inc	34,205
100	*	Covenant Transport, Inc (Class A)	1,398
289		Forward Air Corp	10,592

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
300	*	Frozen Food Express Industries	3,309
378		Heartland Express, Inc	7,670
1,272		J.B. Hunt Transport Services, Inc	28,798
760		Landstar System, Inc	31,722
262	*	Old Dominion Freight Line	7,069
60	*	P.A.M. Transportation Services, Inc	1,067
133	*	SCS Transportation, Inc	2,826
715	*	SIRVA, Inc	5,720
654	*	Swift Transportation Co, Inc	13,276
200	*	U.S. Xpress Enterprises, Inc (Class A)	3,476
6,683		United Parcel Service, Inc (Class B)	502,227
200	*	USA Truck, Inc	5,826
457		Werner Enterprises, Inc	9,003
611	*	Yellow Roadway Corp	27,257

		TOTAL TRUCKING AND WAREHOUSING	708,545

WATER TRANSPORTATION - 0.05%
464		Alexander & Baldwin, Inc	25,167
200	*	Gulfmark Offshore, Inc	5,924
153	*	Hornbeck Offshore Services, Inc	5,003
256	*	Kirby Corp	13,356
92		Maritrans, Inc	2,394
600	*	Odyssey Marine Exploration, Inc	2,124
300		Overseas Shipholding Group, Inc	15,117

		TOTAL WATER TRANSPORTATION	69,085

WHOLESALE TRADE-DURABLE GOODS - 0.44%
100	*	1-800 Contacts, Inc	1,171
1,016		Adesa, Inc	24,811
200		Agilysys, Inc	3,644
300		Applied Industrial Technologies, Inc	10,107
1,174	*	Arrow Electronics, Inc	37,603
356	*	Aviall, Inc	10,253
1,639	*	Avnet, Inc	39,238
400		Barnes Group, Inc	13,200
173	*	Beacon Roofing Supply, Inc	4,970
300		BlueLinx Holdings, Inc	3,375
592		BorgWarner, Inc	35,893
148		Building Material Holding Corp	10,095
200	*	Castle (A.M.) & Co	4,368
1,300	*	Cytyc Corp	36,699
400	*	Digi International, Inc	4,196
130	*	Drew Industries, Inc	3,665
280	*	Genesis Microchip, Inc	5,065
702		Hughes Supply, Inc	25,167
300	*	Huttig Building Products, Inc	2,520
1,300		IKON Office Solutions, Inc	13,533
1,362	*	Ingram Micro, Inc (Class A)	27,145
468	*	Insight Enterprises, Inc	9,177
133	*	Interline Brands, Inc	3,026
94	*	Keystone Automotive Industries, Inc	2,959
600		Knight Transportation, Inc	12,438
45		Lawson Products, Inc	1,698
155	*	LKQ Corp	5,366
400	*	Merge Technologies, Inc	10,016
222	*	Navarre Corp	1,228
1,273		Omnicare, Inc	72,841

TIAA-CREF Life Funds - Stock Index Fund

SHARES			VALUE
419		Owens & Minor, Inc	11,535
1,452	*	Patterson Cos, Inc	48,497
614		PEP Boys-Manny Moe & Jack	9,142
600	*	PSS World Medical, Inc	8,904
300		Reliance Steel & Aluminum Co	18,336
500		Ryerson Tull, Inc	12,160
567		SCP Pool Corp	21,104
32	*	Strattec Security Corp	1,293
616	*	Tech Data Corp	24,443
296	*	Tyler Technologies, Inc	2,599
840		W.W. Grainger, Inc	59,724
340	*	WESCO International, Inc	14,528
95	*	West Marine, Inc	1,328

		TOTAL WHOLESALE TRADE-DURABLE GOODS	669,060

WHOLESALE TRADE-NONDURABLE GOODS - 0.94%
600		Airgas, Inc	19,740
359	*	Allscripts Healthcare Solutions, Inc	4,811
395	*	BioScrip, Inc	2,978
693		Brown-Forman Corp (Class B)	48,039
4,628		Cardinal Health, Inc	318,175
111	*	Central European Distribution Corp	4,456
1,619	*	Dean Foods Co	60,972
499	*	Endo Pharmaceuticals Holdings, Inc	15,100
100	*	Green Mountain Coffee Roasters, Inc	4,060
217	*	Hain Celestial Group, Inc	4,592
251		Handleman Co	3,117
936	*	Henry Schein, Inc	40,847
100		Kenneth Cole Productions, Inc (Class A)	2,550
400		K-Swiss, Inc (Class A)	12,976
3,257		McKesson Corp	168,029
511	*	Men’s Wearhouse, Inc	15,044
166		Myers Industries, Inc	2,420
80		Nash Finch Co	2,038
2,047		Nike, Inc (Class B)	177,659
559		Nu Skin Enterprises, Inc (Class A)	9,827
113	*	Nuco2, Inc	3,150
493	*	Performance Food Group Co	13,986
200	*	Perry Ellis International, Inc	3,800
200	*	Provide Commerce, Inc	6,622
524		Reebok International, Ltd	30,512
4,946		Safeway, Inc	117,022
371	*	School Specialty, Inc	13,519
100	*	Smart & Final, Inc	1,288
348	*	Source Interlink Cos, Inc	3,870
217	*	Spartan Stores, Inc	2,261
400		Stride Rite Corp	5,424
1,497		Supervalu, Inc	48,623
6,895		Sysco Corp	214,090
70		The Andersons, Inc	3,016
347	*	Tractor Supply Co	18,370
433	*	United Natural Foods, Inc	11,431
360	*	United Stationers, Inc	17,460

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,431,874

		TOTAL COMMON STOCKS (Cost $144,786,125)	152,276,046

TIAA-CREF Life Funds - Stock Index Fund

PRINCIPAL		VALUE
SHORT-TERM INVESTMENTS - 0.57%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.57%
$880,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	879,672

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	879,672

	TOTAL SHORT-TERM INVESTMENTS (Cost $879,834)	879,672

	TOTAL PORTFOLIO - 100.14% (Cost $145,665,959)	153,155,718
	OTHER ASSETS & LIABILITIES, NET - (0.14)%	(219,942)

	NET ASSETS - 100.00%	$152,935,776

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

v	Security valued at fair value.

ABBREVIATION:

SPDR	- Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $147,866,282. Net unrealized appreciation of portfolio investments aggregated $5,289,436 of which $32,401,188 related to appreciated portfolio investments and $27,111,752 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 100.17%
APPAREL AND ACCESSORY STORES - 0.68%
400		American Eagle Outfitters, Inc	$9,192
100	*	Charming Shoppes, Inc	1,320
400	*	Chico’s FAS, Inc	17,572
400		Foot Locker, Inc	9,436
2,591		Gap, Inc	45,705
1,200	*	Kohl’s Corp	58,320
1,800		Limited Brands, Inc	40,230
800		Nordstrom, Inc	29,920
400		Ross Stores, Inc	11,560

		TOTAL APPAREL AND ACCESSORY STORES	223,255

APPAREL AND OTHER TEXTILE PRODUCTS - 0.07%
470	*	Innovo Group, Inc	484
300		Liz Claiborne, Inc	10,746
200		Phillips-Van Heusen Corp	6,480
100		Polo Ralph Lauren Corp	5,614
100		Russell Corp	1,346

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	24,670

AUTO REPAIR, SERVICES AND PARKING - 0.02%
67		Bandag, Inc	2,859
68		Ryder System, Inc	2,789

		TOTAL AUTO REPAIR, SERVICES AND PARKING	5,648

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
200	*	Autozone, Inc	18,350
228	*	Carmax, Inc	6,311

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	24,661

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.36%
7,028		Home Depot, Inc	284,493
2,400		Lowe’s Cos, Inc	159,984

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	444,477

BUSINESS SERVICES - 6.70%
1,900	*	3Com Corp	6,840
1,494		Adobe Systems, Inc	55,218
257	*	Akamai Technologies, Inc	5,122
114	*	aQuantive, Inc	2,877
173	*	Arbinet-thexchange, Inc	1,213

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
337	*	Ariba, Inc	2,477
372	*	Audible, Inc	4,776
459	*	Autobytel, Inc	2,267
400		Autodesk, Inc	17,180
3,083		Automatic Data Processing, Inc	141,479
341	*	Bankrate, Inc	10,066
733	*	BEA Systems, Inc	6,890
744	*	BearingPoint, Inc	5,848
271	*	BISYS Group, Inc	3,797
100	*	Blue Coat Systems, Inc	4,572
379	*	BMC Software, Inc	7,766
550	*	Cadence Design Systems, Inc	9,306
500	*	Ceridian Corp	12,425
100	*	Checkfree Corp	4,590
190	*	Ciber, Inc	1,254
190	*	Citrix Systems, Inc	5,468
377	*	Click Commerce, Inc	7,925
2,141	*	CMGI, Inc	3,254
274	*	CNET Networks, Inc	4,025
1,121	*	Cogent Communications Group, Inc	6,154
420	*	Cognizant Technology Solutions Corp	21,147
593	*	Compuware Corp	5,319
700	*	Convergys Corp	11,095
100	*	CSG Systems International, Inc	2,232
400	*	DST Systems, Inc	23,964
3,064	*	eBay, Inc	132,518
800	*	Electronic Arts, Inc	41,848
2,351		Electronic Data Systems Corp	56,518
100	*	Equinix, Inc	4,076
151	*	F5 Networks, Inc	8,636
700	*	Fiserv, Inc	30,289
46	*	Getty Images, Inc	4,106
396	*	Google, Inc (Class A)	164,285
850		IMS Health, Inc	21,182
1,850	*	Innovative Solutions & Support, Inc	23,643
424	*	Intuit, Inc	22,599
246	*	Iron Mountain, Inc	10,386
739	*	iVillage, Inc	5,927
200		Jack Henry & Associates, Inc	3,816
1,295	*	Juniper Networks, Inc	28,879
136	*	Jupitermedia Corp	2,010
100	*	Keynote Systems, Inc	1,285
300	*	Lamar Advertising Co	13,842
242	*	Lionbridge Technologies	1,699
100		Manpower, Inc	4,650
288	*	Matrixone, Inc	1,437
27,550		Microsoft Corp	720,433
544	*	Monster Worldwide, Inc	22,206
200	*	NAVTEQ Corp	8,774
200	*	NCR Corp	6,788
900	*	Novell, Inc	7,947
900		Omnicom Group, Inc	76,617
11,900	*	Oracle Corp	145,299
371	*	Packeteer, Inc	2,883
300	*	Perot Systems Corp (Class A)	4,242
300	*	Red Hat, Inc	8,172
600		Robert Half International, Inc	22,734
500	*	Sapient Corp	2,845
1,000		Siebel Systems, Inc	10,580
520	*	Spherion Corp	5,205
600		Startek, Inc	10,800

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
8,700	*	Sun Microsystems, Inc	36,453
3,119	*	Symantec Corp	54,583
170	*	Synopsys, Inc	3,410
700		Total System Services, Inc	13,853
165	*	Travelzoo, Inc	3,630
600	*	Unisys Corp	3,498
249		United Online, Inc	3,541
200	*	Universal Compression Holdings, Inc	8,224
273	*	Vasco Data Security International	2,692
700	*	VeriSign, Inc	15,344

		TOTAL BUSINESS SERVICES	2,180,930

CHEMICALS AND ALLIED PRODUCTS - 8.13%
2,802	*	Aastrom Biosciences, Inc	5,912
200	*	Abgenix, Inc	4,302
100	*	Adolor Corp	1,460
1,700		Air Products & Chemicals, Inc	100,623
100	*	Alexion Pharmaceuticals, Inc	2,025
100	*	Alkermes, Inc	1,912
100	*	American Pharmaceutical Partners, Inc	3,879
3,911	*	Amgen, Inc	308,421
100	*	Atherogenics, Inc	2,001
359	*	AVANIR Pharmaceuticals	1,235
1,000		Avery Dennison Corp	55,270
1,300		Avon Products, Inc	37,115
525	*	Barr Pharmaceuticals, Inc	32,702
600	*	Bentley Pharmaceuticals, Inc	9,846
200	*	Bioenvision, Inc	1,306
1,074	*	Biogen Idec, Inc	48,684
400	*	BioMarin Pharmaceuticals, Inc	4,312
325		Cabot Corp	11,635
300	*	Cell Therapeutics, Inc	654
100	*	Cephalon, Inc	6,474
200	*	Chattem, Inc	7,278
639		Clorox Co	36,353
1,903		Colgate-Palmolive Co	104,380
200	*	Cubist Pharmaceuticals, Inc	4,250
504	*	Dendreon Corp	2,732
474		Diagnostic Products Corp	23,013
93	*	Digene Corp	2,713
518	*	Dov Pharmaceutical, Inc	7,604
3,076	*	Durect Corp	15,595
200	*	Dusa Pharmaceuticals, Inc	2,154
1,600		Ecolab, Inc	58,032
300	*	Encysive Pharmaceuticals, Inc	2,367
1,100		Engelhard Corp	33,165
200	*	EPIX Pharmaceuticals, Inc	808
532	*	First Horizon Pharmaceutical Corp	9,177
1,700	*	Forest Laboratories, Inc	69,156
808	*	Genzyme Corp	57,190
300	*	Geron Corp	2,583
1,594	*	Gilead Sciences, Inc	83,892
268		H.B. Fuller Co	8,595
200	*	Hi-Tech Pharmacal Co, Inc	8,858
500	*	Human Genome Sciences, Inc	4,280

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
500	*	Immunogen, Inc	2,565
261	*	Inverness Medical Innovations, Inc	6,188
100	*	Invitrogen Corp	6,664
1,196	*	King Pharmaceuticals, Inc	20,236
100	*	Kos Pharmaceuticals, Inc	5,173
300	*	KV Pharmaceutical Co (Class A)	6,180
200		Mannatech, Inc	2,762
300	*	Martek Biosciences Corp	7,383
200	*	Medarex, Inc	2,770
600		Medicis Pharmaceutical Corp (Class A)	19,230
668	*	Medimmune, Inc	23,393
9,394		Merck & Co, Inc	298,823
200	*	MGI Pharma, Inc	3,432
800	*	Millennium Pharmaceuticals, Inc	7,760
1,501		Mylan Laboratories, Inc	29,960
400	*	Nabi Biopharmaceuticals	1,352
118	*	Nastech Pharmaceutical Co, Inc	1,737
499		Natures Sunshine Products, Inc	9,022
442	*	Noven Pharmaceuticals, Inc	6,687
100	*	NPS Pharmaceuticals, Inc	1,184
100	*	Nuvelo, Inc	811
200	*	OraSure Technologies, Inc	1,764
100	*	OSI Pharmaceuticals, Inc	2,804
1,100	*	Pain Therapeutics, Inc	7,436
200	*	Par Pharmaceutical Cos, Inc	6,268
400	*	Penwest Pharmaceuticals Co	7,808
1,206		Perrigo Co	17,981
200	*	Pharmion Corp	3,554
200	*	Pozen, Inc	1,918
2,250		Praxair, Inc	119,160
10,956		Procter & Gamble Co	634,133
227	*	Progenics Pharmaceuticals, Inc	5,677
200	*	Protein Design Labs, Inc	5,684
330	*	Renovis, Inc	5,049
1,335		Rohm & Haas Co	64,641
500		RPM International, Inc	8,685
450	*	Salix Pharmaceuticals Ltd	7,911
200	*	Sepracor, Inc	10,320
500		Sigma-Aldrich Corp	31,645
1,817	*	StemCells, Inc	6,269
500	*	SuperGen, Inc	2,525
200	*	Tanox, Inc	3,274
58	*	United Therapeutics Corp	4,009
300		Valspar Corp	7,401
200	*	Vertex Pharmaceuticals, Inc	5,534
600	*	Watson Pharmaceuticals, Inc	19,506
529	*	Zymogenetics, Inc	8,998

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,647,209

COMMUNICATIONS - 5.01%
1,251		Alltel Corp	78,938
800	*	American Tower Corp (Class A)	21,680
14,311		AT&T, Inc	350,476
1,200	*	Avaya, Inc	12,804
7,100		BellSouth Corp	192,410

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
100		Citizens Communications Co	1,223
5,829	*	Comcast Corp (Class A)	151,321
2,200	*	Comcast Corp (Special Class A)	56,518
1,244	*	IAC/InterActiveCorp	35,218
1,820	*	Liberty Global, Inc	40,950
17,896	*	Liberty Media Corp (Class A)	140,842
200	*	Novatel Wireless, Inc	2,422
100	*	NTL, Inc	6,808
7,684		Sprint Nextel Corp	179,498
279	*	TiVo, Inc	1,428
600	*	Univision Communications, Inc (Class A)	17,634
10,976		Verizon Communications, Inc	330,597
400	*	XM Satellite Radio Holdings, Inc	10,912

		TOTAL COMMUNICATIONS	1,631,679

DEPOSITORY INSTITUTIONS - 9.98%
1,500		AmSouth Bancorp	39,315
3,100		BB&T Corp	129,921
800		Comerica, Inc	45,408
3,400		Fifth Third Bancorp	128,248
200		First Horizon National Corp	7,688
200		Fremont General Corp	4,645
1,200		Golden West Financial Corp	79,200
13,700		JPMorgan Chase & Co	543,753
2,600		Keycorp	85,618
300		M&T Bank Corp	32,715
700		Marshall & Ilsley Corp	30,128
1,900		Mellon Financial Corp	65,075
3,954		National City Corp	132,736
577		New York Community Bancorp, Inc	9,531
1,959		North Fork Bancorporation, Inc	53,598
700		Northern Trust Corp	36,274
1,549		PNC Financial Services Group, Inc	95,775
500		Popular, Inc	10,575
20	v*	Popular, Inc	3
2,864		Regions Financial Corp	97,834
600		Sovereign Bancorp, Inc	12,972
1,500		State Street Corp	83,160
2,000		SunTrust Banks, Inc	145,520
900		Synovus Financial Corp	24,309
9,700		US Bancorp	289,933
300		UnionBanCal Corp	20,615
7,000		Wachovia Corp	370,020
5,990		Washington Mutual, Inc	260,565
6,600		Wells Fargo & Co	414,678

		TOTAL DEPOSITORY INSTITUTIONS	3,249,812

EATING AND DRINKING PLACES - 0.91%
900		AFC Enterprises	13,608
100		CKE Restaurants, Inc	1,351
493		Darden Restaurants, Inc	19,168
6,966		McDonald’s Corp	234,894
241		Outback Steakhouse, Inc	10,028
300		Wendy’s International, Inc	16,578

		TOTAL EATING AND DRINKING PLACES	295,627

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
EDUCATIONAL SERVICES - 0.01%
100	*	Career Education Corp	3,372

		TOTAL EDUCATIONAL SERVICES	3,372

ELECTRIC, GAS, AND SANITARY SERVICES - 5.03%
2,950	*	AES Corp	46,699
696		AGL Resources, Inc	24,228
1,233		Allete, Inc	54,252
3,459	*	Aquila, Inc	12,452
800		Atmos Energy Corp	20,928
2,028		Avista Corp	35,916
900		Black Hills Corp	31,149
500		Cascade Natural Gas Corp	9,755
400	*	Casella Waste Systems, Inc (Class A)	5,116
1,447		Cleco Corp	30,170
3,007		DPL, Inc	78,212
2,300		Empire District Electric Co	46,759
300		Energen Corp	10,896
2,200		Hawaiian Electric Industries, Inc	56,980
2,200		Idacorp, Inc	64,460
2,445		KeySpan Corp	87,262
1,615		Kinder Morgan, Inc	148,499
500		MGE Energy, Inc	16,955
2,400		National Fuel Gas Co	74,856
4,686		NiSource, Inc	97,750
1,092		Nicor, Inc	42,927
4,600		OGE Energy Corp	123,234
733		Otter Tail Corp	21,242
779		Peoples Energy Corp	27,320
4,300		Pepco Holdings, Inc	96,191
4,159		Puget Energy, Inc	84,927
926		Questar Corp	70,098
200		Resource America, Inc (Class A)	3,410
2,000	*	Sierra Pacific Resources	26,080
400	*	Southern Union Co	9,452
400		UGI Corp	8,240
1,155		Unisource Energy Corp	36,036
287		WGL Holdings, Inc	8,627
550	*	Waste Connections, Inc	18,953
600		Western Gas Resources, Inc	28,254
3,378		Williams Cos, Inc	78,268

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,636,553

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.65%
257	*	ADC Telecommunications, Inc	5,741
1,162	*	Advanced Micro Devices, Inc	35,557
292	*	Agere Systems, Inc	3,767
1,000	*	Altera Corp	18,530
700		American Power Conversion Corp	15,400
512		Ametek, Inc	21,780
1,100		Analog Devices, Inc	39,457
555	*	Andrew Corp	5,955
500	*	Artesyn Technologies, Inc	5,150
161		Baldor Electric Co	4,130

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
600	*	Broadcom Corp (Class A)	28,290
136	*	Broadwing Corp	823
500	*	Brocade Communications Systems, Inc	2,035
240	*	C-COR, Inc	1,166
1,400	*	Ciena Corp	4,158
19,100	*	Cisco Systems, Inc	326,992
300	*	Comverse Technology, Inc	7,977
100	*	Ditech Communications Corp	835
427	*	Emcore Corp	3,168
3,178		Emerson Electric Co	237,397
23	*	EndWave Corp	271
1,100	*	Finisar Corp	2,288
900	*	Freescale Semiconductor, Inc (Class B)	22,653
100		Harman International Industries, Inc	9,785
300	*	Harmonic, Inc	1,455
20,009		Intel Corp	499,425
100	*	Interdigital Communications Corp	1,832
100		Intersil Corp (Class A)	2,488
142	*	Kemet Corp	1,004
77		Lincoln Electric Holdings, Inc	3,054
1,277	*	LSI Logic Corp	10,216
14,900	*	Lucent Technologies, Inc	39,634
700		Maxim Integrated Products, Inc	25,368
155	*	McData Corp (Class A)	589
200		Microchip Technology, Inc	6,430
1,432	*	Micron Technology, Inc	19,060
800		Molex, Inc	20,760
7,400		Motorola, Inc	167,166
1,600	*	MRV Communications, Inc	3,280
1,200		National Semiconductor Corp	31,176
1,000	*	Network Appliance, Inc	27,000
236	*	Novellus Systems, Inc	5,692
100	*	Openwave Systems, Inc	1,747
1,800	*	Optical Communication Products, Inc	4,158
200	*	Power-One, Inc	1,204
4,800		Qualcomm, Inc	206,784
504	*	Quantum Fuel Systems Technologies Worldwide, Inc	1,351
452		Scientific-Atlanta, Inc	19,468
3,571	*	Sirius Satellite Radio, Inc	23,926
400	*	Sycamore Networks, Inc	1,728
200		Teleflex, Inc	12,996
1,300	*	Tellabs, Inc	14,170
900	*	Terayon Communication Systems, Inc	2,079
4,974		Texas Instruments, Inc	159,516
538	*	Thomas & Betts Corp	22,574
110	*	Utstarcom, Inc	887
541	*	Vitesse Semiconductor Corp	1,039
800		Xilinx, Inc	20,168
625	*	Zhone Technologies, Inc	1,325

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,164,054

ENGINEERING AND MANAGEMENT SERVICES - 0.52%
200	*	Amylin Pharmaceuticals, Inc	7,984
200	*	Antigenics, Inc	952
200	*	Applera Corp (Celera Genomics Group)	2,192

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
200	*	Ariad Pharmaceuticals, Inc	1,170
100	*	CV Therapeutics, Inc	2,473
300	*	CuraGen Corp	924
400	*	deCODE genetics, Inc	3,304
87	*	Digitas, Inc	1,089
200	*	ICOS Corp	5,526
767	*	Incyte Corp	4,096
435	*	Isis Pharmaceuticals, Inc	2,279
100	*	Lexicon Genetics, Inc	365
200	*	Luminex Corp	2,324
1,234		Moody’s Corp	75,792
1,352		Paychex, Inc	51,538
211	*	Regeneron Pharmaceuticals, Inc	3,365
500	*	Seattle Genetics, Inc	2,360
100	*	Symyx Technologies, Inc	2,729

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	170,462

FABRICATED METAL PRODUCTS - 0.67%
360		Commercial Metals Co	13,514
558		Dynamic Materials Corp	16,751
600	*	Global Power Equipment Group, Inc	2,712
100		Gulf Island Fabrication, Inc	2,431
2,001		Illinois Tool Works, Inc	176,068
100	*	Jacuzzi Brands, Inc	840
147		Snap-On, Inc	5,521

		TOTAL FABRICATED METAL PRODUCTS	217,837

FOOD AND KINDRED PRODUCTS - 3.53%
1,403		Campbell Soup Co	41,767
9,000		Coca-Cola Co	362,790
1,262		Coca-Cola Enterprises, Inc	24,193
1,600		General Mills, Inc	78,912
1,908		H.J. Heinz Co	64,338
1,164		Hershey Co	64,311
1,664		Kellogg Co	71,918
300		Pepsi Bottling Group, Inc	8,583
6,321		PepsiCo, Inc	373,445
900		Wrigley (Wm.) Jr Co	59,841

		TOTAL FOOD AND KINDRED PRODUCTS	1,150,098

FOOD STORES - 0.64%
1,673		Albertson’s, Inc	35,719
3,000	*	Kroger Co	56,640
400	*	Pathmark Stores, Inc	3,996
3,234	*	Starbucks Corp	97,052
200		Whole Foods Market, Inc	15,478

		TOTAL FOOD STORES	208,885

FURNITURE AND FIXTURES - 0.81%
2,800	*	BE Aerospace, Inc	61,600
200		Hillenbrand Industries, Inc	9,882
1,200		Johnson Controls, Inc	87,492
700		Leggett & Platt, Inc	16,072
2,240		Masco Corp	67,626
867		Newell Rubbermaid, Inc	20,617

		TOTAL FURNITURE AND FIXTURES	263,289

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
865	*	Bed Bath & Beyond, Inc	31,270
1,050		Best Buy Co, Inc	45,654
500		Circuit City Stores, Inc	11,295
200		RadioShack Corp	4,206
100	*	Williams-Sonoma, Inc	4,315

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	96,740

GENERAL BUILDING CONTRACTORS - 0.51%
300		Centex Corp	21,447
1,241		DR Horton, Inc	44,341
200		KB Home	14,532
20		Lennar Corp (Class B)	1,134
400		Lennar Corp (Class A)	24,408
1,400		Pulte Homes, Inc	55,104
200	*	Toll Brothers, Inc	6,928

		TOTAL GENERAL BUILDING CONTRACTORS	167,894

GENERAL MERCHANDISE STORES - 1.34%
100	*	Big Lots, Inc	1,201
2,300		Costco Wholesale Corp	113,781
853		Dollar General Corp	16,267
700		Family Dollar Stores, Inc	17,353
900		JC Penney Co, Inc	50,040
500	*	Saks, Inc	8,430
2,000		TJX Cos, Inc	46,460
3,300		Target Corp	181,401

		TOTAL GENERAL MERCHANDISE STORES	434,933

HEALTH SERVICES - 0.92%
100	*	Apria Healthcare Group, Inc	2,411
1,087	*	Caremark Rx, Inc	56,296
100	*	Covance, Inc	4,855
225	*	Coventry Health Care, Inc	12,816
247	*	DaVita, Inc	12,508
100	*	Edwards Lifesciences Corp	4,161
600	*	Express Scripts, Inc	50,280
100	*	Gentiva Health Services, Inc	1,474
1,100		Health Management Associates, Inc (Class A)	24,156
100		Hooper Holmes, Inc	255
200	*	Laboratory Corp of America Holdings	10,770
300	*	Lincare Holdings, Inc	12,573
400		Manor Care, Inc	15,908
1,165	*	Medco Health Solutions, Inc	65,007
300	*	Nektar Therapeutics	4,938
80	*	Specialty Laboratories, Inc	1,044
400	*	Triad Hospitals, Inc	15,692
100		Universal Health Services, Inc (Class B)	4,674

		TOTAL HEALTH SERVICES	299,818

HOLDING AND OTHER INVESTMENT OFFICES - 2.38%
1,640		Allied Capital Corp	48,167
300		AMB Property Corp	14,751

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
800		Anworth Mortgage Asset Corp	5,840
917		Archstone-Smith Trust	38,413
100		AvalonBay Communities, Inc	8,925
800		Bimini Mortgage Management, Inc (Class A)	7,240
300		Boston Properties, Inc	22,239
500		Crescent Real Estate Equities Co	9,910
879		Duke Realty Corp	29,359
3,646		Equity Office Properties Trust	110,583
1,718		Equity Residential	67,208
400		Friedman Billings Ramsey Group, Inc	3,960
400		General Growth Properties, Inc	18,796
400		Harris & Harris Group, Inc	5,560
300		Health Care Property Investors, Inc	7,668
900		Host Marriott Corp	17,055
700		HRPT Properties Trust	7,245
800		iStar Financial, Inc	28,520
1,200		Kimco Realty Corp	38,496
2,000		Luminent Mortgage Capital, Inc	15,020
800		New Plan Excel Realty Trust	18,544
1,000		Prologis	46,720
700		Public Storage, Inc	47,404
1,000		Simon Property Group, Inc	76,630
600		Vornado Realty Trust	50,082
789		Weingarten Realty Investors	29,832

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	774,167

HOTELS AND OTHER LODGING PLACES - 0.26%
1,000		Choice Hotels International, Inc	41,760
500	*	Gaylord Entertainment Co	21,795
401	*	Great Wolf Resorts, Inc	4,134
1,200	*	Lodgian, Inc	12,876
200		Marcus Corp	4,700

		TOTAL HOTELS AND OTHER LODGING PLACES	85,265

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.45%
4,166		3M Co	322,865
300	*	AGCO Corp	4,971
300		Alamo Group, Inc	6,150
900		American Standard Cos, Inc	35,955
1,942	*	Apple Computer, Inc	139,610
5,600		Applied Materials, Inc	100,464
300		Black & Decker Corp	26,088
100		CDW Corp	5,757
100	*	Cirrus Logic, Inc	668
334		Cummins, Inc	29,970
1,600		Deere & Co	108,976
7,100	*	Dell, Inc	212,929
6,841	*	EMC Corp	93,174
138	*	Emulex Corp	2,731
241	*	Entegris, Inc	2,270
583		Graco, Inc	21,268
990	*	Grant Prideco, Inc	43,679
9,119		Hewlett-Packard Co	261,077
5,500		International Business Machines Corp	452,100

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
389	*	Jabil Circuit, Inc	14,428
74	*	Lam Research Corp	2,640
300	*	Lexmark International, Inc	13,449
292		Modine Manufacturing Co	9,516
400		Nordson Corp	16,204
86	*	Nuance Communications, Inc	656
300		Pall Corp	8,058
220	*	Palm, Inc	6,996
200		Pentair, Inc	6,904
300	*	SanDisk Corp	18,846
508	*	Semitool, Inc	5,527
688		Smith International, Inc	25,532
3,788	*	Solectron Corp	13,864
200		SPX Corp	9,154
600		Stanley Works	28,824
500		Tennant Co	26,000
83	*	TurboChef Technologies, Inc	1,192
400	*	Varian Medical Systems, Inc	20,136
139	*	Western Digital Corp	2,587

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,101,215

INSTRUMENTS AND RELATED PRODUCTS - 6.04%
177	*	Advanced Medical Optics, Inc	7,399
100	*	Affymetrix, Inc	4,775
900		Allergan, Inc	97,164
1,300		Applera Corp (Applied Biosystems Group)	34,528
400		Bard (C.R.), Inc	26,368
283		Bausch & Lomb, Inc	19,216
3,100		Baxter International, Inc	116,715
200		Beckman Coulter, Inc	11,380
1,300		Becton Dickinson & Co	78,104
1,100		Biomet, Inc	40,227
100	*	Biosite, Inc	5,629
2,420	*	Boston Scientific Corp	59,266
200	*	Bruker BioSciences Corp	972
300		Dentsply International, Inc	16,107
100	*	FARO Technologies, Inc	2,000
256	*	Fisher Scientific International, Inc	15,836
1,140		Guidant Corp	73,815
100	*	Ista Pharmaceuticals, Inc	636
11,436		Johnson & Johnson	687,304
500		Kla-Tencor Corp	24,665
200	*	Lexar Media, Inc	1,642
4,866		Medtronic, Inc	280,136
71	*	MKS Instruments, Inc	1,270
200		Movado Group, Inc	3,660
500	*	Nanogen, Inc	1,310
100		Oakley, Inc	1,469
900		PerkinElmer, Inc	21,204
1,400		Pitney Bowes, Inc	59,150
1,400	*	St. Jude Medical, Inc	70,280
1,400		Stryker Corp	62,202
300		Tektronix, Inc	8,463
700	*	Thermo Electron Corp	21,091
300	*	TriPath Imaging, Inc	1,812
300	*	Waters Corp	11,340

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
2,673	*	Xerox Corp	39,159
900	*	Zimmer Holdings, Inc	60,696

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,966,990

INSURANCE AGENTS, BROKERS AND SERVICE - 0.75%
200		Brown & Brown, Inc	6,108
1,000		Crawford & Co (Class B)	5,760
600		Gallagher (Arthur J.) & Co	18,528
1,549		Hartford Financial Services Group, Inc	133,044
2,500		Marsh & McLennan Cos, Inc	79,400

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	242,840

INSURANCE CARRIERS - 5.95%
982		Aetna, Inc	92,612
2,900		Aflac, Inc	134,618
86	*	Alleghany Corp	24,424
700		Ambac Financial Group, Inc	53,942
1,400		Chubb Corp	136,710
500		Cigna Corp	55,850
2,061		Cincinnati Financial Corp	92,085
100		Erie Indemnity Co (Class A)	5,320
769		Fidelity National Financial, Inc	28,292
200		First American Corp	9,060
200	*	Health Net, Inc	10,310
600	*	Humana, Inc	32,598
800		Jefferson-Pilot Corp	45,544
1,300		Lincoln National Corp	68,939
700		MBIA, Inc	42,112
300		MGIC Investment Corp	19,746
468		Phoenix Cos, Inc	6,384
100	*	PMA Capital Corp (Class A)	913
200		PMI Group, Inc	8,214
1,800		Principal Financial Group	85,374
900		Progressive Corp	105,102
2,550		Prudential Financial, Inc	186,635
100		Radian Group, Inc	5,859
800		Safeco Corp	45,200
3,716		St. Paul Travelers Cos, Inc	165,994
4,464		UnitedHealth Group, Inc	277,393
1,200		UnumProvident Corp	27,300
200		W.R. Berkley Corp	9,524
2,012	*	WellPoint, Inc	160,537

		TOTAL INSURANCE CARRIERS	1,936,591

LEATHER AND LEATHER PRODUCTS - 0.09%
904	*	Coach, Inc	30,139

		TOTAL LEATHER AND LEATHER PRODUCTS	30,139

LUMBER AND WOOD PRODUCTS - 0.02%
400	*	Champion Enterprises, Inc	5,448

		TOTAL LUMBER AND WOOD PRODUCTS	5,448

METAL MINING - 0.23%
334		Cleveland-Cliffs, Inc	29,582
1,300		Royal Gold, Inc	45,149

		TOTAL METAL MINING	74,731

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.13%
200		Callaway Golf Co	2,768
271	*	K2, Inc	2,740
2,242		Mattel, Inc	35,468

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	40,976

MISCELLANEOUS RETAIL - 1.32%
886	*	Amazon.com, Inc	41,775
3,000		CVS Corp	79,260
200		Michaels Stores, Inc	7,074
700	*	Office Depot, Inc	21,980
200		Petsmart, Inc	5,132
16	*	Priceline.com, Inc	357
2,460		Staples, Inc	55,867
300		Tiffany & Co	11,487
3,700		Walgreen Co	163,762
1,280		World Fuel Services Corp	43,162

		TOTAL MISCELLANEOUS RETAIL	429,856

MOTION PICTURES - 1.78%
400		Carmike Cinemas, Inc	10,144
1,119	*	Discovery Holding Co (Class A)	16,953
200	*	Pixar	10,544
200		Regal Entertainment Group (Class A)	3,804
17,364		Time Warner, Inc	302,828
9,767		Walt Disney Co	234,115

		TOTAL MOTION PICTURES	578,388

NONDEPOSITORY INSTITUTIONS - 3.79%
200		Advanta Corp (Class A)	6,026
799		American Capital Strategies Ltd	28,932
5,053		American Express Co	260,027
300	*	AmeriCredit Corp	7,690
1,000		Beverly Hills Bancorp, Inc	10,370
1,150		Capital One Financial Corp	99,360
500		CapitalSource, Inc	11,200
1,023		CIT Group, Inc	52,971
2,300		Countrywide Financial Corp	78,637
800		Doral Financial Corp	8,480
3,500		Fannie Mae	170,835
100		First Marblehead Corp	3,287
3,200		Freddie Mac	209,120
5,571		MBNA Corp	151,253
900		MCG Capital Corp	13,132
2,200		SLM Corp	121,198

		TOTAL NONDEPOSITORY INSTITUTIONS	1,232,518

NONMETALLIC MINERALS, EXCEPT FUELS - 0.20%
900		AMCOL International Corp	18,468
700		Vulcan Materials Co	47,425

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	65,893

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
OIL AND GAS EXTRACTION - 4.69%
2,106		Anadarko Petroleum Corp	199,544
2,702		Apache Corp	185,141
118	*	Atlas America, Inc	7,106
600	*	Callon Petroleum Co	10,590
400	*	Cheniere Energy, Inc	14,888
1,191		Chesapeake Energy Corp	37,790
415		Cimarex Energy Co	17,849
174	*	Clayton Williams Energy, Inc	7,263
200	*	Comstock Resources, Inc	6,102
300	*	Delta Petroleum Corp	6,531
1,200	*	Denbury Resources, Inc	27,336
3,634		Devon Energy Corp	227,270
400	*	Edge Petroleum Corp	9,964
500	*	Energy Partners Ltd	10,895
800		ENSCO International, Inc	35,480
2,400		Equitable Resources, Inc	88,056
399	*	Forest Oil Corp	18,182
500	*	FX Energy, Inc	3,990
900	*	Global Industries Ltd	10,215
1,800	*	Grey Wolf, Inc	13,914
200	*	Harvest Natural Resources, Inc	1,776
404		Helmerich & Payne, Inc	25,012
118	*	Houston Exploration Co	6,230
500	*	KCS Energy, Inc	12,110
1,100	*	Meridian Resource Corp	4,620
483	*	National Oilwell Varco, Inc	30,284
600	*	Newfield Exploration Co	30,042
2,054		Noble Energy, Inc	82,776
929	*	PetroHawk Energy Corp	12,281
200	*	Petroleum Development Corp	6,668
1,009		Pioneer Natural Resources Co	51,732
529	*	Plains Exploration & Production Co	21,017
500		Pogo Producing Co	24,905
1,100	*	Pride International, Inc	33,825
600		Range Resources Corp	15,804
359		Rowan Cos, Inc	12,795
100	*	Stone Energy Corp	4,553
400	*	Swift Energy Co	18,028
500		Tidewater, Inc	22,230
104	*	Toreador Resources Corp	2,191
2,991	*	Transmontaigne, Inc	19,741
500	*	Veritas DGC, Inc	17,745
731		Vintage Petroleum, Inc	38,984
2,137		XTO Energy, Inc	93,900

		TOTAL OIL AND GAS EXTRACTION	1,527,355

PAPER AND ALLIED PRODUCTS - 0.74%
400		Bemis Co	11,148
2,000		Kimberly-Clark Corp	119,300
1,800		MeadWestvaco Corp	50,454
300		Packaging Corp of America	6,885
1,000		Sonoco Products Co	29,400
500		Temple-Inland, Inc	22,425

		TOTAL PAPER AND ALLIED PRODUCTS	239,612

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
PETROLEUM AND COAL PRODUCTS - 1.45%
1,976		EOG Resources, Inc	144,979
912		Frontier Oil Corp	34,227
400	*	Giant Industries, Inc	20,784
548	*	Headwaters, Inc	19,421
1,500		Sunoco, Inc	117,570
2,600		Valero Energy Corp	134,160

		TOTAL PETROLEUM AND COAL PRODUCTS	471,141

PRIMARY METAL INDUSTRIES - 1.09%
400	*	Aleris International, Inc	12,896
689	*	Century Aluminum Co	18,059
4,227	*	Corning, Inc	83,103
150		Gibraltar Industries, Inc	3,441
300		Hubbell, Inc (Class B)	13,536
300	*	Lone Star Technologies, Inc	15,498
100	*	Maverick Tube Corp	3,986
197		Mueller Industries, Inc	5,402
500	*	NS Group, Inc	20,905
1,080		Nucor Corp	72,058
100		Quanex Corp	4,997
672		Schnitzer Steel Industries, Inc (Class A)	20,557
259		Steel Dynamics, Inc	9,197
300		Steel Technologies, Inc	8,397
600	*	Superior Essex, Inc	12,096
500		Tredegar Corp	6,445
400	*	Wheeling-Pittsburgh Corp	3,608
2,105		Worthington Industries, Inc	40,437

		TOTAL PRIMARY METAL INDUSTRIES	354,618

PRINTING AND PUBLISHING - 1.03%
200		Dow Jones & Co, Inc	7,098
200	*	Dun & Bradstreet Corp	13,392
400		EW Scripps Co	19,208
2,186		McGraw-Hill Cos, Inc	112,863
522		New York Times Co (Class A)	13,807
1,000		R.R. Donnelley & Sons Co	34,210
1,975		Tribune Co	59,764
100		Washington Post Co (Class B)	76,500

		TOTAL PRINTING AND PUBLISHING	336,842

RAILROAD TRANSPORTATION - 0.44%
3,185		Norfolk Southern Corp	142,784

		TOTAL RAILROAD TRANSPORTATION	142,784

REAL ESTATE - 0.00% **
100		Stewart Enterprises, Inc (Class A)	541

		TOTAL REAL ESTATE	541

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
200		Cooper Tire & Rubber Co	3,064
170	*	Sealed Air Corp	9,549

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	12,613

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
SECURITY AND COMMODITY BROKERS - 2.60%
300		A.G. Edwards. Inc	14,058
811		Ameritrade Holding Corp	19,464
4,100		Charles Schwab Corp	60,147
200		Eaton Vance Corp	5,472
300		Federated Investors, Inc (Class B)	11,112
1,300		Franklin Resources, Inc	122,213
1,810		Goldman Sachs Group, Inc	231,155
500		Janus Capital Group, Inc	9,315
300		Legg Mason, Inc	35,907
4,236		Merrill Lynch & Co, Inc	286,904
69	*	Piper Jaffray Cos	2,788
300		SEI Investments Co	11,100
500		T Rowe Price Group, Inc	36,015

		TOTAL SECURITY AND COMMODITY BROKERS	845,650

SPECIAL TRADE CONTRACTORS - 0.02%
518	*	Quanta Services, Inc	6,822

		TOTAL SPECIAL TRADE CONTRACTORS	6,822

STONE, CLAY, AND GLASS PRODUCTS - 0.07%
100		Apogee Enterprises, Inc	1,622
150		CARBO Ceramics, Inc	8,478
51	*	Cabot Microelectronics Corp	1,496
14		Eagle Materials, Inc (Class B)	1,649
4		Eagle Materials, Inc	489
400		Gentex Corp	7,800

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	21,534

TEXTILE MILL PRODUCTS - 0.03%
200		Oxford Industries, Inc	10,940

		TOTAL TEXTILE MILL PRODUCTS	10,940

TRANSPORTATION BY AIR - 0.69%
945	*	AMR Corp	21,007
200	*	Airtran Holdings, Inc	3,206
700	*	Continental Airlines, Inc (Class B)	14,910
1,038		FedEx Corp	107,319
321	*	Frontier Airlines, Inc	2,966
225	*	JetBlue Airways Corp	3,461
390	*	Mesa Air Group, Inc	4,079
267		Skywest, Inc	7,172
3,789		Southwest Airlines Co	62,253

		TOTAL TRANSPORTATION BY AIR	226,373

TRANSPORTATION EQUIPMENT - 0.89%
200		American Axle & Manufacturing Holdings, Inc	3,666
400		ArvinMeritor, Inc	5,756
800		Autoliv, Inc	36,336
558		Brunswick Corp	22,688
1,400		Dana Corp	10,052
904	*	Fleetwood Enterprises, Inc	11,165
1,400		Genuine Parts Co	61,488
1,329		Harley-Davidson, Inc	68,430
230		Harsco Corp	15,527
200		JLG Industries, Inc	9,132

TIAA-CREF Life Funds - Social Choice Equity Fund

SHARES			VALUE
300		Standard Motor Products, Inc	2,769
200		Superior Industries International, Inc	4,452
800	*	Tenneco, Inc	15,688
400	*	TRW Automotive Holdings Corp	10,540
1,400	*	Visteon Corp	8,764
141		Wabash National Corp	2,686

		TOTAL TRANSPORTATION EQUIPMENT	289,139

TRANSPORTATION SERVICES - 0.09%
500		GATX Corp	18,040
421		Sabre Holdings Corp	10,150

		TOTAL TRANSPORTATION SERVICES	28,190

TRUCKING AND WAREHOUSING - 0.70%
3,044		United Parcel Service, Inc (Class B)	228,757

		TOTAL TRUCKING AND WAREHOUSING	228,757

WATER TRANSPORTATION - 0.10%
400	*	Gulfmark Offshore, Inc	11,848
600	*	Hornbeck Offshore Services, Inc	19,620

		TOTAL WATER TRANSPORTATION	31,468

WHOLESALE TRADE-DURABLE GOODS -0.74%
900		Adesa, Inc	21,978
1,100	*	Aviall, Inc	31,680
400		Barnes Group, Inc	13,200
100		BorgWarner, Inc	6,063
400	*	Castle (A.M.) & Co	8,736
100	*	Cytyc Corp	2,823
200		IKON Office Solutions, Inc	2,082
100	*	Ingram Micro, Inc (Class A)	1,993
300		Omnicare, Inc	17,166
400	*	Patterson Cos, Inc	13,360
450		Reliance Steel & Aluminum Co	27,504
1,805		Ryerson Tull, Inc	43,898
700		W.W. Grainger, Inc	49,770

		TOTAL WHOLESALE TRADE-DURABLE GOODS	240,253

WHOLESALE TRADE-NONDURABLE GOODS - 1.51%
600	*	Allscripts Healthcare Solutions, Inc	8,040
2,394		Cardinal Health, Inc	164,588
500	*	Endo Pharmaceuticals Holdings, Inc	15,130
1,500		McKesson Corp	77,385
1,000		Nike, Inc (Class B)	86,790
100		Reebok International, Ltd	5,823
1,808		Safeway, Inc	42,777
200		Stride Rite Corp	2,712
300		Supervalu, Inc	9,744
2,576		Sysco Corp	79,985

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	492,974

		TOTAL COMMON STOCKS (Cost $32,365,549)	32,614,526

TIAA-CREF Life Funds - Social Choice Equity Fund

PRINCIPAL		VALUE
SHORT-TERM INVESTMENTS - 0.80%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.80%
$260,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	259,903

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	259,903

	TOTAL SHORT-TERM INVESTMENTS (Cost $259,951)	259,903

	TOTAL PORTFOLIO - 100.97% (Cost $32,625,500)	32,874,429
	OTHER ASSETS & LIABILITIES, NET - (0.97)%	(317,133)

	NET ASSETS - 100.00%	$32,557,296

*	Non-income producing

**	Percentage represents less than 0.01%

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following

their	investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $32,635,425. Net unrealized appreciation of portfolio investments aggregated $239,004 of which $7,607,009 related to appreciated portfolio investments and $7,368,005 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 99.13%
AMUSEMENT AND RECREATION SERVICES - 0.32%
6,242	*	WMS Industries, Inc	$156,612

		TOTAL AMUSEMENT AND RECREATION SERVICES	156,612

APPAREL AND ACCESSORY STORES - 0.48%
13,462		Gap, Inc	237,470

		TOTAL APPAREL AND ACCESSORY STORES	237,470

APPAREL AND OTHER TEXTILE PRODUCTS - 0.09%
584		Liz Claiborne, Inc	20,919
405		VF Corp	22,412

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	43,331

BUSINESS SERVICES - 1.34%
3,000	*	Cognos, Inc (Canada)	104,130
1,250	*	Computer Sciences Corp	63,300
8,779		GTECH Holdings Corp	278,645
15,824	*	Manugistics Group, Inc	27,692
5,377	*	Redback Networks, Inc	75,601
4,649	*	United Rentals, Inc	108,740

		TOTAL BUSINESS SERVICES	658,108

CHEMICALS AND ALLIED PRODUCTS - 7.53%
7,376	*	Andrx Corp	121,483
6,276	*	Biogen Idec, Inc	284,491
6,376		Bristol-Myers Squibb Co	146,520
7,897		Colgate-Palmolive Co	433,150
7,653		Du Pont (E.I.) de Nemours & Co	325,253
9,586		Merck & Co, Inc	304,931
46,536		Pfizer, Inc	1,085,220
194,092		Rhodia S.A. (Spon ADR)	409,534
7,976	*	Rockwood Holdings, Inc	157,366
3,729	*	Sepracor, Inc	192,416
4,991		Wyeth	229,935

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,690,299

COAL MINING - 0.13%
6,984	*	International Coal Group, Inc	66,348

		TOTAL COAL MINING	66,348

COMMUNICATIONS - 4.19%
32,435		AT&T, Inc	794,333
8,953		BellSouth Corp	242,626
6,242	*	Liberty Media Corp (Class A)	49,124
13,796		Sprint Nextel Corp	322,275
21,448		Verizon Communications, Inc	646,014

		TOTAL COMMUNICATIONS	2,054,372

TIAA-CREF Life Funds - Large-Cap Value Fund

SHARES			VALUE
DEPOSITORY INSTITUTIONS - 19.64%
37,101		Bank of America Corp	1,712,211
10,724		Bank of New York Co, Inc	341,559
34,352		Citigroup, Inc	1,667,103
4,025		Fifth Third Bancorp	151,823
1,564		Greater Bay Bancorp	40,070
60,503		Hudson City Bancorp, Inc	733,296
40,584		JPMorgan Chase & Co	1,610,779
5,572		Marshall & Ilsley Corp	239,819
7,084		Mellon Financial Corp	242,627
86		National City Corp	2,887
931		New York Community Bancorp, Inc	15,380
5,697		Northern Trust Corp	295,219
805		PNC Financial Services Group, Inc	49,773
15	*	Resona Holdings, Inc	60,366
8,029		SunTrust Banks, Inc	584,190
12,343		US Bancorp	368,932
2,624		Wachovia Corp	138,705
12,003		Washington Mutual, Inc	522,130
13,581		Wells Fargo & Co	853,294

		TOTAL DEPOSITORY INSTITUTIONS	9,630,163

EATING AND DRINKING PLACES - 1.66%
20,995		Brinker International, Inc	811,667

		TOTAL EATING AND DRINKING PLACES	811,667

ELECTRIC, GAS, AND SANITARY SERVICES - 5.51%
18,034	*	Allegheny Energy, Inc	570,776
8,784		DPL, Inc	228,472
973		Dominion Resources, Inc	75,116
3,030		Duke Energy Corp	83,173
28,800	*	Dynegy, Inc (Class A)	139,392
11,000		FPL Group, Inc	457,160
516		MDU Resources Group, Inc	16,894
1,800	*	NRG Energy, Inc	84,816
6,840		Northeast Utilities	134,679
3,157		OGE Energy Corp	84,576
5,443		PG&E Corp	202,044
3,839		PPL Corp	112,867
1,041		SCANA Corp	40,995
51,600	*	Sojitz Holdings Corp	306,024
4,188		Southern Co	144,612
886		Williams Cos, Inc	20,529

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,702,125

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.67%
3,628		Analog Devices, Inc	130,136
99,483	*	Atmel Corp	307,402
81,022	*	Brocade Communications Systems, Inc	329,759
84,811	*	Ciena Corp	251,889
18,000	*	Cypress Semiconductor Corp	256,500
6,529	*	Fairchild Semiconductor International, Inc	110,405
3,657		General Electric Co	128,178
19,656		Honeywell International, Inc	732,186
105,288	*	JDS Uniphase Corp	248,480
61,275	*	Nortel Networks Corp (U.S.)	187,502
9,091	*	Tellabs, Inc	99,092

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,781,529

TIAA-CREF Life Funds - Large-Cap Value Fund

SHARES			VALUE
FABRICATED METAL PRODUCTS - 1.45%
7,286	*	Crown Holdings, Inc	142,296
6,485		Illinois Tool Works, Inc	570,615

		TOTAL FABRICATED METAL PRODUCTS	712,911

FOOD STORES - 0.02%
616	*	Kroger Co	11,630

		TOTAL FOOD STORES	11,630

GENERAL BUILDING CONTRACTORS - 0.69%
55,000	*	Daikyo, Inc	339,702

		TOTAL GENERAL BUILDING CONTRACTORS	339,702

HOLDING AND OTHER INVESTMENT OFFICES - 1.93%
2		Cross Timbers Royalty Trust	98
7,213		iShares Russell 1000 Value Index Fund	497,913
2,893		Mills Corp	121,332
9,107		New Century Financial Corp	328,489

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	947,832

HOTELS AND OTHER LODGING PLACES - 1.03%
7,310		Accor S.A.	400,602
13,000		Fujita Kanko, Inc	104,084

		TOTAL HOTELS AND OTHER LODGING PLACES	504,686

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.27%
5,625		Deere & Co	383,119
38,907		Hewlett-Packard Co	1,113,907
28,000		Meidensha Corp	105,329

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,602,355

INSTRUMENTS AND RELATED PRODUCTS - 1.23%
5,938		Cooper Cos, Inc	304,619
12,865		Eastman Kodak Co	301,041

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	605,660

INSURANCE AGENTS, BROKERS AND SERVICE - 1.62%
25,050		Marsh & McLennan Cos, Inc	795,588

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	795,588

INSURANCE CARRIERS - 7.68%
189		Aegon NV	3,084
10,934		American International Group, Inc	746,027
6,954		Aspen Insurance Holdings Ltd	164,601
10,673		Axis Capital Holdings Ltd	333,851
4,925		Genworth Financial, Inc	170,307
5,259		IPC Holdings Ltd	143,991
8,001		Max Re Capital Ltd	207,786
9,789	*	Molina Healthcare, Inc	260,779
10,317		Montpelier Re Holdings Ltd	194,991
5,656		PartnerRe Ltd	371,430

TIAA-CREF Life Funds - Large-Cap Value Fund

SHARES			VALUE
2,816		Platinum Underwriters Holdings Ltd	87,493
815		Prudential Financial, Inc	59,650
19,440		St. Paul Travelers Cos, Inc	868,385
2,305		XL Capital Ltd (Class A)	155,311

		TOTAL INSURANCE CARRIERS	3,767,686

METAL MINING - 1.37%
4,773		Companhia Vale do Rio Doce (ADR)	196,361
4,208	*	Inco Ltd	183,343
2,250	*	MMC Norilsk Nickel	213,750
6,644	*	Stillwater Mining Co	76,871

		TOTAL METAL MINING	670,325

MISCELLANEOUS RETAIL - 1.94%
57,077	*	Rite Aid Corp	198,628
6,507	*	Sears Holdings Corp	751,754

		TOTAL MISCELLANEOUS RETAIL	950,382

MOTION PICTURES - 3.99%
28,195	*	CBS Corp	919,157
59,482		Time Warner, Inc	1,037,366

		TOTAL MOTION PICTURES	1,956,523

NONDEPOSITORY INSTITUTIONS - 2.44%
15,783		Fannie Mae	770,368
6,543		Freddie Mac	427,585

		TOTAL NONDEPOSITORY INSTITUTIONS	1,197,953

OIL AND GAS EXTRACTION - 4.01%
47		Anadarko Petroleum Corp	4,453
2,000	*	Cheniere Energy, Inc	74,440
7,463		Devon Energy Corp	466,736
742		Equitable Resources, Inc	27,224
48		Kerr-McGee Corp	4,361
6,734		Occidental Petroleum Corp	537,912
168,000		PetroChina Co Ltd (Class H)	137,589
4,652		Petroleo Brasileiro S.A. (ADR)	331,548
418		Pogo Producing Co	20,821
7,102	*	Pride International, Inc	218,387
1,367		Schlumberger Ltd	132,804
274		W&T Offshore, Inc	8,056

		TOTAL OIL AND GAS EXTRACTION	1,964,331

PAPER AND ALLIED PRODUCTS - 0.41%
4,446		Temple-Inland, Inc	199,403

		TOTAL PAPER AND ALLIED PRODUCTS	199,403

PETROLEUM AND COAL PRODUCTS - 7.29%
24,181		Chevron Corp	1,372,755
3,343		ConocoPhillips	194,496
32,233		Exxon Mobil Corp	1,810,528
3,196		Marathon Oil Corp	194,860

		TOTAL PETROLEUM AND COAL PRODUCTS	3,572,639

TIAA-CREF Life Funds - Large-Cap Value Fund

SHARES			VALUE
RAILROAD TRANSPORTATION - 1.02%
6,181		Union Pacific Corp	497,632

		TOTAL RAILROAD TRANSPORTATION	497,632

SECURITY AND COMMODITY BROKERS - 3.83%
12,409	*	E*Trade Financial Corp	258,852
7,500		Janus Capital Group, Inc	139,725
748		Merrill Lynch & Co, Inc	50,662
4,000		Mitsubishi Securities Co	50,157
17,783		Morgan Stanley	1,009,007
19,200		Nomura Holdings, Inc	367,635

		TOTAL SECURITY AND COMMODITY BROKERS	1,876,038

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
200		Lafarge North America, Inc	11,004

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	11,004

TOBACCO PRODUCTS - 2.77%
18,152		Altria Group, Inc	1,356,317

		TOTAL TOBACCO PRODUCTS	1,356,317

TRANSPORTATION BY AIR - 0.76%
7,885	*	Airtran Holdings, Inc	126,397
6,597	*	US Airways Group, Inc	245,013

		TOTAL TRANSPORTATION BY AIR	371,410

TRANSPORTATION EQUIPMENT - 1.29%
9,158	*	Alstom RGPT	525,209
1,600		Ford Motor Co	12,352
67		Genuine Parts Co	2,943
2,245		Raytheon Co	90,137

		TOTAL TRANSPORTATION EQUIPMENT	630,641

TRANSPORTATION SERVICES - 0.65%
11,121		Lear Corp	316,504

		TOTAL TRANSPORTATION SERVICES	316,504

WHOLESALE TRADE-NONDURABLE GOODS - 1.86%
13,244		Cardinal Health, Inc	910,525

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	910,525

		TOTAL COMMON STOCKS (Cost $43,676,038)	48,601,701

TIAA-CREF Life Funds - Large-Cap Value Fund

PRINCIPAL
SHORT-TERM INVESTMENT - 1.27%
U.S. GOVERNMENT & AGENCIES DISCOUNT NOTES - 1.27%
$620,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	619,769

	TOTAL U.S. GOVERNMENT & AGENCIES DISCOUNT NOTES	619,769

	TOTAL SHORT-TERM INVESTMENT (Cost $619,883)	619,769

	TOTAL PORTFOLIO - 100.40% (Cost $44,295,921)	49,221,470
	OTHER ASSETS & LIABILITIES, NET - (0.40)%	(193,744)

	NET ASSETS -100.00%	$49,027,726

*	Non-income producing

Spon ADR - Sponsored American Depository Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $44,485,589. Net unrealized appreciation of portfolio investments aggregated $4,735,881 of which $5,919,225 related to appreciated portfolio investments and $1,183,344 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 99.78%
AGRICULTURAL PRODUCTION-CROPS - 0.43%
7,600		Chiquita Brands International, Inc	$152,076
1,800		Delta & Pine Land Co	41,418

		TOTAL AGRICULTURAL PRODUCTION-CROPS	193,494

AMUSEMENT AND RECREATION SERVICES 0.28%
1,292		Dover Downs Gaming & Entertainment, Inc	18,282
300	*	Leapfrog Enterprises, Inc	3,495
1,300	*	Magna Entertainment Corp (Class A)	9,282
800	*	Multimedia Games, Inc	7,400
400	*	Pinnacle Entertainment, Inc	9,884
900	*	Six Flags, Inc	6,939
2,000		Speedway Motorsports, Inc	69,340

		TOTAL AMUSEMENT AND RECREATION SERVICES	124,622

APPAREL AND ACCESSORY STORES - 2.00%
4,550	*	Aeropostale, Inc	119,665
1,000		Buckle, Inc	32,240
1,400		Burlington Coat Factory Warehouse Corp	56,294
500	*	Cache, Inc	8,660
1,150		Cato Corp (Class A)	24,667
2,043	*	Charming Shoppes, Inc	26,968
1,000	*	Children’s Place Retail Stores, Inc	49,420
900		Christopher & Banks Corp	16,902
800	*	Dress Barn, Inc	30,888
1,228		Finish Line, Inc (Class A)	21,392
500	*	HOT Topic, Inc	7,125
1,100	*	Jo-Ann Stores, Inc	12,980
200	*	JOS A Bank Clothiers, Inc	8,682
400	*	New York & Co, Inc	8,480
4,867	*	Pacific Sunwear Of California, Inc	121,286
3,800	*	Payless Shoesource, Inc	95,380
990	*	Shoe Carnival, Inc	21,701
780		Stage Stores, Inc	23,228
2,700		Talbots, Inc	75,114
2,800	*	Too, Inc	78,988
18,203	*	Wilsons The Leather Experts, Inc	66,077

		TOTAL APPAREL AND ACCESSORY STORES	906,137

APPAREL AND OTHER TEXTILE PRODUCTS - 0.36%
1,100	*	DHB Industries, Inc	4,917
600	*	Guess ?, Inc	21,360
1,267	*	Hartmarx Corp	9,895
400		Kellwood Co	9,552
2,600		Phillips-Van Heusen Corp	84,240
700		Russell Corp	9,422
927	*	Warnaco Group, Inc	24,769

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	164,155

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
AUTO REPAIR, SERVICES AND PARKING - 0.35%
1,100	*	Amerco, Inc	79,255
400	*	Dollar Thrifty Automotive Group, Inc	14,428
1,800	*	PHH Corp	50,436
700	*	Wright Express Corp	15,400

		TOTAL AUTO REPAIR, SERVICES AND PARKING	159,519

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.39%
800	*	Asbury Automotive Group, Inc	13,168
5,200	*	CSK Auto Corp	78,416
600		Lithia Motors, Inc (Class A)	18,864
800	*	Rush Enterprises, Inc (Class A)	11,904
1,500		Sonic Automotive, Inc	33,420
500		United Auto Group, Inc	19,100

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	174,872

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.08%
752	*	Central Garden & Pet Co	34,547

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	34,547

BUSINESS SERVICES - 10.81%
7,197	*	3Com Corp	25,909
400		Aaron Rents, Inc	8,432
700		ABM Industries, Inc	13,685
1,000		Acxiom Corp	23,000
500		Administaff, Inc	21,025
800	*	Advent Software, Inc	23,128
300		Advo, Inc	8,454
700	*	Altiris, Inc	11,823
553	*	American Reprographics Co	14,052
1,600	*	AMICAS, Inc	7,936
203	*	Ansoft Corp	6,912
308	*	Ansys, Inc	13,148
500	*	Anteon International Corp	27,175
550	*	aQuantive, Inc	13,882
7,046	*	Arbinet-thexchange, Inc	49,392
2,400		Arbitron, Inc	91,152
1,468	*	Aspen Technology, Inc	11,524
6,650	*	Asset Acceptance Capital Corp	149,359
1,347	*	Autobytel, Inc	6,654
3,471	*	Avocent Corp	94,376
3,431	*	BearingPoint, Inc	26,968
2,000		Blackbaud, Inc	34,160
2,600	*	Blackboard, Inc	75,348
400	*	Blue Coat Systems, Inc	18,288
2,788	*	Borland Software Corp	18,206
1,800		Brady Corp (Class A)	65,124
3,200		Catalina Marketing Corp	81,120
2,779	*	CBIZ, Inc	16,730
1,466	*	CCC Information Services Group, Inc	38,439
1,900	*	Ciber, Inc	12,540
340	*	Click Commerce, Inc	7,147
17,625	*	CMGI, Inc	26,790
1,400	*	CNET Networks, Inc	20,566
200	*	Cogent Communications Group, Inc	1,098
1,486		Computer Programs & Systems, Inc	61,565
4,628	*	Covansys Corp	62,987
951	*	CSG Systems International, Inc	21,226
1,203	*	Dendrite International, Inc	17,335
710	*	Digital Insight Corp	22,734

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
700	*	Digital River, Inc	20,818
13,366	*	Earthlink, Inc	148,496
700	*	eFunds Corp	16,408
725	*	Electronics for Imaging, Inc	19,292
15,737	*	Entrust, Inc	76,167
1,305	*	Epicor Software Corp	18,440
500	*	EPIQ Systems, Inc	9,270
200	*	Equinix, Inc	8,152
1,053	*	eSpeed, Inc (Class A)	8,119
300		Factset Research Systems, Inc	12,348
500	*	Filenet Corp	12,925
2,930	*	Forrester Research, Inc	54,937
300		Gevity HR, Inc	7,716
319	*	Heartland Payment Systems, Inc	6,910
2,200	*	Heidrick & Struggles International, Inc	70,510
6,500	*	Homestore, Inc	33,150
830	*	Hudson Highland Group, Inc	14,409
200	*	IDX Systems Corp	8,784
800	*	Infocrossing, Inc	6,888
1,000	*	Informatica Corp	12,000
2,205	*	Infospace, Inc	56,933
1,168		infoUSA, Inc	12,766
450	*	Innovative Solutions & Support, Inc	5,751
1,042	*	Intergraph Corp	51,902
1,400	*	Internet Capital Group, Inc	11,508
1,400	*	Internet Security Systems, Inc	29,330
1,600		Interpool, Inc	30,208
695	*	Intervideo, Inc	7,332
1,300	*	Intrado, Inc	29,926
1,900	*	Ipass, Inc	12,464
471	*	iPayment, Inc	19,556
700		Jack Henry & Associates, Inc	13,356
9,969	*	JDA Software Group, Inc	169,573
686	*	Jupitermedia Corp	10,139
900	*	Kanbay International, Inc	14,301
1,800	*	Keane, Inc	19,818
2,345		Kelly Services, Inc (Class A)	61,486
4,814	*	Keynote Systems, Inc	61,860
2,100	*	Kforce, Inc	23,436
500	*	KFX, Inc	8,555
1,300	*	Korn/Ferry International	24,297
1,853	*	Kronos, Inc	77,567
4,600	*	Labor Ready, Inc	95,772
13,164	*	Lawson Software, Inc	96,755
2,031	*	Lionbridge Technologies	14,258
371	*	Manhattan Associates, Inc	7,598
975	*	Mantech International Corp (Class A)	27,164
700	*	Mapinfo Corp	8,827
1,000	*	Mentor Graphics Corp	10,340
300	*	MicroStrategy, Inc	24,822
500	*	Midway Games, Inc	9,485
4,600		MoneyGram International, Inc	119,968
2,522	*	Motive, Inc	7,793
13,500	*	MPS Group, Inc	184,545
700	*	MRO Software, Inc	9,828
1,781	*	NCO Group, Inc	30,135
600	*	NDCHealth Corp	11,538
600	*	Ness Technologies, Inc	6,462
1,241	*	NetIQ Corp	15,252
500	*	Open Solutions, Inc	11,460

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
8,889	*	Packeteer, Inc	69,068
21,407	*	Parametric Technology Corp	130,583
1,500	*	Perot Systems Corp (Class A)	21,210
900	*	Phoenix Technologies Ltd	5,634
400	*	Portfolio Recovery Associates, Inc	18,576
400	*	PRA International	11,260
2,613	*	Premiere Global Services, Inc	21,244
709	*	Progress Software Corp	20,121
2,711		QAD, Inc	20,712
1,851	*	Quest Software, Inc	27,006
5,133	*	Radiant Systems, Inc	62,417
800	*	Radisys Corp	13,872
11,200	*	RealNetworks, Inc	86,912
88	*	Redback Networks, Inc Wts	594
83	*	Redback Networks, Inc Wts	818
800	*	Rent-Way, Inc	5,112
1,050		Rollins, Inc	20,695
2,651	*	RSA Security, Inc	29,771
3,601	*	S1 Corp	15,664
1,300	*	Secure Computing Corp	15,938
6,014	*	Serena Software, Inc	140,968
400	*	SI International, Inc	12,228
500	*	Sohu.com, Inc	9,170
1,900	*	SonicWALL, Inc	15,048
2,300	*	Sonus Networks, Inc	8,556
500	*	Sotheby’s Holdings, Inc (Class A)	9,180
16,100	*	Spherion Corp	161,161
2,198	*	SPSS, Inc	67,984
325	*	SSA Global Technologies, Inc	5,912
1,600	*	SupportSoft, Inc	6,752
1,700	*	SYKES Enterprises, Inc	22,729
550		Talx Corp	25,140
1,208	*	TeleTech Holdings, Inc	14,556
1,300	*	THQ, Inc	31,005
8,000	*	TIBCO Software, Inc	59,760
2,400	*	TNS, Inc	46,032
2,292	*	Transaction Systems Architects, Inc	65,987
1,574	*	Trizetto Group, Inc	26,742
3,610		United Online, Inc	51,334
1,000	*	United Rentals, Inc	23,390
200	*	Universal Compression Holdings, Inc	8,224
550	*	Valueclick, Inc	9,960
3,027	*	Ventiv Health, Inc	71,498
300	*	Vertrue, Inc	10,599
800		Viad Corp	23,464
300	*	Volt Information Sciences, Inc	5,706
3,299	*	WebEx Communications, Inc	71,357
250	*	Websense, Inc	16,410
1,300	*	Wind River Systems, Inc	19,201
300	*	Witness Systems, Inc	5,901

		TOTAL BUSINESS SERVICES	4,902,355

CHEMICALS AND ALLIED PRODUCTS - 5.44%
2,700	*	Abgenix, Inc	58,077
837	*	Albany Molecular Research, Inc	10,170
671	*	Alexion Pharmaceuticals, Inc	13,588
1,327	*	Alkermes, Inc	25,372
2,300		Alpharma, Inc (Class A)	65,573
5,370	*	Andrx Corp	88,444
500		Arch Chemicals, Inc	14,950

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,320	*	Array Biopharma, Inc	9,253
500	*	Atherogenics, Inc	10,005
700	*	Bentley Pharmaceuticals, Inc	11,487
2,100	*	BioMarin Pharmaceuticals, Inc	22,638
1,500		CF Industries Holdings, Inc	22,875
1,060	*	Chattem, Inc	38,573
1,305	*	Connetics Corp	18,857
800	*	Cubist Pharmaceuticals, Inc	17,000
2,100	*	Curis, Inc	7,476
1,100	*	Dendreon Corp	5,962
1,000		Diagnostic Products Corp	48,550
600	*	Dov Pharmaceutical, Inc	8,808
5,142	*	Durect Corp	26,070
472	*	Elizabeth Arden, Inc	9,468
1,000	*	Encysive Pharmaceuticals, Inc	7,890
1,040	*	Enzon Pharmaceuticals, Inc	7,696
900		Ferro Corp	16,884
1,732	*	First Horizon Pharmaceutical Corp	29,877
700		Georgia Gulf Corp	21,294
1,130	*	Geron Corp	9,729
900		H.B. Fuller Co	28,863
700	*	Hi-Tech Pharmacal Co, Inc	31,003
2,464	*	Human Genome Sciences, Inc	21,092
5,350	*	Immucor, Inc	124,976
5,918	*	Immunogen, Inc	30,359
900	*	InterMune, Inc	15,120
400	*	Inverness Medical Innovations, Inc	9,484
690	*	Kos Pharmaceuticals, Inc	35,694
500	*	KV Pharmaceutical Co (Class A)	10,300
2	*	Ligand Pharmaceuticals, Inc (Class B)	22
600		MacDermid, Inc	16,740
2,444		Mannatech, Inc	33,752
500	*	Martek Biosciences Corp	12,305
3,100	*	Medarex, Inc	42,935
1,560	*	Medicines Co	27,222
3,400		Medicis Pharmaceutical Corp (Class A)	108,970
600		Meridian Bioscience, Inc	12,084
1,400	*	MGI Pharma, Inc	24,024
200		Minerals Technologies, Inc	11,178
400	*	Myogen, Inc	12,064
1,100	*	Nabi Biopharmaceuticals	3,718
530		Natures Sunshine Products, Inc	9,582
900	*	Neurocrine Biosciences, Inc	56,457
600	*	NewMarket Corp	14,676
500	*	Noven Pharmaceuticals, Inc	7,565
1,200	*	Nuvelo, Inc	9,732
1,300		Olin Corp	25,584
800	*	OM Group, Inc	15,008
689	*	Onyx Pharmaceuticals, Inc	19,816
10,400	*	OraSure Technologies, Inc	91,728
73	*	OSI Pharmaceuticals, Inc	2,047
1,300	*	Par Pharmaceutical Cos, Inc	40,742
859	*	Parexel International Corp	17,403
200	*	Parlux Fragrances, Inc	6,106
1,417		Perrigo Co	21,127
10,000	*	Pharmion Corp	177,700
6,437	*	Pioneer Cos, Inc	192,917
2,100	*	PolyOne Corp	13,503
400	*	Progenics Pharmaceuticals, Inc	10,004
5,000	*	Revlon, Inc (Class A)	15,500

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
800	*	Rockwood Holdings, Inc	15,784
1,200	*	Salix Pharmaceuticals Ltd	21,096
600		Sensient Technologies Corp	10,740
1,311	*	Serologicals Corp	25,879
200		Stepan Co	5,378
271	*	SurModics, Inc	10,024
3,400	*	Terra Industries, Inc	19,040
902		UAP Holding Corp	18,419
2,475	*	United Therapeutics Corp	171,072
300	*	USANA Health Sciences, Inc	11,508
1,900		USEC, Inc	22,705
2,760	*	Vertex Pharmaceuticals, Inc	76,369
1,200		Wellman, Inc	8,136
1,000		Westlake Chemical Corp	28,810
2,450	*	WR Grace & Co	23,030
600	*	Zymogenetics, Inc	10,206

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,463,864

COAL MINING - 0.19%
1,100	*	Alpha Natural Resources, Inc	21,131
500		Foundation Coal Holdings, Inc	19,000
200	*	James River Coal Co	7,640
700		Penn Virginia Corp	40,180

		TOTAL COAL MINING	87,951

COMMUNICATIONS - 2.15%
4,600		Adtran, Inc	136,804
35	*	Alamosa Holdings, Inc	651
500		Anixter International, Inc	19,560
714	*	Audiovox Corp (Class A)	9,896
955	*	Brightpoint, Inc	26,482
1,700	*	Cbeyond Communications, Inc	17,510
800		Centennial Communications Corp	12,416
10,215	*	Charter Communications, Inc (Class A)	12,462
4,600	*	Cincinnati Bell, Inc	16,146
1,100		Citadel Broadcasting Corp	14,784
300		Commonwealth Telephone Enterprises, Inc	10,131
685		Consolidated Communications Holdings, Inc	8,898
700		CT Communications, Inc	8,498
1,081	*	Cumulus Media, Inc (Class A)	13,415
3,100	*	Dobson Communications Corp (Class A)	23,250
463	*	Emmis Communications Corp (Class A)	9,218
3,300	*	Entercom Communications Corp	97,911
1,300		Fairpoint Communications, Inc	13,468
5,800	*	Foundry Networks, Inc	80,098
1,346	*	General Communication, Inc (Class A)	13,904
540		Golden Telecom, Inc	14,018
1,200		Gray Television, Inc	11,784
2,100	*	IDT Corp (Class B)	24,570
800		Iowa Telecommunications Services, Inc	12,392
500	*	j2 Global Communications, Inc	21,370
16,208	*	Level 3 Communications, Inc	46,517
200		Liberty Corp	9,362
1,000	*	Mastec, Inc	10,470
1,000	*	NeuStar, Inc	30,490
516		North Pittsburgh Systems, Inc	9,737
745	*	Novatel Wireless, Inc	9,022
400	*	Price Communications Corp	5,948
800	*	Radio One, Inc (Class D)	8,280
1	v*	RCN Corp Wts 12/21/06	0

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
600	*	Saga Communications, Inc (Class A)	6,522
400	*	Salem Communications Corp (Class A)	6,996
3,100	*	SBA Communications Corp	55,490
162		Shenandoah Telecom Co	6,454
1,600		Sinclair Broadcast Group, Inc (Class A)	14,720
900	*	Syniverse Holdings, Inc	18,810
1,378	*	Talk America Holdings, Inc	11,892
690	*	Terremark Worldwide, Inc	3,209
6,865	*	Ubiquitel, Inc	67,895
336		USA Mobility, Inc	9,314
1,100		Valor Communications Group, Inc	12,540

		TOTAL COMMUNICATIONS	973,304

DEPOSITORY INSTITUTIONS - 9.76%
3,121		1st Source Corp	78,493
751	*	ACE Cash Express, Inc	17,536
492		Alabama National Bancorp	31,862
510		Amcore Financial, Inc	15,509
858		Anchor Bancorp Wisconsin, Inc	26,032
248		Arrow Financial Corp	6,485
441		Bancfirst Corp	34,839
1,400		Bancorpsouth, Inc	30,898
300		BancTrust Financial Group, Inc	6,030
1,384		Bank Mutual Corp	14,670
1,700		BankAtlantic Bancorp, Inc (Class A)	23,800
986		BankUnited Financial Corp (Class A)	26,198
500		Boston Private Financial Holdings, Inc	15,210
939		Brookline Bancorp, Inc	13,305
988	*	Capital Crossing Bank	32,999
1,778		Cathay General Bancorp	63,901
1,000		Central Pacific Financial Corp	35,920
287		Chemical Financial Corp	9,115
700		Chittenden Corp	19,467
1,600		Citizens Banking Corp	44,400
200		City Bank	7,114
605		City Holding Co	21,750
550		Coastal Financial Corp	7,073
500		Columbia Banking System, Inc	14,275
1,601		Commercial Capital Bancorp, Inc	27,409
4,500		Community Bank System, Inc	101,475
477		Community Trust Bancorp, Inc	14,668
3,635		Corus Bankshares, Inc	204,541
866		Dime Community Bancshares	12,652
1,629	*	EuroBancshares, Inc	23,083
507	*	Euronet Worldwide, Inc	14,094
3,500		First Bancorp (Puerto Rico)	43,435
633		First Citizens Bancshares, Inc (Class A)	110,408
1,100		First Commonwealth Financial Corp	14,223
201		First Community Bancorp, Inc	10,928
216		First Community Bancshares, Inc	6,731
343		First Financial Bankshares, Inc	12,026
263		First Financial Corp (Indiana)	7,101
400		First Financial Holdings, Inc	12,288
349		First Merchants Corp	9,074
900		First Midwest Bancorp, Inc	31,554
4,250		First Niagara Financial Group, Inc	61,497
500		First Place Financial Corp	12,025
898	*	First Regional Bancorp	60,660
500		First Republic Bank	18,505
2,800	*	FirstFed Financial Corp	152,656

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
800		Flagstar Bancorp, Inc	11,520
1,750		Flushing Financial Corp	27,247
2,000		FNB Corp	34,720
280		FNB Corp (Virginia)	8,588
5,613	*	Franklin Bank Corp	100,978
1,200		Fremont General Corp	27,876
1,095		Glacier Bancorp, Inc	32,905
12,500		Gold Banc Corp, Inc	227,750
238		Great Southern Bancorp, Inc	6,571
4,255		Greater Bay Bancorp	109,013
300		Greene County Bancshares, Inc	8,208
1,000		Hancock Holding Co	37,810
1,484		Hanmi Financial Corp	26,504
400		Heritage Commerce Corp	8,600
3,300		Horizon Financial Corp	72,072
300		Hudson United Bancorp	12,504
1,087		Independent Bank Corp (Massachusetts)	31,012
825		Independent Bank Corp (Michigan)	22,465
500		Integra Bank Corp	10,670
500		Irwin Financial Corp	10,710
762	*	ITLA Capital Corp	37,224
800		Kearny Financial Corp	9,760
600		KNBT Bancorp, Inc	9,774
200		Lakeland Financial Corp	8,076
2,573		MAF Bancorp, Inc	106,471
351		MainSource Financial Group, Inc	6,265
1,450		MB Financial, Inc	51,330
689		MBT Financial Corp	11,162
800		Mercantile Bank Corp	30,800
2,946		Mid-State Bancshares	78,806
400		Nara Bancorp, Inc	7,112
698		NASB Financial, Inc	27,473
4,200		NewAlliance Bancshares, Inc	61,068
2,709	*	Northern Empire Bancshares	64,095
300		Northwest Bancorp, Inc	6,378
600		Old National Bancorp	12,984
1,700		Oriental Financial Group, Inc	21,012
478		Pacific Capital Bancorp	17,007
200		Park National Corp	20,528
900		Partners Trust Financial Group, Inc	10,845
3,900		Pennfed Financial Services, Inc	71,838
294		Peoples Bancorp, Inc	8,388
1,400		PFF Bancorp, Inc	42,728
1,000		Placer Sierra Bancshares	27,710
2,775		Provident Bankshares Corp	93,712
791		Provident Financial Holdings	20,803
1,200		Provident Financial Services, Inc	22,212
1,750		R & G Financial Corp (Class B)	23,100
490		Republic Bancorp, Inc (Class A) (Kentucky)	10,511
1,149		Republic Bancorp, Inc (Michigan)	13,673
100		Seacoast Banking Corp of Florida	2,295
315		Simmons First National Corp (Class A)	8,726
15		Southside Bancshares, Inc	303
717		Southwest Bancorp, Inc	14,340
315		Sterling Bancorp	6,215
600		Sterling Financial Corp (Pennsylvania)	11,880
1,066		Sterling Financial Corp (Spokane)	26,629
2,100		Suffolk Bancorp	70,917
30	*	Sun Bancorp, Inc (New Jersey)	593
1,734		Susquehanna Bancshares, Inc	41,061

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,902	*	SVB Financial Group	89,090
4,393		Taylor Capital Group, Inc	177,477
800		Texas Regional Bancshares, Inc (Class A)	22,640
6,635		TierOne Corp	195,135
400		Trico Bancshares	9,356
1,000		Trustco Bank Corp NY	12,420
993		Trustmark Corp	27,278
700		UCBH Holdings, Inc	12,516
1,600		UMB Financial Corp	102,256
900		Umpqua Holdings Corp	25,677
200		Union Bankshares Corp	8,620
736		United Bankshares, Inc	25,937
1,100		United Community Banks, Inc	29,326
925		United Community Financial Corp	10,924
400		Univest Corp of Pennsylvania	9,708
600		Unizan Financial Corp	15,936
374		Virginia Financial Group, Inc	13,475
12,900		W Holding Co, Inc	106,167
237		WesBanco, Inc	7,207
500		West Coast Bancorp	13,225
203	*	Western Sierra Bancorp	7,387
2		Zions Bancorporation	151

		TOTAL DEPOSITORY INSTITUTIONS	4,423,349

EATING AND DRINKING PLACES - 2.39%
400		Bob Evans Farms, Inc	9,224
324	*	California Pizza Kitchen, Inc	10,358
3,050	*	CEC Entertainment, Inc	103,822
14,400		CKE Restaurants, Inc	194,544
3,700		Domino’s Pizza, Inc	89,540
1,700		IHOP Corp	79,747
2,200	*	Jack in the Box, Inc	76,846
2,945	*	Krispy Kreme Doughnuts, Inc	16,904
500		Landry’s Restaurants, Inc	13,355
862		Lone Star Steakhouse & Saloon, Inc	20,464
2,743	*	Luby’s, Inc	36,482
300	*	McCormick & Schmick’s Seafood Restaurants, Inc	6,783
851	*	O’Charleys, Inc	13,199
3,016	*	Papa John’s International, Inc	178,879
516	*	PF Chang’s China Bistro, Inc	25,609
5,447	*	Rare Hospitality International, Inc	165,534
900		Ruby Tuesday, Inc	23,301
1,123	*	Ryan’s Restaurant Group, Inc	13,543
400	*	The Steak N Shake Co	6,780

		TOTAL EATING AND DRINKING PLACES	1,084,914

EDUCATIONAL SERVICES - 0.19%
1,900	*	Corinthian Colleges, Inc	22,382
700	*	Educate, Inc	8,260
1,660	*	Lincoln Educational Services Corp	23,672
323		Strayer Education, Inc	30,265

		TOTAL EDUCATIONAL SERVICES	84,579

ELECTRIC, GAS, AND SANITARY SERVICES - 3.06%
300		American States Water Co	9,240
10,593	*	Aquila, Inc	38,135
5,000		Avista Corp	88,550
500		Black Hills Corp	17,305
17,216	b,*	Calpine Corp	3,581
400		CH Energy Group, Inc	18,360
3,500	*	Clean Harbors, Inc	100,835

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
4,825		Cleco Corp	100,601
2,390	*	Covanta Holding Corp	35,993
1,000		Duquesne Light Holdings, Inc	16,320
505	*	Duratek, Inc	7,540
2,800	*	El Paso Electric Co	58,912
217		EnergySouth, Inc	5,811
400		Idacorp, Inc	11,720
513		ITC Holdings Corp	14,410
800		Laclede Group, Inc	23,368
783		Metal Management, Inc	18,213
200		MGE Energy, Inc	6,782
4,900		New Jersey Resources Corp	205,261
3,300		Nicor, Inc	129,723
1,300		Northwest Natural Gas Co	44,434
1,755		NorthWestern Corp	54,528
1,058		Otter Tail Corp	30,661
1,400		Peoples Energy Corp	49,098
1,211	*	Pico Holdings, Inc	39,067
50		PNM Resources, Inc	1,224
546		Resource America, Inc (Class A)	9,309
5,730	*	Sierra Pacific Resources	74,719
1,000		South Jersey Industries, Inc	29,140
800		Southwest Gas Corp	21,120
200		UIL Holdings Corp	9,198
1,750	*	Waste Connections, Inc	60,305
1,800		WGL Holdings, Inc	54,108

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,387,571

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.11%
2,700	*	Actel Corp	34,371
300		Acuity Brands, Inc	9,540
3,600	*	Adaptec, Inc	20,952
7,603	*	Aeroflex, Inc	81,732
3,100		Alliance One International, Inc	12,090
900	*	American Superconductor Corp	7,083
1,100	*	AMIS Holdings, Inc	11,715
5,400	*	Applied Micro Circuits Corp	13,878
3,600	*	Arris Group, Inc	34,092
300	*	ATMI, Inc	8,391
400		Bel Fuse, Inc (Class B)	12,720
850	*	Benchmark Electronics, Inc	28,585
1	*	Britesmile, Inc	1
26,800	*	Brocade Communications Systems, Inc	109,076
400	*	Catapult Communications Corp	5,916
931	*	Ceradyne, Inc	40,778
600	*	Checkpoint Systems, Inc	14,790
10,800	*	Ciena Corp	32,076
547	*	Comtech Telecommunications Corp	16,705
4,400	*	Conexant Systems, Inc	9,944
700		CTS Corp	7,742
705	*	Cymer, Inc	25,034
1,400	*	Cypress Semiconductor Corp	19,950
492	*	Diodes, Inc	15,277
1,200	*	Ditech Communications Corp	10,020
267	*	DSP Group, Inc	6,691
600	*	Electro Scientific Industries, Inc	14,490
300	*	Energy Conversion Devices, Inc	12,225
700	*	EnerSys	9,128
700	*	Evergreen Solar, Inc	7,455
3,000	*	Exar Corp	37,560
1,400	*	Fairchild Semiconductor International, Inc	23,674

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,600	*	FuelCell Energy, Inc	13,552
4,600	*	Gemstar-TV Guide International, Inc	12,006
667	*	Genlyte Group, Inc	35,731
24,539	*	Glenayre Technologies, Inc	79,752
1,600	*	GrafTech International Ltd	9,952
2,737	*	Harmonic, Inc	13,274
1,200	*	Hexcel Corp	21,660
890	*	Hutchinson Technology, Inc	25,320
4,600		Imation Corp	211,922
2,872	*	Integrated Device Technology, Inc	37,853
2,000	*	Interdigital Communications Corp	36,640
542		Inter-Tel, Inc	10,607
1,593	*	InterVoice, Inc	12,680
2,235	*	IXYS Corp	26,127
700	*	Leadis Technology, Inc	3,605
212	*	Lifeline Systems, Inc	7,751
700		Lincoln Electric Holdings, Inc	27,762
400		LSI Industries, Inc	6,264
9,300	*	Maxtor Corp	64,542
2,200		Maytag Corp	41,404
882	*	Mercury Computer Systems, Inc	18,196
980		Methode Electronics, Inc	9,771
2,060	*	Metrologic Instruments, Inc	39,676
931	*	Micrel, Inc	10,800
1,208	*	Microsemi Corp	33,413
1,800	*	Microtune, Inc	7,506
1,528	*	MIPS Technologies, Inc	8,679
1,300	*	Moog, Inc	36,894
338	*	Multi-Fineline Electronix, Inc	16,281
1,500	*	Netlogic Microsystems, Inc	40,860
2,000	*	Omnivision Technologies, Inc	39,920
4,850	*	ON Semiconductor Corp	26,820
400		Park Electrochemical Corp	10,392
8,186	*	Pericom Semiconductor Corp	65,242
2,553	*	Photronics, Inc	38,448
800	*	Pixelworks, Inc	4,064
2,600		Plantronics, Inc	73,580
1,900	*	Plexus Corp	43,206
1,700	*	PMC - Sierra, Inc	13,107
9,522	*	Polycom, Inc	145,687
600	*	Portalplayer, Inc	16,992
1,400	*	Power-One, Inc	8,428
1,500	*	Powerwave Technologies, Inc	18,855
1,400	*	Rambus, Inc	22,666
80	b,v*	Read-Rite Corp	1
900		Regal-Beloit Corp	31,860
1,800	*	RF Micro Devices, Inc	9,738
1,100	*	Seachange International, Inc	8,690
1,400	*	Semtech Corp	25,564
2,500	*	Sigmatel, Inc	32,750
5,150	*	Silicon Image, Inc	46,608
1,900	*	Silicon Laboratories, Inc	69,654
10,759	*	Skyworks Solutions, Inc	54,763
700		Spectralink Corp	8,309
600	*	Standard Microsystems Corp	17,214
400	*	Supertex, Inc	17,700
2,600	*	Sycamore Networks, Inc	11,232
2,644	*	Symmetricom, Inc	22,395
3,318	*	Synaptics, Inc	82,021
800		Technitrol, Inc	13,680

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,404	*	Tekelec	19,516
2,800	*	Terayon Communication Systems, Inc	6,468
757	*	Tessera Technologies, Inc	19,568
1,425	*	Triquint Semiconductor, Inc	6,341
1,487	*	TTM Technologies, Inc	13,978
1,331	*	Varian Semiconductor Equipment Associates, Inc	58,471
800	*	Viasat, Inc	21,384
13	*	Vishay Intertechnology, Inc	179
7,000	*	Westell Technologies, Inc	31,500

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,771,152

ENGINEERING AND MANAGEMENT SERVICES - 1.59%
100	*	Advisory Board Co	4,767
4,000	*	Amylin Pharmaceuticals, Inc	159,680
1,400	*	Applera Corp (Celera Genomics Group)	15,344
1,100	*	Ariad Pharmaceuticals, Inc	6,435
500		CDI Corp	13,700
400	*	CRA International, Inc	19,076
900	*	CV Therapeutics, Inc	22,257
1,500	*	deCODE genetics, Inc	12,390
1,115	*	DiamondCluster International, Inc	8,853
892	*	Digitas, Inc	11,168
2,200	*	Exelixis, Inc	20,724
300	*	Exponent, Inc	8,514
1,600	*	ICOS Corp	44,208
2,200	*	Incyte Corp	11,748
500	*	LECG Corp	8,690
1,807	*	Lexicon Genetics, Inc	6,595
1,130	*	Lifecell Corp	21,549
700		MAXIMUS, Inc	25,683
300	*	Maxygen, Inc	2,253
400	*	MTC Technologies, Inc	10,952
500	*	Myriad Genetics, Inc	10,400
900	*	Navigant Consulting, Inc	19,782
200	*	Neurogen Corp	1,318
775	*	Per-Se Technologies, Inc	18,104
500	*	Resources Connection, Inc	13,030
400	*	Rigel Pharmaceuticals, Inc	3,344
2,263	*	Savient Pharmaceuticals, Inc	8,464
661	*	SFBC International, Inc	10,583
2,900	*	Shaw Group, Inc	84,361
500	*	Sourcecorp	11,990
300	*	Symyx Technologies, Inc	8,187
900	*	Telik, Inc	15,291
500	*	URS Corp	18,805
936		Washington Group International, Inc	49,580
500		Watson Wyatt & Co Holdings	13,950

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	721,775

FABRICATED METAL PRODUCTS - 1.00%
300		Ameron International Corp	13,674
600		CIRCOR International, Inc	15,396
3,180		Commercial Metals Co	119,377
1,022	*	Commercial Vehicle Group, Inc	19,193
2,500		Crane Co	88,175
1,100	*	Griffon Corp	26,191
2,100	*	Jacuzzi Brands, Inc	17,640
400	*	NCI Building Systems, Inc	16,992
1,126		Silgan Holdings, Inc	40,671
1,300		Simpson Manufacturing Co, Inc	47,255

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,100	*	Taser International, Inc	7,678
300		Valmont Industries, Inc	10,038
300	*	Water Pik Technologies, Inc	6,441
800		Watts Water Technologies, Inc (Class A)	24,232

		TOTAL FABRICATED METAL PRODUCTS	452,953

FOOD AND KINDRED PRODUCTS - 0.71%
1,400		Corn Products International, Inc	33,446
800		Flowers Foods, Inc	22,048
1,900	*	Gold Kist, Inc	28,405
100	*	Hansen Natural Corp	7,881
8,300	*	Hercules, Inc	93,790
985		Lancaster Colony Corp	36,494
100		National Beverage Corp	977
400		Premium Standard Farms, Inc	5,984
2,200	*	Ralcorp Holdings, Inc	87,802
200		Sanderson Farms, Inc	6,106
100		Topps Co, Inc	743

		TOTAL FOOD AND KINDRED PRODUCTS	323,676

FOOD STORES - 0.55%
500	*	Great Atlantic & Pacific Tea Co, Inc	15,890
438		Ingles Markets, Inc (Class A)	6,855
3,488	*	Pantry, Inc	163,901
1,800	*	Pathmark Stores, Inc	17,982
1,200		Ruddick Corp	25,536
400		Weis Markets, Inc	17,216

		TOTAL FOOD STORES	247,380

FURNITURE AND FIXTURES - 1.31%
500	*	BE Aerospace, Inc	11,000
2,300		Ethan Allen Interiors, Inc	84,019
7,100		Furniture Brands International, Inc	158,543
369		Hooker Furniture Corp	6,328
554		Kimball International, Inc (Class B)	5,889
6,600		La-Z-Boy, Inc	89,496
6,869	*	Select Comfort Corp	187,867
2,209		Stanley Furniture Co, Inc	51,205

		TOTAL FURNITURE AND FIXTURES	594,347

FURNITURE AND HOMEFURNISHINGS STORES - 0.39%
2,100	*	Bell Microproducts, Inc	16,065
392	*	Cost Plus, Inc	6,723
500	*	GameStop Corp	15,910
704	*	Guitar Center, Inc	35,207
500		Haverty Furniture Cos, Inc	6,445
3,400		Knoll, Inc	58,174
700	*	Linens ‘n Things, Inc	18,620
2,623	*	Trans World Entertainment Corp	14,951
300		Tuesday Morning Corp	6,276

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	178,371

GENERAL BUILDING CONTRACTORS - 0.33%
620		Brookfield Homes Corp	30,832
1,192	*	Comstock Homebuilding Cos, Inc	16,819
500		Levitt Corp (Class A)	11,370
800	*	Perini Corp	19,320
775		Technical Olympic USA, Inc	16,345
500		Walter Industries, Inc	24,860

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
700	*	WCI Communities, Inc	18,795
100	*	William Lyon Homes, Inc	10,090

		TOTAL GENERAL BUILDING CONTRACTORS	148,431

GENERAL MERCHANDISE STORES - 0.47%
600		Bon-Ton Stores, Inc	11,478
1,900		Casey’s General Stores, Inc	47,120
1,100		Fred’s, Inc	17,897
5,300	*	Retail Ventures, Inc	65,932
3,867		Stein Mart, Inc	70,186

		TOTAL GENERAL MERCHANDISE STORES	212,613

HEALTH SERVICES - 2.00%
3,894	*	Allied Healthcare International, Inc	23,909
200	*	Amedisys, Inc	8,448
2,438	*	America Service Group, Inc	38,667
210	*	American Healthways, Inc	9,503
500	*	American Retirement Corp	12,565
242	*	Amsurg Corp	5,532
1,400	*	Apria Healthcare Group, Inc	33,754
10,600	*	Beverly Enterprises, Inc	123,702
1,000	*	Enzo Biochem, Inc	12,420
2,339	*	Genesis HealthCare Corp	85,420
2,702	*	Gentiva Health Services, Inc	39,827
1,400		Hooper Holmes, Inc	3,570
2,600	*	Kindred Healthcare, Inc	66,976
400		LCA-Vision, Inc	19,004
22	*	LifePoint Hospitals, Inc	825
5,285	*	Magellan Health Services, Inc	166,213
300	*	Matria Healthcare, Inc	11,628
1,800	*	Nektar Therapeutics	29,628
1,000	*	Odyssey HealthCare, Inc	18,640
750		Option Care, Inc	10,020
400	*	Pediatrix Medical Group, Inc	35,428
200	*	Psychiatric Solutions, Inc	11,748
400	*	RehabCare Group, Inc	8,080
400	*	Sunrise Senior Living, Inc	13,484
3,142	*	U.S. Physical Therapy, Inc	58,033
1,880	*	United Surgical Partners International, Inc	60,442

		TOTAL HEALTH SERVICES	907,466

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.02%
300		Granite Construction, Inc	10,773

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	10,773

HOLDING AND OTHER INVESTMENT OFFICES - 6.91%
1,500		Aames Investment Corp	9,690
1,000		Acadia Realty Trust	20,050
300		Affordable Residential Communities	2,859
200		Agree Realty Corp	5,780
200	*	Alexander’s, Inc	49,100
500		Alexandria Real Estate Equities, Inc	40,250
700		American Home Mortgage Investment Corp	22,799
2,600		AMLI Residential Properties Trust	98,930
1,800		Anthracite Capital, Inc	18,954
2,200		Anworth Mortgage Asset Corp	16,060
2,300		Apollo Investment Corp	41,239
1,000		Arbor Realty Trust, Inc	25,920
5,900		Ashford Hospitality Trust, Inc	61,891

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
400		Bedford Property Investors	8,776
800		Bimini Mortgage Management, Inc (Class A)	7,240
1,800		BioMed Realty Trust, Inc	43,920
600	*	Boykin Lodging Co	7,332
700		Brandywine Realty Trust	19,537
900		Capital Lease Funding, Inc	9,477
100		Capital Southwest Corp	9,050
400		Capital Trust, Inc	11,712
700		Cedar Shopping Centers, Inc	9,849
100		Cherokee, Inc	3,439
500		Colonial Properties Trust	20,990
1,018		Commercial Net Lease Realty, Inc	20,737
500		Corporate Office Properties Trust	17,770
500		Cousins Properties, Inc	14,150
500		Digital Realty Trust, Inc	11,315
600		EastGroup Properties, Inc	27,096
800		Education Realty Trust, Inc	10,312
900		Entertainment Properties Trust	36,675
6,700		Equity Inns, Inc	90,785
2,100		Equity Lifestyle Properties, Inc	93,450
500		Equity One, Inc	11,560
1,000		FelCor Lodging Trust, Inc	17,210
1,756		Fieldstone Investment Corp	20,826
600		First Industrial Realty Trust, Inc	23,100
300		First Potomac Realty Trust	7,980
600		Getty Realty Corp	15,774
400		Gladstone Capital Corp	8,552
900		Glimcher Realty Trust	21,888
400		GMH Communities Trust	6,204
700		Harris & Harris Group, Inc	9,730
600		Heritage Property Investment Trust	20,040
1,600		Highland Hospitality Corp	17,680
3,800		Highwoods Properties, Inc	108,110
3,005		Home Properties, Inc	122,604
1,200		HomeBanc Corp	8,976
2,850		IMPAC Mortgage Holdings, Inc	26,819
2,300		Inland Real Estate Corp	34,017
1,600		Innkeepers U.S.A. Trust	25,600
1,226		Investors Real Estate Trust	11,316
7,770		iShares Russell 2000 Index Fund	518,181
600		Kilroy Realty Corp	37,140
700		Kite Realty Group Trust	10,829
2,100		LaSalle Hotel Properties	77,112
1,200		Lexington Corporate Properties Trust	25,560
900		LTC Properties, Inc	18,927
3,840		Luminent Mortgage Capital, Inc	28,838
800		Maguire Properties, Inc	24,720
1,600	*	MeriStar Hospitality Corp	15,040
3,000		MFA Mortgage Investments, Inc	17,100
2,100		Mid-America Apartment Communities, Inc	101,850
900		MortgageIT Holdings, Inc	12,294
700		National Health Investors, Inc	18,172
1,500		Nationwide Health Properties, Inc	32,100
620		New Century Financial Corp	22,363
800		Newcastle Investment Corp	19,880
600		Novastar Financial, Inc	16,866
1,800		Omega Healthcare Investors, Inc	22,662
300		One Liberty Properties, Inc	5,523
200		Parkway Properties, Inc	8,028

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
3,600		Pennsylvania Real Estate Investment Trust	134,496
1,500		Post Properties, Inc	59,925
1,300		Prentiss Properties Trust	52,884
1,100		PS Business Parks, Inc	54,120
800		RAIT Investment Trust	20,736
1,000		Ramco-Gershenson Properties	26,650
741		Redwood Trust, Inc	30,574
200		Saul Centers, Inc	7,220
1,800		Saxon Capital, Inc	20,394
1,500		Senior Housing Properties Trust	25,365
600		Sovran Self Storage, Inc	28,182
2,700		Spirit Finance Corp	30,645
800		Strategic Hotel Capital, Inc	16,464
600		Sun Communities, Inc	18,840
500		Sunstone Hotel Investors, Inc	13,285
600		Tanger Factory Outlet Centers, Inc	17,244
338	*	Tarragon Corp	6,970
600		Taubman Centers, Inc	20,850
600		Town & Country Trust	20,286
1,800		Trustreet Properties, Inc	26,316
400		Universal Health Realty Income Trust	12,536
400		Urstadt Biddle Properties, Inc (Class A)	6,484
400		U-Store-It Trust	8,420
900		Washington Real Estate Investment Trust	27,315
1,000		Winston Hotels, Inc	9,900

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,134,406

HOTELS AND OTHER LODGING PLACES - 0.27%
690		Ameristar Casinos, Inc	15,663
500	*	Aztar Corp	15,195
1,500	*	Bluegreen Corp	23,700
600	*	Gaylord Entertainment Co	26,154
2,000	*	La Quinta Corp	22,280
830	*	MTR Gaming Group, Inc	8,640
300	*	Vail Resorts, Inc	9,909

		TOTAL HOTELS AND OTHER LODGING PLACES	121,541

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.26%
300		Actuant Corp	16,740
16,007	*	Advanced Digital Information Corp	156,709
2,000	*	AGCO Corp	33,140
2,700		Albany International Corp (Class A)	97,632
600	*	Astec Industries, Inc	19,596
3,640	*	Axcelis Technologies, Inc	17,363
601		Black Box Corp	28,475
10,300	*	Blount International, Inc	164,079
500		Briggs & Stratton Corp	19,395
1,610	*	Brooks Automation, Inc	20,173
385		Bucyrus International, Inc (Class A)	20,290
300		Cascade Corp	14,073
13,405	*	Cirrus Logic, Inc	89,545
400		Curtiss-Wright Corp	21,840
1,498	*	Dot Hill Systems Corp	10,381
6,700	*	Emulex Corp	132,593
1,500		Engineered Support Systems, Inc	62,460
3,190	*	EnPro Industries, Inc	85,971
1,495	*	Entegris, Inc	14,083
4,400	*	Extreme Networks, Inc	20,900
400	*	Fargo Electronics, Inc	7,700

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,400	*	Flowserve Corp	55,384
700	*	Gardner Denver, Inc	34,510
40,000	*	Gateway, Inc	100,400
755	*	Global Imaging Systems, Inc	26,146
521	*	Hydril	32,615
1,200	*	Intermec, Inc	40,560
300		Kaydon Corp	9,642
3,100		Kennametal, Inc	158,224
1,115	*	Komag, Inc	38,646
3,900		Lennox International, Inc	109,980
468		Lufkin Industries, Inc	23,339
700		Manitowoc Co, Inc	35,154
600	*	Micros Systems, Inc	28,992
3,000		Modine Manufacturing Co	97,770
200		Nacco Industries, Inc (Class A)	23,430
1,250	*	Netgear, Inc	24,063
600		NN, Inc	6,360
354		Nordson Corp	14,341
800	*	Oil States International, Inc	25,344
5,240	*	Palm, Inc	166,632
1,000	*	Paxar Corp	19,630
300	*	ProQuest Co	8,373
200	*	Scansource, Inc	10,936
200		Standex International Corp	5,552
1,100		Stewart & Stevenson Services, Inc	23,243
1,100	b,*	Surebeam Corp (Class A)	2
2,100		Tennant Co	109,200
1,900	*	VeriFone Holdings, Inc	48,070
300		Watsco, Inc	17,943
429		Woodward Governor Co	36,898

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,384,517

INSTRUMENTS AND RELATED PRODUCTS - 6.87%
700	*	Abaxis, Inc	11,536
358	*	ADE Corp	8,613
25	*	Advanced Medical Optics, Inc	1,045
1,641	*	Align Technology, Inc	10,617
6,134	*	American Medical Systems Holdings, Inc	109,369
300	*	American Science & Engineering, Inc	18,711
433		Analogic Corp	20,719
628	*	Angiodynamics, Inc	16,033
828		Arrow International, Inc	24,004
361	*	Arthrocare Corp	15,213
2,500	*	Aspect Medical Systems, Inc	85,875
300	*	Bio-Rad Laboratories, Inc (Class A)	19,632
400	*	Biosite, Inc	22,516
2,600	*	Bruker BioSciences Corp	12,636
1,406	*	Candela Corp	20,303
3,885	*	Cepheid, Inc	34,110
1,250		CNS, Inc	27,388
3,439	*	Coherent, Inc	102,070
440		Cohu, Inc	10,063
2,485	*	Conmed Corp	58,795
200	*	Cyberonics, Inc	6,460
351		Datascope Corp	11,601
656	*	Dionex Corp	32,196
1,100	*	DJ Orthopedics, Inc	30,338
500		DRS Technologies, Inc	25,710
600		EDO Corp	16,236

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,480	*	Encore Medical Corp	7,326
1,500	*	ESCO Technologies, Inc	66,735
900	*	Esterline Technologies Corp	33,471
389	*	Excel Technology, Inc	9,250
491	*	FEI Co	9,412
1,200	*	Formfactor, Inc	29,316
1,810	*	Fossil, Inc	38,933
1,200	*	Foxhollow Technologies, Inc	35,748
900	*	Haemonetics Corp	43,974
20	*	Herley Industries, Inc	330
1,590	*	Hologic, Inc	60,293
491	*	ICU Medical, Inc	19,252
500	*	II-VI, Inc	8,935
500	*	Illumina, Inc	7,050
2,086	*	Integra LifeSciences Holdings Corp	73,970
1,000	*	Intermagnetics General Corp	31,900
500	*	Intralase Corp	8,915
1,896	*	Intuitive Surgical, Inc	222,344
1,100		Invacare Corp	34,639
600	*	IRIS International, Inc	13,116
4,250	*	Itron, Inc	170,170
6,118	*	Ixia	90,424
500		Keithley Instruments, Inc	6,990
2,700	*	Kopin Corp	14,445
1,099	*	Kyphon, Inc	44,872
2,000	*	LaBarge, Inc	28,740
753	*	Laserscope	16,912
473	*	LeCroy Corp	7,232
900	*	LTX Corp	4,050
600		Mentor Corp	27,648
769	*	Merit Medical Systems, Inc	9,336
4,400		Mine Safety Appliances Co	159,324
4,274	*	MKS Instruments, Inc	76,462
920	*	Molecular Devices Corp	26,616
1,445		MTS Systems Corp	50,055
2,266	*	Nanogen, Inc	5,937
900	*	Neurometrix, Inc	24,552
600	*	Palomar Medical Technologies, Inc	21,024
600	*	Rofin-Sinar Technologies, Inc	26,082
300	*	Sirf Technology Holdings, Inc	8,940
347	*	Somanetics Corp	11,104
300	*	SonoSite, Inc	10,503
3,800		STERIS Corp	95,076
1,500	*	Sybron Dental Specialties, Inc	59,715
3,900	*	Symmetry Medical, Inc	75,621
225	*	Techne Corp	12,634
5,900	*	Teledyne Technologies, Inc	171,690
4,294	*	Thoratec Corp	88,843
34	*	Trimble Navigation Ltd	1,207
6,528	*	TriPath Imaging, Inc	39,429
400		United Industrial Corp	16,548
1,828	*	Varian, Inc	72,736
526	*	Ventana Medical Systems, Inc	22,276
800	*	Viasys Healthcare, Inc	20,560
567		Vital Signs, Inc	24,279
1,118	*	Wright Medical Group, Inc	22,807
1,500		X-Rite, Inc	15,000
422		Young Innovations, Inc	14,382
500	*	Zoll Medical Corp	12,595

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,113,514

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
INSURANCE AGENTS, BROKERS AND SERVICE - 0.13%
600		Clark, Inc	7,950
600		Hilb Rogal & Hobbs Co	23,106
500		National Financial Partners Corp	26,275

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	57,331

INSURANCE CARRIERS - 2.77%
846		Affirmative Insurance Holdings, Inc	12,343
3,065	*	American Physicians Capital, Inc	140,346
600	*	Argonaut Group, Inc	19,662
600		Bristol West Holdings, Inc	11,418
3,280	*	Centene Corp	86,231
807		Direct General Corp	13,638
2,900		EMC Insurance Group, Inc	57,826
700		Great American Financial Resources, Inc	13,888
1,400	*	HealthExtras, Inc	35,140
4,000		Horace Mann Educators Corp	75,840
618		Infinity Property & Casualty Corp	22,996
3,000		LandAmerica Financial Group, Inc	187,200
293		Midland Co	10,560
3,300	*	Molina Healthcare, Inc	87,912
100		National Western Life Insurance Co (Class A)	20,691
299	*	Navigators Group, Inc	13,039
1,615		Ohio Casualty Corp	45,737
2,200		Phoenix Cos, Inc	30,008
944		Presidential Life Corp	17,974
700	*	ProAssurance Corp	34,048
2,100		RLI Corp	104,727
524		Safety Insurance Group, Inc	21,154
100	*	SeaBright Insurance Holdings, Inc	1,663
1,100		Selective Insurance Group, Inc	58,410
295		State Auto Financial Corp	10,756
600		Stewart Information Services Corp	29,202
148	*	Triad Guaranty, Inc	6,511
1,300		UICI	46,163
500	*	WellCare Health Plans, Inc	20,425
450		Zenith National Insurance Corp	20,754

		TOTAL INSURANCE CARRIERS	1,256,262

JUSTICE, PUBLIC ORDER AND SAFETY - 0.10%
800	*	Corrections Corp of America	35,976
400	*	Geo Group, Inc	9,172

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	45,148

LEATHER AND LEATHER PRODUCTS - 0.32%
500		Brown Shoe Co, Inc	21,215
400	*	Genesco, Inc	15,516
2,600		Steven Madden Ltd	75,998
315		Weyco Group, Inc	6,017
1,150		Wolverine World Wide, Inc	25,829

		TOTAL LEATHER AND LEATHER PRODUCTS	144,575

LEGAL SERVICES - 0.16%
2,700	*	FTI Consulting, Inc	74,088

		TOTAL LEGAL SERVICES	74,088

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
LUMBER AND WOOD PRODUCTS - 0.16%
200		American Woodmark Corp	4,958
2,700	*	Champion Enterprises, Inc	36,774
200		Deltic Timber Corp	10,372
300		Skyline Corp	10,920
200		Universal Forest Products, Inc	11,050

		TOTAL LUMBER AND WOOD PRODUCTS	74,074

METAL MINING - 0.30%
800		Cleveland-Cliffs, Inc	70,856
7,100	*	Coeur d’Alene Mines Corp	28,400
2,900	*	Hecla Mining Co	11,774
400		Royal Gold, Inc	13,892
800	*	Stillwater Mining Co	9,256

		TOTAL METAL MINING	134,178

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.70%
1,100		Blyth, Inc	23,045
1,800		Callaway Golf Co	24,912
500		Charles & Colvard Ltd	10,100
900	*	Jakks Pacific, Inc	18,846
2,100		Marine Products Corp	22,029
1,200		Nautilus, Inc	22,392
700	*	RC2 Corp	24,864
300	*	Shuffle Master, Inc	7,542
6,300		Yankee Candle Co, Inc	161,280

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	315,010

MISCELLANEOUS RETAIL - 1.18%
100	*	1-800-FLOWERS.COM, Inc (Class A)	642
400		Big 5 Sporting Goods Corp	8,756
195		Blair Corp	7,593
500	*	Build-A-Bear Workshop, Inc	14,820
3,900		Cash America International, Inc	90,441
2,400		Longs Drug Stores Corp	87,336
466	*	Nutri/System, Inc	16,785
2,970	*	Petco Animal Supplies, Inc	65,192
6,677	*	Priceline.com, Inc	149,031
900	*	Sports Authority, Inc	28,017
350	*	Systemax, Inc	2,184
500		World Fuel Services Corp	16,860
1,920	*	Zale Corp	48,288

		TOTAL MISCELLANEOUS RETAIL	535,945

MOTION PICTURES - 0.12%
3,209	*	Denny’s Corp	12,932
1,835	*	Macrovision Corp	30,700
900	*	Time Warner Telecom, Inc (Class A)	8,865

		TOTAL MOTION PICTURES	52,497

NONDEPOSITORY INSTITUTIONS - 1.31%
300	*	Accredited Home Lenders Holding Co	14,874
2,800		Advance America Cash Advance Centers, Inc	34,720
696		Advanta Corp (Class A)	20,970
413		Asta Funding, Inc	11,291
2,958		Beverly Hills Bancorp, Inc	30,674
4,000		CharterMac	84,720
562	*	Collegiate Funding Services LLC	11,100
1,919	*	CompuCredit Corp	73,843

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,050	*	Credit Acceptance Corp	16,905
3,100		Delta Financial Corp	25,978
3,150		Doral Financial Corp	33,390
200	b,*	DVI, Inc	0
533	*	Encore Capital Group, Inc	9,248
700		Federal Agricultural Mortgage Corp (Class C)	20,951
2,922	*	First Cash Financial Services, Inc	85,206
1,800		MCG Capital Corp	26,262
500		NGP Capital Resources Co	6,565
1,200	*	Ocwen Financial Corp	10,440
228	*	United PanAm Financial Corp	5,898
2,508	*	World Acceptance Corp	71,478

		TOTAL NONDEPOSITORY INSTITUTIONS	594,513

NONMETALLIC MINERALS, EXCEPT FUELS - 0.01%
300		AMCOL International Corp	6,156

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	6,156

OIL AND GAS EXTRACTION - 3.25%
346	*	Atlas America, Inc	20,836
500	*	Atwood Oceanics, Inc	39,015
300		Berry Petroleum Co (Class A)	17,160
200	*	Bill Barrett Corp	7,722
4,850		Cabot Oil & Gas Corp (Class A)	218,735
898	*	Cal Dive International, Inc	32,229
500	*	Callon Petroleum Co	8,825
782	*	Cheniere Energy, Inc	29,106
2,262		Cimarex Energy Co	97,289
300	*	Comstock Resources, Inc	9,153
500	*	Edge Petroleum Corp	12,455
300	*	Energy Partners Ltd	6,537
745	*	FX Energy, Inc	5,945
3,148	*	Global Industries Ltd	35,730
19,300	*	Grey Wolf, Inc	149,189
4	*	Hanover Compressor Co	56
1,500	*	Harvest Natural Resources, Inc	13,320
300	*	Houston Exploration Co	15,840
500	*	KCS Energy, Inc	12,110
500	*	McMoRan Exploration Co	9,885
2,470	*	Meridian Resource Corp	10,374
1,400	*	Oceaneering International, Inc	69,692
3,500	*	Parker Drilling Co	37,905
200	v*	PetroCorp (Escrow)	—
900	*	PetroHawk Energy Corp	11,898
623	*	Petroleum Development Corp	20,771
900	*	Remington Oil & Gas Corp	32,850
600		RPC, Inc	15,804
200	*	SEACOR Holdings, Inc	13,620
3,800		St. Mary Land & Exploration Co	139,878
300	*	Stone Energy Corp	13,659
2,100	*	Superior Energy Services	44,205
2,500	*	Swift Energy Co	112,675
900		Todco	34,254
300	*	Toreador Resources Corp	6,321
3,200	*	Veritas DGC, Inc	113,568
800		W&T Offshore, Inc	23,520
600	*	W-H Energy Services, Inc	19,848
300	*	Whiting Petroleum Corp	12,000

		TOTAL OIL AND GAS EXTRACTION	1,473,979

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
PAPER AND ALLIED PRODUCTS - 0.54%
600		Bowater, Inc	18,432
1,800	*	Buckeye Technologies, Inc	14,490
600		Glatfelter	8,514
700		Greif, Inc (Class A)	46,396
1,900		Longview Fibre Co	39,539
500		Neenah Paper, Inc	14,000
700	*	Playtex Products, Inc	9,569
200		Potlatch Corp	10,196
4,900		Rock-Tenn Co (Class A)	66,885
300		Schweitzer-Mauduit International, Inc	7,434
600		Wausau Paper Corp	7,110

		TOTAL PAPER AND ALLIED PRODUCTS	242,565

PERSONAL SERVICES - 0.14%
450	*	Coinstar, Inc	10,274
300		G & K Services, Inc (Class A)	11,775
1,000		Jackson Hewitt Tax Service, Inc	27,710
400		Unifirst Corp	12,440

		TOTAL PERSONAL SERVICES	62,199

PETROLEUM AND COAL PRODUCTS - 1.25%
9,100	*	Alon USA Energy, Inc	178,815
200		ElkCorp	6,732
3,545		Frontier Oil Corp	133,044
1,800	*	Giant Industries, Inc	93,528
1,550	*	Headwaters, Inc	54,932
1,300		Holly Corp	76,531
200		Tesoro Corp	12,310
400		WD-40 Co	10,504

		TOTAL PETROLEUM AND COAL PRODUCTS	566,396

PRIMARY METAL INDUSTRIES - 2.15%
2,300	*	AK Steel Holding Corp	18,285
2,200	*	Aleris International, Inc	70,928
1,100		Belden CDT, Inc	26,873
2,700	*	Brush Engineered Materials, Inc	42,930
300		Carpenter Technology Corp	21,141
800	*	Century Aluminum Co	20,968
538	*	Chaparral Steel Co	16,275
1,300	*	CommScope, Inc	26,169
700	*	General Cable Corp	13,790
834		Gibraltar Industries, Inc	19,132
1,600	*	Lone Star Technologies, Inc	82,656
864		Matthews International Corp (Class A)	31,458
1,600	*	Maverick Tube Corp	63,776
300		Mueller Industries, Inc	8,226
4,100	*	NS Group, Inc	171,421
200	*	Oregon Steel Mills, Inc	5,884
4,000		Quanex Corp	199,880
700		Roanoke Electric Steel Corp	16,520
400	*	RTI International Metals, Inc	15,180
400		Schnitzer Steel Industries, Inc (Class A)	12,236
1,402		Steel Dynamics, Inc	49,785
200		Steel Technologies, Inc	5,598
600	*	Superior Essex, Inc	12,096
200		Texas Industries, Inc	9,968
200	*	Titanium Metals Corp	12,652

		TOTAL PRIMARY METAL INDUSTRIES	973,827

PRINTING AND PUBLISHING - 0.84%
500		Banta Corp	24,900

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
1,400	*	Cenveo, Inc	18,424
800	*	Consolidated Graphics, Inc	37,872
203		CSS Industries, Inc	6,238
700		Ennis, Inc	12,719
800		Hollinger International, Inc	7,168
1,500		John H Harland Co	56,400
1,300		Journal Communications, Inc	18,135
900		Journal Register Co	13,455
700		Media General, Inc (Class A)	35,490
800	*	Playboy Enterprises, Inc (Class B)	11,112
4,900	*	Primedia, Inc	7,889
1,400		Reader’s Digest Association, Inc (Class A)	21,308
1,716	*	Scholastic Corp	48,923
600		Standard Register Co	9,486
1,800	*	Valassis Communications, Inc	52,326

		TOTAL PRINTING AND PUBLISHING	381,845

RAILROAD TRANSPORTATION - 0.08%
300		Florida East Coast Industries	12,711
200	*	Genesee & Wyoming, Inc (Class A)	7,510
700	*	Kansas City Southern Industries, Inc	17,101

		TOTAL RAILROAD TRANSPORTATION	37,322

REAL ESTATE - 1.07%
6,404	*	Alderwoods Group, Inc	101,631
900		Consolidated-Tomoka Land Co	63,810
3,700	*	Housevalues, Inc	48,211
3,200		Jones Lang LaSalle, Inc	161,120
1,626		Stewart Enterprises, Inc (Class A)	8,797
3,900	*	Trammell Crow Co	100,035
220	*	ZipRealty, Inc	1,852

		TOTAL REAL ESTATE	485,456

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.85%
400	*	Deckers Outdoor Corp	11,048
1,300	*	Goodyear Tire & Rubber Co	22,594
3,500		Schulman (A.), Inc	75,320
4,900	*	Skechers U.S.A., Inc (Class A)	75,068
1,200		Spartech Corp	26,340
5,600		Titan International, Inc	96,600
2,000		Tupperware Corp	44,800
1,400		West Pharmaceutical Services, Inc	35,042

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	386,812

SECURITY AND COMMODITY BROKERS - 0.83%
802		Calamos Asset Management, Inc (Class A)	25,223
1,500	*	Investment Technology Group, Inc	53,160
10,700	*	Knight Capital Group, Inc	105,823
3,900	*	LaBranche & Co, Inc	39,429
628	*	MarketAxess Holdings, Inc	7,178
1,700	*	Nasdaq Stock Market, Inc	59,806
600		optionsXpress Holdings, Inc	14,730
200	*	Piper Jaffray Cos	8,080
500	*	Stifel Financial Corp	18,795
600		SWS Group, Inc	12,564
9		Value Line, Inc	317
1,400		Waddell & Reed Financial, Inc (Class A)	29,358

		TOTAL SECURITY AND COMMODITY BROKERS	374,463

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
SOCIAL SERVICES - 0.22%
2,367	*	Bright Horizons Family Solutions, Inc	87,697
700	*	Res-Care, Inc	12,159

		TOTAL SOCIAL SERVICES	99,856

SPECIAL TRADE CONTRACTORS - 1.10%
13,200	*	AsiaInfo Holdings, Inc	52,536
900		Chemed Corp	44,712
6,800		Comfort Systems USA, Inc	62,560
1,000	*	Dycom Industries, Inc	22,000
3,200	*	EMCOR Group, Inc	216,096
2,300	*	Insituform Technologies, Inc (Class A)	44,551
50	*	Layne Christensen Co	1,272
4,297	*	Quanta Services, Inc	56,591

		TOTAL SPECIAL TRADE CONTRACTORS	500,318

STONE, CLAY, AND GLASS PRODUCTS -0.17%
800		Apogee Enterprises, Inc	12,976
150		CARBO Ceramics, Inc	8,478
300	*	Cabot Microelectronics Corp	8,799
400		Eagle Materials, Inc	48,944

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	79,197

TEXTILE MILL PRODUCTS - 0.05%
339	*	Dixie Group, Inc	4,671
300		Oxford Industries, Inc	16,410

		TOTAL TEXTILE MILL PRODUCTS	21,081

TOBACCO PRODUCTS - 0.04%
1,000		Vector Group Ltd	18,170

		TOTAL TOBACCO PRODUCTS	18,170

TRANSPORTATION BY AIR - 0.86%
13,133	*	ABX Air, Inc	102,831
3,200	*	Airtran Holdings, Inc	51,296
500	*	Alaska Air Group, Inc	17,860
3,200	*	Continental Airlines, Inc (Class B)	68,160
2,818	b,*	Delta Air Lines, Inc	2,114
1,527	*	EGL, Inc	57,369
1,600	*	ExpressJet Holdings, Inc	12,944
1,574	*	Mesa Air Group, Inc	16,464
2,500	b,*	Northwest Airlines Corp	1,350
400	*	Offshore Logistics, Inc	11,680
1,330	*	Pinnacle Airlines Corp	8,871
674		Skywest, Inc	18,104
2,155	*	World Air Holdings, Inc	20,731

		TOTAL TRANSPORTATION BY AIR	389,774

TRANSPORTATION EQUIPMENT - 2.78%
300		A.O. Smith Corp	10,530
2,500	*	AAR Corp	59,875
433	*	Aftermarket Technology Corp	8,418
1,400		American Axle & Manufacturing Holdings, Inc	25,662
1,286		Arctic Cat, Inc	25,797
700	*	Armor Holdings, Inc	29,855
2,000		ArvinMeritor, Inc	28,780
600		Clarcor, Inc	17,826

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
2,700		Federal Signal Corp	40,527
1,500	*	Fleetwood Enterprises, Inc	18,525
760		Freightcar America, Inc	36,541
1,100	*	GenCorp, Inc	19,525
3,300	*	Group 1 Automotive, Inc	103,719
400		Heico Corp	10,352
5,000		JLG Industries, Inc	228,300
3,362		Kaman Corp (Class A)	66,198
1,600	*	Orbital Sciences Corp	20,544
200	*	Sequa Corp (Class A)	13,810
300		Superior Industries International, Inc	6,678
1,700	*	Tenneco, Inc	33,337
2,500		Thor Industries, Inc	100,175
300		Trinity Industries, Inc	13,221
800	*	Triumph Group, Inc	29,288
18,000	*	Visteon Corp	112,680
4,500		Wabash National Corp	85,725
1,200		Westinghouse Air Brake Technologies Corp	32,280
2,400		Winnebago Industries, Inc	79,872

		TOTAL TRANSPORTATION EQUIPMENT	1,258,040

TRANSPORTATION SERVICES - 0.72%
576		Ambassadors Group, Inc	13,185
1,096	*	Dynamex, Inc	20,890
1,600		GATX Corp	57,728
1,804	*	HUB Group, Inc	63,771
1,000	*	Navigant International, Inc	10,850
6,154		Pacer International, Inc	160,373

		TOTAL TRANSPORTATION SERVICES	326,797

TRUCKING AND WAREHOUSING - 0.38%
1,298		Arkansas Best Corp	56,697
1,150		Forward Air Corp	42,148
1,400	*	Frozen Food Express Industries	15,442
600		Heartland Express, Inc	12,174
655	*	SCS Transportation, Inc	13,919
900	*	SIRVA, Inc	7,200
270	*	U.S. Xpress Enterprises, Inc (Class A)	4,693
228	*	Universal Truckload Services, Inc	5,244
863		Werner Enterprises, Inc	17,001

		TOTAL TRUCKING AND WAREHOUSING	174,518

WATER TRANSPORTATION - 0.37%
2,900	*	Gulfmark Offshore, Inc	85,898
700	*	Hornbeck Offshore Services, Inc	22,890
1,000	*	Kirby Corp	52,170
300		Maritrans, Inc	7,806

		TOTAL WATER TRANSPORTATION	168,764

WHOLESALE TRADE-DURABLE GOODS - 2.02%
1,771		Agilysys, Inc	32,268
2,500		Applied Industrial Technologies, Inc	84,225
1,200	*	Aviall, Inc	34,560
700		Barnes Group, Inc	23,100
546	*	Beacon Roofing Supply, Inc	15,687
400		BlueLinx Holdings, Inc	4,500
917		Building Material Holding Corp	62,549
400	*	Castle (A.M.) & Co	8,736
6,166	*	Digi International, Inc	64,681
1,300	*	Genesis Microchip, Inc	23,517
2,400		Hughes Supply, Inc	86,040
2,200		IKON Office Solutions, Inc	22,902

TIAA-CREF Life Funds - Small-Cap Equity Fund

SHARES			VALUE
8,470	*	Insight Enterprises, Inc	166,097
500	*	Keystone Automotive Industries, Inc	15,740
1,050		Knight Transportation, Inc	21,767
350	*	MWI Veterinary Supply, Inc	9,034
800		Owens & Minor, Inc	22,024
1,100	*	PSS World Medical, Inc	16,324
2,200		Reliance Steel & Aluminum Co	134,464
1,300		Ryerson Tull, Inc	31,616
196	*	Strattec Security Corp	7,922
700	*	WESCO International, Inc	29,911

		TOTAL WHOLESALE TRADE-DURABLE GOODS	917,664

WHOLESALE TRADE-NONDURABLE GOODS - 1.14%
700		Handleman Co	8,694
2,100		Kenneth Cole Productions, Inc (Class A)	53,550
1,187		K-Swiss, Inc (Class A)	38,506
100	*	Maui Land & Pineapple Co, Inc	3,393
200	*	Men’s Wearhouse, Inc	5,888
800		Myers Industries, Inc	11,664
1,200		Nash Finch Co	30,576
2,100		Nu Skin Enterprises, Inc (Class A)	36,918
6,778	*	Performance Food Group Co	192,292
400	*	Perry Ellis International, Inc	7,600
500	*	Smart & Final, Inc	6,440
1,100	*	Source Interlink Cos, Inc	12,232
3,640	*	Spartan Stores, Inc	37,929
1,300		Stride Rite Corp	17,628
200		The Andersons, Inc	8,616
200	*	Tractor Supply Co	10,588
300	*	United Natural Foods, Inc	7,920
503	*	United Stationers, Inc	24,395

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	514,829

		TOTAL COMMON STOCKS (Cost $42,586,985)	45,231,797

PRINCIPAL
SHORT-TERM INVESTMENTS - 1.26%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.26%
$570,000		Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	569,788

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	569,788

		TOTAL SHORT-TERM INVESTMENTS (Cost $569,892)	569,788

		TOTAL PORTFOLIO - 101.04% (Cost $43,156,877)	45,801,585
		OTHER ASSETS & LIABILITIES, NET - (1.04)%	(469,220)

		NET ASSETS - 100.00%	$45,332,365

*	Non-income producing

b	In bankruptcy

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $43,931,674. Net unrealized appreciation of portfolio investments aggregated $1,869,911 of which $3,975,689 related to appreciated portfolio investments and $2,105,778 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

SHARES			VALUE
COMMON STOCKS - 98.61%
HOLDING AND OTHER INVESTMENT OFFICES - 87.84%
72,000		Affordable Residential Communities	$686,160
13,000		Alexandria Real Estate Equities, Inc	1,046,500
8,000		AMB Property Corp	393,360
51,000		American Financial Realty Trust	612,000
948		American Land Lease, Inc	22,439
35,500		Archstone-Smith Trust	1,487,095
17,500		Arden Realty, Inc	784,525
12,500		AvalonBay Communities, Inc	1,115,625
51,000		Bimini Mortgage Management, Inc (Class A)	461,550
21,000		BioMed Realty Trust, Inc	512,400
22,500		BNP Residential Properties, Inc	360,000
23,414		Boston Properties, Inc	1,735,680
9,000		BRE Properties, Inc (Class A)	409,320
10,000		CarrAmerica Realty Corp	346,300
25,000	f,v	CBRE Realty Finance, Inc	375,000
10,000		Cedar Shopping Centers, Inc	140,700
6,500		Centerpoint Properties Trust	321,620
45,000		Cogdell Spencer, Inc	760,050
24,000		Columbia Equity Trust, Inc	387,600
5,400		Corporate Office Properties Trust	191,916
15,000	f,v	Crystal River Capital, Inc	375,000
25,000	f,v*	Deerfield Triarc Capital Corp	342,500
23,619		Developers Diversified Realty Corp	1,110,565
14,788		DiamondRock Hospitality Co	176,864
25,000	f,v	DiamondRock Hospitality Co	299,000
17,000		Duke Realty Corp	567,800
10,100		EastGroup Properties, Inc	456,116
154,662		ECC Capital Corp	349,536
65,000		Education Realty Trust, Inc	837,850
47,000		Equity Office Properties Trust	1,425,510
13,000		Equity One, Inc	300,560
72,000		Equity Residential	2,816,640
7,000		Essex Property Trust, Inc	645,400
80,000		Extra Space Storage, Inc	1,232,000
22,000		Federal Realty Investment Trust	1,334,300
56,000		Feldman Mall Properties, Inc	672,560
23,000		First Potomac Realty Trust	611,800
43,000		General Growth Properties, Inc	2,020,570
12,057		GMH Communities Trust	187,004
50,000	v*	Gramercy Capital Corp (Unregistered)	1,139,000
20,000	f,v*	GSC Capital Corp	500,000
19,000		Health Care REIT, Inc	644,100
57,500		Hersha Hospitality Trust	518,075
38,000		Highland Hospitality Corp	419,900
63,500		HomeBanc Corp	474,980
77,000		Host Marriott Corp	1,459,150
25,471		iShares Cohen & Steers Realty Majors Index Fund	1,906,250
29,434		iShares Dow Jones US Real Estate Index Fund	1,888,191

TIAA-CREF Life Funds - Real Estate Securities Fund

SHARES			VALUE
10,000		iStar Financial, Inc	356,500
28,000		JER Investors Trust, Inc	474,600
50,000		Kimco Realty Corp	1,604,000
7,000		Kite Realty Group Trust	108,290
12,500		KKR Financial Corp	299,875
8,191		LaSalle Hotel Properties	300,774
12,500		Lexington Corporate Properties Trust	266,250
7,500		Liberty Property Trust	321,375
25,000		LTC Properties, Inc	525,750
11,000		Macerich Co	738,540
10,000		Mack-Cali Realty Corp	432,000
52,000		Medical Properties Trust, Inc	508,560
17,000		Mills Corp	712,980
68,307		Monmouth REIT (Class A)	547,822
24,700		MortgageIT Holdings, Inc	337,402
12,000		New Plan Excel Realty Trust	278,160
3,756		Newcastle Investment Corp	93,337
30,000	f,v*	Origen Financial Co	300,000
10,500		Pan Pacific Retail Properties, Inc	702,345
7,400		Parkway Properties, Inc	297,036
30,000	f,v*	People’s Choice Financial Corp	300,000
41,001		Prologis	1,915,567
3,000		PS Business Parks, Inc	147,600
25,000		Public Storage, Inc	1,693,000
15,896		Regency Centers Corp	937,069
42,000		Simon Property Group, Inc	3,218,460
4,000		SL Green Realty Corp	305,560
25,000	f,v*	Spirit Financial Corp	283,750
25,000		Sunset Financial Resources, Inc	212,000
13,000		Taubman Centers, Inc	451,750
45,000		Trizec Properties, Inc	1,031,400
55,000		Trustreet Properties, Inc	804,100
40,000		United Dominion Realty Trust, Inc	937,600
18,000		U-Store-It Trust	378,900
32,000		Vornado Realty Trust	2,671,040
48,198		Windrose Medical Properties Trust	716,222

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	62,070,675

HOTELS AND OTHER LODGING PLACES - 7.58%
65,000	*	Great Wolf Resorts, Inc	670,150
33,000		Hilton Hotels Corp	795,630
337,080	*	Jameson Inns, Inc	724,722
50,789	*	Lodgian, Inc	544,966
41,000		Starwood Hotels & Resorts Worldwide, Inc	2,618,260

		TOTAL HOTELS AND OTHER LODGING PLACES	5,353,728

REAL ESTATE - 3.19%
40,000	f,v*	Asset Capital Corp, Inc	340,000
48,000	*	Brookfield Properties Corp	1,412,160
42,000	*	Republic Property Trust	504,000

		TOTAL REAL ESTATE	2,256,160

		TOTAL COMMON STOCKS (Cost $66,628,344)	69,680,563

TIAA-CREF Life Funds - Real Estate Securities Fund

PRINCIPAL
SHORT-TERM INVESTMENTS - 1.87%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.87%
$1,320,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	1,319,509

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,319,509

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,319,751)	1,319,509

	TOTAL PORTFOLIO - 100.48% (Cost $67,948,095)	71,000,072
	OTHER ASSETS & LIABILITIES, NET - (0.48)%	(340,798)

	NET ASSETS - 100.00%	$70,659,274

*	Non-income producing

f	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $3,115,250 or 4.41% of net assets.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $68,732,926. Net unrealized appreciation of portfolio investments aggregated $2,267,146 of which $6,107,896 related to appreciated portfolio investments and $3,840,750 related to depreciated portfolio investments.

Restricted securities held by the Fund are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE
Asset Capital Corp, Inc	06/23/05	$340,000	$340,000
CBRE Realty Finance, Inc	06/02/05	375,000	375,000
Crystal River Capital, Inc	03/09/05	375,000	375,000
GSC Capital Corp	06/24/05	500,000	500,000
People’s Choice Financial Corp	12/21/04	300,000	300,000

TIAA-CREF Life Funds - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

STATEMENT OF INVESTMENTS

December 31, 2005

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE
BONDS - 99.57%
CORPORATE BONDS - 31.14%
APPAREL AND OTHER TEXTILE PRODUCTS - 0.15%
$100,000	g	Controladora Mabe SA CV	6.500%	12/15/15	NR	$99,778

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				99,778

ASSET BACKED - 14.14%
400,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	397,653
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	994,433
500,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	476,745
250,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	247,381
437,500		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	427,319
3,420,000		TRAINS	6.962	01/15/12	A3	3,671,780
3,161,535		TRAINS	5.940	01/25/07	A3	3,175,035

		TOTAL ASSET BACKED				9,390,346

CHEMICALS AND ALLIED PRODUCTS - 0.44%
100,000		Lubrizol Corp	5.500	10/01/14	Baa3	100,410
100,000		Genentech, Inc	5.250	07/15/35	A1	95,490
100,000		Procter & Gamble Co	4.950	08/15/14	Aa3	99,861

		TOTAL CHEMICALS AND ALLIED PRODUCTS				295,761

COMMUNICATIONS - 1.58%
100,000		AT&T, Inc	6.150	09/15/34	A2	100,493
100,000		BellSouth Corp	6.875	10/15/31	A2	109,407
100,000		British Telecommunications plc	8.875	12/15/30	Baa1	134,173
100,000		Comcast Corp	7.050	03/15/33	Baa2	108,006
100,000	g	COX Communications, Inc	5.450	12/15/14	Baa3	97,516
100,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	127,094
100,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	132,542
100,000		Sprint Capital Corp	8.750	03/15/32	Baa2	132,289
100,000		Vodafone Group plc	6.250	11/30/32	A2	105,910

		TOTAL COMMUNICATIONS				1,047,430

DEPOSITORY INSTITUTIONS - 2.19%
100,000		Bank of America Corp	4.750	08/15/13	Aa3	97,688
100,000		Bank One Corp	5.900	11/15/11	A1	103,961
212,000		Citigroup, Inc	5.000	09/15/14	Aa2	208,620
200,000		Citigroup, Inc	5.875	02/22/33	Aa2	205,277
250,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	244,807
100,000		MBNA America Bank NA	4.625	08/03/09	Aa1	98,934
100,000		US Bancorp	4.500	07/29/10	Aa2	98,207
100,000		Wachovia Corp	5.250	08/01/14	A1	100,069
100,000		Washington Mutual Bank/Seattle WA	4.500	08/25/08	A2	98,983
100,000		Wells Fargo & Co	4.950	10/16/13	Aa2	99,296
100,000		Zions Bancorporation	5.500	11/16/15	Baa1	100,604

		TOTAL DEPOSITORY INSTITUTIONS				1,456,446

TIAA-CREF Life Funds - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE
ELECTRIC, GAS, AND SANITARY SERVICES - 1.05%
100,000		Atmos Energy Corp	4.000	10/15/09	Baa3	96,043
100,000		Consolidated Edison Co of New York	5.375	12/15/15	A1	101,418
100,000		FirstEnergy Corp	6.450	11/15/11	Baa3	106,045
100,000		Florida Power & Light Co	4.850	02/01/13	Aa3	98,880
100,000		Southern California Edison Co	5.350	07/15/35	A3	97,214
100,000		Virginia Electric and Power Co	4.750	03/01/13	A3	97,392
100,000		Washington Gas Light	7.310	10/30/07	A2	104,156

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				701,148

FOOD AND KINDRED PRODUCTS - 0.14%
100,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	96,777

		TOTAL FOOD AND KINDRED PRODUCTS				96,777

GENERAL BUILDING CONTRACTORS -0.14%
100,000		Centex Corp	5.250	06/15/15	Baa2	94,857

		TOTAL GENERAL BUILDING CONTRACTORS				94,857

GENERAL MERCHANDISE STORES - 0.49%
220,000		Sears Roebuck Acceptance	6.750	08/15/11	Ba1	226,363
100,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	96,602

		TOTAL GENERAL MERCHANDISE STORES				322,965

HEALTH SERVICES - 0.15%
100,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	101,257

		TOTAL HEALTH SERVICES				101,257

HOLDING AND OTHER INVESTMENT OFFICES - 0.15%
100,000	g	iStar Financial, Inc	5.700	03/01/14	Baa3	98,901

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				98,901

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.15%
100,000		Caterpillar Financial Services Corp	5.050	12/01/10	A2	100,422

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				100,422

INSTRUMENTS AND RELATED PRODUCTS - 0.15%
100,000	g	Medtronic, Inc	4.750	09/15/15	A1	97,122

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				97,122

INSURANCE CARRIERS - 0.60%
100,000		American International Group, Inc	5.050	10/01/15	Aa2	98,187
100,000		Metlife, Inc	5.000	06/15/15	A2	98,158
100,000		Travelers Property Casualty Corp	6.375	03/15/33	A3	104,401
100,000		WellPoint, Inc	3.500	09/01/07	Baa1	97,549

		TOTAL INSURANCE CARRIERS				398,295

METAL MINING - 0.29%
100,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	96,884
100,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	96,881

		TOTAL METAL MINING				193,765

TIAA-CREF Life Funds - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE
MOTION PICTURES - 0.30%
100,000		Historic TW, Inc	6.625	05/15/29	Baa1	99,783
100,000		News America, Inc	5.300	12/15/14	Baa2	99,020

		TOTAL MOTION PICTURES				198,803

NONDEPOSITORY INSTITUTIONS - 1.36%
220,000		Ford Motor Credit Co	6.500	01/25/07	Baa3	212,025
100,000		General Electric Capital Corp	5.875	02/15/12	Aaa	104,617
100,000		HSBC Finance Corp	4.125	11/16/09	A1	96,601
100,000		HSBC Finance Corp	4.750	07/15/13	A1	96,802
100,000		HSBC Finance Corp	5.000	06/30/15	A1	97,208
100,000		John Deere Capital Corp	3.625	05/25/07	A3	98,267
100,000		Residential Capital Corp	6.125	11/21/08	Baa3	100,341
100,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	95,439

		TOTAL NONDEPOSITORY INSTITUTIONS				901,300

OIL AND GAS EXTRACTION - 1.53%
100,000		Burlington Resources Finance Co	7.200	08/15/31	A3	123,482
500,000		Cal Dive International, Inc	4.930	02/01/27	NR	494,290
100,000		Canadian Natural Resources Ltd	5.850	02/01/35	Baa1	100,798
100,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	98,216
100,000		Petro-Canada	5.950	05/15/35	Baa2	101,070
100,000		XTO Energy, Inc	5.300	06/30/15	Baa3	100,079

		TOTAL OIL AND GAS EXTRACTION				1,017,935

OTHER MORTGAGE BACKED SECURITIES - 3.97%
25,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.182	09/10/47	Aaa	25,049
648,586		Bank of America Alternative Loan Trust Series 2004-7 (Class 2A1)	6.000	08/25/34	NR	649,600
90,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.464	12/11/40	Aaa	91,510
50,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	48,795
294,004		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	291,323
159,759		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	NR	159,823
750,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	760,404
500,000		Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ)	4.922	10/12/41	NR	486,619
55,000	v	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	55,300
69,093		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	67,862

		TOTAL OTHER MORTGAGE BACKED SECURITIES				2,636,285

PAPER AND ALLIED PRODUCTS - 0.15%
100,000		Bemis Co	4.875	04/01/12	Baa1	97,552

		TOTAL PAPER AND ALLIED PRODUCTS				97,552

PETROLEUM AND COAL PRODUCTS - 0.31%
100,000		ConocoPhillips	5.900	10/15/32	A1	107,436
100,000	g	PTT PCL	5.875	08/03/35	A2	96,321

		TOTAL PETROLEUM AND COAL PRODUCTS				203,757

PRIMARY METAL INDUSTRIES - 0.15%
100,000		Alcan, Inc	5.000	06/01/15	Baa1	97,150

		TOTAL PRIMARY METAL INDUSTRIES				97,150

TIAA-CREF Life Funds - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE
PRINTING AND PUBLISHING - 0.16%
100,000		CBS Corp	7.700	07/30/10	Baa3	108,453

		TOTAL PRINTING AND PUBLISHING				108,453

SECURITY AND COMMODITY BROKERS - 0.91%
100,000		Credit Suisse First Boston USA, Inc	4.875	08/15/10	Aa3	99,194
100,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	97,744
100,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	101,471
100,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	107,905
100,000		Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	98,936
100,000		Morgan Stanley	5.300	03/01/13	Aa3	100,233

		TOTAL SECURITY AND COMMODITY BROKERS				605,483

TRANSPORTATION EQUIPMENT - 0.49%
100,000		Boeing Co	6.125	02/15/33	A3	109,911
100,000		DaimlerChrysler NA Holding Corp	8.500	01/18/31	A3	121,108
100,000		General Dynamics Corp	3.000	05/15/08	A2	95,872

		TOTAL TRANSPORTATION EQUIPMENT				326,891

		TOTAL CORPORATE BONDS (Cost $21,184,887)				20,688,879

GOVERNMENT BONDS - 66.43%
AGENCY SECURITIES - 22.77%
375,000		Federal Farm Credit Bank (FFCB)	4.875	12/16/15	Aaa	376,453
550,000		FFCB	3.375	07/15/08	Aaa	533,269
550,000		FFCB	4.125	04/15/09	Aaa	540,424
250,000		Federal Home Loan Bank (FHLB)	3.625	02/16/07	Aaa	246,643
500,000		Federal Home Loan Mortgage Corp (FHLMC)	3.500	04/28/08	Aaa	486,509
2,017,000		FHLMC	3.750	04/15/07	Aaa	1,994,029
1,500,000		FHLMC	7.000	03/15/10	Aaa	1,627,803
1,000,000		FHLMC	5.875	03/21/11	Aa2	1,040,868
250,000		FHLMC	6.250	03/05/12	Aa2	253,934
2,000,000		Federal National Mortgage Association (FNMA)	3.125	07/15/06	Aaa	1,984,408
1,000,000		FNMA	3.875	05/15/07	Aaa	989,479
100,000		FNMA	4.625	01/15/08	Aaa	99,929
250,000		FNMA	7.125	06/15/10	Aaa	273,541
200,000		FNMA	4.125	01/30/12	Aaa	191,348
1,000,000		FNMA	5.250	08/01/12	Aa2	1,010,673
500,000		FNMA	2.000	08/17/12	Aaa	418,920
500,000		FNMA	6.470	09/25/12	Aaa	545,758
150,000		FNMA	4.000	02/25/19	NR	137,156
224,365		FNMA	4.500	03/01/19	NR	218,660
350,000	h	FNMA	4.500	12/01/20	NR	340,587
28,850		FNMA	5.500	09/01/24	NR	28,812
314,106		FNMA	5.500	07/01/33	NR	311,803
495,531		FNMA	4.500	09/01/33	NR	468,589
192,818		FNMA	5.500	07/01/35	NR	190,970
298,897		FNMA	7.500	07/01/35	NR	313,064
340,000		FNMA	6.210	08/06/38	Aaa	404,874
96,939		Freddie Mac Reference REMIC	5.125	10/15/15	NR	96,246

		TOTAL AGENCY SECURITIES				15,124,749

FOREIGN GOVERNMENT BONDS - 4.46%
250,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	251,038
100,000		China Development Bank	5.000	10/15/15	A2	97,955
100,000		Development Bank of Japan	4.250	06/09/15	Aaa	95,941
200,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	195,269

TIAA-CREF Life Funds - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE
100,000		Eksportfinans A/S	4.750	12/15/08	Aaae	100,067
250,000		Federal Republic of Germany	3.875	06/01/10	Aaa	244,035
100,000		Mexico Government International Bond	6.750	09/27/34	Baa1	109,000
1,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	992,200
100,000		Province of Ontario	4.500	02/03/15	Aa2	97,741
200,000		Province of Quebec Canada	4.600	05/26/15	A1	195,231
500,000		Province of Saskatchewan Canada	7.375	07/15/13	Aa2	582,715

		TOTAL FOREIGN GOVERNMENT BONDS				2,961,192

MORTGAGE BACKED SECURITIES - 31.18%
500,000		Federal Home Loan Mortgage Corp (FHLMC)	6.875	09/15/10		544,208
449,244		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/18		445,408
583,982		FGLMC	5.000	02/01/19		578,476
565,979		FGLMC	5.000	07/01/33		549,913
395,331		FGLMC	5.000	11/01/33		384,109
733,214		FGLMC	6.000	11/01/33		741,399
664,306		Federal National Mortgage Association (FNMA)	6.306	12/01/08		673,983
52,952		FNMA	5.000	06/01/13		52,809
1,956,095		FNMA	4.560	01/01/15		1,900,809
411,401		FNMA	6.000	02/01/18		420,529
198,192		FNMA	5.500	04/01/18		199,508
136,512		FNMA	5.500	05/01/18		137,418
488,703		FNMA	5.500	07/01/20		491,903
342,158		FNMA	5.500	02/01/24		342,227
785,748		FNMA	5.500	07/01/24		784,706
1,076,802		FNMA	5.500	07/01/33		1,068,907
770,948		FNMA	5.500	07/01/33		765,295
418,023		FNMA	4.500	08/01/33		395,164
748,655		FNMA	6.000	10/01/33		756,472
382,064		FNMA	5.000	11/01/33		371,528
2,063,186		FNMA	5.500	11/01/33		2,048,057
845,542		FNMA	5.000	03/01/34		822,223
1,519,842		FNMA	5.000	03/01/34		1,477,927
407,077		FNMA	4.350	03/25/34		390,572
264,884		FNMA	5.500	04/01/34		262,544
1,521,471		FNMA	5.000	02/25/35		1,507,122
149,193		FNMA	7.500	06/01/35		156,265
568,606		Government National Mortgage Association (GNMA)	5.500	07/20/33		571,654
99,286		GNMA	5.000	03/15/34		98,100
368,168		GNMA	5.000	06/15/34		363,770
1,400,000		GSR Mortgage Loan Trust Series 2005-6F (Class 4A3)	6.000	07/25/35		1,410,251

		TOTAL MORTGAGE BACKED SECURITIES				20,713,256

U.S. TREASURY SECURITIES - 8.02%
1,584,000		United States Treasury Bond	8.000	11/15/21		2,182,910
607,280	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09		638,591
500,000		United States Treasury Note	2.625	05/15/08		480,400
940,000		United States Treasury Note	4.000	06/15/09		928,814
1,000,000		United States Treasury Note	3.625	05/15/13		954,320
129,000		United States Treasury Note	5.375	02/15/31		144,984

		TOTAL U.S. TREASURY SECURITIES				5,330,019

		TOTAL GOVERNMENT BONDS (Cost $44,667,522)				44,129,216

		TOTAL BONDS (Cost $65,852,409)				64,818,095

TIAA-CREF Life Funds - Bond Fund

PRINCIPAL		RATE	MATURITY DATE	RATING+	VALUE
SHORT-TERM INVESTMENTS - 2.15%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.15%
1,430,000	Federal Home Loan Bank (FHLB)	3.400	01/03/06		1,429,468

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				1,429,468

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,429,730)				1,429,468

	TOTAL PORTFOLIO - 99.72% (Cost $67,282,139)				66,247,563
	OTHER ASSETS & LIABILITIES, NET - 0.28%				186,487

	NET ASSETS - 100.00%				$66,434,050

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $586,519 or 0.88% of net assets.

h	These securities were purchased on a delayed delivery basis.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

v	Security valued at fair value.

+	As provided by Moody’s Investors Service (Unaudited).

ABBREVIATION:

NR - Not Rated

For ease of presentation,we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $67,327,226. Net unrealized depreciation of portfolio investments aggregated $1,079,663 of which $148,375 related to appreciated portfolio investments and $1,228,038 related to depreciated portfolio investments.

TIAA-CREF Life Funds - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

STATEMENT OF INVESTMENTS

December 31, 2005

PRINCIPAL			RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS - 107.87%
CERTIFICATES OF DEPOSITS - 4.25%
$780,000		Suntrust Inc, NA	4.220%	02/27/06	$780,000
800,000		Wells Fargo	4.300	01/27/06	800,000

		TOTAL CERTIFICATES OF DEPOSITS			1,580,000

COMMERICAL PAPER - 88.46%
580,000		ABN Amro Bank N.V.	4.250	01/19/06	578,768
1,300,000		American Express Credit Corp	4.170	01/03/06	1,299,699
620,000		American Honda Finance Corp	4.240	01/09/06	619,416
455,000		American Honda Finance Corp	4.090	01/23/06	453,868
595,000	c	Atlantis One Funding Corp	4.140	01/24/06	593,426
1,200,000		Barclays U.S. Funding Corp	4.275	01/17/06	1,197,720
500,000	c	Beta Finance, Inc	4.160	01/12/06	499,364
510,000	c	Beta Finance, Inc	4.320	02/28/06	506,401
490,000	c	BMW US Capital Corp	4.070	01/04/06	489,834
800,000	c	CC (USA), Inc	3.890	01/20/06	798,366
310,000		Citigroup Funding, Inc	4.260	02/01/06	308,863
820,000		Citigroup Funding, Inc	4.230	02/13/06	815,857
1,240,000	c	Corporate Asset Funding Corp, Inc	4.280	02/08/06	1,234,398
560,000	c	Danske Corp	4.190	01/26/06	558,347
500,000	c	Dorada Finance, Inc	4.250	02/16/06	497,285
520,000	c	Dorada Finance, Inc	4.350	02/27/06	516,443
500,000	c	Edison Asset Securitization, LLC	4.190	01/17/06	499,069
581,000	c	Edison Asset Securitization, LLC	4.300	01/31/06	578,918
500,000		Fcar Owner Trust I	4.340	02/07/06	497,770
1,000,000	c	Gannett Co, Inc	4.250	01/11/06	998,819
405,000		General Electric Capital Corp	4.400	03/22/06	401,040
500,000		General Electric Capital Corp	4.520	06/27/06	488,888
470,000		Goldman Sachs Group, Inc	4.270	02/23/06	467,045
500,000	c	Govco, Inc	4.060	01/19/06	498,985
700,000	c	Govco, Inc	4.100	01/20/06	698,485
415,000	c	Greyhawk Funding LLC	4.180	01/09/06	414,615
850,000	c	Greyhawk Funding LLC	4.310	01/30/06	847,049
830,000	c	Harley-Davidson Funding Corp	4.300	02/09/06	826,134
500,000	c	Harrier Finance Funding LLC	4.200	02/15/06	497,375
525,000	c	Harrier Finance Funding LLC	4.370	03/06/06	520,921
400,000	c	Kitty Hawk Funding Corp	4.200	01/06/06	399,767
322,000	c	Kitty Hawk Funding Corp	4.220	01/20/06	321,283
500,000	c	Links Finance LLC	4.230	02/09/06	497,709
400,000		Paccar Financial Corp	4.020	01/12/06	399,509
565,000		Paccar Financial Corp	4.230	02/16/06	561,946
300,000		Paccar Financial Corp	4.380	03/14/06	297,372
620,000	c	Park Avenue Receivables Corp	4.270	01/27/06	618,088
990,000	c	Pfizer, Inc	4.400	03/23/06	980,199
501,000	c	Preferred Receivables Funding	4.300	01/09/06	500,521
800,000	c	Private Export Funding Corp	3.750	01/05/06	799,667
295,000	c	Private Export Funding Corp	4.120	01/10/06	294,696
500,000	c	Procter & Gamble Co	4.020	01/17/06	499,102
620,000	c	Ranger Funding Co LLC	4.190	01/05/06	619,708

TIAA-CREF Life Funds - Money Market Fund

PRINCIPAL			RATE	MATURITY DATE	VALUE
500,000	c	Ranger Funding Co LLC	4.290	01/17/06	499,094
845,000	c	Royal Bank of Scotland plc	4.200	01/31/06	842,043
915,000	c	Scaldis Capital LLC	4.130	01/25/06	912,426
1,000,000	c	Sheffield Receivables Corp	4.180	01/13/06	998,607
925,000	c	Sigma Finance, Inc	4.340	02/27/06	918,644
300,000	c	Sigma Finance, Inc	4.400	05/08/06	295,343
685,000		Societe Generale North America, Inc	4.250	02/03/06	682,413
465,000		Societe Generale North America, Inc	4.420	04/20/06	458,777
800,000		UBS Finance, (Delaware), Inc	4.230	01/18/06	798,402
500,000		UBS Finance, (Delaware), Inc	4.370	04/07/06	494,173

		TOTAL COMMERICAL PAPER			32,892,657

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 15.16%
190,000		Fannie Mae Discount Notes	4.100	01/11/06	189,792
215,000		Fannie Mae Discount Notes	4.170	01/19/06	214,575
217,000		Fannie Mae Discount Notes	4.200	01/26/06	216,367
65,000		Fannie Mae Discount Notes	3.850	01/27/06	64,819
150,000		Fannie Mae Discount Notes	4.310	03/08/06	148,815
235,000		Fannie Mae Discount Notes	4.370	05/10/06	231,253
450,000		Federal Home Loan Bank Discount Notes	4.240	02/17/06	447,509
200,000		Federal Home Loan Bank Discount Notes	4.450	05/10/06	196,811
150,000		Federal Home Loan Bank Discount Notes	4.500	05/31/06	147,188
1,000,000		Freddie Mac Discount Notes	3.910	01/03/06	999,783
95,000		Freddie Mac Discount Notes	3.615	01/10/06	94,917
400,000		Freddie Mac Discount Notes	3.970	02/02/06	398,588
665,000		Freddie Mac Discount Notes	4.210	02/10/06	661,889
437,000		Freddie Mac Discount Notes	3.980	02/14/06	434,874
325,000		Freddie Mac Discount Notes	4.222	02/21/06	323,056
880,000		Freddie Mac Discount Notes	4.350	04/18/06	868,622

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			5,638,858

		TOTAL SHORT-TERM INVESTMENTS - 107.87% (Cost $40,111,515)			40,111,515

		TOTAL PORTFOLIO - 107.87% (Cost $40,111,515)			40,111,515
		OTHER ASSETS & LIABILITIES, NET - (7.87)%			(2,926,142)

		NET ASSETS -100.00%			$37,185,373

c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

The cost of portfolio investments for federal income tax purposes is substantially the same as the amounts disclosed above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Mangers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) Changes in internal controls. During the fourth quarter of 2004, certain policies, procedures and controls were implemented in TIAA-CREF’s information technology areas. These changes involved improved documentation, communication, training, and compliance monitoring over IT general controls and are intended to enhance IT processes, including those that support preparation of the financial statements. Efforts to ensure compliance with these policies are currently underway.

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Date: February 13, 2006	By:	/s/ Bertram L. Scott
Bertram L. Scott
Executive Vice President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 13, 2006	By:	/s/ Bertram L. Scott
Bertram L. Scott
Executive Vice President
(principal executive officer)

Date: February 13, 2006	By:	/s/ Russell Noles
Russell Noles
Vice President and Acting Chief Financial Officer
(principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)